UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197
(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2019

Portfolio Review	1

Portfolio of Investments	22

Financial Statements	40

Notes to Financial Statements	52

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-633-3330. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/loomissayles.

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The 12-month period ending September 30, 2019 was challenging for domestic small cap equities. The worst market conditions came in the fourth quarter of 2018, as stocks sold off dramatically. On a market cap basis, large cap stocks outperformed, as measured by the Russell indices.

Small cap value managers generally fared better than their growth peers, as the Russell 2000® Growth Index was down close to 10% during the 12-month period, compared to the Russell 2000® Value Index’s 8.24% decline. Most sectors in the benchmark, the Russell 2000® Growth Index, posted negative returns, with energy being a particularly noteworthy underperformer. The utility sector, however, was an outlier to the upside, posting returns close to 27%.

Performance Results

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Small Cap Growth Fund returned -6.88% at net asset value. The Fund held up better than its benchmark, the Russell 2000® Growth Index, which returned -9.63%.

Explanation of Fund Performance

Among contributors to overall return, stock selection in the financials and communication services sectors, along with an overweight position in the information technology sector, drove the Fund’s outperformance. By contrast, underweight positioning in the real estate and utilities sectors, which outperformed the benchmark, and an overweight position to the energy sector, which underperformed the benchmark, hurt relative performance.

Among individual stocks, the Fund’s top contributors to performance were insurance company Kinsale Capital Group Inc., Goosehead Insurance Inc. and medical device producer Insulet Corp. Kinsale Capital was the Fund’s top performing stock. Kinsale is the only publicly traded property and casualty insurance company focused on the excess and surplus market, and results were strong during the year due to premium growth as the competitive environment became more favorable. Goosehead Insurance reported strong results driven by growth in its franchise and corporate business segments, while better than expected commissions helped to boost results. Insulet reported strong results during the

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year, with healthy international sales after working through inventory issues in the previous quarter. Margins were strong, and US new patient starts were at an all-time high. Insulet also began distributing into a new channel (pharmacy) which expanded its market reach and ease of access for patients.

Conversely, optical retailer National Vision Holdings Inc., cloud-based healthcare management platform provider HealthEquity Inc. and casino gaming products specialist PlayAGS Inc. were the largest detractors to the Fund’s performance. National Vision declined during the year amid concerns that comparable sales would fail to accelerate, attracting a short-seller research report that weighed on the stock. HealthEquity suffered from concerns around slowing growth and abating catalysts. Despite reporting solid results, expectations were high and investors were disappointed. Concern also grew about the impact of lower interest rates on HealthEquity’s custody business. Finally, PlayAGS reported results that fell short of expectations. The shortfall was due to a variety of issues, including regional product weakness, weather and higher than anticipated expenses.

Outlook

As we look forward, we continue to be focused on the underlying business trends of our existing holdings and potential new additions to ensure revenue and earnings growth trends can remain intact. This may prove challenging if earnings estimates continue to see downward pressure.

Markets may be volatile as investors search for clues about the health of the global economy. Central banks appear to be willing to support the global economy, which may reduce some near-term risks. US trade policy remains a source of uncertainty for corporate decision makers and investors. If the US-China trade war is resolved, there could be a rebound in the broader global economy towards the end of the year. Business confidence indicators in the US have shown some signs of weakness, and the inversion of the yield curve further supports the market’s position at the later stages of the cycle. Volatility remains subdued, but macroeconomic and geopolitical events could cause it to return.

While the outlook remains uncertain, we will not attempt to alter our process. As always, we look to deliver to our clients a compelling level of positive risk-adjusted returns that compound over time.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 20192

Top Ten Holdings as of September 30, 2019

	Security name	% of assets
1	Kinsale Capital Group, Inc.	1.82%
2	POOL CORP.	1.75
3	WNS Holdings Ltd., ADR	1.74
4	Albany International Corp., Class A	1.72
5	InterXion Holding NV	1.68
6	Mercury Systems, Inc.	1.64
7	Trex Co., Inc.	1.63
8	Goosehead Insurance, Inc., Series A	1.57
9	SiteOne Landscape Supply, Inc.	1.55
10	RBC Bearings, Inc.	1.53

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20192

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 12/31/96)	-6.88%	11.17%	14.32%	—%	0.94%	0.94%

Retail Class (Inception 12/31/96)	-7.11	10.90	14.03	—	1.19	1.19

Class N (Inception 2/1/13)	-6.76	11.31	—	12.56	0.82	0.82

Comparative Performance
Russell 2000® Growth Index[1]	-9.63	9.08	12.25	10.75

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 01/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Stocks tumbled during the fourth quarter of 2018 over concerns about US Federal Reserve (the Fed) policy tightening, trade wars, and weaker global growth which contributed to a negative turn in investor sentiment. The equity market then staged a remarkable rally during the first nine weeks of 2019 before settling into a trading range for the balance of the 12-month period. Large cap stocks recorded a modest gain for the period, while small cap stocks finished modestly lower.

Lingering investor concerns over the Fed having “overtightened” in 2018, evidence of a softening global economy, and heightened activity related to international trade and tariffs led to increased market volatility throughout the year. Top performers included more defensive investments, including larger capitalization stocks, higher visibility business models, and companies with the healthiest balance sheets.

Interest rates fell fairly dramatically across the maturity spectrum as the result of softer economic data and the Fed moving to an accommodative stance, lowering interest rates twice during the third quarter of 2019.

Small cap growth stocks and value stocks swapped leadership throughout the period with small cap value returns ending just ahead of growth, helped by a stunning value rally in the month of September.

Performance Results

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Small Cap Value Fund returned -4.11% at net asset value. The Fund held up better than its benchmark, the Russell 2000® Value Index, which returned -8.24%.

Explanation of Fund Performance

The Fund started the fiscal year period positioned fairly conservatively, favoring the upper portion of the market capitalization range and emphasizing companies with highly durable business models. The Fund maintained a fairly significant underweight to the energy sector, which was by far the worst performing area of the small cap market. An overweight to information technology also added to relative performance.

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Stock selection was favorable across most sectors of the Fund, but especially so in the consumer discretionary and health care sectors. Among individual stocks, Mellanox Technologies, Ltd., Aerojet Rocketdyne Holdings, Inc. and Euronet Worldwide, Inc. had the largest positive contributions to performance for the period.

Mellanox Technologies is a leading provider of networking technologies used for high performance and cloud computing. The company has benefited from the explosion of data and proliferation of data centers driving demand for faster networks and interconnects. During the first quarter of 2019, Mellanox agreed to be acquired, providing an additional boost to their share price.

Aerojet Rocketdyne is the leading independent provider of propulsion systems to space, missile defense, and tactical missile customers. It is benefiting from the overall growth of investments in space as well as an increasingly complex geopolitical environment. Profit margins have improved as the company has consolidated its manufacturing footprint.

Euronet facilitates electronic financial transactions on a global basis and manages ATM networks. The stock outperformed as prior regulatory concerns in its electronic funds transfer segment abated and high earnings visibility companies were in favor with investors.

On the negative side, the Fund’s underweight in the “bond proxy” sectors such as real estate and utilities detracted from relative performance, as interest rates declined fairly substantially during the period. Stock selection was also weak within the information technology and financials sectors. During the 12-month period, Conduent, Inc., Avanos Medical, Inc. and Apergy Corporation detracted the most from performance.

Conduent is a leading service company specializing in transaction-intensive services including health savings account administration and toll processing. The company was spun off from Xerox Corporation in 2016 and has made progress reducing its cost structure. However, it has been burdened by legacy technology systems issues and has been unable to add new business as quickly as originally anticipated.

Avanos was spun off from Kimberly-Clark in 2015 and has now transformed itself into a pure-play medical device company. Industry-wide shortages of two pain medications manufactured by Pfizer that are used in the company’s On-Q pain pumps have temporarily constrained top line growth, negatively affecting investor enthusiasm for the stock.

Apergy provides equipment and services in the drilling and production phases of oil and gas wells. Energy stocks were the worst performing sector over the trailing 12 months, and oil services stocks were the weakest segment within energy as rig counts have fallen and drilling companies have cut back on capital expenditures to maintain current wells.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Outlook

We remain committed to identify inefficiencies in the small cap market that result in stock prices and valuations that do not accurately reflect our assessment of the underlying value of the corporate enterprise. We apply this approach consistently over time, regardless of the current market environment.

While many forms of inefficiency may exist in the market, we focus on companies that are misunderstood, underfollowed or in the midst of a “special situation” where we believe we can use our strengths and consistent process. We require fundamentally sound business models, capable management teams and financial stability. Key to our process are distinct, company-specific catalysts on the horizon to sustain, enhance, or highlight the fundamental outlook. These principles are applied consistently over time, regardless of the current market environment. With a margin of safety and a proper time horizon, our goal is to achieve an attractive return for our investors, while managing to an appropriate level of risk.

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Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 20193

Top Ten Holdings as of September 30, 2019

	Security name	% of assets
1	ALLETE, Inc.	1.54%
2	Viad Corp.	1.42
3	Churchill Downs, Inc.	1.31
4	NextEra Energy Partners LP	1.23
5	Nomad Foods Ltd.	1.22
6	Littelfuse, Inc.	1.19
7	Vistra Energy Corp.	1.17
8	Armstrong World Industries, Inc.	1.15
9	GCI Liberty, Inc., Class A	1.15
10	Reinsurance Group of America, Inc.	1.14

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

See notes to chart on page 9.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns — September 30, 20193

					Expense Ratios[4]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/13/91)	-4.11%	7.57%	10.97%	—%	0.95%	0.93%

Retail Class (Inception 12/31/96)	-4.33	7.30	10.70	—	1.20	1.18

Admin Class (Inception 1/2/98)	-4.60	7.04	10.43	—	1.45	1.43

Class N (Inception 2/1/13)	-4.07	7.64	—	9.15	0.86	0.86

Comparative Performance
Russell 2000® Value Index[1]	-8.24	7.17	10.06	8.23
Russell 2000® Index[2]	-8.89	8.19	11.19	9.53

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 01/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The 12-month period ending September 30, 2019 was challenging for domestic small cap equities. Mid-cap and large cap equities posted positive returns over the year. After a dramatic selloff in the fourth quarter of 2018, most domestic equity indices bounced back, but the Russell 2500TM Growth Index (the Index) still finished lower for the period. On a market cap basis, large cap stocks outperformed, as measured by the Russell indices.

The Russell benchmarks showed minimal performance differential between growth and value managers in the small/mid-cap market. Most sectors in the growth benchmark posted negative returns, with energy being a particularly noteworthy underperformer within the Index, losing approximately 48%. The utility sector, however, was an outlier to the upside, posting returns close to 27%.

Performance Results

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Small/Mid Cap Growth Fund returned -3.27% at net asset value. The Fund held up better than its benchmark, the Russell 2500TM Growth Index, which returned -4.11%.

Explanation of Fund Performance

The Fund’s relative performance was driven by stock selection, with particularly strong contributions from the health care, industrials and financials sectors. Stock selection in the information technology sector detracted from relative performance.

Among individual stocks, the Fund’s top contributors to performance were medical device producer Insulet Corp., electronic fixed income trading platform provider MarketAxess Holdings Inc. and aftermarket aircraft parts supplier Heico Corp. Insulet reported strong results during the year, with healthy international sales after working through inventory issues in the previous quarter. Margins were also strong, and US new patient starts were at an all-time high. The company began distributing into a new channel (pharmacy) which expanded its market reach and ease of access for patients. MarketAxess reported solid results throughout the year, citing improving market conditions for credit trading, and volume trended ahead of prior time periods. Heico benefited from robust demand and a strong pipeline of M&A targets. The market has been favorable for its flight support business, given air-traffic increases and fleet expansion. Rising US defense spending has also benefited its electronic technologies business.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Conversely, transportation and logistics services company XPO Logistics, cloud-based healthcare management platform provider HealthEquity Inc. and modular space rental solutions specialist WillScot Corp. were the largest detractors to performance for the 12-month time period. The bulk of the impact from these holdings was concentrated in the market selloff of the fourth quarter of 2018. XPO Logistics declined in response to a report from a short-selling investment firm. The logistics company disputed the report’s merit, but given heavy selling pressure across all equities, the stock declined significantly. HealthEquity suffered from concerns around slowing growth and abating catalysts. Despite reporting solid results, expectations were high and investors were disappointed. Concern also grew about the impact of lower interest rates on HealthEquity’s custody business. Finally, WillScot issued stock to warrant holders during poor market conditions, which likely created selling pressure on the stock.

Outlook

As we look forward, we continue to be focused on the underlying business trends of our existing holdings and potential new additions to ensure revenue and earnings growth trends can remain intact. This may prove challenging if earnings estimates continue to see downward pressure.

Markets may be volatile as investors search for clues about the health of the global economy. Central banks appear to be willing to support the global economy, which may reduce some near-term risks. US trade policy remains a source of uncertainty for corporate decision makers and investors. If the US-China trade war is resolved, there could be a rebound in the broader global economy towards the end of the year. Business confidence indicators in the US have shown some signs of weakness, and the inversion of the yield curve further supports the market’s position at the later stages of the cycle. Volatility remains subdued, but macroeconomic and geopolitical events could cause it to return.

While the outlook remains uncertain, we will not attempt to alter our process. As always, we look to deliver to our clients a compelling level of positive risk-adjusted returns that compound over time.

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Hypothetical Growth of $1,000,000 Investment in Institutional Class Shares

June 30, 2015 (inception) through September 30, 20192

Top Ten Holdings as of September 30, 2019

	Security name	% of assets
1	Insulet Corp.	2.04%
2	Live Nation Entertainment, Inc.	1.75
3	EPAM Systems, Inc.	1.75
4	Bright Horizons Family Solutions, Inc.	1.64
5	Guidewire Software, Inc.	1.63
6	Generac Holdings, Inc.	1.59
7	Hexcel Corp.	1.51
8	HEICO Corp.	1.49
9	Booz Allen Hamilton Holding Corp.	1.47
10	ICON PLC	1.46

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

See notes to chart on page 13.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Average Annual Total Returns — September 30, 20192

			Expense Ratios[3]
	1 year	Life of Fund	Gross	Net

Institutional Class (Inception 6/30/15)	-3.27%	10.02%	1.42%	0.85%

Comparative Performance
Russell 2500TM Growth Index[1]	-4.11	8.23

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

The Russell 2500TM Growth Index measures the performance of the small-to-mid-cap growth segment of the US equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500TM Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-to-mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-to-mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Indices are unmanaged.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 01/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you

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understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2019 through September 30, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,000.00	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

Retail Class
Actual	$1,000.00	$998.70	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.07

Class N
Actual	$1,000.00	$1,000.80	$4.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95%, 1.20% and 0.83% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,035.80	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$1,035.00	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$1,033.30	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$1,036.10	$4.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.83% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,028.70	$4.32
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  16

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or

17  |

other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2019. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

|  18

The Board noted that, through December 31, 2018, each Fund’s one-, three- and five-year performance, as applicable, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Small Cap Growth Fund	20%	32%	29%
Loomis Sayles Small Cap Value Fund	80%	62%	48%
Loomis Sayles Small/Mid Cap Growth Fund	63%	27%	N/A

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain periods, was competitive over the long term relative to its category and (3) that the Fund’s performance has been competitive when compared to its benchmark.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations

19  |

regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their caps. The Trustees also considered that Loomis Sayles Small Cap Growth Fund’s current expenses are below its cap. The Trustees noted that the Funds had total advisory fee rates that were below the medians of their respective peer groups of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that although none of the Funds’ management fees were subject to breakpoints, each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

|  20

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2020.

21  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 97.0% of Net Assets

	Aerospace & Defense – 4.9%
396,117	AAR Corp.	$16,323,982
299,980	Hexcel Corp.	24,637,357
627,968	Kratos Defense & Security Solutions, Inc.(a)	11,677,065
331,133	Mercury Systems, Inc.(a)	26,878,066

		79,516,470

	Air Freight & Logistics – 0.6%
468,325	Air Transport Services Group, Inc.(a)	9,844,192

	Auto Components – 1.8%
211,674	Fox Factory Holding Corp.(a)	13,174,590
533,557	Stoneridge, Inc.(a)	16,524,260

		29,698,850

	Banks – 0.8%
324,015	TCF Financial Corp.	12,335,251

	Biotechnology – 6.8%
542,550	Aimmune Therapeutics, Inc.(a)	11,360,997
130,269	Argenx SE, ADR(a)	14,845,455
155,230	Blueprint Medicines Corp.(a)	11,404,748
891,462	Epizyme, Inc.(a)	9,195,431
191,893	Genomic Health, Inc.(a)	13,014,183
717,044	Halozyme Therapeutics, Inc.(a)	11,121,353
214,459	PTC Therapeutics, Inc.(a)	7,253,003
211,167	Repligen Corp.(a)	16,194,397
132,173	Ultragenyx Pharmaceutical, Inc.(a)	5,654,361
324,210	Xencor, Inc.(a)	10,935,603

		110,979,531

	Building Products – 3.3%
381,251	AAON, Inc.	17,514,671
280,254	Advanced Drainage Systems, Inc.	9,043,796
292,715	Trex Co., Inc.(a)	26,616,575

		53,175,042

	Capital Markets – 1.5%
473,303	AssetMark Financial Holdings, Inc.(a)	12,329,543
210,143	Hamilton Lane, Inc., Class A	11,969,745

		24,299,288

	Commercial Services & Supplies – 1.4%
407,711	Casella Waste Systems, Inc., Class A(a)	17,507,110
82,854	McGrath RentCorp	5,765,810

		23,272,920

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Construction & Engineering – 0.7%
586,308	Primoris Services Corp.	$11,497,500

	Distributors – 1.7%
142,067	POOL CORP.	28,654,914

	Diversified Consumer Services – 2.7%
65,770	Chegg, Inc.(a)	1,969,811
221,828	Grand Canyon Education, Inc.(a)	21,783,510
1,213,083	Laureate Education, Inc., Class A(a)	20,106,851

		43,860,172

	Diversified Telecommunication Services – 1.8%
175,533	Bandwidth, Inc., Class A(a)	11,428,954
313,582	Cogent Communications Holdings, Inc.	17,278,368

		28,707,322

	Electrical Equipment – 1.5%
306,443	Generac Holdings, Inc.(a)	24,006,745

	Electronic Equipment, Instruments & Components – 1.8%
224,265	Novanta, Inc.(a)	18,326,936
79,955	Rogers Corp.(a)	10,930,648

		29,257,584

	Energy Equipment & Services – 1.5%
361,165	Apergy Corp.(a)	9,769,513
486,364	Cactus, Inc., Class A(a)	14,075,374

		23,844,887

	Entertainment – 1.0%
772,351	IMAX Corp.(a)	16,953,104

	Food & Staples Retailing – 1.2%
490,272	Chefs’ Warehouse, Inc. (The)(a)	19,767,767

	Food Products – 2.5%
486,364	Freshpet, Inc.(a)	24,206,336
592,544	Simply Good Foods Co. (The)(a)	17,177,851

		41,384,187

	Health Care Equipment & Supplies – 4.3%
539,957	AtriCure, Inc.(a)	13,466,527
232,358	CONMED Corp.	22,341,222
403,478	CryoLife, Inc.(a)	10,954,428
86,196	Penumbra, Inc.(a)	11,592,500
191,307	Quidel Corp.(a)	11,736,684

		70,091,361

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Health Care Providers & Services – 3.1%
143,042	Amedisys, Inc.(a)	$18,739,933
292,130	BioTelemetry, Inc.(a)	11,898,455
172,197	LHC Group, Inc.(a)	19,554,691

		50,193,079

	Health Care Technology – 2.0%
480,653	HMS Holdings Corp.(a)	16,565,706
317,354	Inovalon Holdings, Inc., Class A(a)	5,201,432
123,736	Medidata Solutions, Inc.(a)	11,321,844

		33,088,982

	Hotels, Restaurants & Leisure – 1.9%
227,202	Planet Fitness, Inc., Class A(a)	13,148,180
200,181	Wingstop, Inc.	17,471,797

		30,619,977

	Insurance – 5.4%
521,174	Goosehead Insurance, Inc., Series A	25,719,937
298,454	James River Group Holdings Ltd.	15,292,783
288,327	Kinsale Capital Group, Inc.	29,787,062
227,700	Palomar Holdings, Inc.(a)	8,975,934
312,539	Trupanion, Inc.(a)	7,944,742

		87,720,458

	IT Services – 6.0%
419,962	EVERTEC, Inc.	13,111,213
694,439	Evo Payments, Inc., Class A(a)	19,527,625
336,496	InterXion Holding NV(a)	27,410,964
489,661	NIC, Inc.	10,111,500
485,096	WNS Holdings Ltd., ADR(a)	28,499,390

		98,660,692

	Leisure Products – 1.0%
807,526	Callaway Golf Co.	15,674,080

	Life Sciences Tools & Services – 2.6%
248,963	Adaptive Biotechnologies Corp.(a)	7,692,957
556,959	NeoGenomics, Inc.(a)	10,649,056
248,935	PRA Health Sciences, Inc.(a)	24,701,820

		43,043,833

	Machinery – 7.1%
312,022	Albany International Corp., Class A	28,131,904
259,953	Chart Industries, Inc.(a)	16,210,669
757,470	Harsco Corp.(a)	14,361,631
558,616	Kornit Digital Ltd.(a)	17,194,200

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Machinery – continued
154,255	Proto Labs, Inc.(a)	$15,749,436
150,266	RBC Bearings, Inc.(a)	24,930,632

		116,578,472

	Pharmaceuticals – 3.7%
526,049	Horizon Therapeutics PLC(a)	14,324,314
169,856	MyoKardia, Inc.(a)	8,857,991
292,093	Pacira BioSciences, Inc.(a)	11,119,981
123,053	Reata Pharmaceuticals, Inc., Class A(a)	9,879,925
279,844	Supernus Pharmaceuticals, Inc.(a)	7,690,113
211,004	Zogenix, Inc.(a)	8,448,600

		60,320,924

	Professional Services – 2.5%
329,963	Huron Consulting Group, Inc.(a)	20,239,931
241,771	ICF International, Inc.	20,422,396

		40,662,327

	Semiconductors & Semiconductor Equipment – 2.6%
145,285	Monolithic Power Systems, Inc.	22,610,705
184,287	Silicon Laboratories, Inc.(a)	20,520,357

		43,131,062

	Software – 10.4%
219,097	Cornerstone OnDemand, Inc.(a)	12,010,898
311,826	Envestnet, Inc.(a)	17,680,534
422,789	Five9, Inc.(a)	22,720,681
155,913	Globant S.A.(a)	14,278,512
108,071	HubSpot, Inc.(a)	16,384,644
396,852	Mimecast Ltd.(a)	14,155,711
167,402	PROS Holdings, Inc.(a)	9,977,159
299,638	Q2 Holdings, Inc.(a)	23,632,449
397,340	Rapid7, Inc.(a)	18,035,263
342,834	RealPage, Inc.(a)	21,550,545

		170,426,396

	Specialty Retail – 1.4%
618,740	National Vision Holdings, Inc.(a)	14,893,072
265,304	Sonic Automotive, Inc., Class A	8,333,198

		23,226,270

	Textiles, Apparel & Luxury Goods – 2.1%
218,610	Columbia Sportswear Co.	21,181,123
368,575	Steven Madden Ltd.	13,191,299

		34,372,422

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Thrifts & Mortgage Finance – 1.9%
342,306	Essent Group Ltd.	$16,317,727
563,784	NMI Holdings, Inc., Class A(a)	14,804,968

		31,122,695

	Trading Companies & Distributors – 1.5%
342,054	SiteOne Landscape Supply, Inc.(a)	25,318,837

	Total Common Stocks (Identified Cost $1,312,164,600)	1,585,307,593

Principal Amount

Short-Term Investments – 3.4%

$55,500,624	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $55,502,319 on 10/01/2019 collateralized by $54,620,000 U.S. Treasury Note, 2.125% due 5/15/2025 valued at $56,612,374 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $55,500,624)	55,500,624

	Total Investments – 100.4% (Identified Cost $1,367,665,224)	1,640,808,217

	Other assets less liabilities—(0.4)%	(6,644,063)

	Net Assets – 100.0%	$1,634,164,154

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2019

Software	10.4%
Machinery	7.1
Biotechnology	6.8
IT Services	6.0
Insurance	5.4
Aerospace & Defense	4.9
Health Care Equipment & Supplies	4.3
Pharmaceuticals	3.7
Building Products	3.3
Health Care Providers & Services	3.1
Diversified Consumer Services	2.7
Semiconductors & Semiconductor Equipment	2.6
Life Sciences Tools & Services	2.6
Food Products	2.5
Professional Services	2.5
Textiles, Apparel & Luxury Goods	2.1
Health Care Technology	2.0
Other Investments, less than 2% each	25.0
Short-Term Investments	3.4

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 99.0% of Net Assets

	Aerospace & Defense – 1.7%
156,282	Aerojet Rocketdyne Holdings, Inc.(a)	$7,893,804
74,984	BWX Technologies, Inc.	4,289,834

		12,183,638

	Auto Components – 1.5%
152,445	Cooper Tire & Rubber Co.	3,981,863
48,454	Fox Factory Holding Corp.(a)	3,015,777
39,753	LCI Industries	3,651,313

		10,648,953

	Banks – 15.0%
154,250	Ameris Bancorp	6,207,020
166,240	BancorpSouth Bank	4,922,366
107,053	Bank OZK	2,919,335
160,522	Bryn Mawr Bank Corp.	5,860,658
93,549	Carolina Financial Corp.	3,324,732
138,995	Cathay General Bancorp	4,827,991
227,100	CenterState Bank Corp.	5,446,994
256,269	CVB Financial Corp.	5,348,334
220,906	First Financial Bancorp	5,406,674
346,655	Home BancShares, Inc.	6,515,381
89,891	IBERIABANK Corp.	6,790,366
139,260	PacWest Bancorp	5,060,709
95,744	Pinnacle Financial Partners, Inc.	5,433,472
151,044	Popular, Inc.	8,168,460
108,832	Prosperity Bancshares, Inc.	7,686,804
40,560	Signature Bank	4,835,563
160,207	TCF Financial Corp.	6,099,081
197,480	Triumph Bancorp, Inc.(a)	6,297,637
113,943	Wintrust Financial Corp.	7,364,136

		108,515,713

	Beverages – 0.7%
416,350	Cott Corp.	5,191,884

	Biotechnology – 0.5%
44,384	United Therapeutics Corp.(a)	3,539,624

	Building Products – 1.7%
46,323	American Woodmark Corp.(a)	4,118,578
85,931	Armstrong World Industries, Inc.	8,309,528

		12,428,106

	Capital Markets – 1.5%
325,208	Donnelley Financial Solutions, Inc.(a)	4,006,563
116,480	Stifel Financial Corp.	6,683,622

		10,690,185

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Chemicals – 3.1%
186,220	AdvanSix, Inc.(a)	$4,789,578
53,359	Ashland Global Holdings, Inc.	4,111,311
122,555	Cabot Corp.	5,554,193
40,317	Ingevity Corp.(a)	3,420,494
69,697	WR Grace & Co.	4,652,972

		22,528,548

	Commercial Services & Supplies – 4.4%
89,279	Clean Harbors, Inc.(a)	6,892,339
172,650	IAA, Inc.(a)	7,204,684
172,650	KAR Auction Services, Inc.	4,238,557
175,199	Kimball International, Inc., Class B	3,381,341
152,591	Viad Corp.	10,246,486

		31,963,407

	Communications Equipment – 1.2%
272,103	Digi International, Inc.(a)	3,706,043
360,583	Viavi Solutions, Inc.(a)	5,049,965

		8,756,008

	Construction & Engineering – 0.9%
186,609	Arcosa, Inc.	6,383,894

	Distributors – 0.6%
127,834	Core-Mark Holding Co., Inc.	4,105,389

	Diversified Consumer Services – 1.6%
112,585	frontdoor, Inc.(a)	5,468,253
149,813	OneSpaWorld Holdings Ltd.(a)	2,326,596
66,542	ServiceMaster Global Holdings, Inc.(a)	3,719,698

		11,514,547

	Diversified Financial Services – 0.8%
226,416	Cannae Holdings, Inc.(a)	6,219,648

	Diversified Telecommunication Services – 1.1%
133,581	GCI Liberty, Inc., Class A(a)	8,291,373

	Electric Utilities – 1.5%
127,026	ALLETE, Inc.	11,103,343

	Electrical Equipment – 0.6%
227,061	TPI Composites, Inc.(a)	4,257,394

	Electronic Equipment, Instruments & Components – 2.8%
108,422	Kimball Electronics, Inc.(a)	1,573,203
48,470	Littelfuse, Inc.	8,594,216
157,993	Methode Electronics, Inc.	5,314,884

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electronic Equipment, Instruments & Components – continued
15,858	Rogers Corp.(a)	$2,167,947
201,758	TTM Technologies, Inc.(a)	2,460,439

		20,110,689

	Energy Equipment & Services – 1.1%
223,506	Apergy Corp.(a)	6,045,837
41,390	DMC Global, Inc.	1,820,332

		7,866,169

	Entertainment – 0.5%
128,200	Liberty Media Corp.-Liberty Braves, Class C(a)	3,557,550

	Food Products – 3.6%
224,605	Darling Ingredients, Inc.(a)	4,296,693
35,446	J&J Snack Foods Corp.	6,805,632
431,084	Nomad Foods Ltd.(a)	8,837,222
56,983	Post Holdings, Inc.(a)	6,031,081

		25,970,628

	Health Care Equipment & Supplies – 2.0%
112,321	Avanos Medical, Inc.(a)	4,207,545
77,360	Quidel Corp.(a)	4,746,036
187,113	Varex Imaging Corp.(a)	5,340,205

		14,293,786

	Health Care Providers & Services – 0.8%
100,333	AMN Healthcare Services, Inc.(a)	5,775,167

	Hotels, Restaurants & Leisure – 2.8%
76,463	Churchill Downs, Inc.	9,439,740
22,981	Cracker Barrel Old Country Store, Inc.	3,737,860
70,132	Marriott Vacations Worldwide Corp.	7,266,376

		20,443,976

	Household Durables – 0.8%
35,486	Helen of Troy Ltd.(a)	5,594,723

	Independent Power & Renewable Electricity Producers – 3.2%
168,813	NextEra Energy Partners LP	8,920,079
140,035	NRG Energy, Inc.	5,545,386
317,351	Vistra Energy Corp.	8,482,792

		22,948,257

	Industrial Conglomerates – 0.7%
162,759	Raven Industries, Inc.	5,445,916

	Insurance – 3.9%
178,589	Employers Holdings, Inc.	7,782,908

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Insurance – continued
122,468	First American Financial Corp.	$7,226,837
133,106	ProAssurance Corp.	5,360,179
51,406	Reinsurance Group of America, Inc.	8,218,791

		28,588,715

	Internet & Direct Marketing Retail – 0.4%
287,102	Qurate Retail, Inc., Class A(a)	2,961,457

	IT Services – 5.1%
376,418	Conduent, Inc.(a)	2,341,320
115,704	CSG Systems International, Inc.	5,979,583
49,840	Euronet Worldwide, Inc.(a)	7,291,592
204,987	Genpact Ltd.	7,943,246
224,297	Perspecta, Inc.	5,858,638
37,706	WEX, Inc.(a)	7,619,251

		37,033,630

	Leisure Products – 0.6%
77,944	Brunswick Corp.	4,062,441

	Machinery – 4.2%
55,864	Alamo Group, Inc.	6,576,310
67,500	Altra Industrial Motion Corp.	1,869,413
157,864	Columbus McKinnon Corp.	5,750,986
357,465	Harsco Corp.(a)	6,777,536
34,564	John Bean Technologies Corp.	3,436,699
69,131	Kadant, Inc.	6,069,010

		30,479,954

	Marine – 0.4%
35,137	Kirby Corp.(a)	2,886,856

	Media – 1.3%
374,795	Gray Television, Inc.(a)	6,116,654
78,466	John Wiley & Sons, Inc., Class A	3,447,796

		9,564,450

	Metals & Mining – 0.4%
507,316	Ferroglobe R&W Trust(a)(b)(c)(d)	—
81,689	Haynes International, Inc.	2,927,734

		2,927,734

	Multi-Utilities – 2.1%
245,544	MDU Resources Group, Inc.	6,921,885
108,521	NorthWestern Corp.	8,144,501

		15,066,386

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Oil, Gas & Consumable Fuels – 1.5%
35,050	Arch Coal, Inc., Class A	$2,600,710
565,046	SRC Energy, Inc.(a)	2,633,114
192,547	Viper Energy Partners LP	5,327,776

		10,561,600

	Personal Products – 0.5%
35,613	Medifast, Inc.	3,690,575

	Pharmaceuticals – 1.4%
124,259	Catalent, Inc.(a)	5,922,184
143,865	Supernus Pharmaceuticals, Inc.(a)	3,953,410

		9,875,594

	Professional Services – 2.8%
92,412	ASGN, Inc.(a)	5,809,018
241,312	Clarivate Analytics PLC(a)	4,070,933
61,988	Insperity, Inc.	6,113,257
111,257	Korn Ferry	4,298,971

		20,292,179

	REITs – Apartments – 0.8%
119,160	American Campus Communities, Inc.	5,729,213

	REITs – Diversified – 0.6%
160,546	Outfront Media, Inc.	4,459,968

	REITs – Hotels – 0.8%
71,375	Ryman Hospitality Properties, Inc.	5,839,189

	REITs – Office Property – 0.9%
160,908	JBG SMITH Properties	6,309,203

	REITs – Shopping Centers – 0.8%
314,399	Retail Opportunity Investments Corp.	5,731,494

	REITs – Single Tenant – 1.5%
274,618	Essential Properties Realty Trust, Inc.	6,291,498
85,107	National Retail Properties, Inc.	4,800,035

		11,091,533

	REITs – Storage – 0.9%
182,971	CubeSmart	6,385,688

	REITs – Warehouse/Industrials – 2.9%
184,388	Americold Realty Trust	6,835,263
87,780	CyrusOne, Inc.	6,943,398
173,265	Rexford Industrial Realty, Inc.	7,627,125

		21,405,786

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Road & Rail – 1.2%
39,114	Genesee & Wyoming, Inc., Class A(a)	$4,322,488
24,283	Old Dominion Freight Line, Inc.	4,127,382

		8,449,870

	Semiconductors & Semiconductor Equipment – 2.1%
97,629	Advanced Energy Industries, Inc.(a)	5,604,881
39,706	Mellanox Technologies Ltd.(a)	4,351,381
167,797	Tower Semiconductor Ltd.(a)	3,228,414
35,140	Versum Materials, Inc.	1,859,960

		15,044,636

	Software – 1.5%
123,311	ACI Worldwide, Inc.(a)	3,862,717
42,553	LogMeIn, Inc.	3,019,561
95,772	Verint Systems, Inc.(a)	4,097,126

		10,979,404

	Specialty Retail – 1.7%
106,551	Aaron’s, Inc.	6,846,967
189,878	Urban Outfitters, Inc.(a)	5,333,673

		12,180,640

	Thrifts & Mortgage Finance – 2.0%
51,558	Federal Agricultural Mortgage Corp., Class C	4,210,226
152,408	Meta Financial Group, Inc.	4,970,025
214,056	OceanFirst Financial Corp.	5,051,722

		14,231,973

	Total Common Stocks (Identified Cost $511,675,605)	716,158,683

Principal Amount

Short-Term Investments – 1.0%

$7,065,933	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $7,066,149 on 10/01/2019 collateralized by $6,755,000 U.S. Treasury Note, 2.625% due 12/31/2025 valued at $7,207,524 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,065,933)	7,065,933

	Total Investments – 100.0% (Identified Cost $518,741,538)	723,224,616

	Other assets less liabilities—(0.0)%	(252,118)

	Net Assets – 100.0%	$722,972,498

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small Cap Value Fund – continued

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

(b)	Security subject to restrictions on resale. This security was acquired on November 29, 2016 at a cost of $0. At September 30, 2019, the value of this security amounted to $0.

(c)	Illiquid security. (Unaudited)

(d)	Security classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of this security amounted to $0. See Note 2 of Notes to Financial Statements.

REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2019

Banks	15.0%
IT Services	5.1
Commercial Services & Supplies	4.4
Machinery	4.2
Insurance	3.9
Food Products	3.6
Independent Power & Renewable Electricity Producers	3.2
Chemicals	3.1
REITs – Warehouse/Industrials	2.9
Hotels, Restaurants & Leisure	2.8
Professional Services	2.8
Electronic Equipment, Instruments & Components	2.8
Multi-Utilities	2.1
Semiconductors & Semiconductor Equipment	2.1
Health Care Equipment & Supplies	2.0
Thrifts & Mortgage Finance	2.0
Other Investments, less than 2% each	37.0
Short-Term Investments	1.0

Total Investments	100.0
Other assets less liabilities	(0.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 89.1% of Net Assets

	Aerospace & Defense – 3.0%
4,107	HEICO Corp.	$512,882
6,313	Hexcel Corp.	518,487

		1,031,369

	Banks – 1.1%
8,551	Western Alliance Bancorp	394,030

	Biotechnology – 3.3%
1,938	Argenx SE, ADR(a)	220,855
2,826	Ascendis Pharma AS, ADR(a)	272,200
3,554	Blueprint Medicines Corp.(a)	261,112
4,152	Neurocrine Biosciences, Inc.(a)	374,137

		1,128,304

	Capital Markets – 3.6%
15,962	Ares Management Corp., Class A	427,941
1,237	MarketAxess Holdings, Inc.	405,118
2,695	Morningstar, Inc.	393,847

		1,226,906

	Commercial Services & Supplies – 1.4%
11,984	Ritchie Bros. Auctioneers, Inc.	478,162

	Communications Equipment – 1.3%
11,391	Ciena Corp.(a)	446,869

	Distributors – 1.4%
2,308	POOL CORP.	465,524

	Diversified Consumer Services – 4.2%
3,685	Bright Horizons Family Solutions, Inc.(a)	561,962
4,925	Grand Canyon Education, Inc.(a)	483,635
24,873	Laureate Education, Inc., Class A(a)	412,270

		1,457,867

	Diversified Telecommunication Services – 1.1%
7,051	Cogent Communications Holdings, Inc.	388,510

	Electrical Equipment – 2.6%
2,479	Acuity Brands, Inc.	334,144
6,961	Generac Holdings, Inc.(a)	545,325

		879,469

	Electronic Equipment, Instruments & Components – 2.5%
8,104	FLIR Systems, Inc.	426,189
10,712	Trimble, Inc.(a)	415,733

		841,922

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Energy Equipment & Services – 0.8%
9,363	Cactus, Inc., Class A(a)	$270,965

	Entertainment – 1.7%
9,036	Live Nation Entertainment, Inc.(a)	599,448

	Food & Staples Retailing – 2.0%
2,641	Casey’s General Stores, Inc.	425,624
13,951	Sprouts Farmers Market, Inc.(a)	269,812

		695,436

	Food Products – 2.4%
8,733	Freshpet, Inc.(a)	434,641
19,623	Nomad Foods Ltd.(a)	402,272

		836,913

	Health Care Equipment & Supplies – 4.9%
6,340	Globus Medical, Inc., Class A(a)	324,101
4,236	Insulet Corp.(a)	698,643
1,616	Penumbra, Inc.(a)	217,336
3,129	West Pharmaceutical Services, Inc.	443,755

		1,683,835

	Health Care Providers & Services – 2.0%
3,988	LHC Group, Inc.(a)	452,877
918	WellCare Health Plans, Inc.(a)	237,918

		690,795

	Health Care Technology – 1.4%
6,578	HMS Holdings Corp.(a)	226,711
2,960	Medidata Solutions, Inc.(a)	270,840

		497,551

	Hotels, Restaurants & Leisure – 3.2%
6,168	Planet Fitness, Inc., Class A(a)	356,942
6,444	Texas Roadhouse, Inc.	338,439
1,717	Vail Resorts, Inc.	390,721

		1,086,102

	Insurance – 2.1%
5,023	Kemper Corp.	391,543
3,159	Kinsale Capital Group, Inc.	326,356

		717,899

	IT Services – 8.6%
8,011	Black Knight, Inc.(a)	489,152
7,122	Booz Allen Hamilton Holding Corp.	505,804
3,789	Broadridge Financial Solutions, Inc.	471,465

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	IT Services – continued
3,284	EPAM Systems, Inc.(a)	$598,739
13,730	Evo Payments, Inc., Class A(a)	386,088
2,453	WEX, Inc.(a)	495,678

		2,946,926

	Life Sciences Tools & Services – 3.4%
1,824	Charles River Laboratories International, Inc.(a)	241,443
3,399	ICON PLC(a)	500,809
4,131	PRA Health Sciences, Inc.(a)	409,919

		1,152,171

	Machinery – 4.8%
5,190	Albany International Corp., Class A	467,930
14,330	Gardner Denver Holdings, Inc.(a)	405,396
6,983	Helios Technologies, Inc.	283,300
1,730	WABCO Holdings, Inc.(a)	231,388
2,258	Woodward, Inc.	243,480

		1,631,494

	Oil, Gas & Consumable Fuels – 0.7%
2,605	Diamondback Energy, Inc.	234,215

	Pharmaceuticals – 1.8%
6,406	Catalent, Inc.(a)	305,310
10,986	Horizon Therapeutics PLC(a)	299,149

		604,459

	Professional Services – 2.5%
5,991	TransUnion	485,930
6,195	TriNet Group, Inc.(a)	385,267

		871,197

	Semiconductors & Semiconductor Equipment – 5.4%
5,954	Advanced Energy Industries, Inc.(a)	341,819
3,415	MKS Instruments, Inc.	315,136
2,300	Monolithic Power Systems, Inc.	357,949
7,036	Semtech Corp.(a)	342,020
4,312	Silicon Laboratories, Inc.(a)	480,141

		1,837,065

	Software – 9.3%
4,167	Everbridge, Inc.(a)	257,146
5,318	Guidewire Software, Inc.(a)	560,411
3,107	HubSpot, Inc.(a)	471,052
5,360	j2 Global, Inc.	486,795
5,121	Paylocity Holding Corp.(a)	499,707
3,868	Pegasystems, Inc.	263,217

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – continued
1,068	Tyler Technologies, Inc.(a)	$280,350
4,993	Zendesk, Inc.(a)	363,890

		3,182,568

	Specialty Retail – 2.3%
6,547	Aaron’s, Inc.	420,710
2,968	Five Below, Inc.(a)	374,265

		794,975

	Textiles, Apparel & Luxury Goods – 2.1%
2,764	Carter’s, Inc.	252,104
4,296	Columbia Sportswear Co.	416,240
2,710	Under Armour, Inc., Class A(a)	54,037

		722,381

	Thrifts & Mortgage Finance – 1.0%
7,247	Essent Group Ltd.	345,464

	Trading Companies & Distributors – 1.2%
5,778	SiteOne Landscape Supply, Inc.(a)	427,688

	Total Common Stocks (Identified Cost $28,230,728)	30,568,479

Principal Amount

Short-Term Investments – 3.6%

$1,255,709	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $1,255,747 on 10/01/2019 collateralized by $1,205,000 U.S. Treasury Note, 2.625% due 1/31/2026 valued at $1,283,779 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,255,709)	1,255,709

	Total Investments – 92.7% (Identified Cost $29,486,437)	31,824,188

	Other assets less liabilities—7.3%	2,487,780

	Net Assets – 100.0%	$34,311,968

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2019

Software	9.3%
IT Services	8.6
Semiconductors & Semiconductor Equipment	5.4
Health Care Equipment & Supplies	4.9
Machinery	4.8
Diversified Consumer Services	4.2
Capital Markets	3.6
Life Sciences Tools & Services	3.4
Biotechnology	3.3
Hotels, Restaurants & Leisure	3.2
Aerospace & Defense	3.0
Electrical Equipment	2.6
Professional Services	2.5
Electronic Equipment, Instruments & Components	2.5
Food Products	2.4
Specialty Retail	2.3
Textiles, Apparel & Luxury Goods	2.1
Insurance	2.1
Food & Staples Retailing	2.0
Health Care Providers & Services	2.0
Other Investments, less than 2% each	14.9
Short-Term Investments	3.6

Total Investments	92.7
Other assets less liabilities	7.3

Net Assets	100.0%

See accompanying notes to financial statements.

39  |

Statements of Assets and Liabilities

September 30, 2019

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$1,367,665,224	$518,741,538	$29,486,437
Net unrealized appreciation	273,142,993	204,483,078	2,337,751

Investments at value	1,640,808,217	723,224,616	31,824,188
Cash	—	21	—
Receivable for Fund shares sold	3,854,047	733,146	2,650,150
Receivable for securities sold	16,226,878	1,184,781	499,418
Dividends and interest receivable	280,448	771,685	3,543
Prepaid expenses (Note 7)	117	64	2

TOTAL ASSETS	1,661,169,707	725,914,313	34,977,301

LIABILITIES
Payable for securities purchased	24,440,223	1,135,768	547,215
Payable for Fund shares redeemed	1,139,557	1,001,424	22,414
Management fees payable (Note 5)	1,033,060	440,042	15,288
Deferred Trustees’ fees (Note 5)	197,406	236,970	25,174
Administrative fees payable (Note 5)	60,030	26,246	1,161
Payable to distributor (Note 5d)	15,155	6,383	9
Other accounts payable and accrued expenses	120,122	94,982	54,072

TOTAL LIABILITIES	27,005,553	2,941,815	665,333

NET ASSETS	$1,634,164,154	$722,972,498	$34,311,968

NET ASSETS CONSIST OF:
Paid-in capital	$1,222,672,893	$466,918,155	$31,416,440
Accumulated earnings	411,491,261	256,054,343	2,895,528

NET ASSETS	$1,634,164,154	$722,972,498	$34,311,968

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$908,615,572	$433,360,358	$34,311,968

Shares of beneficial interest	34,548,404	15,119,422	3,422,035

Net asset value, offering and redemption price per share	$26.30	$28.66	$10.03

Retail Class:
Net assets	$95,634,525	$134,434,310	$—

Shares of beneficial interest	3,993,192	4,783,042	—

Net asset value, offering and redemption price per share	$23.95	$28.11	$—

Admin Class shares:
Net assets	$—	$13,356,614	$—

Shares of beneficial interest	—	500,586	—

Net asset value, offering and redemption price per share	$—	$26.68	$—

Class N shares:
Net assets	$629,914,057	$141,821,216	$—

Shares of beneficial interest	23,745,799	4,944,207	—

Net asset value, offering and redemption price per share	$26.53	$28.68	$—

See accompanying notes to financial statements.

|  40

Statements of Operations

For the Year Ended September 30, 2019

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$4,070,821	$9,917,219	$104,043
Interest	922,045	163,867	12,865
Less net foreign taxes withheld	—	(35,326)	(998)

	4,992,866	10,045,760	115,910

Expenses
Management fees (Note 5)	11,217,209	5,996,267	175,353
Service and distribution fees (Note 5)	269,104	475,016	—
Administrative fees (Note 5)	658,351	351,874	10,310
Trustees’ fees and expenses (Note 5)	63,099	42,520	16,461
Transfer agent fees and expenses (Notes 5 and 6)	1,209,125	655,051	2,908
Audit and tax services fees	39,427	40,130	39,697
Custodian fees and expenses	48,492	25,667	6,563
Legal fees (Note 7)	44,056	24,161	637
Registration fees	111,127	77,888	26,339
Shareholder reporting expenses	63,833	56,174	1,497
Miscellaneous expenses (Note 7)	70,796	45,910	23,580

Total expenses	13,794,619	7,790,658	303,345
Less waiver and/or expense reimbursement (Note 5)	(11,103)	(216,358)	(104,533)

Net expenses	13,783,516	7,574,300	198,812

Net investment income (loss)	(8,790,650)	2,471,460	(82,902)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	155,991,266	55,538,968	707,633
Net change in unrealized appreciation (depreciation) on:
Investments	(268,064,056)	(109,251,529)	(112,924)

Net realized and unrealized gain (loss) on investments	(112,072,790)	(53,712,561)	594,709

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(120,863,440)	$(51,241,101)	$511,807

See accompanying notes to financial statements.

41  |

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income (loss)	$(8,790,650)	$(7,529,984)	$2,471,460	$2,080,621
Net realized gain on investments	155,991,266	143,506,294	55,538,968	118,702,551
Net change in unrealized appreciation (depreciation) on investments	(268,064,056)	216,618,091	(109,251,529)	(58,719,669)

Net increase (decrease) in net assets resulting from operations	(120,863,440)	352,594,401	(51,241,101)	62,063,503

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(74,228,048)	(93,157,470)	(67,841,584)	(73,726,264)
Retail Class	(11,691,827)	(13,096,336)	(23,416,722)	(27,201,028)
Admin Class	—	—	(3,000,140)	(3,453,473)
Class N	(45,465,070)	(35,428,773)	(18,276,952)	(16,470,360)

Total distributions	(131,384,945)	(141,682,579)	(112,535,398)	(120,851,125)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	305,348,898	159,153,016	(86,935,502)	(50,857,393)

Net increase (decrease) in net assets	53,100,513	370,064,838	(250,712,001)	(109,645,015)
NET ASSETS
Beginning of the year	1,581,063,641	1,210,998,803	973,684,499	1,083,329,514

End of the year	$1,634,164,154	$1,581,063,641	$722,972,498	$973,684,499

See accompanying notes to financial statements.

|  42

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment loss	$(82,902)	$(61,563)
Net realized gain on investments	707,633	5,067,741
Net change in unrealized appreciation (depreciation) on investments	(112,924)	(965,346)

Net increase in net assets resulting from operations	511,807	4,040,832

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(4,717,064)	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	21,017,023	(1,132,819)

Net increase in net assets	16,811,766	2,908,013
NET ASSETS
Beginning of the year	17,500,202	14,592,189

End of the year	$34,311,968	$17,500,202

See accompanying notes to financial statements.

43  |

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$31.55	$27.37	$22.03	$22.22	$24.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)	(0.16)	(0.12)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	(2.51)	7.54	5.46	1.59	1.63

Total from Investment Operations	(2.67)	7.38	5.34	1.50	1.49

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.58)	(3.20)	—	(1.69)	(3.54)

Net asset value, end of the period	$26.30	$31.55	$27.37	$22.03	$22.22

Total return	(6.88)%	29.77%	24.24%	6.92%	5.78%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$908,616	$926,914	$824,103	$812,383	$800,883
Net expenses	0.95%	0.94%	0.95%	0.95%	0.94%
Gross expenses	0.95%	0.94%	0.95%	0.95%	0.94%
Net investment loss	(0.62)%	(0.58)%	(0.49)%	(0.41)%	(0.57)%
Portfolio turnover rate	67%	41%	45%	56%	78%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  44

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$29.09		$25.53	$20.61	$20.93	$23.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.21)		(0.22)	(0.16)	(0.13)	(0.19)
Net realized and unrealized gain (loss)	(2.35)		6.98	5.08	1.50	1.56

Total from Investment Operations	(2.56)		6.76	4.92	1.37	1.37

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.58)		(3.20)	—	(1.69)	(3.54)

Net asset value, end of the period	$23.95		$29.09	$25.53	$20.61	$20.93

Total return	(7.11	)%(b)	29.45%	23.93%	6.61%	5.58%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$95,635		$136,415	$107,387	$118,670	$162,906
Net expenses	1.19	%(c)	1.19%	1.20%	1.20%	1.19%
Gross expenses	1.20%		1.19%	1.20%	1.20%	1.19%
Net investment loss	(0.86)%		(0.82)%	(0.73)%	(0.66)%	(0.82)%
Portfolio turnover rate	67%		41%	45%	56%	78%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$31.76	$27.50	$22.11	$22.27	$24.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.13)	(0.12)	(0.09)	(0.06)	(0.12)
Net realized and unrealized gain (loss)	(2.52)	7.58	5.48	1.59	1.64

Total from Investment Operations	(2.65)	7.46	5.39	1.53	1.52

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(2.58)	(3.20)	—	(1.69)	(3.54)

Net asset value, end of the period	$26.53	$31.76	$27.50	$22.11	$22.27

Total return	(6.76)%	29.93%	24.38%	7.05%	5.92%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$629,914	$517,734	$279,508	$196,733	$162,591
Net expenses	0.82%	0.82%	0.82%	0.83%	0.83%
Gross expenses	0.82%	0.82%	0.82%	0.83%	0.83%
Net investment loss	(0.49)%	(0.43)%	(0.39)%	(0.29)%	(0.51)%
Portfolio turnover rate	67%	41%	45%	56%	78%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$35.27	$37.37	$33.78	$32.19	$36.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.09	0.13	0.17	0.27
Net realized and unrealized gain (loss)	(2.49)	2.11	6.36	4.82	0.49

Total from Investment Operations	(2.39)	2.20	6.49	4.99	0.76

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.05)	(0.14)	(0.22)	(0.22)
Net realized capital gains	(4.14)	(4.25)	(2.76)	(3.18)	(4.75)

Total Distributions	(4.22)	(4.30)	(2.90)	(3.40)	(4.97)

Net asset value, end of the period	$28.66	$35.27	$37.37	$33.78	$32.19

Total return(b)	(4.11)%	6.21%	19.68%	16.75%	1.20%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$433,360	$587,198	$665,229	$654,501	$666,107
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.93%	0.92%	0.93%	0.93%	0.92%
Net investment income	0.36%	0.26%	0.37%	0.52%	0.75%
Portfolio turnover rate	24%	19%	25%	22%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

47  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$34.66	$36.83	$33.33	$31.78	$35.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03	0.00 (b)	0.04	0.08	0.18
Net realized and unrealized gain (loss)	(2.44)	2.08	6.27	4.77	0.48

Total from Investment Operations	(2.41)	2.08	6.31	4.85	0.66

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.05)	(0.12)	(0.11)
Net realized capital gains	(4.14)	(4.25)	(2.76)	(3.18)	(4.75)

Total Distributions	(4.14)	(4.25)	(2.81)	(3.30)	(4.86)

Net asset value, end of the period	$28.11	$34.66	$36.83	$33.33	$31.78

Total return(c)	(4.33)%	5.95%	19.38%	16.47%	0.94%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$134,434	$208,310	$251,405	$267,936	$306,360
Net expenses(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.18%	1.17%	1.18%	1.18%	1.17%
Net investment income	0.10%	0.01%	0.12%	0.27%	0.50%
Portfolio turnover rate	24%	19%	25%	22%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  48

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$33.25	$35.58	$32.31	$30.88		$35.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04)	(0.08)	(0.04)	0.01		0.09
Net realized and unrealized gain (loss)	(2.39)	2.00	6.07	4.62		0.48

Total from Investment Operations	(2.43)	1.92	6.03	4.63		0.57

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	(0.02)		(0.00	)(b)
Net realized capital gains	(4.14)	(4.25)	(2.76)	(3.18)		(4.75)

Total Distributions	(4.14)	(4.25)	(2.76)	(3.20)		(4.75)

Net asset value, end of the period	$26.68	$33.25	$35.58	$32.31		$30.88

Total return(c)	(4.60)%	5.68%	19.10%	16.19%		0.71%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$13,357	$24,530	$30,533	$43,973		$45,762
Net expenses(d)	1.40%	1.40%	1.40%	1.39	%(e)	1.38	%(f)
Gross expenses	1.43%	1.42%	1.43%	1.42	%(e)	1.40	%(f)
Net investment income (loss)	(0.15)%	(0.24)%	(0.11)%	0.03%		0.28%
Portfolio turnover rate	24%	19%	25%	22%		22%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%.
(f)	Includes refund of prior year service fee of 0.02%.

See accompanying notes to financial statements.

49  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$35.31	$37.41	$33.81	$32.22	$36.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.12	0.15	0.19	0.27
Net realized and unrealized gain (loss)	(2.50)	2.11	6.37	4.83	0.50

Total from Investment Operations	(2.38)	2.23	6.52	5.02	0.77

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.08)	(0.16)	(0.25)	(0.24)
Net realized capital gains	(4.14)	(4.25)	(2.76)	(3.18)	(4.75)

Total Distributions	(4.25)	(4.33)	(2.92)	(3.43)	(4.99)

Net asset value, end of the period	$28.68	$35.31	$37.41	$33.81	$32.22

Total return	(4.07)%	6.28%	19.78%	16.84%	1.25%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$141,821	$153,646	$136,162	$68,332	$38,555
Net expenses	0.83%	0.83%	0.83%	0.83%	0.83	%(b)
Gross expenses	0.83%	0.83%	0.83%	0.83%	0.83	%(b)
Net investment income	0.43%	0.33%	0.44%	0.61%	0.76%
Portfolio turnover rate	24%	19%	25%	22%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  50

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund—Institutional Class
	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015*
Net asset value, beginning of the period	$15.49		$12.31		$9.73	$9.05	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04)		(0.05)		0.00 (b)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(1.55	)(c)	3.23		2.60	0.70	(0.94)

Total from Investment Operations	(1.59)		3.18		2.60	0.68	(0.95)

LESS DISTRIBUTIONS FROM:
Net investment income	—		—		(0.02)	—	—
Net realized capital gains	(3.87)		—		—	—	—

Total Distributions	(3.87)		—		(0.02)	—	—

Net asset value, end of the period	$10.03		$15.49		$12.31	$9.73	$9.05

Total return(d)	(3.27)%		25.83%		26.74%	7.51%	(9.50	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$34,312		$17,500		$14,592	$11,974	$9,242
Net expenses(f)	0.85%		0.85%		0.85%	0.85%	0.85	%(g)
Gross expenses	1.30%		1.43%		1.57%	1.75%	2.65	%(g)
Net investment income (loss)	(0.35)%		(0.35)%		0.01%	(0.22)%	(0.53	)%(g)
Portfolio turnover rate	67%		102	%(h)	49%	53%	14%

*	From commencement of operations on June 30, 2015 through September 30, 2015.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
(h)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to significant shareholder flows.

See accompanying notes to financial statements.

51  |

Notes to Financial Statements

September 30, 2019

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. Small Cap Growth Fund re-opened to new investors effective October 1, 2018. Small Cap Value Fund re-opened to new investors effective November 27, 2017. Small Cap Growth Fund offers Institutional Class, Retail Class and Class N shares. Small Cap Value Fund offers Institutional Class, Retail Class, Admin Class and Class N shares. Small/Mid Cap Growth Fund offers Institutional Class shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Small Cap Growth Fund and Small Cap Value Fund and $1,000,000 for Small/Mid Cap Growth Fund. Certain categories of investors are exempted from the minimum investment amount for Class N and Institutional Class as outlined in the relevant Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share

|  52

Notes to Financial Statements – continued

September 30, 2019

of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and

53  |

Notes to Financial Statements – continued

September 30, 2019

other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars

|  54

Notes to Financial Statements – continued

September 30, 2019

based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims

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have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, deferred Trustees’ fees, and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$131,384,945	$131,384,945	$—	$141,682,579	$141,682,579
Small Cap Value Fund	1,761,169	110,774,229	112,535,398	1,359,796	119,491,329	120,851,125
Small/Mid Cap Growth Fund	—	4,717,064	4,717,064	—	—	—

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$1,766,135	$—
Undistributed long-term capital gains	145,569,989	50,009,384	721,955

Total undistributed earnings	145,569,989	51,775,519	721,955

Late-year ordinary and post-October capital loss deferrals*	(6,292,971)	—	(67,038)

Unrealized appreciation	272,411,649	204,515,794	2,265,785

Total accumulated earnings	$411,688,667	$256,291,313	$2,920,702

* Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Small Cap Growth Fund and Small/Mid Cap Growth Fund are deferring net operating losses.

As of September 30, 2019, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Federal tax cost	$1,368,396,568	$518,708,822	$29,558,403

Gross tax appreciation	$323,020,604	$227,812,904	$2,768,670
Gross tax depreciation	(50,608,955)	(23,297,110)	(502,885)

Net tax appreciation	$272,411,649	$204,515,794	$2,265,785

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to

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certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2019, none of the Funds had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,585,307,593	$—	$—	$1,585,307,593
Short-Term Investments	—	55,500,624	—	55,500,624

Total	$1,585,307,593	$55,500,624	$—	$1,640,808,217

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2019, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$716,158,683	$—	$—	$716,158,683
Short-Term Investments	—	7,065,933	—	7,065,933

Total	$716,158,683	$7,065,933	$—	$723,224,616

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2019, there were no transfers among Levels 1, 2 and 3.

Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$30,568,479	$—	$—	$30,568,479
Short-Term Investments	—	1,255,709	—	1,255,709

Total	$30,568,479	$1,255,709	$—	$31,824,188

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2019, there were no transfers among Levels 1, 2 and 3.

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4.  Purchases and Sales of Securities. For the year ended September 30, 2019, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$1,147,534,384	$966,340,282
Small Cap Value Fund	189,739,344	386,389,761
Small/Mid Cap Growth Fund	28,246,006	15,323,220

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/ reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	—

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Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2019, the management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Small Cap Growth Fund	$11,217,209	$—	$11,217,209	0.75%	0.75%
Small Cap Value Fund	5,996,267	—	5,996,267	0.75%	0.75%
Small/Mid Cap Growth Fund	175,353	104,365	70,988	0.75%	0.30%

For the year ended September 30, 2019, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$155,034	$49,387	$5,632	$—	$210,053

1 Waiver/expense reimbursements are subject to possible recovery until September 30, 2020.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

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Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$269,104	$—
Small Cap Value Fund	44,171	386,674	44,171

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

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Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended September 30, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Small Cap Growth Fund	$658,351	$11,103	$647,248
Small Cap Value Fund	351,874	6,305	345,569
Small/Mid Cap Growth Fund	10,310	168	10,142

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,187,960
Small Cap Value Fund	623,706
Small/Mid Cap Growth Fund	561

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As of September 30, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$15,155
Small Cap Value Fund	6,383
Small/Mid Cap Growth Fund	9

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions

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of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

f.  Affiliated Ownership. As of September 30, 2019, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	0.18%	1.38%	1.56%
Small Cap Value Fund	0.35%	3.91%	4.26%
Small/Mid Cap Growth Fund	—	14.46%	14.46%

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$1,073,889	$133,017	$—	$2,219
Small Cap Value Fund	481,548	155,099	17,723	681
Small/Mid Cap Growth Fund	2,908	—	—	—

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to

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each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2019, Small Cap Growth Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $111,196,100 at a weighted average interest rate of 3.49%. Interest expense incurred was $10,790.

8.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5f)	Total Percentage of Ownership
Small Cap Value Fund	1	6.32%	—	6.32%
Small/Mid Cap Growth Fund	4	52.63%	14.46%	67.09%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	11,579,961	$308,840,843	5,754,255	$164,470,396
Issued in connection with the reinvestment of distributions	3,229,384	71,175,640	3,526,960	89,866,953
Redeemed	(9,640,609)	(255,383,227)	(10,014,456)	(275,865,186)

Net change	5,168,736	$124,633,256	(733,241)	$(21,527,837)

Retail Class
Issued from the sale of shares	1,457,788	$35,354,241	1,440,364	$38,533,569
Issued in connection with the reinvestment of distributions	580,575	11,675,362	555,428	13,074,766
Redeemed	(2,734,300)	(66,088,287)	(1,512,825)	(39,740,093)

Net change	(695,937)	$(19,058,684)	482,967	$11,868,242

Class N
Issued from the sale of shares	14,891,081	$407,213,957	6,071,292	$171,038,280
Issued in connection with the reinvestment of distributions	2,040,644	45,322,697	1,378,059	35,305,861
Redeemed	(9,488,573)	(252,762,328)	(1,311,117)	(37,531,530)

Net change	7,443,152	$199,774,326	6,138,234	$168,812,611

Increase from capital share transactions	11,915,951	$305,348,898	5,887,960	$159,153,016

	Small Cap Value Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,885,997	$52,720,402	2,693,880	$94,890,273
Issued in connection with the reinvestment of distributions	2,757,754	64,641,757	2,049,039	70,363,994
Redeemed	(6,172,550)	(172,631,075)	(5,895,445)	(207,624,212)

Net change	(1,528,799)	$(55,268,916)	(1,152,526)	$(42,369,945)

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9.  Capital Shares – continued

	Small Cap Value Fund – continued

	Year Ended September 30, 2019		Year Ended September 30, 2018

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	248,433	$6,930,683	283,804	$9,876,474
Issued in connection with the reinvestment of distributions	1,013,991	23,352,213	802,859	27,144,677
Redeemed	(2,489,201)	(67,155,838)	(1,902,508)	(66,646,118)

Net change	(1,226,777)	$(36,872,942)	(815,845)	$(29,624,967)

Admin Class
Issued from the sale of shares	164,641	$4,244,622	189,958	$6,328,263
Issued in connection with the reinvestment of distributions	103,280	2,261,822	78,301	2,544,008
Redeemed	(505,156)	(12,991,234)	(388,643)	(12,936,046)

Net change	(237,235)	$(6,484,790)	(120,384)	$(4,063,775)

Class N
Issued from the sale of shares	1,949,203	$53,692,224	829,306	$29,863,505
Issued in connection with the reinvestment of distributions	779,733	18,276,952	479,347	16,470,360
Redeemed	(2,136,634)	(60,278,030)	(596,844)	(21,132,571)

Net change	592,302	$11,691,146	711,809	$25,201,294

Decrease from capital share transactions	(2,400,509)	$(86,935,502)	(1,376,946)	$(50,857,393)

	Small/Mid Cap Growth Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,433,625	$23,898,389	925,420	$12,965,329
Issued in connection with the reinvestment of distributions	540,127	4,234,598	—	—
Redeemed	(681,600)	(7,115,964)	(981,019)	(14,098,148)

Increase (decrease) from capital share transactions	2,292,152	$21,017,023	(55,599)	$(1,132,819)

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Notes to Financial Statements – continued

September 30, 2019

10.  Subsequent Event. Effective October 1, 2019, Small/Mid Cap Growth Fund will begin offering Class N shares to investors. Class N shares will be offered with an initial minimum investment of $1,000,000. There will be no initial minimum investment for certain retirement plans and funds of funds that are distributed by Natixis Distribution. Also effective October 1, 2019, Institutional Class shares of Small/Mid Cap Growth Fund will be subject to a minimum initial investment of $100,000.

69  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Small Cap Value Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by

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Report of Independent Registered Public Accounting Firm

correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2019, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2019, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth	$131,384,945
Small Cap Value	110,962,781
Small/Mid Cap Growth	4,717,064

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Trusts, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

September 30, 2019

Portfolio Review	1

Portfolio of Investments	20

Financial Statements	48

Notes to Financial Statements	60

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-633-3330. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/loomissayles.

LOOMIS SAYLES FIXED INCOME FUND

Managers	Symbol

Matthew J. Eagan, CFA®	Institutional Class	LSFIX

Daniel J. Fuss, CFA®, CIC

Brian P. Kennedy

Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

MARKET CONDITIONS

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

Investment grade corporates generated robust returns and finished the period as the top performing major fixed income category. In addition to benefiting from the rally in rate-sensitive assets, IG corporates were boosted by both positive earnings trends and healthy investor risk appetites.

High yield bonds posted a gain but lagged most other fixed income categories. The bulk of the shortfall occurred in December, when stocks and other higher-risk assets sold off sharply. While high yield issues rebounded over the following nine months as investor sentiment improved, the category could not recover from its earlier underperformance.

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasuries and investment grade corporates. Commercial mortgage-backed securities delivered the largest gains, followed by mortgage-backed securities and asset-backed securities, respectively.

Despite persistent uncertainty surrounding the world economy and the US-China trade dispute, emerging market bonds delivered a strong absolute return and narrowly outpaced the headline domestic indexes. Latin America was the top performer at the regional level, led by Brazil.

PERFORMANCE RESULTS

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Fixed Income Fund returned 6.29% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 11.32%.

EXPLANATION OF FUND PERFORMANCE

Overall, shorter than benchmark duration had a negative impact on performance for the period. The Fund’s allocation to high yield corporate credit limited performance for the year, as the asset class lagged investment grade corporates and security selection within high yield was negative. Our exposure to convertible securities detracted from performance as well, with select energy names negatively impacted by softening demand and increased supply. The Fund’s exposure to non-US dollar denominated issues also detracted, with holdings denominated in the Canadian dollar and Mexican peso the worst performers.

Positive contributions to the Fund’s performance were led by the allocation to US Treasuries as the asset class benefited from the decline in interest rates over the 12 months. Our allocation to equities also added to relative performance for the period, with positive contributions driven by security selection. An allocation to investment grade corporate credit had a positive return but underperformed the benchmark on a relative basis. Holdings within the sector limited underperformance throughout the period.

OUTLOOK

Recent market volatility and macro developments have confirmed our view that we are in a late cycle environment. We have become more cautious based on the high degree of uncertainty associated with the outlook for trade; we believe there is still potential for a deal but with reduced conviction. Weak global manufacturing demand has persisted longer than expected, and this has the potential to further weaken business and consumer sentiment. We expect the US economy to weather this manufacturing slowdown without recession. However, it is likely that more policy easing will be needed to avoid a near-term downturn with the trade dispute showing the potential for rapid escalation. The Fund’s portfolio reflects a cautious view, and we expect the above factors will be the primary issues driving risk profiles in the financial markets. As we gain clarity on the macro risk factors, we will seek to invest opportunistically where we feel the market may be mispricing risk in credit, currency or rates.

1  |

In our view, it is possible the Fed overtightened in 2018 while fiscal stimulus and corporate tax cuts were temporarily boosting economic activity. We don’t believe that yield curve inversion is entirely indicative of an imminent recession, and there can be significant lag time between inversion and the start of a recession. Risk assets can still perform well while yield curves are inverted, which supports continued investment in credit. However, security selection is critical. With the recent policy pivot and acknowledgment of a global slowdown by the Fed and other global central banks, the direction of rates in the near term appears to be more neutral. Additionally, further central bank cuts should support extension of the credit cycle1.

The current shift in US monetary policy has not translated to a materially weaker US dollar. This, combined with slower global growth and trade conflict, leaves us with a cautious view on markets outside of the US. We are being patient and highly selective within our allocation to emerging market debt.

We believe there are still opportunities in the credit markets, given the positive technical backdrop including flat to negative net issuance and solid retail inflows driven by negative global yields, along with expectations for slower but non-recessionary US economic growth. We are finding value in select areas of the market, while maintaining a higher credit quality bias and increased emphasis on sectors with more defensive characteristics and positive secular trends including healthcare, communications, technology and media. These are industries that should hold up well even in a downturn. The upside potential for the credit markets, given current valuations, is largely dependent on global profit growth and capital expenditures helping to extend this stage of the cycle. The key risk to markets, in our view, centers on the overhang from macro uncertainty with potential for contagion across sectors.

Consistent with our process, we use periods of market volatility to invest where there has been significant dislocation at the sector or security level and valuations show a disconnect from the underlying fundamentals. We have maintained sufficient liquidity in our portfolios to be positioned to invest opportunistically as these situations arise.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 20192

See notes to charts on page 3.

|  2

LOOMIS SAYLES FIXED INCOME FUND

Average Annual Total Returns — September 30, 20192

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net

Institutional Class (Inception 1/17/95)	6.29%	3.53%	6.60%	0.57%	0.57%

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	11.32	3.61	3.94

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The U.S. Government/Credit Bond Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 01/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3  |

LOOMIS SAYLES GLOBAL BOND FUND

Managers	Symbols

David W. Rolley, CFA®	Institutional Class	LSGBX

Lynda L. Schweitzer, CFA®	Retail Class	LSGLX

Scott M. Service, CFA®	Class N	LSGNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of high current income and capital appreciation.

MARKET CONDITIONS

The first half of the period saw initial signs of decelerating global growth. The slowdown in major non-US economies proved more persistent due to political instability and weak manufacturing data. However, employment statistics continued to indicate labor market strength and rising wages, which kept consumer confidence healthy. In the second half of the period global economic data and inflation expectations weakened, particularly in major export driven economies like Germany and South Korea. Declining business investment and slowing trade flows are signals that the US-China trade conflict is hindering global growth.

The US Federal Reserve (Fed) Open Market Committee raised its target rate in December by 25 basis points and market pricing reflected an expectation that the Fed may have tightened target rates enough for the foreseeable future. A more dovish tone from the Fed in January coupled with strong US jobs numbers sparked a relief rally and reduced fears of a global recession. Central bank easing has been a global theme in 2019 as banks around the world have been lowering target rates and some, such as the European Central Bank (ECB) and Bank of Japan (BOJ), are pressing further into negative territory. The ECB has also indicated that it will restart quantitative easing in November 2019.

Despite the Fed cutting the target rate by 50 basis points in 2019, the US dollar has strengthened against most currency peers during the period. Investors remain uneasy about prospects in Europe given the uncertain Brexit situation, political instability in Italy and rising fears of a recession in Germany. The low prospective returns on government bonds in Europe and Japan have pushed investors to seek the higher available yields in the US.

PERFORMANCE RESULTS

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Global Bond Fund returned 6.27% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate Bond Index, which returned 7.60%.

EXPLANATION OF FUND PERFORMANCE

The Fund’s portfolio realized a positive absolute return during the 12-month period as dovish global sentiment caused a rally in global treasuries and a tightening of corporate bond spreads. Currency and yield curve positioning have resulted in underperformance against the benchmark, driven primarily by an underweight to negative yielding markets. The Fund’s allocation to BBB and BB corporate issuers was a driver of positive performance. Corporate credit continues to hold up well as the likelihood of further global central bank easing and the attractiveness of corporate yields compared to negative and low yielding government bonds are benefiting the asset class.

Currency allocation detracted from relative performance with overweight positions in the Norwegian krone and Colombian peso as well as an underweight position in the Japanese yen representing the main detractors. Both the krone and the peso were negatively affected by falling crude oil prices and US dollar strength.

Duration and yield curve positioning had a negative impact on relative performance during the period. Local market positioning in the US dollar, euro, and Korean won pay markets were the biggest drag. US dollar and euro pay yield curves have seen record lows during the period and, as a result, the Fund’s portfolio’s underweight positioning hurt relative performance.

Individual bond choices in the energy sector, particularly among select US independent and oil field services companies, failed to keep pace. Globally, demand growth for oil has tapered in major growth regions such as India and China while demand has stagnated in the US.

The Fund’s overweight to investment grade credit, particularly in the BBB space, contributed positively to relative performance. Despite rising tensions and the weak state of global Purchasing Manager’s Index (PMI), slowing business investment, and generally weaker global growth, corporate credit continues to hold up relatively well.

Selections in the communications sector outperformed comparable bonds held in the Index. The Fund benefited from our preference for issuers highly focused on paying down debt and solidifying their credit ratings.

Specific selections in the banking sector contributed positively to relative performance. European banks, particularly in the UK and Italy, have strengthened their balance sheets to satisfactory levels for credit investors.

|  4

LOOMIS SAYLES GLOBAL BOND FUND

OUTLOOK

Global economic activity is still slowing and we believe the decline in domestic manufacturing is not over yet. Accommodative central bank policy should help stabilize the manufacturing sector before we see weakness there spill over into other sectors of the global economy. Inflation expectations remain subdued, allowing central banks to remain more dovish.

We project the Federal Reserve’s October rate cut to be the only cut in the fourth quarter. This cut should support overall economic activity as real US GDP growth returns to trend levels between 1.5% and 2%. The US Treasury curve briefly inverted but we do not think it signals a US recession is imminent as it took an average of 16 months for recession to hit after curve inversions in the previous five economic expansions.

We remain cautious on corporate credit. Credit spreads may widen slightly, mostly due to supply concerns. Corporations are taking advantage of the ultralow yield environment to increase issuance opportunistically. Bond fund flows remain in positive territory, helping to support the demand backdrop. However, valuations do not appear exceedingly attractive given the elevated level of macroeconomic and geopolitical risks, and our internal models indicate that available risk premiums are quite low.

We expect the US dollar to continue to strengthen given an absence of catalysts to drive it lower. Emerging market growth is not likely to exceed expectations, and while fiscal stimulus in China is helpful we do not anticipate more significant easing than was seen during the slowdown in 2015 and 2016. It also seems unlikely that growth abroad will pick up without the US participating.

It will be difficult for oil prices to rise as long as the US-China trade spat continues, despite the rebound seen after the recent attack on processing facilities in Saudi Arabia. Although the attack certainly highlighted the heightened geopolitical risks in the Middle East, we do not believe it will incite a broader regional conflict. Prices will likely continue to feel downward pressure from the slowing global economy, global trade conflicts and soft economic data in China.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 20192

5  |

Average Annual Total Returns — September 30, 20192

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/10/91)	6.27%	1.78%	2.79%	—%	0.77%	0.69%

Retail Class (Inception 12/31/96)	6.08	1.53	2.52	—	1.02	0.94

Class N (Inception 2/1/13)	6.31	1.86	—	1.35	0.68	0.64

Comparative Performance
Bloomberg Barclays Global Aggregate Bond Index[1]	7.60	1.99	2.34	1.50

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 01/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  6

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Managers	Symbols

Elaine Kan, CFA®	Institutional Class	LSGSX

Kevin P. Kearns	Retail Class	LIPRX

Maura T. Murphy, CFA®	Class N	LIPNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

MARKET CONDITIONS

Global fixed income markets delivered healthy gains in the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark fed funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

These circumstances helped fueled gains for US Treasuries, with longer-term issues registering the largest advance. The yield on the benchmark 10-year Treasury note, after reaching a peak of 3.23% in October 2018, fell to 1.47% in early September – near its lowest level of the past decade. (Prices and yields move in opposite directions.)

Domestic inflation remained calm, mirroring a trend that was in place across the globe. US core personal consumption expenditure inflation (which excludes food and energy) moved toward the 2% level in late 2018 before settling into a range between 1.5% and 1.7% from March onward. Low inflation was one of the key factors providing the Fed and foreign central banks with the ability to loosen policy in order to address slowing growth.

PERFORMANCE RESULTS

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Inflation Protected Securities Fund returned 6.73% at net asset value. The Fund underperformed its Benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, which returned 7.13%.

EXPLANATION OF FUND PERFORMANCE

Positioning with respect to breakeven rates (the difference between yields on nominal Treasuries and TIPS of the same maturity) detracted from relative performance as the 10-year breakeven narrowed from over 2% to approximately 1.5%. Positioning along the Treasury yield curve (which depicts the relationship among bond yields across the maturity spectrum) also detracted slightly from performance.

The Fund’s allocation to TIPS boosted returns over the period, as our longer-than-benchmark stance with respect to duration (and corresponding sensitivity to changes in interest rates) slightly helped relative performance. Finally, an out-of-benchmark allocation to investment grade corporate credit contributed positively to excess return.

OUTLOOK

We expect two further Fed rate cuts in October and December, representing a mid-cycle adjustment to account for subpar growth and prolong the expansion. Subdued inflation, anemic corporate profit growth and slowed manufacturing have created an environment that makes further cutting possible.

We expect to weather the manufacturing slowdown without an economy-wide recession although downside risks remain in the short term. Our view hinges on the belief that Fed monetary policy will remain supportive.

We maintain a cautious outlook on risk sentiment. The Fed appears likely to continue to provide stimulus with downward rate adjustments. China’s economic recovery is faltering and risks remain with respect to the US/China trade war, with no foreseeable resolution. Earnings growth has remained generally flat in 2019, with any material decrease contributing to the likelihood of recession.

The US dollar has been choppy while gradually appreciating. We do not anticipate appreciation to continue much further since global growth is unlikely to turn up without US participation and global central bank easing is already priced in. Volatility shocks and weakening risk appetites are factors that could prove constructive for the dollar due to its role as a safe haven for capital.

7  |

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 20193

Average Annual Total Returns — September 30, 20193

					Expense Ratios[4]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/20/91)	6.73%	2.34%	3.29%	—%	0.93%	0.40%

Retail Class (Inception 5/28/10)[1]	6.47	2.03	3.00	—	1.18%	0.65%

Class N (Inception 2/1/17)	6.78	—	—	3.24	0.86%	0.35%

Comparative Performance
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index[2]	7.13	2.45	3.46	3.15

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.

[2]	Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury. On March 1, 1997, Barclays launched the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L), a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 01/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  8

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Managers	Symbol

Matthew J. Eagan, CFA®	Institutional Class	LSHIX

Daniel J. Fuss, CFA®, CIC

Elaine M. Stokes

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

MARKET CONDITIONS

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

Investment grade corporates generated robust returns and finished the period as the top performing major fixed income category. In addition to benefiting from the rally in rate-sensitive assets, IG corporates were boosted by both positive earnings trends and healthy investor risk appetites.

High yield bonds posted a gain but lagged most other fixed income categories. The bulk of the shortfall occurred in December, when stocks and other higher-risk assets sold off sharply. While high yield issues rebounded over the following nine months as investor sentiment improved, the category could not recover from its earlier underperformance.

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasuries and investment grade corporates. Commercial mortgage-backed securities delivered the largest gains, followed by mortgage-backed securities and asset-backed securities, respectively.

Despite persistent uncertainty surrounding the world economy and the US-China trade dispute, emerging market bonds delivered a strong absolute return and narrowly outpaced the headline domestic indexes. Latin America was the top performer at the regional level, led by Brazil.

PERFORMANCE RESULTS

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Institutional High Income Fund returned 0.51% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 6.36%.

EXPLANATION OF FUND PERFORMANCE

Security selection within the Fund’s core allocation to high yield corporate bonds had the greatest negative impact on performance for the 12 months. An allocation to equities weighed on both absolute return and return relative to the benchmark based primarily on the negative impact of security selection within the asset class. Finally, our exposure to convertible securities detracted from performance, as energy names were negatively impacted by softening prices and increasing supply.

The select holding of a longer dated US Treasury bond positively contributed to performance, as instruments with greater duration (and corresponding sensitivity to changes in interest rates) outperformed against a backdrop of declining Treasury yields. Holdings within the non-US dollar sector moderately aided relative performance as security selection generated positive results. Exposure to investment grade corporate credit had a positive impact on return for the period, as the asset class led bond market performance and our security selection efforts further aided results.

OUTLOOK

Recent market volatility and macro developments have confirmed our view that we are in a late cycle environment. We have become more cautious based on the high degree of uncertainty associated with the outlook for trade; we believe there is still potential for a deal but with reduced conviction. Weak global manufacturing demand has persisted longer than expected, and this has the potential to further weaken business and consumer sentiment. We expect the US economy to weather this manufacturing slowdown without recession. However, it is likely that more policy easing will be needed to avoid a near-term downturn with the trade dispute showing the potential for rapid escalation. The Fund’s portfolio reflects a cautious view, and we expect the above factors will be the primary issues driving risk profiles in the financial markets. As we gain clarity on the macro risk factors, we will seek to invest opportunistically where we feel the market may be mispricing risk in credit, currency or rates.

9  |

In our view, it is possible the Fed overtightened in 2018 while fiscal stimulus and corporate tax cuts were temporarily boosting economic activity. We don’t believe that yield curve inversion is entirely indicative of an imminent recession, and there can be significant lag time between inversion and the start of a recession. Risk assets can still perform well while yield curves are inverted, which supports continued investment in credit. However, security selection is critical. With the recent policy pivot and acknowledgment of a global slowdown by the Fed and other global central banks, the direction of rates in the near term appears to be more neutral. Additionally, further central bank cuts should support extension of the credit cycle1.

The current shift in US monetary policy has not translated to a materially weaker US dollar. This, combined with slower global growth and trade conflict, leaves us with a cautious view on markets outside of the US. We are being patient and highly selective within our allocation to emerging market debt.

We believe there are still opportunities in the credit markets, given the positive technical backdrop including flat to negative net issuance and solid retail inflows driven by negative global yields, along with expectations for slower but non-recessionary US economic growth. We are finding value in select areas of the market, while maintaining a higher credit quality bias and increased emphasis on sectors with more defensive characteristics and positive secular trends including healthcare, communications, technology and media. These are industries that should hold up well even in a downturn. The upside potential for the credit markets, given current valuations, is largely dependent on global profit growth and capital expenditures helping to extend this stage of the cycle. The key risk to markets, in our view, centers on the overhang from macro uncertainty with potential for contagion across sectors.

Consistent with our process, we use periods of market volatility to invest where there has been significant dislocation at the sector or security level and valuations show a disconnect from the underlying fundamentals. We have maintained sufficient liquidity in our portfolios to be positioned to invest opportunistically as these situations arise.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 20192

See notes to charts on page 11.

|  10

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Average Annual Total Returns — September 30, 20192

				Expense Ratios[3]
	1 year[4]	5 years	10 years	Gross	Net

Institutional Class (Inception 6/5/96)	0.51%	3.37%	7.53%	0.68%	0.68%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[1]	6.36	5.37	7.94

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+ /BB+ or below, excluding emerging market debt. Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 01/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

[4]	Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns reflected above are different from the total returns reported in the financial highlights. The returns presented in the table above are what an investor would have actually experienced.

11  |

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Institutional Class	LSIGX

Daniel J. Fuss, CFA®, CIC

Brian P. Kennedy

Elaine M. Stokes

Investment Objective

The Fund’s investment objective is above-average total investment return through a combination of current income and capital appreciation.

MARKET CONDITIONS

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

Investment grade corporates generated robust returns and finished the period as the top performing major fixed income category. In addition to benefiting from the rally in rate-sensitive assets, IG corporates were boosted by both positive earnings trends and healthy investor risk appetites.

High yield bonds posted a gain but lagged most other fixed income categories. The bulk of the shortfall occurred in December, when stocks and other higher-risk assets sold off sharply. While high yield issues rebounded over the following nine months as investor sentiment improved, the category could not recover from its earlier underperformance.

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasuries and investment grade corporates. Commercial mortgage-backed securities delivered the largest gains, followed by mortgage-backed securities and asset-backed securities, respectively.

Despite persistent uncertainty surrounding the world economy and the US-China trade dispute, emerging market bonds delivered a strong absolute return and narrowly outpaced the headline domestic indexes. Latin America was the top performer at the regional level, led by Brazil.

PERFORMANCE RESULTS

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Investment Grade Fixed Income Fund returned 4.46% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 11.32%.

EXPLANATION OF FUND PERFORMANCE

Holdings of short term investments weighed on relative performance as higher-yielding issues outperformed for the period. Security selection within equities also hampered returns, most notably holdings of technology and metals and mining issues. The Fund’s exposure to non-US dollar denominated issues weighed on relative performance due to security selection in Canadian and New Zealand dollar names.

The Fund’s longer-than-benchmark positioning with respect to duration (and corresponding interest rate sensitivity) in US Treasuries aided relative performance as yields declined over the period. But overall, shorter than benchmark duration had a negative impact on performance for the period. Exposure to emerging market credit, especially energy names, modestly aided relative performance. Select holdings within electric preferred issues also moderately contributed to return.

OUTLOOK

Recent market volatility and macro developments have confirmed our view that we are in a late cycle environment. We have become more cautious based on the high degree of uncertainty associated with the outlook for trade; we believe there is still potential for a deal but with reduced conviction. Weak global manufacturing demand has persisted longer than expected, and this has the potential to further weaken business and consumer sentiment. We expect the US economy to weather this manufacturing slowdown without recession. However, it is likely that more policy easing will be needed to avoid a near-term downturn with the trade dispute showing the potential for rapid escalation. The Fund’s portfolio reflects a cautious view, and we expect the above factors will be the primary issues driving risk profiles in the financial markets. As we gain clarity on the macro risk factors, we will seek to invest opportunistically where we feel the market may be mispricing risk in credit, currency or rates.

|  12

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

In our view, it is possible the Fed overtightened in 2018 while fiscal stimulus and corporate tax cuts were temporarily boosting economic activity. We don’t believe that yield curve inversion is entirely indicative of an imminent recession, and there can be significant lag time between inversion and the start of a recession. Risk assets can still perform well while yield curves are inverted, which supports continued investment in credit. However, security selection is critical. With the recent policy pivot and acknowledgment of a global slowdown by the Fed and other global central banks, the direction of rates in the near term appears to be more neutral. Additionally, further central bank cuts should support extension of the credit cycle1.

The current shift in US monetary policy has not translated to a materially weaker US dollar. This, combined with slower global growth and trade conflict, leaves us with a cautious view on markets outside of the US. We are being patient and highly selective within our allocation to emerging market debt.

We believe there are still opportunities in the credit markets, given the positive technical backdrop including flat to negative net issuance and solid retail inflows driven by negative global yields, along with expectations for slower but non-recessionary US economic growth. We are finding value in select areas of the market, while maintaining a higher credit quality bias and increased emphasis on sectors with more defensive characteristics and positive secular trends including healthcare, communications, technology and media. These are industries that should hold up well even in a downturn. The upside potential for the credit markets, given current valuations, is largely dependent on global profit growth and capital expenditures helping to extend this stage of the cycle. The key risk to markets, in our view, centers on the overhang from macro uncertainty with potential for contagion across sectors.

Consistent with our process, we use periods of market volatility to invest where there has been significant dislocation at the sector or security level and valuations show a disconnect from the underlying fundamentals. We have maintained sufficient liquidity in our portfolios to be positioned to invest opportunistically as these situations arise.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses will impact periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of September 30, 2019), Fund officers believe that realized currency losses will have an impact on distributions in the 2020 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the Fund advisers’ ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 20192

13  |

Average Annual Total Returns — September 30, 20192

				Expense Ratios[3]
	1 year	5 years	10 years	Gross	Net
Institutional Class (Inception 7/1/94)	4.46%	3.12%	5.35%	0.49%	0.49%

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[1]	11.32	3.61	3.94

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The U.S. Government/Credit Bond Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 01/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  14

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in each Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2019 through September 30, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,045.70	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.57%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

15  |

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,033.30	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55

Retail Class
Actual	$1,000.00	$1,032.70	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81

Class N
Actual	$1,000.00	$1,033.80	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.70%, 0.95% and 0.65% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,042.70	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

Retail Class
Actual	$1,000.00	$1,040.90	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

Class N
Actual	$1,000.00	$1,043.10	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.40%, 0.65% and 0.35% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 –9/30/2019**
Actual	$1,000.00	$1,003.10	$3.41
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	$3.45

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.68%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

** Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only. Amounts expressed in the table include the effect of such adjustments.

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,029.40	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.50%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  16

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, where available, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2019. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

17  |

The Board noted that, through December 31, 2018, each Fund’s one-, three- and five-year performance, as applicable, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Fixed Income Fund	87%	32%	60%
Loomis Sayles Global Bond Fund	72%	48%	64%
Loomis Sayles Inflation Protected Securities Fund	81%	48%	49%
Loomis Sayles Institutional High Income Fund	76%	6%	42%
Loomis Sayles Investment Grade Fixed Income Fund	98%	4%	60%

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third-party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance had shown improvement relative to its category; and (3) that the Fund’s long-term relative performance remains strong.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds included have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their caps. The Trustees also considered that the current expenses for Loomis Sayles Fixed Income Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund were below each Fund’s cap.

The Trustees noted that the Loomis Sayles Institutional High Income Fund had a total advisory fee rate that was above the median of a peer group of funds. In this regard, the Trustees considered the factors that management believed justified the relatively higher advisory fee rate, including that the Fund’s net expense ratio was only two basis points above the median of a peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that the Loomis Sayles Global Bond Fund has breakpoints in its advisory fee and that each of the Funds was subject to an expense cap. The Trustees also considered that the

|  18

expense cap and advisory fee of Loomis Sayles Global Bond Fund had been reduced last year. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, with the further reduction in the advisory fee and expense cap for the Loomis Sayles Global Bond Fund described above, should be continued through June 30, 2020.

19  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 73.6% of Net Assets

Non-Convertible Bonds – 67.0%

	ABS Other – 0.2%
$1,161,570	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(b)(c)(d)	$943,195
506,413	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(b)(c)(d)	278,021
1,855,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(a)(b)(c)(d)(e)	—
590,672	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(d)(f)	583,131

		1,804,347

	Aerospace & Defense – 2.7%
7,865,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	7,855,169
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	169,312
1,265,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	1,431,044
807,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	889,879
722,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	851,960
6,855,000	Textron, Inc., 5.950%, 9/21/2021	7,267,137
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,290,000
1,468,000	TransDigm, Inc., 6.500%, 7/15/2024	1,513,875

		21,268,376

	Airlines – 3.2%
453,306	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	466,044
2,130,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	2,130,000
3,131,403	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	3,180,504
1,168,562	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	1,175,018
698,842	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	737,216
202,912	American Airlines Pass Through Certificates, Series 2013-1, Class B, 5.625%, 7/15/2022, 144A	207,163
8,147,929	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	8,659,787
1,711,725	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	1,805,596
107,768	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	109,068

	Airlines – continued
$127,525	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	$129,954
545,088	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	576,267
1,315,243	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	1,395,999
919,462	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	928,583
865,673	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	977,596
625,783	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	696,622
1,542,629	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	1,666,855

		24,842,272

	Automotive – 5.6%
1,270,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	1,303,337
2,670,000	Delphi Technologies PLC, 5.000%, 10/01/2025, 144A	2,362,950
690,000	Ford Motor Co., 4.346%, 12/08/2026	691,835
2,835,000	Ford Motor Co., 5.291%, 12/08/2046	2,619,218
1,550,000	Ford Motor Co., 6.375%, 2/01/2029	1,648,307
165,000	Ford Motor Co., 6.625%, 2/15/2028	178,362
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	4,650,240
4,955,000	Ford Motor Co., 7.450%, 7/16/2031	5,691,044
1,645,000	Ford Motor Co., 7.500%, 8/01/2026	1,882,482
9,685,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	9,638,059
1,325,000	General Motors Co., 5.200%, 4/01/2045	1,308,499
2,175,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	2,247,051
2,865,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	3,107,758
5,130,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	5,058,693
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	403,125
515,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	477,662

		43,268,622

	Banking – 8.2%
1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,584,345
4,570,000	Bank of America Corp., 6.110%, 1/29/2037	5,985,546
2,424,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	2,475,553
368,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	384,340

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$1,700,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	$1,835,177
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(g)	1,120,000
3,340,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	2,099,640
235,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	212,764
6,560,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	5,032,857
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	1,983,103
7,680,000	Lloyds Banking Group PLC, 4.344%, 1/09/2048	7,869,272
770,000	Lloyds Banking Group PLC, 5.300%, 12/01/2045	896,102
2,120,000	Morgan Stanley, 3.950%, 4/23/2027	2,242,410
3,115,000	Morgan Stanley, 5.750%, 1/25/2021	3,259,458
300,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	324,878
13,040,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	13,732,033
3,950,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	3,029,292
1,920,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	2,108,001
2,300,000	Royal Bank of Scotland Group PLC, Series U, 3-month LIBOR + 2.320%, 4.424%(g)(h)	2,165,979
5,000,000	Societe Generale S.A., 5.200%, 4/15/2021, 144A	5,222,596

		63,563,346

	Brokerage – 1.2%
200,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	199,250
3,225,000	Jefferies Group LLC, 5.125%, 1/20/2023	3,470,525
3,055,000	Jefferies Group LLC, 6.250%, 1/15/2036	3,520,506
1,805,000	Jefferies Group LLC, 6.450%, 6/08/2027	2,091,587

		9,281,868

	Building Materials – 0.4%
360,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	356,400
213,000	Masco Corp., 6.500%, 8/15/2032	261,151
182,000	Masco Corp., 7.125%, 3/15/2020	185,605
380,000	Masco Corp., 7.750%, 8/01/2029	486,788
260,000	Owens Corning, 4.400%, 1/30/2048	239,327
1,188,000	Owens Corning, 7.000%, 12/01/2036	1,456,934

		2,986,205

	Cable Satellite – 2.0%
1,645,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	1,716,969

	Cable Satellite – continued
$100,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	$102,250
2,245,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	2,365,669
6,295,000	DISH DBS Corp., 5.000%, 3/15/2023	6,359,838
270,000	DISH DBS Corp., 7.750%, 7/01/2026	274,725
375,000	Time Warner Cable LLC, 4.500%, 9/15/2042	369,018
1,500,000	Time Warner Cable LLC, 6.550%, 5/01/2037	1,800,765
2,760,000	Ziggo BV, 5.500%, 1/15/2027, 144A	2,876,472

		15,865,706

	Chemicals – 1.3%
2,745,000	Consolidated Energy Finance S.A., 6.500%, 5/15/2026, 144A	2,662,650
6,830,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	6,833,381
535,000	Methanex Corp., 5.250%, 3/01/2022	555,982

		10,052,013

	Construction Machinery – 0.2%
965,000	Toro Co. (The), 6.625%, 5/01/2037(d)(f)	1,220,706
395,000	United Rentals North America, Inc., 4.875%, 1/15/2028	410,800

		1,631,506

	Consumer Products – 0.1%
880,000	Avon Products, Inc., 8.950%, 3/15/2043	985,600

	Diversified Manufacturing – 0.0%
45,000	General Electric Co., GMTN, 3.100%, 1/09/2023	45,595
165,000	General Electric Co., Series D, (fixed rate to 1/21/2021, variable rate thereafter), 5.000%(g)	155,860

		201,455

	Electric – 3.0%
1,711,228	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	1,992,275
4,120,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	4,130,300
7,305,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	7,305,000
1,200,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	1,904,942
1,589,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	2,044,911
3,800,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	4,746,078
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	133,064
750,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,356,999

		23,613,569

	Finance Companies – 4.5%
1,800,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.500%, 5/26/2022	1,845,883

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Finance Companies – continued
$1,200,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.950%, 2/01/2022	$1,239,018
300,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 4.053%, 1/15/2067, 144A(a)(b)(d)(h)	146,303
2,815,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	2,916,328
1,400,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	1,465,126
1,680,000	International Lease Finance Corp., 4.625%, 4/15/2021	1,730,033
4,668,000	Navient Corp., 5.500%, 1/25/2023	4,819,710
3,903,000	Navient Corp., 5.875%, 10/25/2024	3,932,273
31,725(††)	Navient Corp., 6.000%, 12/15/2043	736,892
5,900,000	Navient Corp., MTN, 6.125%, 3/25/2024	6,119,421
5,185,000	Navient Corp., Series A, MTN, 5.625%, 8/01/2033	4,378,110
1,720,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	1,775,040
910,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	938,438
2,595,000	Springleaf Finance Corp., 6.875%, 3/15/2025	2,859,366

		34,901,941

	Financial Other – 0.3%
2,450,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	2,609,250

	Food & Beverage – 0.4%
2,445,000	Constellation Brands, Inc., 4.750%, 11/15/2024	2,700,472

	Government Owned – No Guarantee – 0.3%
1,715,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	2,205,626

	Healthcare – 3.5%
4,960,000	HCA, Inc., 5.875%, 5/01/2023	5,456,000
2,932,000	HCA, Inc., 7.050%, 12/01/2027	3,430,440
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,670,437
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,728,000
900,000	HCA, Inc., 7.690%, 6/15/2025	1,082,250
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,642,311
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,457,400
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	503,100
1,155,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	1,170,939
4,005,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	4,205,971
1,775,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,615,250

		26,962,098

	Home Construction – 1.2%
595,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029, 144A	604,669
270,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021	246,661

	Home Construction – continued
$835,000	KB Home, 8.000%, 3/15/2020	$855,207
3,920,000	PulteGroup, Inc., 6.000%, 2/15/2035	4,174,800
3,020,000	PulteGroup, Inc., 6.375%, 5/15/2033	3,341,932
15,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	15,975

		9,239,244

	Independent Energy – 3.3%
1,898,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	1,897,431
93,000	Bellatrix Exploration Ltd., 8.500%, 9/11/2023(a)(b)(c)(d)	55,800
101,000	Bellatrix Exploration Ltd., 9.500% PIK or 3.000% Cash, 12/15/2023(a)(b)(c)(d)(i)(j)	—
644,000	California Resources Corp., 5.500%, 9/15/2021	317,170
86,000	California Resources Corp., 6.000%, 11/15/2024	32,638
6,075,000	California Resources Corp., 8.000%, 12/15/2022, 144A	3,007,125
3,105,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	2,507,287
335,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	256,275
3,190,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	2,169,838
1,880,000	Continental Resources, Inc., 3.800%, 6/01/2024	1,915,823
650,000	Continental Resources, Inc., 4.500%, 4/15/2023	674,803
22,000	Continental Resources, Inc., 5.000%, 9/15/2022	22,193
155,000	Halcon Resources Corp., 6.750%, 2/15/2025(d)(f)(j)	15,057
1,105,000	Montage Resources Corp., 8.875%, 7/15/2023	845,325
5,955,000	Newfield Exploration Co., 5.625%, 7/01/2024	6,569,192
345,000	QEP Resources, Inc., 5.250%, 5/01/2023	319,994
315,000	SM Energy Co., 5.000%, 1/15/2024	282,712
1,510,000	SM Energy Co., 5.625%, 6/01/2025	1,294,523
536,000	SM Energy Co., 6.625%, 1/15/2027	462,300
1,200,000	SM Energy Co., 6.750%, 9/15/2026	1,050,000
1,575,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	716,625
265,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	123,888
980,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	935,929
280,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	216,381

		25,688,309

	Life Insurance – 2.2%
160,000	American International Group, Inc., 4.125%, 2/15/2024	171,176
130,000	American International Group, Inc., 4.875%, 6/01/2022	138,932

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$3,700,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(g)	$4,342,875
200,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	223,949
560,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	499,582
4,345,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	4,694,913
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,795,150
2,270,000	MetLife, Inc., (fixed rate to 4/08/2038, variable rate thereafter), 9.250%, 4/08/2068, 144A	3,297,175
1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	1,555,911

		16,719,663

	Media Entertainment – 0.3%
24,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	906,683
1,250,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	1,289,062

		2,195,745

	Metals & Mining – 2.0%
6,630,000	ArcelorMittal, 6.750%, 3/01/2041	7,824,817
3,300,000	ArcelorMittal, 7.000%, 10/15/2039	3,996,671
2,525,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	2,500,836
200,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	196,500
1,390,000	United States Steel Corp., 6.650%, 6/01/2037	1,066,825

		15,585,649

	Midstream – 3.0%
575,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	599,438
1,700,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	1,560,087
1,160,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	1,717,561
3,000,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	2,782,500
1,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	1,352,336
250,000	Kinder Morgan, Inc., GMTN, 7.800%, 8/01/2031	339,304
3,470,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	3,305,175
1,565,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	1,592,387
95,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	123,053
115,000	ONEOK Partners LP, 6.200%, 9/15/2043	142,246
1,295,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(d)(f)(g)	930,742

	Midstream – continued
$7,195,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/01/2026	$9,126,126

		23,570,955

	Oil Field Services – 1.0%
225,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	191,250
5,377,500	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	5,458,163
400,000	Transocean, Inc., 5.800%, 10/15/2022	389,000
3,095,000	Transocean, Inc., 6.800%, 3/15/2038	1,903,425
160,000	Transocean, Inc., 7.500%, 4/15/2031	112,800

		8,054,638

	Packaging – 1.5%
11,450,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	11,736,250

	Paper – 1.7%
2,894,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,667,154
5,492,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	7,839,561
350,000	WestRock MWV LLC, 7.950%, 2/15/2031	484,159
1,035,000	WestRock MWV LLC, 8.200%, 1/15/2030	1,416,909

		13,407,783

	Property & Casualty Insurance – 0.8%
1,630,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.563%, 1/15/2033, 144A(e)(h)	1,151,187
3,275,000	Old Republic International Corp., 4.875%, 10/01/2024	3,586,549
840,000	Radian Group, Inc., 4.500%, 10/01/2024	865,200
485,000	Radian Group, Inc., 4.875%, 3/15/2027	491,063

		6,093,999

	REITs – Diversified – 0.2%
1,170,000	iStar, Inc., 4.625%, 9/15/2020	1,184,262

	REITs – Single Tenant – 0.0%
275,000	Realty Income Corp., 5.750%, 1/15/2021	285,195

	Retailers – 0.6%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,148,420
793,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036(d)(f)	257,344
3,095,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	3,098,869

		4,504,633

	Supermarkets – 0.2%
690,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	709,562
760,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	796,100

		1,505,662

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – 1.1%
$2,095,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045	$2,443,600
3,680,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	3,736,304
521,100	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	629,046
1,265,000	Seagate HDD Cayman, 4.875%, 6/01/2027	1,306,005

		8,114,955

	Transportation Services – 0.3%
2,500,000	APL Ltd., 8.000%, 1/15/2024(d)(f)	2,150,250

	Treasuries – 7.2%
13,195,000	Canadian Government Bond, 0.750%, 9/01/2020, (CAD)	9,870,977
107,395,000	Central Bank of Iceland, 7.250%, 10/26/2022, (ISK)	963,007
424,300(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	2,142,678
200,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,073,802
847,500(†††)	Mexican Fixed Rate Bonds, Series M, 8.000%, 12/07/2023, (MXN)	4,496,294
595,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	3,130,278
150,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	846,161
1,455,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	8,431,391
10,220,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	1,169,792
10,150,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	2,698,198
14,635,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	4,403,762
14,300,000	U.S. Treasury Bond, 3.000%, 8/15/2048	17,005,828

		56,232,168

	Wireless – 0.9%
72,400,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	3,531,215
2,627,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,863,956
300,000	Sprint Capital Corp., 8.750%, 3/15/2032	370,035
285,000	Sprint Corp., 7.125%, 6/15/2024	307,173

		7,072,379

	Wirelines – 2.4%
1,170,000	AT&T, Inc., 4.500%, 3/09/2048	1,258,489
1,475,000	AT&T, Inc., 4.550%, 3/09/2049	1,594,461
195,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	188,687
690,000	Bell Canada, Inc., MTN, 7.300%, 2/23/2032, 144A, (CAD)	718,593

	Wirelines – continued
210,000	Bell Canada, Inc., Series M-17, MTN, 6.100%, 3/16/2035, 144A, (CAD)	$205,349
695,000	CenturyLink, Inc., 5.625%, 4/01/2025	721,062
685,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	633,625
1,145,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	1,001,875
2,585,000	Level 3 Parent LLC, 5.750%, 12/01/2022	2,595,340
1,015,000	Qwest Corp., 7.250%, 9/15/2025	1,147,248
1,790,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,906,350
1,010,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,111,000
600,000	Telecom Italia SpA, EMTN, 5.250%, 3/17/2055, (EUR)	740,687
450,000	Telefonica Emisiones S.A., 4.570%, 4/27/2023	485,031
300,000	Telefonica Emisiones S.A., EMTN, 5.289%, 12/09/2022, (GBP)	415,146
1,000,000	Telefonica Emisiones S.A., EMTN, 5.375%, 2/02/2026, (GBP)	1,491,251
800,000	Telefonica Emisiones S.A., EMTN, 5.445%, 10/08/2029, (GBP)	1,279,774
662,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A(j)	357,480
985,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A(j)	544,213

		18,395,661

	Total Non-Convertible Bonds

	(Identified Cost $504,477,697)	520,481,672

Convertible Bonds – 5.9%

	Cable Satellite – 2.0%
13,430,000	DISH Network Corp., 2.375%, 3/15/2024	11,801,272
4,045,000	DISH Network Corp., 3.375%, 8/15/2026	3,706,052

		15,507,324

	Independent Energy – 0.8%
6,920,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	4,134,700
1,610,000	SM Energy Co., 1.500%, 7/01/2021	1,452,094
692,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	674,879

		6,261,673

	Leisure – 0.4%
2,800,000	Rovi Corp., 0.500%, 3/01/2020	2,755,032

	Pharmaceuticals – 0.1%
400,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	393,199
125,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	128,729

		521,928

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	REITs – Diversified – 0.2%
$1,530,000	iStar, Inc., 3.125%, 9/15/2022	$1,620,225

	Technology – 2.4%
4,095,000	Booking Holdings, Inc., 0.900%, 9/15/2021	4,748,220
520,000	Evolent Health, Inc., 2.000%, 12/01/2021	455,325
1,280,000	Nuance Communications, Inc., 1.000%, 12/15/2035	1,212,070
1,590,000	Nuance Communications, Inc., 1.250%, 4/01/2025	1,574,466
9,434,000	Nuance Communications, Inc., 1.500%, 11/01/2035	9,428,340
1,705,000	Western Digital Corp., 1.500%, 2/01/2024	1,632,537

		19,050,958

	Total Convertible Bonds

	(Identified Cost $47,654,201)	45,717,140

Municipals – 0.7%

	Michigan – 0.2%
1,505,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	1,524,415

	Virginia – 0.5%
4,120,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	3,960,638

	Total Municipals

	(Identified Cost $5,607,732)	5,485,053

	Total Bonds and Notes

	(Identified Cost $557,739,630)	571,683,865

Senior Loans – 0.1%

	Media Entertainment – 0.1%
780,569	iHeartCommunications, Inc., Exit Term Loan, 1-month LIBOR + 4.000%, 6.100%, 5/01/2026(h)	785,182

	Total Senior Loans

	(Identified Cost $1,044,945)	785,182

Shares

Common Stocks – 9.3%

	Automobiles – 0.4%
341,305	Ford Motor Co.	3,126,354

	Chemicals – 0.3%
159,649	Hexion Holdings Corp., Class B(e)	1,960,490

	Diversified Telecommunication Services – 4.1%
836,745	AT&T, Inc.	31,662,431

	Electronic Equipment, Instruments & Components – 1.4%
375,812	Corning, Inc.	$10,718,158

	Media – 0.0%
97,654	Clear Channel Outdoor Holdings, Inc.(e)	246,088
4,700	iHeartMedia, Inc., Class A(e)	70,500
2,479	Thryv Holdings, Inc.(c)(d)(e)(f)	19,418

		336,006

	Oil, Gas & Consumable Fuels – 0.0%
37,303	Bellatrix Exploration Ltd.(a)(b)(c)(e)	—
54,259	Chesapeake Energy Corp.(e)	76,505
11,108	Paragon Offshore Ltd., Litigation Units, Class A(a)(b)(c)(d)(e)	111
16,662	Paragon Offshore Ltd., Litigation Units, Class B(c)(e)	249,930

		326,546

	Pharmaceuticals – 3.1%
477,213	Bristol-Myers Squibb Co.	24,199,471

	Total Common Stocks

	(Identified Cost $70,890,428)	72,329,456

Preferred Stocks – 1.8%

Convertible Preferred Stocks – 1.7%

	Banking – 0.5%
2,844	Bank of America Corp., Series L, 7.250%	4,263,753

	Independent Energy – 0.2%
10,213	Chesapeake Energy Corp., 4.500%	438,546
14,180	Chesapeake Energy Corp., 5.000%(d)(f)	538,840
660	Chesapeake Energy Corp., Series A, 5.750%, 144A(b)(d)(f)	231,178

		1,208,564

	Midstream – 0.6%
96,065	El Paso Energy Capital Trust I, 4.750%	5,040,531

	REITs – Diversified – 0.4%
58,187	iStar, Inc., Series J, 4.500%(d)(f)	3,113,975

	Total Convertible Preferred Stocks

	(Identified Cost $11,419,662)	13,626,823

Non-Convertible Preferred Stocks – 0.1%

	Electric – 0.1%
4,670	Union Electric Co., 4.500% (Identified Cost $246,343)	476,387

	Total Preferred Stocks

	(Identified Cost $11,666,005)	14,103,210

Warrants – 0.1%
35,319	iHeartMedia, Inc., Expiration on 5/1/2039(e) (Identified Cost $857,522)	503,296

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 13.9%
645,083,591	Central Bank of Iceland, 0.000%, (ISK)(d)(f)(h)(k)	$5,204,175
13,970,000	Federal Home Loan Bank Discount Notes, 1.950%, 11/15/2019(l)	13,937,170
8,752,000	Ford Motor Credit Co. LLC, 4.331%, 12/02/2019(l)	8,710,708
21,148,795	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $21,149,441 on 10/01/2019 collateralized by $20,165,000 U.S. Treasury Note, 2.750% due 6/30/2025 valued at $21,576,268 including accrued interest (Note 2 of Notes to Financial Statements)	21,148,795
38,940,000	U.S. Treasury Bills, 1.823%-1.837%, 2/27/2020(l)(m)	38,651,912
7,765,000	U.S. Treasury Bills, 1.888%, 12/19/2019(l)	7,735,602
7,905,000	U.S. Treasury Bills, 2.117%, 10/10/2019(l)	7,901,507
5,000,000	U.S. Treasury Bills, 2.350%, 11/14/2019(l)	4,989,121

	Total Short-Term Investments

	(Identified Cost $108,134,934)	108,278,990

	Total Investments – 98.8%

	(Identified Cost $750,333,464)	767,683,999

	Other assets less liabilities—1.2%	9,127,725

	Net Assets – 100.0%	$776,811,724

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 25.

(†††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $1,423,430 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.

(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(c)	Securities subject to restriction on resale. At September 30, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets

Bellatrix Exploration Ltd., 8.500%	6/04/2019	$91,140	$55,800	Less than 0.1%

Bellatrix Exploration Ltd., 9.500% PIK or 3.000% Cash	6/04/2019	66,660	—	—

Bellatrix Exploration Ltd.	6/04/2019	46,880	—	—

GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	1,161,570	943,195	0.1%

GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	506,413	278,021	Less than 0.1%

GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	1,445,707	—	—

Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	73,304	111	Less than 0.1%

Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	$1,466,032	$249,930	Less than 0.1%

Thryv Holdings, Inc.	8/12/2016	12,076	19,418	Less than 0.1%

(d)	Illiquid security. (Unaudited)

(e)	Non-income producing security.

(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of these securities amounted to $14,264,816 or 1.8% of net assets. See Note 2 of Notes to Financial Statements.

(g)	Perpetual bond with no specified maturity date.

(h)	Variable rate security. Rate as of September 30, 2019 is disclosed.

(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. No payments were made during the period.

(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(k)	Security callable by issuer at any time. No specified maturity date.

(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(m)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $126,833,548 or 16.3% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2019

Banking	8.7%
Treasuries	7.2
Automotive	5.6
Finance Companies	4.5
Independent Energy	4.3
Diversified Telecommunication Services	4.1
Cable Satellite	4.0
Midstream	3.6
Technology	3.5
Healthcare	3.5
Airlines	3.2
Pharmaceuticals	3.2
Electric	3.1
Aerospace & Defense	2.7
Wirelines	2.4
Life Insurance	2.2
Metals & Mining	2.0
Other Investments, less than 2% each	17.1
Short-Term Investments	13.9

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 97.6% of Net Assets

	Australia – 2.3%
7,000,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)(a)	$4,946,912
20,080,000	Queensland Treasury Corp., Series 20, 6.250%, 2/21/2020, (AUD)(a)	13,833,221

		18,780,133

	Belgium – 0.8%
4,345,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.700%, 2/01/2036(a)	5,018,901
1,150,000	Anheuser-Busch InBev Worldwide, Inc., 4.750%, 1/23/2029	1,336,600

		6,355,501

	Bermuda – 0.1%
585,000	Bacardi Ltd., 5.300%, 5/15/2048, 144A	670,198

	Brazil – 1.7%
14,035(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2027, (BRL)	3,968,360
3,525,000	Brazilian Government International Bond, 4.625%, 1/13/2028	3,745,348
3,045,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	3,330,499
530,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	599,568
1,780,000	Republic of Brazil, 2.875%, 4/01/2021, (EUR)	2,019,222

		13,662,997

	Canada – 2.2%
2,660	BMW Canada Auto Trust, Series 2017-1A, Class A2, 1.677%, 5/20/2020, 144A, (CAD)(a)(b)	2,008
8,700,000	Canadian Government Bond, 2.000%, 6/01/2028, (CAD)(a)	6,904,905
1,865,000	CPPIB Capital, Inc., EMTN, 0.875%, 2/06/2029, (EUR)	2,219,088
1,655,000	Export Development Canada, 1.800%, 9/01/2022, (CAD)(a)	1,252,958
2,585,000	Fairstone Financial Issuance Trust, Series 2019-1A, Class A, 3.948%, 3/21/2033, 144A, (CAD)	1,966,247
477,692	Ford Auto Securitization Trust, Series 2017-R5A, Class A2, 2.082%, 11/15/2021, 144A, (CAD)(a)	360,376
750,000	Ford Auto Securitization Trust, Series 2019-AA, Class A3, 2.552%, 9/15/2024, 144A, (CAD)	568,632
2,310,000	Methanex Corp., 5.250%, 12/15/2029	2,319,332
925,000	Proviance of Ontario Canada, EMTN, 0.875%, 1/21/2025, (EUR)	1,073,163
1,260,000	Province of Manitoba Canada, MTN, 4.400%, 9/05/2025, (CAD)(a)	1,081,240

		17,747,949

	Chile – 0.5%
2,840,000,000	Bonos de la Tesoreria de la Republica de Chile, 4.000%, 3/01/2023, 144A, (CLP)(a)	$4,140,252

	China – 2.0%
18,000,000	China Government Bond, Series 1827, 3.250%, 11/22/2028, (CNY)	2,531,431
17,000,000	China Government Bond, Series 1904, 3.190%, 4/11/2024, (CNY)	2,403,515
27,700,000	China Government Bond, Series 1906, 3.290%, 5/23/2029, (CNY)	3,928,345
17,000,000	China Government Bond, Series 1907, 3.250%, 6/06/2026, (CNY)	2,392,488
33,630,000	China Government Bond, Series 1907, 3.250%, 6/06/2026, (CNY)	4,732,905

		15,988,684

	Colombia – 0.9%
21,742,600,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(a)	6,943,716

	Denmark – 1.2%
1,255,000	Danske Bank A/S, 5.375%, 1/12/2024, 144A	1,378,531
47,170,000	Denmark Government Bond, 1.750%, 11/15/2025, (DKK)(a)	7,962,855

		9,341,386

	Finland – 0.3%
2,015,000	Nokia Oyj, 4.375%, 6/12/2027	2,105,675

	France – 2.8%
1,435,000	AXA S.A., EMTN, (fixed rate to 1/16/2034, variable rate thereafter), 5.625%, 1/16/2054, (GBP)(a)	2,138,550
1,840,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A(a)	1,961,571
8,505,000	France Government Bond OAT, 0.500%, 5/25/2026, (EUR)(a)	9,895,124
3,280,000	France Government Bond OAT, 3.250%, 5/25/2045, (EUR)(a)	6,080,373
1,315,000	France Government Bond OAT, 4.500%, 4/25/2041, (EUR)(a)	2,718,239

		22,793,857

	Germany – 5.3%
3,060,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 8/15/2026, (EUR)	3,509,995
7,905,000	Bundesrepublik Deutschland Bundesanleihe, 0.250%, 2/15/2027, (EUR)(a)	9,251,991
1,395,000	Bundesrepublik Deutschland Bundesanleihe, 0.500%, 2/15/2026, (EUR)	1,645,935
13,020,000	Bundesrepublik Deutschland Bundesanleihe, 1.000%, 8/15/2025, (EUR)(a)	15,705,747
1,830,000	Bundesrepublik Deutschland Bundesanleihe, 2.500%, 8/15/2046, (EUR)(a)	3,431,047
7,845,000	Kreditanstalt fuer Wiederaufbau, 0.250%, 9/15/2025, (EUR)(a)	8,934,363

		42,479,078

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Hong Kong – 0.4%
$3,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A	$3,556,876

	Hungary – 0.3%
2,280,000	Hungary Government International Bond, 1.750%, 10/10/2027, (EUR)	2,799,073

	Indonesia – 1.0%
111,600,000,000	Indonesia Treasury Bond, 8.250%, 5/15/2029, (IDR)	8,391,267

	Ireland – 1.2%
3,645,000	AIB Group PLC, 4.750%, 10/12/2023, 144A	3,854,554
2,630,000	Bank of Ireland Mortgage Bank, EMTN, 0.625%, 3/14/2025, (EUR)(a)	3,017,196
2,495,000	Bank of Ireland Mortgage Bank, EMTN, 3.625%, 10/02/2020, (EUR)(a)	2,829,655

		9,701,405

	Israel – 0.2%
1,205,000	Teva Pharmaceutical Finance Netherlands II BV, 1.125%, 10/15/2024, (EUR)	981,102
510,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	356,949

		1,338,051

	Italy – 4.8%
1,600,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A(a)	1,998,349
825,000	Enel SpA, EMTN, 5.750%, 6/22/2037, (GBP)(a)	1,440,776
2,150,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	2,284,206
17,140,000	Italy Buoni Poliennali Del Tesoro, 1.250%, 12/01/2026, (EUR)(a)	19,681,036
850,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	1,003,000
5,790,000	Republic of Italy, 2.500%, 11/15/2025, (EUR)(a)	7,105,520
3,570,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	3,650,566
350,000	UniCredit SpA, 6.572%, 1/14/2022, 144A	375,435
1,040,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	1,069,474

		38,608,362

	Japan – 11.4%
3,705,000	Development Bank of Japan, Inc., GMTN, 0.875%, 10/10/2025, (EUR)(a)	4,282,500
2,007,467,000(†††)	Japan Government CPI Linked Bond, Series 20, 0.100%, 3/10/2025, (JPY)(a)	19,141,822

	Japan – continued
87,798,168(†††)	Japan Government CPI Linked Bond, Series 22, 0.100%, 3/10/2027, (JPY)	$845,651
677,960,748(†††)	Japan Government CPI Linked Bond, Series 23, 0.100%, 3/10/2028, (JPY)(a)	6,540,234
1,495,900,000	Japan Government Thirty Year Bond, Series 13, 2.000%, 12/20/2033, (JPY)(a)	17,789,623
1,083,100,000	Japan Government Thirty Year Bond, Series 26, 2.400%, 3/20/2037, (JPY)(a)	13,960,145
572,450,000	Japan Government Thirty Year Bond, Series 41, 1.700%, 12/20/2043, (JPY)(a)	7,071,961
480,200,000	Japan Government Thirty Year Bond, Series 51, 0.300%, 6/20/2046, (JPY)(a)	4,427,566
97,200,000	Japan Government Twenty Year Bond, Series 123, 2.100%, 12/20/2030, (JPY)(a)	1,127,214
715,100,000	Japan Government Twenty Year Bond, Series 149, 1.500%, 6/20/2034, (JPY)(a)	8,062,294
994,200,000	Japan Government Two Year Bond, Series 401, 0.100%, 6/01/2021, (JPY)	9,257,531

		92,506,541

	Malaysia – 0.3%
11,785,000	Malaysia Government Bond, Series 0215, 3.795%, 9/30/2022, (MYR)(a)	2,866,154

	Mexico – 1.0%
1,830,000	America Movil SAB de CV, 3.625%, 4/22/2029	1,945,326
381,571(††††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)(a)	1,926,901
1,025,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A(a)	1,085,219
2,165,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026, 144A(a)	2,238,090
600,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026	620,256

		7,815,792

	Netherlands – 0.6%
410,000	Argentum Netherlands BV for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/01/2026, variable rate thereafter), 3.500%, 10/01/2046, (EUR)(a)	518,615
1,000,000	ING Groep NV, EMTN, (fixed rate to 9/26/2024, variable rate thereafter), 1.625%, 9/26/2029, (EUR)(a)	1,130,987
1,635,000	Netherlands Government Bond, 2.750%, 1/15/2047, 144A, (EUR)(a)	3,177,920

		4,827,522

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	New Zealand – 0.1%
1,045,000	New Zealand Government Bond, Series 0423, 5.500%, 4/15/2023, (NZD)(a)	$761,527

	Norway – 0.6%
45,000,000	City of Oslo, Norway, 3.550%, 2/12/2021, (NOK)(a)	5,059,126

	Poland – 0.7%
5,195,000	Poland Government International Bond, Series 0421, 2.000%, 4/25/2021, (PLN)(a)	1,306,102
18,060,000	Republic of Poland Government Bond, Series 0726, 2.500%, 7/25/2026, (PLN)(a)	4,666,929

		5,973,031

	Portugal – 0.1%
1,040,000	EDP Finance BV, 3.625%, 7/15/2024, 144A	1,074,036

	Saudi Arabia – 0.2%
1,560,000	Saudi Arabian Oil Co., 3.500%, 4/16/2029, 144A	1,627,707

	Singapore – 0.2%
2,040,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)(a)	1,490,857

	South Africa – 0.6%
82,065,000	South Africa Government International Bond, Series R213, 7.000%, 2/28/2031, (ZAR)(a)	4,584,694

	Spain – 4.1%
3,500,000	Banco Santander S.A., 1.000%, 3/03/2022, (EUR)(a)	3,949,703
800,000	Banco Santander S.A., 4.250%, 4/11/2027(a)	855,699
2,400,000	Banco Santander S.A., 5.179%, 11/19/2025(a)	2,647,584
1,700,000	Banco Santander S.A., EMTN, 0.875%, 9/28/2021, (EUR)(a)	1,901,612
5,165,000	Spain Government Bond, 4.200%, 1/31/2037, 144A, (EUR)(a)	8,973,178
4,935,000	Spain Government Bond, 5.850%, 1/31/2022, 144A, (EUR)(a)	6,178,372
5,370,000	Spain Government International Bond, 2.700%, 10/31/2048, 144A, (EUR)	8,265,185

		32,771,333

	Supranationals – 2.7%
4,315,000	European Financial Stability Facility, EMTN, 0.400%, 2/17/2025, (EUR)	4,925,707
5,840,000	European Investment Bank, 2.375%, 7/06/2023, 144A, (CAD)(a)	4,509,299
2,665,000	Inter-American Development Bank, 4.400%, 1/26/2026, (CAD)(a)	2,311,330
37,000,000,000	International Bank for Reconstruction & Development, EMTN, 8.400%, 10/12/2021, (IDR)(a)	2,684,983

	Supranationals – continued
67,150,000	Nordic Investment Bank, GMTN, 1.375%, 7/15/2020, (NOK)(a)	$7,362,574

		21,793,893

	Sweden – 0.5%
33,455,000	Sweden Government Bond, Series 1057, 1.500%, 11/13/2023, 144A, (SEK)(a)	3,696,679

	Switzerland – 0.1%
285,000	Cloverie PLC for Zurich Insurance Co. Ltd., EMTN,(fixed rate to 6/24/2026, variable rate thereafter), 5.625%, 6/24/2046	319,556
510,000	Willow No. 2 (Ireland) PLC for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/1/2025, variable rate thereafter), 4.250%, 10/01/2045	531,165

		850,721

	Thailand – 0.4%
92,175,000	Thailand Government Bond, 2.125%, 12/17/2026, (THB)	3,150,584

	United Arab Emirates – 0.2%
1,685,000	DP World Crescent Ltd., MTN, 4.848%, 9/26/2028	1,849,288

	United Kingdom – 8.6%
2,605,000	Aviva PLC, EMTN,(fixed rate to 12/04/2025, variable rate thereafter), 3.375%, 12/04/2045, (EUR)(a)	3,075,495
1,425,000	Barclays PLC, 4.337%, 1/10/2028(a)	1,497,307
1,660,000	Barclays PLC, 4.375%, 1/12/2026(a)	1,751,982
675,000	Barclays PLC, EMTN, (fixed rate to 11/11/2020, variable rate thereafter), 2.625%, 11/11/2025, (EUR)(a)	744,675
2,000,000	Brass PLC, Series 8A, Class A1, 3-month LIBOR + 0.700%, 2.806%, 11/16/2066, 144A(c)	2,000,364
4,640,000	British Telecommunications PLC, 4.500%, 12/04/2023	4,990,179
1,535,000	British Telecommunications PLC, 5.125%, 12/04/2028	1,755,616
720,000	Centrica PLC, (fixed rate to 4/10/2021, variable rate thereafter), 3.000%, 4/10/2076, (EUR)	796,536
1,370,000	Channel Link Enterprises Finance PLC, Series A7, (fixed rate to 6/20/2022, variable rate thereafter), 1.761%, 6/30/2050, (EUR)	1,499,739
1,055,000	Channel Link Enterprises Finance PLC, Series A8, (fixed rate to 6/20/2027, variable rate thereafter), 2.706%, 6/30/2050, (EUR)	1,210,043
2,268,000	Co-Operative Bank PLC (The), 4.750%, 11/11/2021, (GBP)(a)	2,951,824
199,063	Eurosail PLC, Series 2007-1X, Class A3C, GBP 3-month LIBOR + 0.160%, 0.945%, 3/13/2045, (GBP)(a)(c)	240,821
116,120	Eurosail PLC, Series 2007-2X, Class A3C, GBP 3-month LIBOR + 0.150%, 0.930%, 3/13/2045, (GBP)(a)(c)	139,404

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United Kingdom – continued
$1,355,704	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 2.582%, 8/25/2060, 144A(a)(c)	$1,353,254
104,758	Great Hall Mortgages No. 1 PLC, Series 2006-1, Class A2A, GBP 3-month LIBOR + 0.150%, 0.933%, 6/18/2038, (GBP)(a)(c)	126,087
460,000	HBOS PLC, EMTN, (fixed rate to 3/18/2025, variable rate thereafter), 4.500%, 3/18/2030, (EUR)(a)	571,227
1,960,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)(a)	2,985,095
2,030,000	Lanark Master Issuer PLC, Series 2019-2A, Class 1A, 2.710%, 12/22/2069, 144A(d)	2,044,149
745,000	Network Rail Infrastructure Finance PLC, EMTN, 4.750%, 1/22/2024, (GBP)	1,077,929
1,225,000	Penarth Master Issuer PLC, Series 2019-1A, Class A1, 1-month LIBOR + 0.540%, 2.581%, 7/18/2023, 144A(c)	1,225,386
34,754	Precise Mortgage Funding PLC, Series 2015-1, Class A, GBP 3-month LIBOR + 0.950%, 1.722%, 3/12/2048, (GBP)(a)(c)	42,835
163,503	Residential Mortgage Securities PLC, Series 28, Class A, GBP 3-month LIBOR + 1.150%, 1.931%, 6/15/2046, (GBP)(a)(c)	201,268
162,758	RMAC Securities No. 1 PLC, Series 2007-NS1X, Class A2A, GBP 3-month LIBOR + 0.150%, 0.933%, 6/12/2044, (GBP)(c)	187,620
1,660,000	Royal Bank of Scotland Group PLC, 5.125%, 5/28/2024(a)	1,769,705
1,150,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023(a)	1,262,605
405,000	Royal Bank of Scotland Group PLC, 6.100%, 6/10/2023(a)	441,216
3,778,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(a)	3,937,917
815,000	Silverstone Master Issuer PLC, Series 2019-1A, Class 1A, 3-month LIBOR + 0.570%, 2.848%, 1/21/2070, 144A(a)(c)	815,271
615,000	United Kingdom Gilt, 0.750%, 7/22/2023, (GBP)(a)	769,322
855,000	United Kingdom Gilt, 1.500%, 7/22/2047, (GBP)	1,185,406
11,670,000	United Kingdom Gilt, 1.625%, 10/22/2028, (GBP)(a)	15,904,617
760,000	United Kingdom Gilt, 2.750%, 9/07/2024, (GBP)	1,047,568
4,995,000	United Kingdom Gilt, 3.500%, 1/22/2045, (GBP)(a)	9,623,017
350,000	United Kingdom Gilt, 4.500%, 9/07/2034, (GBP)(a)	660,669

		69,886,148

	United States – 37.2%
290,000,000	Aflac, Inc., 0.932%, 1/25/2027, (JPY)(a)	$2,757,957
390,000,000	Aflac, Inc., (fixed rate to 10/23/2027, variable rate thereafter), 2.108%, 10/23/2047, (JPY)(a)	3,828,871
2,075,000	Altria Group, Inc., 3.125%, 6/15/2031, (EUR)	2,536,523
2,943,380	American Airlines Pass Through Certificates, Series 2017-1B, Class B, 4.950%, 8/15/2026	3,104,795
2,350,000	AT&T, Inc., 4.350%, 6/15/2045(a)	2,469,511
1,625,000	AT&T, Inc., 4.500%, 3/09/2048(a)	1,747,901
4,025,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	4,068,579
1,290,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1, Class A, 3.450%, 3/20/2023, 144A	1,325,013
3,135,000	Bank of America Corp., MTN, (fixed rate to 2/7/2029, variable rate thereafter), 3.974%, 2/07/2030	3,425,971
564,070	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A(a)	576,224
269,208	Bayview Opportunity Master Fund IVb Trust, Series 2018-RN9, Class A1, 4.213%, 10/29/2033, 144A(d)	270,005
2,455,000	Broadcom, Inc., 4.250%, 4/15/2026, 144A	2,535,787
2,450,000	CCG Receivables Trust, Series 2019-1, Class A2, 2.800%, 9/14/2026, 144A(a)	2,471,079
1,024,104	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A(a)	1,020,102
3,525,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.050%, 3/30/2029	3,943,669
2,150,000	Cigna Corp., 4.125%, 11/15/2025(a)	2,308,443
3,060,000	Cigna Corp., 4.375%, 10/15/2028(a)	3,343,589
1,247,876	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(d)	1,249,295
4,385,958	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1, 4.125%, 3/25/2059, 144A(d)	4,410,680
1,850,440	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(d)	1,850,331
1,070,000	Citigroup, Inc., 2.750%, 1/24/2024, (GBP)	1,382,528
2,930,000	Citigroup, Inc., 4.090%, 6/09/2025, (CAD)(a)	2,325,777
1,520,000	Citigroup, Inc., 4.400%, 6/10/2025(a)	1,636,112
2,570,000	Commercial Mortgage Trust, Series 2013-GAM, Class A2, 3.367%, 2/10/2028, 144A(a)	2,586,333
335,000	Continental Resources, Inc., 3.800%, 6/01/2024	341,383
3,780,000	Continental Resources, Inc., 4.375%, 1/15/2028	3,903,911
600,000,000	Corning, Inc., 0.698%, 8/09/2024, (JPY)(a)	5,576,213

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$2,163,598	Credit Suisse Mortgage Trust, Series 2018-RPL2, Class A1, 4.030%, 8/25/2062, 144A(d)	$2,174,737
3,685,000	CVS Health Corp., 4.100%, 3/25/2025	3,937,293
6,235,000	CVS Health Corp., 4.300%, 3/25/2028	6,742,126
1,285,000	CVS Health Corp., 4.780%, 3/25/2038	1,407,311
2,394,404	Delta Air Lines Pass Through Trust, Series 2015-1, Class B, 4.250%, 1/30/2025(a)	2,560,545
1,395,000	DH Europe Finance II S.a.r.l, 0.750%, 9/18/2031, (EUR)	1,525,152
515,321	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A(a)	525,565
1,715,000	Diamondback Energy, Inc., 4.750%, 11/01/2024	1,755,731
2,310,000	Energy Transfer Operating LP, 5.150%, 3/15/2045	2,424,573
1,070,000	Federal National Mortgage Association, Series 2017-M13, Class A2, 3.037%, 9/25/2027(a)(d)	1,125,269
4,440,000	Federal National Mortgage Association, Series 2017-M14, Class A2, 2.972%, 11/25/2027(a)(d)	4,651,569
274,930	FHLMC, 3.500%, 1/01/2048	284,492
3,836,251	FHLMC, 4.000%, with various maturities from 2046 to 2048(a)(e)	4,056,851
2,232,238	FHLMC, 4.500%, with various maturities from 2044 to 2048(a)(e)	2,395,403
5,790,000	FHLMC Multifamily Structured Pass Through Certificates, Series K065, Class A2, 3.243%, 4/25/2027(a)	6,238,261
9,325,057	FNMA, 2.500%, 10/01/2046(a)	9,317,117
1,593,153	FNMA, 3.000%, with various maturities in 2046(a)(e)	1,639,906
7,104,208	FNMA, 3.500%, with various maturities from 2045 to 2048(a)(e)	7,347,905
14,711,834	FNMA, 4.000%, with various maturities from 2047 to 2049(a)(e)	15,308,669
3,774,497	FNMA, 4.500%, with various maturities from 2043 to 2049(a)(e)	4,031,132
1,128,041	GCAT LLC, Series 2018-1, Class A1, 3.844%, 6/25/2048, 144A(d)	1,129,587
3,900,000	General Motors Financial Co., Inc., 4.000%, 1/15/2025	4,004,003
315,000	General Motors Financial Co., Inc., EMTN, 0.955%, 9/07/2023, (EUR)	346,934
1,575,000	Global Payments, Inc., 3.200%, 8/15/2029	1,597,193
979,426	GNMA, 1-month LIBOR + 1.770%, 4.168%, 5/20/2064(a)(c)	1,007,753
95,552	GNMA, 4.248%, 12/20/2061(a)(d)	96,137
35,282	GNMA, 4.393%, 6/20/2062(a)(d)	35,444
1,125,549	GNMA, 1-month LIBOR + 2.020%, 4.418%, 11/20/2064(a)(c)	1,187,701
813,473	GNMA, 4.466%, 1/20/2063(a)(d)	822,211
294,677	GNMA, 4.488%, 4/20/2065(a)(d)	323,021
1,266,529	GNMA, 1-month LIBOR + 2.153%, 4.541%, 11/20/2064(a)(c)	1,339,175
1,521,751	GNMA, 4.576%, 2/20/2065(a)(d)	1,646,191

	United States – continued
$3,187,297	GNMA, 4.662%, with various maturities in 2064(a)(d)(e)	$3,443,203
2,732,093	GNMA, 4.668%, 5/20/2064(a)(d)	2,925,841
2,109,716	GNMA, 1-month LIBOR + 2.313%, 4.711%, 10/20/2063(a)(c)	2,226,295
6,718,000	GNMA (TBA), 4.000%, 10/01/2049(f)	6,986,326
105,000	Gulfport Energy Corp., 6.000%, 10/15/2024	75,952
555,000	Gulfport Energy Corp., 6.375%, 1/15/2026	388,500
2,100,000	HCA, Inc., 5.000%, 3/15/2024	2,293,092
1,630,000	HCA, Inc., 5.250%, 4/15/2025	1,812,945
1,505,000	HCA, Inc., 5.250%, 6/15/2026	1,675,843
445,000	Kraft Heinz Foods Co., 3.000%, 6/01/2026	440,277
1,180,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,126,592
2,641,609	Navient Private Education Refi Loan Trust, Series 2019-CA, Class A1, 2.820%, 2/15/2068, 144A(a)	2,665,350
3,933,062	Navient Private Education Refi Loan Trust, Series 2019-EA, Class A1, 2.390%, 5/15/2068, 144A	3,941,877
218,530	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1, Class A1, 3.000%, 6/25/2057, 144A(d)	218,518
171,475	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2, Class A1, 3.000%, 7/25/2057, 144A(d)	171,348
2,282,214	Preston Ridge Partners Mortgage LLC, Series 2017-2A, Class A1, 3.470%, 9/25/2022, 144A(d)	2,285,808
467,916	Preston Ridge Partners Mortgage LLC, Series 2017-3A, Class A1, 3.470%, 11/25/2022, 144A(d)	468,035
1,079,133	Preston Ridge Partners Mortgage LLC, Series 2019-3A, Class A1, 3.351%, 7/25/2024, 144A(d)	1,081,103
850,000,000	Procter & Gamble Co. (The), 0.275%, 5/08/2020, (JPY)(a)	7,876,287
1,765,000	Prologis Euro Finance LLC, 1.875%, 1/05/2029, (EUR)(a)	2,163,240
530,000,000	Prologis Yen Finance LLC, 0.972%, 9/25/2028, (JPY)(a)	4,991,044
4,309,279	RCO V Mortgage LLC, Series 2018-1, Class A1, 4.000%, 5/25/2023, 144A(d)	4,319,562
1,507,268	RCO V Mortgage LLC, Series 2019-1, Class A1, 3.721%, 5/24/2024, 144A(d)	1,513,539
1,585,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024	1,610,529
3,110,000	Santander Retail Auto Lease Trust, Series 2019-B, Class A3, 2.300%, 1/20/2023, 144A	3,128,056
2,388,397	SoFi Consumer Loan Program Trust, Series 2019-2, Class A, 3.010%, 4/25/2028, 144A(a)	2,405,979
2,977,952	SoFi Consumer Loan Program Trust, Series 2019-3, Class A, 2.900%, 5/25/2028, 144A	2,999,085
1,214,714	SoFi Professional Loan Program LLC, Series 2019-C, Class A1FX, 2.130%, 11/16/2048, 144A	1,214,729

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$2,442,896	Spirit Airlines Pass Through Trust, Series 2015-1, Class B, 4.450%, 10/01/2025(a)	$2,531,695
3,871,848	SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200%, 5/27/2036, 144A	3,913,240
3,235,000	Synchrony Card Funding LLC, Series 2019-A1, Class A, 2.950%, 3/15/2025(a)	3,304,282
1,090,000	Thermo Fisher Scientific, Inc., 0.875%, 10/01/2031, (EUR)	1,189,963
1,084,347	Towd Point HE Trust, Series 2019-HE1, Class A1, 1-month LIBOR + 0.900%, 2.918%, 4/25/2048, 144A(c)	1,084,466
947,850	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	950,220
1,268,250	Transocean Pontus Ltd., 6.125%, 8/01/2025, 144A	1,287,274
5,040,000	U.S. Treasury Bond, 2.875%, 5/15/2043(a)(g)	5,778,478
3,715,000	U.S. Treasury Bond, 2.875%, 5/15/2049	4,332,764
16,520,295	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(a)(h)	16,346,660
4,765,000	U.S. Treasury Note, 1.625%, 8/15/2029	4,743,036
950,000	U.S. Treasury Note, 2.375%, 5/15/2029	1,008,855
3,700,000	U.S. Treasury Note, 2.875%, 8/15/2028	4,068,266
1,150,000	UMBS® (TBA), 2.500%, 11/01/2049(f)	1,143,587
5,657,000	UMBS® (TBA), 3.000%, 11/01/2049(f)	5,738,319
911,358	United Airlines Pass Through Trust, Series 2013-1, Class B, 5.375%, 2/15/2023	950,781
1,115,556	United Airlines Pass Through Trust, Series 2016-1, Class B, 3.650%, 7/07/2027	1,133,536
1,424,948	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	1,439,083
751,967	VOLT LXXI LLC, Series 2018-NPL7, Class A1A, 3.967%, 9/25/2048, 144A(d)	755,589
2,348,872	VOLT LXXII LLC, Series 2018-NPL8, Class A1A, 4.213%, 10/26/2048, 144A(d)	2,357,038
570,000,000	Walmart, Inc., 0.183%, 7/15/2022, (JPY)(a)	5,309,903
2,425,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	2,315,948
1,110,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	857,797
70,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	47,250
940,000	Zimmer Biomet Holdings, Inc., 2.425%, 12/13/2026, (EUR)	1,134,078

		300,152,602

	Total Bonds and Notes

	(Identified Cost $769,020,755)	788,142,695

Short-Term Investments – 3.3%

$12,629,598	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $12,629,984 on 10/01/2019 collateralized by $11,585,000 U.S. Treasury Note, 2.625% due 12/31/2025 valued at $12,361,091; $490,000 U.S. Treasury Note, 2.625% due 1/31/2026 valued at $522,035 including accrued interest (Note 2 of Notes to Financial Statements)	$12,629,598
9,130,000	U.S. Treasury Bills, 1.847%, 2/20/2020(i)	9,065,537
4,940,000	U.S. Treasury Bills, 1.931%, 1/23/2020(i)	4,911,944

	Total Short-Term Investments

	(Identified Cost $26,602,867)	26,607,079

	Total Investments – 100.9%

	(Identified Cost $795,623,622)	814,749,774

	Other assets less liabilities—(0.9)%	(7,233,233)

	Net Assets – 100.0%	$807,516,541

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 1,000.

(†††)	Amount shown represents principal amount including inflation adjustments.

(††††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.

(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(c)	Variable rate security. Rate as of September 30, 2019 is disclosed.

(d)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.

(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

(f)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.

(g)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(h)	Treasury Inflation Protected Security (TIPS).

(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $143,996,434 or 17.8% of net assets.

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Bond Fund – continued

ABS	Asset-Backed Securities
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

At September 30, 2019, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	12/18/2019	EUR	S	4,450,000	$4,953,292	$4,879,153	$74,139
Citibank N.A.	12/18/2019	ZAR	S	72,730,000	4,871,171	4,754,676	116,495
Credit Suisse International	12/18/2019	AUD	S	13,545,000	9,293,291	9,164,546	128,745
Credit Suisse International	12/18/2019	CHF	B	4,540,000	4,657,705	4,579,845	(77,860)
Credit Suisse International	12/18/2019	JPY	B	1,975,000,000	18,527,170	18,365,525	(161,645)
Credit Suisse International	12/18/2019	KRW	B	11,492,574,000	9,669,000	9,629,694	(39,306)
HSBC Bank USA	12/18/2019	CAD	S	2,150,000	1,637,217	1,624,910	12,307

Total							$52,875

At September 30, 2019, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
BNP Paribas S.A.	12/18/2019	SEK	3,770,000	EUR	348,554	$382,168	$(2,828)
Credit Suisse International	12/18/2019	IDR	21,947,060,000	JPY	164,681,173	1,531,370	(2,123)
Morgan Stanley Capital Services, Inc.	12/18/2019	GBP	1,325,000	EUR	1,477,228	1,619,691	(14,637)
Morgan Stanley Capital Services, Inc.	12/18/2019	GBP	4,265,000	EUR	4,737,087	5,193,927	(66,758)

Total							$(86,346)

At September 30, 2019, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	12/31/2019	210	$45,400,543	$45,255,000	$(145,543)
5 Year U.S. Treasury Note	12/31/2019	167	19,862,848	19,897,789	34,941
10 Year U.S. Treasury Note	12/19/2019	124	16,160,899	16,158,750	(2,149)
Ultra Long U.S. Treasury Bond	12/19/2019	128	24,197,714	24,564,000	366,286

Total					$253,535

At September 30, 2019, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	12/19/2019	148	$24,333,994	$24,022,250	$311,744
German Euro Bund	12/06/2019	91	17,403,940	17,283,070	120,870
Ultra 10 Year U.S. Treasury Note	12/19/2019	178	25,297,534	25,348,313	(50,779)

Total					$381,835

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Global Bond Fund – continued

Industry Summary at September 30, 2019

Treasuries	41.8%
Mortgage Related	9.0
Banking	7.3
ABS Home Equity	4.0
Healthcare	3.4
Local Authorities	3.1
Supranational	2.7
Other Investments, less than 2% each	26.3
Short-Term Investments	3.3

Total Investments	100.9
Other assets less liabilities (including forward foreign currency and futures contracts)	(0.9)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2019

United States Dollar	45.1%
Euro	20.2
Japanese Yen	14.7
British Pound	5.2
Canadian Dollar	2.7
Australian Dollar	2.3
Yuan Renminbi	2.0
Other, less than 2% each	8.7

Total Investments	100.9
Other assets less liabilities (including forward foreign currency and futures contracts)	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 96.8% of Net Assets

	Electric – 0.2%
$60,000	CenterPoint Energy, Inc., 2.950%, 3/01/2030	$59,778

	Health Insurance – 0.3%
85,000	Humana, Inc., 3.950%, 8/15/2049	85,196

	Healthcare – 0.5%
115,000	CVS Health Corp., 3.250%, 8/15/2029	115,528

	Treasuries – 95.8%
1,232,871	U.S. Treasury Inflation Indexed Bond, 0.875%, 2/15/2047(a)	1,329,669
969,079	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2046(a)	1,072,519
676,254	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2048(a)	753,473
586,247	U.S. Treasury Inflation Indexed Bond, 1.000%, 2/15/2049(a)	657,882
274,624	U.S. Treasury Inflation Indexed Bond, 3.375%, 4/15/2032(a)	378,484
2,094,618	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2021(a)	2,071,447
4,852,724	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2022(a)	4,801,720
1,723,215	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2026(a)	1,717,710
421,261	U.S. Treasury Inflation Indexed Note, 0.250%, 7/15/2029(a)	424,478
1,271,186	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2025(a)	1,287,131
2,256,941	U.S. Treasury Inflation Indexed Note, 0.375%, 1/15/2027(a)	2,280,256
1,942,928	U.S. Treasury Inflation Indexed Note, 0.500%, 4/15/2024(a)	1,966,183
832,080	U.S. Treasury Inflation Indexed Note, 0.500%, 1/15/2028(a)	850,523
2,983,294	U.S. Treasury Inflation Indexed Note, 0.625%, 1/15/2026(a)	3,055,923
2,212,782	U.S. Treasury Inflation Indexed Note, 0.750%, 7/15/2028(a)	2,321,531
782,366	U.S. Treasury Inflation Indexed Note, 0.875%, 1/15/2029(a)	829,732

		25,798,661

	Total Bonds and Notes

	(Identified Cost $25,442,446)	26,059,163

Short-Term Investments – 4.1%

1,095,657	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $1,095,691 on 10/01/2019 collateralized by $1,045,000 U.S. Treasury Note, 2.750% due 6/30/2025 valued at $1,118,135 including accrued interest (Note 2 of Notes to Financial Statements)	1,095,657
20,000	U.S. Treasury Bills, 2.152%, 12/05/2019(b)	19,936

	Total Short-Term Investments

	(Identified Cost $1,115,580)	1,115,593

	Total Investments – 100.9%

	(Identified Cost $26,558,026)	27,174,756

	Other assets less liabilities—(0.9)%	(244,493)

	Net Assets – 100.0%	$26,930,263

(†)	See Note 2 of Notes to Financial Statements.

(a)	Treasury Inflation Protected Security (TIPS).

(b)	Interest rate represents discount rate at time of purchase; not a coupon rate.

Industry Summary at September 30, 2019

Treasuries	95.8%
Other Investments, less than 2% each	1.0
Short-Term Investments	4.1

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 71.0% of Net Assets

Non-Convertible Bonds – 63.9%

	Aerospace & Defense – 2.0%
135,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	$100,426
1,930,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	1,867,275
1,490,000	Bombardier, Inc., 7.875%, 4/15/2027, 144A	1,483,816
115,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	130,095
1,165,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	1,220,337
1,072,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	1,182,094
2,209,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	2,606,620
2,610,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 3.893%, 2/15/2067, 144A(a)	1,973,865
625,000	TransDigm, Inc., 6.500%, 5/15/2025	648,438

		11,212,966

	Airlines – 2.6%
4,080,000	Air Canada, 7.750%, 4/15/2021, 144A	4,370,700
251,195	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	258,254
3,570,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	3,706,910
659,243	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	669,580
1,923,633	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	1,934,261
43,300	Continental Airlines Pass Through Certificates, Series 2000-2, Class A-1, 7.707%, 10/02/2022	44,469
244,337	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.750%, 10/11/2023	251,625
1,677,333	US Airways Pass Through Trust, Series 2013-1, Class B, 5.375%, 5/15/2023	1,748,099
1,750,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	1,752,625

		14,736,523

	Automotive – 1.8%
6,985,000	Delphi Technologies PLC, 5.000%, 10/01/2025, 144A	6,181,725
220,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	216,942
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,246,750
1,840,000	Tenneco, Inc., 5.000%, 7/15/2026	1,504,200

		10,149,617

	Banking – 0.2%
$1,145,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,036,660

	Brokerage – 0.4%
350,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	348,687
1,615,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,861,086

		2,209,773

	Building Materials – 0.7%
3,350,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	3,375,125
525,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	519,750
178,000	Masco Corp., 6.500%, 8/15/2032	218,239

		4,113,114

	Cable Satellite – 3.1%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	127,031
60,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	61,484
1,865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	1,946,594
70,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	72,625
332,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	339,470
300,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	317,250
3,215,000	CSC Holdings LLC, 5.250%, 6/01/2024	3,456,125
370,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	389,888
2,205,000	DISH DBS Corp., 5.000%, 3/15/2023	2,227,712
2,686,000	DISH DBS Corp., 5.875%, 11/15/2024	2,662,497
1,720,000	DISH DBS Corp., 7.750%, 7/01/2026	1,750,100
170,000	Time Warner Cable LLC, 4.500%, 9/15/2042	167,288
4,135,000	Ziggo BV, 5.500%, 1/15/2027, 144A	4,309,497

		17,827,561

	Chemicals – 1.2%
1,025,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	1,014,750
4,738,000	Hercules LLC, 6.500%, 6/30/2029	5,069,660
750,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	750,472

		6,834,882

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Construction Machinery – 0.8%
$330,000	United Rentals North America, Inc., 4.875%, 1/15/2028	$343,200
1,370,000	United Rentals North America, Inc., 5.500%, 7/15/2025	1,425,485
1,140,000	United Rentals North America, Inc., 5.875%, 9/15/2026	1,215,582
1,695,000	United Rentals North America, Inc., 6.500%, 12/15/2026	1,846,703

		4,830,970

	Consumer Cyclical Services – 0.4%
1,902,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	2,130,240

	Diversified Manufacturing – 0.0%
260,000	General Electric Co., Series D, (fixed rate to 1/21/2021, variable rate thereafter), 5.000%(b)	245,599

	Electric – 0.8%
391,000	AES Corp. (The), 4.875%, 5/15/2023	397,843
185,000	AES Corp. (The), 5.500%, 4/15/2025	192,139
1,100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,100,000
2,430,000	NRG Energy, Inc., 7.250%, 5/15/2026	2,661,457
340,000	Vistra Energy Corp., 5.875%, 6/01/2023	347,310

		4,698,749

	Finance Companies – 4.3%
1,000,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 4.053%, 1/15/2067, 144A(a)(c)(d)(e)	487,678
2,240,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	2,344,202
240,000	International Lease Finance Corp., 4.625%, 4/15/2021	247,148
300,000	International Lease Finance Corp., 8.250%, 12/15/2020	320,979
5,345,000	Navient Corp., MTN, 6.125%, 3/25/2024	5,543,781
325,000	Navient Corp., MTN, 7.250%, 1/25/2022	350,187
6,540,000	Navient Corp., Series A, MTN, 5.625%, 8/01/2033	5,522,245
4,815,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	4,969,080
1,725,000	Springleaf Finance Corp., 6.875%, 3/15/2025	1,900,734
1,535,000	Springleaf Finance Corp., 7.125%, 3/15/2026	1,702,814
805,000	Springleaf Finance Corp., 8.250%, 10/01/2023	937,825

		24,326,673

	Financial Other – 0.9%
5,010,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	5,335,650

	Gaming – 0.3%
1,570,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	1,738,775

	Government Owned – No Guarantee – 0.1%
75,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)	368,653

	Healthcare – 7.7%
2,825,000	HCA, Inc., 5.875%, 5/01/2023	3,107,500
1,065,000	HCA, Inc., 7.050%, 12/01/2027	1,246,050
4,660,000	HCA, Inc., 7.500%, 11/06/2033	5,592,000
620,000	HCA, Inc., 7.690%, 6/15/2025	745,550
375,000	HCA, Inc., 8.360%, 4/15/2024	446,336
2,945,000	HCA, Inc., MTN, 7.580%, 9/15/2025	3,475,100
3,875,000	HCA, Inc., MTN, 7.750%, 7/15/2036	4,533,750
4,745,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	4,810,481
5,520,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	5,796,994
10,334,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	9,403,940
910,000	Tenet Healthcare Corp., 7.000%, 8/01/2025	921,375
1,395,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,508,762
2,554,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	2,573,155

		44,160,993

	Home Construction – 1.7%
2,820,000	Beazer Homes USA, Inc., 5.875%, 10/15/2027	2,730,747
1,120,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029, 144A	1,138,200
400,000	PulteGroup, Inc., 6.000%, 2/15/2035	426,000
2,425,000	TRI Pointe Group, Inc., 4.875%, 7/01/2021	2,497,750
1,970,000	TRI Pointe Group, Inc., 5.250%, 6/01/2027	1,974,925
1,000,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	1,065,000

		9,832,622

	Independent Energy – 11.7%
1,846,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	1,845,446
470,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	459,425
870,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	800,400
1,752,000	Bellatrix Exploration Ltd., 8.500%, 9/11/2023(c)(d)(e)(f)	1,051,200
1,910,000	Bellatrix Exploration Ltd., 9.500% PIK or 3.000% Cash, 12/15/2023(c)(d)(e)(f)(g)(h)	—
647,000	California Resources Corp., 5.500%, 9/15/2021	318,647
106,000	California Resources Corp., 6.000%, 11/15/2024	40,228
13,220,000	California Resources Corp., 8.000%, 12/15/2022, 144A	6,543,900

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$1,000,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	$807,500
2,835,000	Chesapeake Energy Corp., 8.000%, 1/15/2025	2,048,287
3,845,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	2,615,369
1,885,000	Continental Resources, Inc., 3.800%, 6/01/2024	1,920,918
2,095,000	Continental Resources, Inc., 4.500%, 4/15/2023	2,174,941
1,289,000	Continental Resources, Inc., 5.000%, 9/15/2022	1,300,308
4,870,000	Denbury Resources, Inc., 7.750%, 2/15/2024, 144A	3,762,075
1,175,000	Gulfport Energy Corp., 6.375%, 1/15/2026	822,500
8,311,000	Halcon Resources Corp., 6.750%, 2/15/2025(e)(h)(i)	807,331
3,690,000	Lonestar Resources America, Inc., 11.250%, 1/01/2023, 144A	3,153,474
1,270,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	1,225,550
9,165,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	8,844,225
6,850,000	Montage Resources Corp., 8.875%, 7/15/2023	5,240,250
565,000	QEP Resources, Inc., 5.250%, 5/01/2023	524,049
340,000	Range Resources Corp., 5.000%, 8/15/2022	318,750
1,540,000	Sanchez Energy Corp., 6.125%, 1/15/2023(e)(h)(i)	96,928
5,560,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	5,504,400
1,270,000	SM Energy Co., 5.000%, 1/15/2024	1,139,825
1,045,000	SM Energy Co., 5.625%, 6/01/2025	895,878
428,000	SM Energy Co., 6.125%, 11/15/2022	410,174
690,000	SM Energy Co., 6.625%, 1/15/2027	595,125
6,345,000	Southwestern Energy Co., 6.200%, 1/23/2025	5,583,473
6,905,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	3,141,775
90,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	42,075
2,265,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	1,750,369
2,011,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	1,357,425

		67,142,220

	Life Insurance – 0.5%
1,530,000	MetLife, Inc., 10.750%, 8/01/2069	2,463,300
280,000	MetLife, Inc., (fixed rate to 4/08/2038, variable rate thereafter), 9.250%, 4/08/2068, 144A	406,700

		2,870,000

	Metals & Mining – 3.8%
2,440,000	AK Steel Corp., 7.625%, 10/01/2021	2,403,400
2,520,000	Allegheny Technologies, Inc., 7.875%, 8/15/2023	2,733,620
3,894,000	Commercial Metals Co., 5.375%, 7/15/2027	3,942,675
1,660,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	1,581,150
4,530,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	4,486,648
200,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	196,500
3,960,000	Hecla Mining Co., 6.875%, 5/01/2021	3,920,400
3,520,000	United States Steel Corp., 6.650%, 6/01/2037	2,701,600

		21,965,993

	Midstream – 2.3%
800,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	804,240
5,415,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	5,745,270
2,545,000	Gibson Energy, Inc., 5.375%, 7/15/2022, 144A, (CAD)	1,947,386
200,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	190,500
3,465,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	3,525,637
885,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(b)(e)(i)	636,067

		12,849,100

	Oil Field Services – 1.6%
285,000	Noble Holding International Ltd., 7.750%, 1/15/2024	185,250
250,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A	180,000
6,050,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022(e)(i)	2,117,500
3,410,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	2,898,500
3,760,000	Transocean, Inc., 6.800%, 3/15/2038	2,312,400
250,000	Transocean, Inc., 7.500%, 4/15/2031	176,250
1,805,000	Valaris PLC, 7.750%, 2/01/2026	1,017,551

		8,887,451

	Packaging – 0.3%
1,830,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,971,825

	Property & Casualty Insurance – 1.1%
4,925,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	4,752,625
1,920,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.563%, 1/15/2033, 144A(a)(j)	1,356,000

		6,108,625

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	REITs – Diversified – 0.3%
$1,900,000	iStar, Inc., 6.500%, 7/01/2021	$1,932,300

	REITs – Health Care – 0.3%
1,815,000	MPT Operating Partnership LP/MPT Finance Corp., 5.000%, 10/15/2027	1,901,213

	Retailers – 0.5%
500,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	505,000
165,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	53,546
2,245,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	2,247,806

		2,806,352

	Supermarkets – 0.2%
655,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	673,569
330,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	345,675
155,000	Safeway, Inc., 7.250%, 2/01/2031	158,100

		1,177,344

	Technology – 0.5%
2,685,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	2,726,080
263,000	Micron Technology, Inc., 5.500%, 2/01/2025	270,274

		2,996,354

	Transportation Services – 0.5%
3,285,000	APL Ltd., 8.000%, 1/15/2024(e)(i)	2,825,429

	Treasuries – 5.1%
24,750,000	Central Bank of Iceland, 7.250%, 10/26/2022, (ISK)	221,932
110,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	590,591
1,595,000(††)	Mexican Fixed Rate Bonds, Series M, 8.000%, 12/07/2023, (MXN)	8,462,051
310,000(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,630,901
75,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	423,081
490,000(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	2,839,438
1,575,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	180,276
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	1,254,779
11,165,000	U.S. Treasury Bond, 3.000%, 8/15/2048	13,277,627

		28,880,676

	Wireless – 2.6%
29,970,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	1,461,747
11,170,000	Sprint Capital Corp., 6.875%, 11/15/2028	12,177,534
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	265,192
760,000	Sprint Corp., 7.125%, 6/15/2024	819,128

		14,723,601

	Wirelines – 3.6%
205,000	CenturyLink, Inc., 5.625%, 4/01/2025	212,687
1,180,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	1,115,761
800,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	740,000
8,585,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	7,511,875
1,160,000	Level 3 Parent LLC, 5.750%, 12/01/2022	1,164,640
540,000	Qwest Corp., 7.250%, 9/15/2025	610,359
2,213,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	2,356,845
1,550,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,705,000
5,756,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A(h)	3,108,240
4,090,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A(h)	2,259,725

		20,785,132

	Total Non-Convertible Bonds

	(Identified Cost $383,891,894)	365,613,635

Convertible Bonds – 6.6%

	Aerospace & Defense – 0.3%
1,895,000	Arconic, Inc., 1.625%, 10/15/2019	1,891,934

	Cable Satellite – 2.4%
3,815,000	DISH Network Corp., 2.375%, 3/15/2024	3,352,335
11,145,000	DISH Network Corp., 3.375%, 8/15/2026	10,211,112

		13,563,447

	Independent Energy – 0.7%
4,610,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	2,754,475
1,485,000	SM Energy Co., 1.500%, 7/01/2021	1,339,354

		4,093,829

	Leisure – 0.5%
3,000,000	Rovi Corp., 0.500%, 3/01/2020	2,951,820

	Pharmaceuticals – 0.2%
440,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	432,518
135,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	139,028

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Pharmaceuticals – continued
$750,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	$645,000

		1,216,546

	REITs – Diversified – 0.1%
755,000	iStar, Inc., 3.125%, 9/15/2022	799,523

	Technology – 2.4%
1,560,000	Evolent Health, Inc., 2.000%, 12/01/2021	1,365,975
10,395,000	Nuance Communications, Inc., 1.000%, 12/15/2035	9,843,337
1,255,000	Nuance Communications, Inc., 1.250%, 4/01/2025	1,242,739
1,009,000	Nuance Communications, Inc., 1.500%, 11/01/2035	1,008,395

		13,460,446

	Total Convertible Bonds

	(Identified Cost $41,481,065)	37,977,545

Municipals – 0.5%

	Puerto Rico – 0.5%
4,260,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035 (h) (Identified Cost $3,613,916)	2,561,325

	Total Bonds and Notes

	(Identified Cost $428,986,875)	406,152,505

Senior Loans – 0.1%

	Media Entertainment – 0.1%
536,947	iHeartCommunications, Inc., Exit Term Loan, 1-month LIBOR + 4.000%, 6.100%, 5/01/2026(a)	540,120

	Oil Field Services – 0.0%
151,954	Petroleum Geo-Services ASA, New Term Loan B, 3-month LIBOR + 2.500%, 4.604%, 3/19/2021(a)	139,988

	Technology – 0.0%
128,399	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 11.069%, 4/01/2022(a)	95,372

	Total Senior Loans

	(Identified Cost $985,072)	775,480

Shares

Common Stocks – 12.3%

	Automobiles – 1.4%
876,900	Ford Motor Co.	8,032,404

	Chemicals – 0.2%
98,456	Hexion Holdings Corp., Class B(j)	1,209,040

	Diversified Telecommunication Services – 3.8%
580,365	AT&T, Inc.	21,961,012

	Electronic Equipment, Instruments & Components – 3.7%
735,766	Corning, Inc.	20,984,046

	Media – 0.1%
67,175	Clear Channel Outdoor Holdings, Inc.(j)	169,281
20,777	iHeartMedia, Inc., Class A(j)	311,655
787	Thryv Holdings, Inc.(e)(f)(i)(j)	6,164

		487,100

	Oil, Gas & Consumable Fuels – 0.0%
702,553	Bellatrix Exploration Ltd.(c)(d)(f)(j)	—
2,846	Chesapeake Energy Corp.(j)	4,013
1,176	Frontera Energy Corp.	11,379
11,183	Paragon Offshore Ltd., Litigation Units, Class A(c)(d)(e)(f)(j)	112
16,774	Paragon Offshore Ltd., Litigation Units, Class B(f)(j)	251,610

		267,114

	Pharmaceuticals – 3.1%
345,208	Bristol-Myers Squibb Co.	17,505,498

	Total Common Stocks

	(Identified Cost $64,231,914)	70,446,214

Preferred Stocks – 2.3%

Convertible Preferred Stocks – 2.2%

	Independent Energy – 0.1%
15,716	Chesapeake Energy Corp., 5.000%(e)(i)	597,208
160	Chesapeake Energy Corp., Series A, 5.750%, 144A(c)(e)(i)	56,043

		653,251

	Midstream – 1.4%
2,954	Chesapeake Energy Corp., 5.750%(c)(e)(i)	1,034,698
3,000	Chesapeake Energy Corp., 5.750%, 144A(c)(e)(i)	1,050,840
30	Chesapeake Energy Corp., 5.750%(c)(e)(i)	10,509
116,254	El Paso Energy Capital Trust I, 4.750%	6,099,847

		8,195,894

	REITs – Diversified – 0.7%
71,893	iStar, Inc., Series J, 4.500%(e)(i)	3,847,475

	Total Convertible Preferred Stocks

	(Identified Cost $13,970,669)	12,696,620

Non-Convertible Preferred Stocks – 0.1%

	Finance Companies – 0.0%
2,575	iStar, Inc., Series G, 7.650%	65,659

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Home Construction – 0.1%
96,887	Hovnanian Enterprises, Inc., 7.625%(j)	$324,571

	REITs – Warehouse/Industrials – 0.0%
3,363	Prologis, Inc., Series Q, 8.540%	242,977

	Total Non-Convertible Preferred Stocks

	(Identified Cost $857,979)	633,207

	Total Preferred Stocks

	(Identified Cost $14,828,648)	13,329,827

Warrants – 0.0%
6,752	iHeartMedia, Inc., Expiration on 5/1/2039(j) (Identified Cost $153,516)	96,216

Principal Amount (‡)

Short-Term Investments – 13.3%
120,226,126	Central Bank of Iceland, 0.000%, (ISK)(a)(e)(i)(k)	969,918
17,019,030	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $17,019,551 on 10/01/2019 collateralized by $16,750,000 U.S. Treasury Note, 2.125% due 5/15/2025 valued at $17,360,990 including accrued interest (Note 2 of Notes to Financial Statements)	17,019,030
23,115,000	U.S. Treasury Bills, 1.761%-1.837%, 2/27/2020(l)(m)	22,943,989
24,965,000	U.S. Treasury Bills, 1.840%-1.857%, 11/14/2019(l)(m)	24,910,680
10,000,000	U.S. Treasury Bills, 2.318%, 11/29/2019(l)	9,970,295

	Total Short-Term Investments

	(Identified Cost $75,780,192)	75,813,912

	Total Investments – 99.0%

	(Identified Cost $584,966,217)	566,614,154

	Other assets less liabilities—1.0%	5,778,532

	Net Assets – 100.0%	$572,392,686

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Variable rate security. Rate as of September 30, 2019 is disclosed.

(b)	Perpetual bond with no specified maturity date.

(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(d)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $1,538,990 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.

(e)	Illiquid security. (Unaudited)

(f)	Securities subject to restriction on resale. At September 30, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets

Bellatrix Exploration Ltd., 8.500%	6/04/2019	$1,716,960	$1,051,200	0.2%

Bellatrix Exploration Ltd., 9.500% PIK or 3.000% Cash	6/04/2019	1,260,600	—	—

Bellatrix Exploration Ltd.	6/04/2019	882,919	—	—

Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	85,478	112	Less than 0.1%

Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	1,709,463	251,610	Less than 0.1%

Thryv Holdings, Inc.	8/12/2016	3,834	6,164	Less than 0.1%

(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. No payments were made during the period.

(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of these securities amounted to $14,056,110 or 2.5% of net assets. See Note 2 of Notes to Financial Statements.

(j)	Non-income producing security.

(k)	Security callable by issuer at any time. No specified maturity date.

(l)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(m)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $133,307,164 or 23.3% of net assets.
GO	General Obligation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
CAD	Canadian Dollar
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Institutional High Income Fund – continued

Industry Summary at September 30, 2019

Independent Energy	12.5%
Healthcare	7.7
Cable Satellite	5.5
Treasuries	5.1
Finance Companies	4.3
Metals & Mining	3.8
Diversified Telecommunication Services	3.8
Midstream	3.7
Electronic Equipment, Instruments & Components	3.7
Wirelines	3.6
Pharmaceuticals	3.3
Technology	2.9
Airlines	2.6
Wireless	2.6
Aerospace & Defense	2.3
Other Investments, less than 2% each	18.3
Short-Term Investments	13.3

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 57.8% of Net Assets

Non-Convertible Bonds – 55.9%

	ABS Home Equity – 0.0%
$12,591	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 4.412%, 7/25/2035(a)(b)(c)	$11,066

	ABS Other – 1.2%
2,290,468	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(a)(c)(d)	2,175,944
1,388,555	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	1,420,400

		3,596,344

	Aerospace & Defense – 0.3%
376,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	425,354
322,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	405,678

		831,032

	Airlines – 1.7%
172,083	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	176,919
1,535,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	1,593,867
65,057	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	66,077
274,295	American Airlines Pass Through Certificates, Series 2013-1, Class A, 4.000%, 1/15/2027	289,357
25,821	Continental Airlines Pass Through Certificates, Series 2000-2, Class A-1, 7.707%, 10/02/2022	26,518
434,556	Continental Airlines Pass Through Certificates, Series 2007-1, Class A, 5.983%, 10/19/2023	458,586
37,229	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	37,678
46,509	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	47,395
358,794	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	397,580
627,321	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	633,582
305,035	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	308,061
268,983	US Airways Pass Through Trust, Series 2011-1, Class A, 7.125%, 4/22/2025	303,759

	Airlines – continued
551,739	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	596,170

		4,935,549

	Automotive – 3.4%
659,000	Cummins, Inc., 5.650%, 3/01/2098	856,054
8,576,000	Ford Motor Credit Co. LLC, GMTN, 4.389%, 1/08/2026	8,534,434
424,000	General Motors Co., 5.200%, 4/01/2045	418,720

		9,809,208

	Banking – 7.2%
2,255,000	Ally Financial, Inc., 4.125%, 2/13/2022	2,305,738
635,000	Bank of America Corp., (fixed rate to 12/20/2022, variable rate thereafter), 3.004%, 12/20/2023	648,505
1,244,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	1,299,235
314,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	339,027
536,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	578,621
820,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	515,480
4,745,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	3,640,382
518,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	525,446
3,224,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	3,517,815
482,000	Morgan Stanley, 3.950%, 4/23/2027	509,831
659,000	Morgan Stanley, 5.750%, 1/25/2021	689,561
953,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	1,032,028
1,727,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	2,093,921
710,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	779,521
2,114,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	2,287,478

		20,762,589

	Brokerage – 1.4%
2,528,000	Jefferies Group LLC, 5.125%, 1/20/2023	2,720,462
733,000	Jefferies Group LLC, 6.250%, 1/15/2036	844,691
343,000	Jefferies Group LLC, 6.450%, 6/08/2027	397,459

		3,962,612

	Building Materials – 0.5%
211,000	Masco Corp., 6.500%, 8/15/2032	258,699
104,000	Masco Corp., 7.750%, 8/01/2029	133,226
778,000	Owens Corning, 7.000%, 12/01/2036	954,120

		1,346,045

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Cable Satellite – 0.1%
$12,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	$13,047
145,000	Time Warner Cable LLC, 5.500%, 9/01/2041	156,136

		169,183

	Chemicals – 0.8%
2,349,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	2,350,163
95,000	Methanex Corp., 5.250%, 3/01/2022	98,725

		2,448,888

	Collateralized Mortgage Obligations – 0.1%
290,318	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	330,300
62	Federal National Mortgage Association, REMIC, Series 1990-48, Class H, 7.000%, 4/25/2020(a)(c)	61

		330,361

	Consumer Products – 0.1%
360,000	Hasbro, Inc., 6.600%, 7/15/2028	435,561

	Diversified Manufacturing – 0.1%
51,000	General Electric Co., GMTN, 3.100%, 1/09/2023	51,674
224,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 2.603%, 5/13/2024(e)	206,522

		258,196

	Electric – 2.0%
2,024,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	2,024,000
353,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	560,371
1,037,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	1,295,180
416,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	553,546
686,000	Enel Finance International NV, EMTN, 5.750%, 9/14/2040, (GBP)	1,241,201

		5,674,298

	Finance Companies – 2.1%
697,000	International Lease Finance Corp., 4.625%, 4/15/2021	717,758
3,370,000	Navient Corp., 5.500%, 1/25/2023	3,479,525
686,000	Navient Corp., MTN, 6.125%, 3/25/2024	711,512
398,000	Navient Corp., MTN, 7.250%, 1/25/2022	428,845
771,000	Navient Corp., Series A, MTN, 5.625%, 8/01/2033	651,017

		5,988,657

	Government Owned – No Guarantee – 0.3%
780,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	1,003,142

	Health Insurance – 0.0%
10,000	Cigna Holding Co., 7.875%, 5/15/2027	13,142

	Healthcare – 0.5%
1,192,000	HCA, Inc., 4.500%, 2/15/2027	1,278,041
182,000	HCA, Inc., MTN, 7.750%, 7/15/2036	212,940

		1,490,981

	Home Construction – 1.1%
1,989,000	PulteGroup, Inc., 6.000%, 2/15/2035	2,118,285
867,000	PulteGroup, Inc., 6.375%, 5/15/2033	959,422

		3,077,707

	Hybrid ARMs – 0.0%
6,153	FNMA, 6-month LIBOR + 1.544%, 3.881%, 2/01/2037(e)	6,382
12,450	FNMA, 12-month LIBOR + 1.878%, 4.534%, 9/01/2036(e)	13,178

		19,560

	Independent Energy – 1.0%
640,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	435,328
353,000	Continental Resources, Inc., 3.800%, 6/01/2024	359,726
63,000	Continental Resources, Inc., 4.500%, 4/15/2023	65,404
1,416,000	Noble Energy, Inc., 3.900%, 11/15/2024	1,484,412
605,000	SM Energy Co., 6.625%, 1/15/2027	521,812

		2,866,682

	Industrial Other – 0.7%
2,757,000	Original Wempi, Inc., Series B1, 4.309%, 2/13/2024, (CAD)(d)(f)	2,169,141

	Integrated Energy – 0.2%
500,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	531,496

	Life Insurance – 2.2%
39,000	American International Group, Inc., 4.125%, 2/15/2024	41,724
56,000	American International Group, Inc., 4.875%, 6/01/2022	59,848
205,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	182,883
1,402,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	1,514,906
1,488,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(d)(f)	2,522,871
1,560,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(d)(f)	2,121,571

		6,443,803

	Media Entertainment – 0.5%
14,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	539,854
39,000	Viacom, Inc., 4.375%, 3/15/2043	40,223
663,000	Viacom, Inc., 5.250%, 4/01/2044	746,596
239,000	Viacom, Inc., 5.850%, 9/01/2043	293,143

		1,619,816

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – 0.7%
$1,373,000	ArcelorMittal, 6.750%, 3/01/2041	$1,620,434
304,000	ArcelorMittal, 7.000%, 10/15/2039	368,178

		1,988,612

	Midstream – 2.7%
125,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	130,312
588,000	Enable Midstream Partners LP, 5.000%, 5/15/2044	539,607
404,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	598,185
858,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	795,795
330,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045	264,000
735,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	599,025
850,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	694,875
476,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	495,163
2,949,000	ONEOK Partners LP, 4.900%, 3/15/2025	3,242,872
43,000	ONEOK Partners LP, 6.200%, 9/15/2043	53,187
27,000	Plains All American Pipeline LP/PAA Finance Corp., 2.850%, 1/31/2023	27,000
392,000	Williams Cos., Inc., 3.350%, 8/15/2022	400,965

		7,840,986

	Non-Agency Commercial Mortgage-Backed Securities – 0.0%
13,665	Commercial Mortgage Pass Through Certificates, Series 2014-UBS4, Class A2, 2.963%, 8/10/2047	13,707
94,890	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.856%, 3/15/2044, 144A(b)	82,415

		96,122

	Oil Field Services – 0.2%
680,000	Transocean, Inc., 6.800%, 3/15/2038	418,200
110,000	Transocean, Inc., 7.500%, 4/15/2031	77,550

		495,750

	Packaging – 0.5%
1,302,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	1,402,905

	Paper – 0.4%
552,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	735,104
137,000	WestRock MWV LLC, 7.550%, 3/01/2047(d)(f)	194,964
104,000	WestRock MWV LLC, 8.200%, 1/15/2030	142,375

		1,072,443

	Property & Casualty Insurance – 0.5%
87,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.563%, 1/15/2033, 144A(e)(g)	61,444
1,286,000	Old Republic International Corp., 4.875%, 10/01/2024	1,408,336

		1,469,780

	REITs – Single Tenant – 0.0%
85,000	Realty Income Corp., 5.750%, 1/15/2021	88,151

	Retailers – 0.0%
52,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	16,875

	Sovereigns – 1.9%
2,201,000	U.S. Department of Housing and Urban Development, 1.980%, 8/01/2020	2,201,176
1,452,000	U.S. Department of Housing and Urban Development, 2.350%, 8/01/2021	1,465,547
1,760,000	U.S. Department of Housing and Urban Development, 2.450%, 8/01/2022	1,792,578

		5,459,301

	Supermarkets – 0.0%
39,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	48,157

	Technology – 0.4%
776,000	KLA Corp., 5.650%, 11/01/2034	922,682
171,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	206,423

		1,129,105

	Transportation Services – 0.3%
60,000	APL Ltd., 8.000%, 1/15/2024(d)(f)	51,606
562,000	ERAC USA Finance LLC, 6.700%, 6/01/2034, 144A	767,323

		818,929

	Treasuries – 15.2%
23,816,000	Canadian Government Bond, 0.750%, 9/01/2020, (CAD)	17,816,385
51,425,000	Central Bank of Iceland, 7.250%, 10/26/2022, (ISK)	461,126
200,000(††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	1,073,802
578,400(††)	Mexican Fixed Rate Bonds, Series M, 8.000%, 12/07/2023, (MXN)	3,068,621
207,800(††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	1,093,230
137,300(††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	774,520
913,700(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	5,294,682
8,546,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	978,184
3,126,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	830,992

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Treasuries – continued
$2,105,000	U.S. Treasury Bond, 3.000%, 8/15/2048	$2,503,305
10,000,000	U.S. Treasury Note, 1.500%, 8/31/2021	9,970,703

		43,865,550

	Wireless – 0.2%
8,340,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	406,773
140,000	Sprint Capital Corp., 6.875%, 11/15/2028	152,628
20,000	Sprint Corp., 7.125%, 6/15/2024	21,556

		580,957

	Wirelines – 5.4%
1,459,000	AT&T, Inc., 3.950%, 1/15/2025	1,557,723
2,841,000	AT&T, Inc., 4.300%, 2/15/2030	3,125,889
370,000	AT&T, Inc., 4.500%, 3/09/2048	397,984
465,000	AT&T, Inc., 4.550%, 3/09/2049	502,660
1,191,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	1,305,964
876,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	932,940
250,000	Telefonica Emisiones S.A., EMTN, 5.289%, 12/09/2022, (GBP)	345,955
784,000	Telefonica Emisiones S.A., EMTN, 5.375%, 2/02/2026, (GBP)	1,169,141
300,000	Telefonica Emisiones S.A., EMTN, 5.445%, 10/08/2029, (GBP)	479,915
5,077,000	Verizon Communications, Inc., 4.329%, 9/21/2028	5,752,850

		15,571,021

	Total Non-Convertible Bonds

	(Identified Cost $160,160,073)	161,739,703

Convertible Bonds – 1.4%

	Independent Energy – 0.3%
1,120,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	669,200

	REITs – Diversified – 0.1%
329,000	iStar, Inc., 3.125%, 9/15/2022	348,401

	Technology – 1.0%
2,051,000	Booking Holdings, Inc., 0.900%, 9/15/2021	2,378,168
337,000	Nuance Communications, Inc., 1.000%, 12/15/2035	319,116
259,000	Nuance Communications, Inc., 1.250%, 4/01/2025	256,470
8,000	Nuance Communications, Inc., 1.500%, 11/01/2035	7,995

		2,961,749

	Total Convertible Bonds

	(Identified Cost $3,699,647)	3,979,350

Municipals – 0.5%

	Illinois – 0.1%
245,000	State of Illinois, 5.100%, 6/01/2033	265,369

	Michigan – 0.1%
395,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	400,096

	Virginia – 0.3%
885,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	850,768

	Total Municipals

	(Identified Cost $1,469,891)	1,516,233

	Total Bonds and Notes

	(Identified Cost $165,329,611)	167,235,286

Shares

Common Stocks – 7.2%

	Automobiles – 0.2%
71,933	Ford Motor Co.	658,906

	Diversified Telecommunication Services – 1.2%
88,190	AT&T, Inc.	3,337,110

	Electronic Equipment, Instruments & Components – 5.6%
565,646	Corning, Inc.	16,132,224

	Pharmaceuticals – 0.2%
13,089	Bristol-Myers Squibb Co.	663,743

	Total Common Stocks

	(Identified Cost $11,119,244)	20,791,983

Preferred Stocks – 0.7%

Convertible Preferred Stocks – 0.6%

	Banking – 0.4%
714	Bank of America Corp., Series L, 7.250%	1,070,436

	Independent Energy – 0.0%
3,453	Chesapeake Energy Corp., 5.000%(d)(f)	131,214

	Midstream – 0.2%
12,375	El Paso Energy Capital Trust I, 4.750%	649,316

	Total Convertible Preferred Stocks

	(Identified Cost $1,446,924)	1,850,966

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Investment Grade Fixed Income Fund – continued

Shares	Description	Value (†)

Non-Convertible Preferred Stocks – 0.1%

	Electric – 0.1%
213	Connecticut Light & Power Co. (The), 2.200%	$10,469
1,860	Union Electric Co., 4.500%	189,739

		200,208

	Total Non-Convertible Preferred Stocks

	(Identified Cost $104,764)	200,208

	Total Preferred Stocks

	(Identified Cost $1,551,688)	2,051,174

Principal Amount (‡)

Short-Term Investments – 33.8%
187,477,471	Central Bank of Iceland, 0.000%, (ISK)(d)(e)(f)(i)	1,512,464
2,592,000	Ford Motor Credit Co. LLC, 4.331%, 12/02/2019(h)	2,579,771
5,378,527	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $5,378,691 on 10/01/2019 collateralized by $5,130,000 U.S. Treasury Note, 2.750% due 6/30/2025 valued at $5,489,028 including accrued interest (Note 2 of Notes to Financial Statements)	5,378,527
26,130,000	U.S. Treasury Bills, 1.815%, 3/26/2020(h)	25,901,640
11,565,000	U.S. Treasury Bills, 1.823%, 2/27/2020(h)	11,479,439
14,475,000	U.S. Treasury Bills, 1.825%, 3/05/2020(h)	14,363,193
2,880,000	U.S. Treasury Bills, 1.888%, 12/19/2019(h)	2,869,096
20,000,000	U.S. Treasury Bills, 1.941%, 11/29/2019(h)	19,940,590
5,000,000	U.S. Treasury Bills, 2.117%, 10/10/2019(h)	4,997,790
8,645,000	U.S. Treasury Bills, 2.350%, 11/14/2019(h)	8,626,190

	Total Short-Term Investments

	(Identified Cost $97,590,851)	97,648,700

	Total Investments – 99.5%

	(Identified Cost $275,591,394)	287,727,143
	Other assets less liabilities—0.5%	1,328,972

	Net Assets – 100.0%	$289,056,115

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.

(c)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $2,187,071 or 0.8% of net assets. See Note 2 of Notes to Financial Statements.

(d)	Illiquid security. (Unaudited)

(e)	Variable rate security. Rate as of September 30, 2019 is disclosed.

(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of these securities amounted to $8,703,831 or 3.0% of net assets. See Note 2 of Notes to Financial Statements.

(g)	Non-income producing security.

(h)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(i)	Security callable by issuer at any time. No specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $23,421,221 or 8.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

BRL	Brazilian Real
CAD	Canadian Dollar
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2019

Treasuries	15.2%
Banking	7.6
Electronic Equipment, Instruments & Components	5.6
Wirelines	5.4
Automotive	3.4
Midstream	2.9
Life Insurance	2.2
Finance Companies	2.1
Electric	2.1
Other Investments, less than 2% each	19.2
Short-Term Investments	33.8

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

Currency Exposure Summary at September 30, 2019

United States Dollar	84.2%
Canadian Dollar	8.2
Mexican Peso	4.3
Other, less than 2% each	2.8

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Statements of Assets and Liabilities

September 30, 2019

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
ASSETS
Investments at cost	$750,333,464	$795,623,622	$26,558,026
Net unrealized appreciation	17,350,535	19,126,152	616,730

Investments at value	767,683,999	814,749,774	27,174,756
Cash	924,496	—	—
Due from brokers (Note 2)	—	460,000	—
Foreign currency at value (identified cost $0, $11,516,759 and $0, respectively)	—	10,973,254	—
Receivable for Fund shares sold	—	655,901	59,843
Receivable from investment adviser (Note 6)	—	—	3,338
Receivable for securities sold	584,224	3,086,789	—
Receivable for when-issued/delayed delivery securities sold (Note 2)	—	12,563,729	—
Collateral received for open forward foreign currency contracts (Notes 2 and 4)	—	140,000	—
Dividends and interest receivable	8,515,647	5,579,396	31,461
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	331,686	—
Tax reclaims receivable	10,777	52,192	—
Prepaid expenses (Note 8)	66	67	2

TOTAL ASSETS	777,719,209	848,592,788	27,269,400

LIABILITIES
Payable for securities purchased	253,145	11,774,521	151,746
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	26,433,999	—
Payable for Fund shares redeemed	—	1,327,827	15,001
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	365,157	—
Foreign taxes payable (Note 2)	—	10,898	—
Due to brokers (Note 2)	—	140,000	—
Payable for variation margin on futures contracts (Note 2)	—	4,042	—
Management fees payable (Note 6)	321,057	344,125	—
Deferred Trustees’ fees (Note 6)	216,229	314,478	105,021
Administrative fees payable (Note 6)	28,012	29,169	964
Payable to distributor (Note 6d)	—	7,064	471
Other accounts payable and accrued expenses	89,042	324,967	65,934

TOTAL LIABILITIES	907,485	41,076,247	339,137

NET ASSETS	$776,811,724	$807,516,541	$26,930,263

NET ASSETS CONSIST OF:
Paid-in capital	$746,520,108	$793,573,356	$28,787,651
Accumulated earnings (loss)	30,291,616	13,943,185	(1,857,388)

NET ASSETS	$776,811,724	$807,516,541	$26,930,263

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$776,811,724	$353,871,779	$24,075,862

Shares of beneficial interest	57,578,910	20,732,329	2,273,765

Net asset value, offering and redemption price per share	$13.49	$17.07	$10.59

Retail Class:
Net assets	$—	$207,251,194	$1,075,900

Shares of beneficial interest	—	12,368,023	101,744

Net asset value, offering and redemption price per share	$—	$16.76	$10.57

Class N shares:
Net assets	$—	$246,393,568	$1,778,501

Shares of beneficial interest	—	14,392,363	167,909

Net asset value, offering and redemption price per share	$—	$17.12	$10.59

See accompanying notes to financial statements.

|  48

Statements of Assets and Liabilities – continued

September 30, 2019

	Institutional High Income Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$584,966,217	$275,591,394
Net unrealized appreciation (depreciation)	(18,352,063)	12,135,749

Investments at value	566,614,154	287,727,143
Cash	323,118	—
Foreign currency at value (identified cost $11 and $0, respectively)	11	—
Receivable for securities sold	2,301,125	—
Dividends and interest receivable	6,822,544	1,757,146
Tax reclaims receivable	5,239	1,841
Prepaid expenses (Note 8)	53	22

TOTAL ASSETS	576,066,244	289,486,152

LIABILITIES
Payable for securities purchased	3,106,336	64,072
Payable for Fund shares redeemed	20,339	—
Management fees payable (Note 6)	288,223	94,852
Deferred Trustees’ fees (Note 6)	158,387	153,652
Administrative fees payable (Note 6)	20,954	10,345
Payable to distributor (Note 6d)	72	—
Other accounts payable and accrued expenses	79,247	107,116

TOTAL LIABILITIES	3,673,558	430,037

NET ASSETS	$572,392,686	$289,056,115

NET ASSETS CONSIST OF:
Paid-in capital	$571,369,251	$277,409,644
Accumulated earnings	1,023,435	11,646,471

NET ASSETS	$572,392,686	$289,056,115

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$572,392,686	$289,056,115

Shares of beneficial interest	88,860,636	23,496,495

Net asset value, offering and redemption price per share	$6.44	$12.30

See accompanying notes to financial statements.

49  |

Statements of Operations

For the Year Ended September 30, 2019

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
INVESTMENT INCOME
Interest	$38,378,169	$23,181,745	$640,013
Dividends	2,948,683	—	6,794
Less net foreign taxes withheld	—	(84,484)	—

	41,326,852	23,097,261	646,807

Expenses
Management fees (Note 6)	4,067,358	4,704,444	69,334
Service and distribution fees (Note 6)	—	545,414	2,376
Administrative fees (Note 6)	358,089	376,542	12,209
Trustees’ fees and expenses (Note 6)	42,634	44,904	17,429
Transfer agent fees and expenses (Notes 6 and 7)	5,937	603,118	27,759
Audit and tax services fees	55,669	53,522	45,086
Custodian fees and expenses	32,676	135,262	9,684
Interest expense (Note 10)	—	60,003	—
Legal fees (Note 8)	23,421	25,449	815
Registration fees	26,985	75,592	54,778
Shareholder reporting expenses	5,252	127,287	3,285
Miscellaneous expenses (Note 8)	44,690	46,844	25,532

Total expenses	4,662,711	6,798,381	268,287
Less waiver and/or expense reimbursement (Note 6)	(6,357)	(420,652)	(155,812)

Net expenses	4,656,354	6,377,729	112,475

Net investment income	36,670,498	16,719,532	534,332

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(5,037,031)	(6,775,070)	(104,780)
Futures contracts	—	(871,673)	(151,570)
Swap agreements	—	—	(5,254)
Forward foreign currency contracts (Note 2d)	—	(5,259,222)	—
Foreign currency transactions (Note 2c)	431,541	(579,301)	—
Net change in unrealized appreciation (depreciation) on:
Investments	16,999,781	44,934,830	1,486,671
Futures contracts	—	659,223	4,821
Forward foreign currency contracts (Note 2d)	—	2,155,741	—
Foreign currency translations (Note 2c)	(590,954)	(261,308)	—

Net realized and unrealized gain on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	11,803,337	34,003,220	1,229,888

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,473,835	$50,722,752	$1,764,220

See accompanying notes to financial statements.

|  50

Statements of Operations – continued

For the Year Ended September 30, 2019

	Institutional High Income Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$35,762,909	$9,656,561
Dividends	3,554,872	745,691
Less net foreign taxes withheld	(164)	—

	39,317,617	10,402,252

Expenses
Management fees (Note 6)	3,926,580	1,104,993
Administrative fees (Note 6)	288,251	121,560
Trustees’ fees and expenses (Note 6)	37,283	25,446
Transfer agent fees and expenses (Notes 6 and 7)	13,631	3,866
Audit and tax services fees	51,494	55,213
Custodian fees and expenses	26,827	16,832
Legal fees (Note 8)	19,432	7,601
Registration fees	25,139	24,630
Shareholder reporting expenses	4,768	3,058
Miscellaneous expenses (Note 8)	40,242	30,576

Total expenses	4,433,647	1,393,775
Less waiver and/or expense reimbursement (Note 6)	(5,224)	(2,102)

Net expenses	4,428,423	1,391,673

Net investment income	34,889,194	9,010,579

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	3,806,524	(2,497,774)
Foreign currency transactions (Note 2c)	54,316	93,675
Net change in unrealized appreciation (depreciation) on:
Investments	(36,673,751)	5,588,525
Foreign currency translations (Note 2c)	(120,662)	(158,469)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(32,933,573)	3,025,957

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,955,621	$12,036,536

See accompanying notes to financial statements.

51  |

Statements of Changes in Net Assets

	Fixed Income Fund		Global Bond Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

FROM OPERATIONS:
Net investment income	$36,670,498	$40,854,478	$16,719,532	$21,042,386
Net realized gain (loss) on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(4,605,490)	1,061,043	(13,485,266)	7,022,176
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	16,408,827	(28,612,725)	47,488,486	(47,313,978)

Net increase (decrease) in net assets resulting from operations	48,473,835	13,302,796	50,722,752	(19,249,416)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(44,056,634)	(56,867,905)	(2,580,426)	(1,125,026)
Retail Class	—	—	(840,780)	(622,956)
Class N	—	—	(1,931,839)	(568,381)

Total distributions	(44,056,634)	(56,867,905)	(5,353,045)	(2,316,363)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(90,364,289)	(187,098,076)	(212,037,849)	(58,747,870)

Net decrease in net assets	(85,947,088)	(230,663,185)	(166,668,142)	(80,313,649)
NET ASSETS
Beginning of the year	862,758,812	1,093,421,997	974,184,683	1,054,498,332

End of the year	$776,811,724	$862,758,812	$807,516,541	$974,184,683

See accompanying notes to financial statements.

|  52

Statements of Changes in Net Assets – continued

	Inflation Protected Securities Fund		Institutional High Income Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018

FROM OPERATIONS:
Net investment income	$534,332	$835,732	$34,889,194	$36,735,199
Net realized gain (loss) on investments, futures contracts, swap agreements and foreign currency transactions	(261,604)	66,828	3,860,840	8,764,469
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	1,491,492	(799,349)	(36,794,413)	(16,876,901)

Net increase in net assets resulting from operations	1,764,220	103,211	1,955,621	28,622,767

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(509,430)	(828,754)	(46,893,344)	(41,672,832)
Retail Class	(17,313)	(29,917)	—	—
Class N	(35,387)	(51,721)	—	—

Total distributions	(562,130)	(910,392)	(46,893,344)	(41,672,832)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(2,856,864)	(64,037)	(55,444,608)	(45,216,785)

Net decrease in net assets	(1,654,774)	(871,218)	(100,382,331)	(58,266,850)
NET ASSETS
Beginning of the year	28,585,037	29,456,255	672,775,017	731,041,867

End of the year	$26,930,263	$28,585,037	$572,392,686	$672,775,017

See accompanying notes to financial statements.

53  |

Statements of Changes in Net Assets – continued

	Investment Grade Fixed Income Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income	$9,010,579	$11,551,497
Net realized gain (loss) on investments and foreign currency transactions	(2,404,099)	932,267
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,430,056	(9,029,023)

Net increase in net assets resulting from operations	12,036,536	3,454,741

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(9,558,974)	(12,364,788)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	13,853,887	(130,600,379)

Net increase (decrease) in net assets	16,331,449	(139,510,426)
NET ASSETS
Beginning of the year	272,724,666	412,235,092

End of the year	$289,056,115	$272,724,666

See accompanying notes to financial statements.

|  54

Financial Highlights

For a share outstanding throughout each period.

	Fixed Income Fund – Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$13.40	$13.96	$13.52	$13.16	$15.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.59	0.54	0.57	0.58	0.60
Net realized and unrealized gain (loss)	0.19	(0.35)	0.34	0.61	(1.46)

Total from Investment Operations	0.78	0.19	0.91	1.19	(0.86)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.59)	(0.52)	(0.46)	(0.61)	(0.65)
Net realized capital gains	(0.10)	(0.23)	(0.01)	(0.22)	(0.55)

Total Distributions	(0.69)	(0.75)	(0.47)	(0.83)	(1.20)

Net asset value, end of the period	$13.49	$13.40	$13.96	$13.52	$13.16

Total return	6.29%	1.39%	6.96%	9.72%	(5.96)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$776,812	$862,759	$1,093,422	$1,201,509	$1,270,463
Net expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Gross expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Net investment income	4.51%	3.99%	4.22%	4.48%	4.29%
Portfolio turnover rate	14%	11%	10%	14%	15%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

	Global Bond Fund – Institutional Class
	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$16.16		$16.51		$16.47		$15.00	$16.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33		0.35		0.30		0.33	0.32
Net realized and unrealized gain (loss)	0.69		(0.66)		(0.18)		1.14	(1.16)

Total from Investment Operations	1.02		(0.31)		0.12		1.47	(0.84)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		—		(0.06)		—	(0.14)
Net realized capital gains	(0.06)		(0.04)		(0.02)		—	(0.15)

Total Distributions	(0.11)		(0.04)		(0.08)		—	(0.29)

Net asset value, end of the period	$17.07		$16.16		$16.51		$16.47	$15.00

Total return(b)	6.27%		(1.85)%		0.74%		9.80%	(5.31)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$353,872		$450,376		$509,080		$822,993	$1,289,885
Net expenses(c)	0.70	%(d)	0.72	%(e)	0.75	%(f)	0.75%	0.75%
Gross expenses	0.76	%(d)	0.77%		0.80%		0.83%	0.78%
Net investment income	2.00%		2.10%		1.88%		2.13%	2.07%
Portfolio turnover rate	215	%(g)	218	%(g)	163%		120%	117%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 0.69% and the ratio of gross expenses would have been 0.75%.
(e)	Effective July 1, 2018, the expense limit decreased to 0.69%.
(f)	Effective July 1, 2017, the expense limit decreased to 0.72%.
(g)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained high due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

55  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund – Retail Class
	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$15.86		$16.24		$16.23		$14.82	$15.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28		0.30		0.26		0.29	0.28
Net realized and unrealized gain (loss)	0.68		(0.64)		(0.19)		1.12	(1.15)

Total from Investment Operations	0.96		(0.34)		0.07		1.41	(0.87)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	—		(0.04)		—	(0.13)
Net realized capital gains	(0.06)		(0.04)		(0.02)		—	(0.15)

Total Distributions	(0.06)		(0.04)		(0.06)		—	(0.28)

Net asset value, end of the period	$16.76		$15.86		$16.24		$16.23	$14.82

Total return(c)	6.08%		(2.12)%		0.48%		9.51%	(5.56)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$207,251		$247,119		$288,479		$350,915	$447,304
Net expenses(d)	0.95	%(e)	0.97	%(f)	1.00	%(g)	1.00%	1.00%
Gross expenses	1.01	%(e)	1.02%		1.05%		1.08%	1.03%
Net investment income	1.75%		1.85%		1.67%		1.87%	1.81%
Portfolio turnover rate	215	%(h)	218	%(h)	163%		120%	117%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 0.94% and the ratio of gross expenses would have been 1.00%.
(f)	Effective July 1, 2018, the expense limit decreased to 0.94%.
(g)	Effective July 1, 2017, the expense limit decreased to 0.97%.
(h)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained high due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  56

Financial Highlights – continued

For a share outstanding throughout each period.

	Global Bond Fund – Class N
	Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$16.21		$16.55		$16.50		$15.01	$16.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.36		0.33		0.34	0.34
Net realized and unrealized gain (loss)	0.69		(0.66)		(0.20)		1.15	(1.17)

Total from Investment Operations	1.03		(0.30)		0.13		1.49	(0.83)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		—		(0.06)		—	(0.14)
Net realized capital gains	(0.06)		(0.04)		(0.02)		—	(0.15)

Total Distributions	(0.12)		(0.04)		(0.08)		—	(0.29)

Net asset value, end of the period	$17.12		$16.21		$16.55		$16.50	$15.01

Total return	6.31	%(b)	(1.78	)%(b)	0.81%		9.93%	(5.22)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$246,394		$276,690		$256,939		$47,895	$32,275
Net expenses	0.65	%(c)(d)	0.67	%(c)(e)	0.69	%(f)	0.66%	0.63%
Gross expenses	0.66	%(d)	0.68%		0.69%		0.66%	0.63%
Net investment income	2.06%		2.15%		2.09%		2.19%	2.20%
Portfolio turnover rate	215	%(g)	218	%(g)	163%		120%	117%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 0.64% and the ratio of gross expenses would have been 0.65%.
(e)	Effective July 1, 2018, the expense limit decreased to 0.64%.
(f)	Effective July 1, 2017, the expense limit decreased to 0.67%.
(g)	The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained high due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

	Inflation Protected Securities Fund – Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$10.13	$10.41		$10.64		$10.17	$10.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.30		0.18		0.12	0.06
Net realized and unrealized gain (loss)	0.48	(0.25)		(0.22)		0.49	(0.15)

Total from Investment Operations	0.68	0.05		(0.04)		0.61	(0.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.33)		(0.19)		(0.13)	(0.07)
Paid-in capital	—	—		—		(0.01)	—

Total Distributions	(0.22)	(0.33)		(0.19)		(0.14)	(0.07)

Net asset value, end of the period	$10.59	$10.13		$10.41		$10.64	$10.17

Total return(b)	6.73%	0.49%		(0.33)%		6.00%	(0.92)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$24,076	$25,914		$26,972		$29,655	$23,696
Net expenses(c)	0.40%	0.40%		0.40%		0.40%	0.40%
Gross expenses	0.96%	0.94%		0.81%		0.86%	0.80%
Net investment income	1.92%	2.90%		1.73%		1.16%	0.62%
Portfolio turnover rate	246%	324	%(d)	354	%(d)	61%	135%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to significant shareholder flows. During 2018, turnover has remained high due to certain trading strategies.

See accompanying notes to financial statements.

57  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Inflation Protected Securities Fund – Retail Class
	Year Ended September 30, 2019	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$10.11	$10.39		$10.62		$10.14		$10.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.18	0.28		0.14		(0.05)		0.08
Net realized and unrealized gain (loss)	0.47	(0.26)		(0.20)		0.60		(0.20)

Total from Investment Operations	0.65	0.02		(0.06)		0.55		(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.30)		(0.17)		(0.07)		(0.05)
Paid-in capital	—	—		—		(0.00	)(b)	—

Total Distributions	(0.19)	(0.30)		(0.17)		(0.07)		(0.05)

Net asset value, end of the period	$10.57	$10.11		$10.39		$10.62		$10.14

Total return(c)	6.47%	0.23%		(0.59)%		5.47%		(1.17)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,076	$967		$1,144		$1,522		$19,203
Net expenses(d)	0.65%	0.65%		0.65%		0.65%		0.65%
Gross expenses	1.21%	1.19%		1.06%		1.07%		1.03%
Net investment income (loss)	1.77%	2.69%		1.37%		(0.47)%		0.75%
Portfolio turnover rate	246%	324	%(e)	354	%(e)	61%		135%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to significant shareholder flows. During 2018, turnover has remained high due to certain trading strategies.

	Inflation Protected Securities Fund – Class N
	Year Ended September 30, 2019	Year Ended September 30, 2018		Period Ended September 30, 2017*
Net asset value, beginning of the period	$10.13	$10.41		$10.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.32		0.15
Net realized and unrealized gain (loss)	0.47	(0.26)		(0.01)

Total from Investment Operations	0.68	0.06		0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.34)		(0.16)

Net asset value, end of the period	$10.59	$10.13		$10.41

Total return(b)	6.78%	0.53%		1.40	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,779	$1,704		$1,339
Net expenses(d)	0.35%	0.35%		0.35	%(e)
Gross expenses	0.91%	0.87%		0.77	%(e)
Net investment income	2.09%	3.09%		2.18	%(e)
Portfolio turnover rate	246%	324	%(f)	354	%(g)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	During 2018, turnover has remained high due to certain trading strategies.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

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Financial Highlights – continued

For a share outstanding throughout each period.

	Institutional High Income Fund – Institutional Class
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$6.90		$7.01	$6.81	$6.72	$8.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34		0.36	0.35	0.37	0.40
Net realized and unrealized gain (loss)	(0.35)		(0.07)	0.25	0.36	(1.04)

Total from Investment Operations	(0.01)		0.29	0.60	0.73	(0.64)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)		(0.38)	(0.38)	(0.42)	(0.43)
Net realized capital gains	(0.08)		(0.02)	(0.02)	(0.22)	(0.36)

Total Distributions	(0.45)		(0.40)	(0.40)	(0.64)	(0.79)

Net asset value, end of the period	$6.44		$6.90	$7.01	$6.81	$6.72

Total return	0.20	%(b)	4.31%	9.19%	12.53%	(8.38)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$572,393		$672,775	$731,042	$714,188	$630,422
Net expenses	0.68%		0.68%	0.68%	0.68%	0.68%
Gross expenses	0.68%		0.68%	0.68%	0.68%	0.68%
Net investment income	5.33%		5.26%	5.17%	5.87%	5.45%
Portfolio turnover rate	23%		14%	17%	17%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

(b)	Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

	Investment Grade Fixed Income Fund – Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$12.20	$12.43	$12.42	$11.81	$12.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39	0.37	0.46	0.45	0.42
Net realized and unrealized gain (loss)	0.14	(0.22)	0.22	0.50	(0.88)

Total from Investment Operations	0.53	0.15	0.68	0.95	(0.46)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.30)	(0.42)	(0.22)	(0.44)
Net realized capital gains	(0.19)	(0.08)	(0.25)	(0.12)	(0.11)

Total Distributions	(0.43)	(0.38)	(0.67)	(0.34)	(0.55)

Net asset value, end of the period	$12.30	$12.20	$12.43	$12.42	$11.81

Total return	4.46%	1.27%	5.73%	8.27%	(3.74)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$289,056	$272,725	$412,235	$461,429	$561,407
Net expenses	0.50%	0.49%	0.49%	0.48%	0.48%
Gross expenses	0.50%	0.49%	0.49%	0.48%	0.48%
Net investment income	3.26%	3.03%	3.79%	3.72%	3.34%
Portfolio turnover rate	11%	1%	3%	23%	26%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

59  |

Notes to Financial Statements

September 30, 2019

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. Global Bond Fund and Inflation Protected Securities Fund also offer Retail Class shares and Class N shares.

Each share class is sold without a sales charge. Retail Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Global Bond Fund and Inflation Protected Securities Fund and $3,000,000 for Fixed Income Fund, Institutional High Income Fund and Investment Grade Fixed Income Fund. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”) and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class), and transfer agent fees are borne collectively for Institutional Class and Retail Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Swaptions are valued at

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Notes to Financial Statements – continued

September 30, 2019

mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other swaptions not priced through an independent pricing service are valued based on quotations obtained from broker-dealers. Centrally cleared credit default swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2019, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Fixed Income Fund	$14,264,816	1.8%	$1,423,430	0.2%
Institutional High Income Fund	14,056,110	2.5%	1,538,990	0.3%
Investment Grade Fixed Income Fund	8,703,831	3.0%	2,187,071	0.8%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

61  |

Notes to Financial Statements – continued

September 30, 2019

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

For the year ended September 30, 2019, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Fixed Income Fund	$8,071,170
Global Bond Fund	17,844,706
Institutional High Income Fund	2,458,556
Investment Grade Fixed Income Fund	3,729,794

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swaptions. Certain Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

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Notes to Financial Statements – continued

September 30, 2019

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

No swaptions were held by the Funds during the year ended September 30, 2019.

g.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

h.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral

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for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

i.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution re-designations, foreign currency gains and losses, convertible bonds, paydown gains and losses, premium amortization, return of capital distributions received, defaulted and/or non-income producing securities, interest rate swaps, capital gains taxes, contingent payment debt instruments, treasury inflation protected bonds and deferred Trustees’ fees. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, straddle loss deferrals, wash sales, convertible bonds, premium amortization, forward foreign currency contract mark-to-market, futures contract mark-to-market, trust preferred securities, return of capital distributions received, contingent payment debt instruments, corporate actions, and defaulted and/or non-income producing securities. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Fixed Income Fund	$37,783,514	$6,273,120	$44,056,634	$39,575,807	$17,292,098	$56,867,905
Global Bond Fund	2,303,295	3,049,750	5,353,045	—	2,316,363	2,316,363
Inflation Protected Securities Fund	562,130	—	562,130	910,392	—	910,392
Institutional High Income Fund	39,012,284	7,881,060	46,893,344	39,820,706	1,852,126	41,672,832
Investment Grade Fixed Income Fund	5,468,364	4,090,610	9,558,974	9,681,451	2,683,337	12,364,788

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

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As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$22,152,614	$1,940,551	$12,108	$24,542,639	$235,036
Undistributed long-term capital gains	—	—	—	3,360,762	897,777

Total undistributed earnings	22,152,614	1,940,551	12,108	27,903,401	1,132,813

Capital loss carryforward:
Short-term:
No expiration date	—	—	(647,803)	—	—
Long-term:
No expiration date	—	—	(1,652,505)	—	—

Total capital loss carryforward	—	—	(2,300,308)	—	—

Late-year ordinary and post-October capital loss deferrals*	(2,203,097)	—	—	—	—

Unrealized appreciation (depreciation)	12,017,613	12,317,111	535,833	(23,201,043)	10,746,117

Total accumulated earnings (losses)	$31,967,130	$14,257,662	$(1,752,367)	$4,702,358	$11,878,930

* Under current tax law, net operating losses, capital losses, foreign currency losses, losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Fixed Income Fund is deferring foreign currency losses.

As of September 30, 2019, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Unrealized appreciation (depreciation)
Investments	$33,775,897	$23,789,469	$535,833	$(12,682,869)	$20,296,974
Foreign currency translations	(21,758,284)	(11,472,358)	—	(10,518,174)	(9,550,857)

Total unrealized appreciation (depreciation)	$12,017,613	$12,317,111	$535,833	$(23,201,043)	$10,746,117

As of September 30, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Investment Grade Fixed Income Fund
Federal tax cost	$755,639,744	$801,801,324	$26,638,923	$589,807,354	$276,970,414

Gross tax appreciation	$67,064,986	$27,891,592	$619,355	$50,535,619	$22,858,271
Gross tax depreciation	(55,020,731)	(14,945,265)	(83,522)	(73,728,819)	(12,101,542)

Net tax appreciation (depreciation)	$12,044,255	$12,946,327	$535,833	$(23,193,200)	$10,756,729

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market and capital gains taxes.

k.  Senior Loans. Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

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l.  Loan Participations. A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, a Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

There were no loan participations held by the Funds as of September 30, 2019.

m.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

n.  Due to/from Brokers. Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due to brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash received as collateral for forward foreign currency contracts. The due from brokers balance in the Statements of Assets and Liabilities for Global Bond Fund represents cash pledged as collateral for forward foreign currency contracts and as initial margin for futures contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

o.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2019, none of the Funds had loaned securities under this agreement.

p.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

q.  New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated the application of this provision and has determined there will be no impact on the net asset value of the Funds.

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3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019, at value:

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$583,131	$1,221,216	(b)(c)	$1,804,347
Finance Companies	736,892	34,018,746	146,303	(d)	34,901,941
Independent Energy	—	25,632,509	55,800	(c)(d)	25,688,309
All Other Non-Convertible Bonds(a)	—	458,087,075	—		458,087,075

Total Non-Convertible Bonds	736,892	518,321,461	1,423,319		520,481,672

Convertible Bonds(a)	—	45,717,140	—		45,717,140
Municipals(a)	—	5,485,053	—		5,485,053

Total Bonds and Notes	736,892	569,523,654	1,423,319		571,683,865

Senior Loans(a)	—	785,182	—		785,182
Common Stocks
Chemicals	—	1,960,490	—		1,960,490
Media	316,588	19,418	—		336,006
Oil, Gas & Consumable Fuels	76,505	249,930	111	(c)(d)	326,546
All Other Common Stocks(a)	69,706,414	—	—		69,706,414

Total Common Stocks	70,099,507	2,229,838	111		72,329,456

Preferred Stocks
Convertible Preferred Stocks
Independent Energy	438,546	538,840	231,178	(e)	1,208,564
REITs—Diversified	—	3,113,975	—		3,113,975
All Other Convertible Preferred Stocks(a)	9,304,284	—	—		9,304,284

Total Convertible Preferred Stocks	9,742,830	3,652,815	231,178		13,626,823

Non-Convertible Preferred Stocks(a)	—	476,387	—		476,387

Total Preferred Stocks	9,742,830	4,129,202	231,178		14,103,210

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Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Warrants	$—	$503,296	$—	$503,296
Short-Term Investments	—	108,278,990	—	108,278,990

Total	$80,579,229	$685,450,162	$1,654,608	$767,683,999

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser ($278,021) or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($943,195).

(c) Includes a security fair valued at zero using Level 3 inputs.

(d) Fair valued by the Fund’s adviser.

(e) Valued using broker-dealer bid prices.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Canada	$—	$17,745,941	$2,008	(b)	$17,747,949
All Other Bonds and Notes(a)	—	770,394,746	—		770,394,746

Total Bonds and Notes	—	788,140,687	2,008		788,142,695

Short-Term Investments	—	26,607,079	—		26,607,079

Total Investments	—	814,747,766	2,008		814,749,774

Forward Foreign Currency Contracts (unrealized appreciation)	—	331,686	—		331,686
Futures Contracts (unrealized appreciation)	833,841	—	—		833,841

Total	$833,841	$815,079,452	$2,008		$815,915,301

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(365,157)	$—	$(365,157)
Futures Contracts (unrealized depreciation)	(198,471)	—	—	(198,471)

Total	$(198,471)	$(365,157)	$—	$(563,628)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid prices.

Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$26,059,163	$—	$26,059,163
Short-Term Investments	—	1,115,593	—	1,115,593

Total	$—	$27,174,756	$—	$27,174,756

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2019, there were no transfers among Levels 1, 2 and 3.

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Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Finance Companies	$—	$23,838,995	$487,678	(b)	$24,326,673
Independent Energy	—	66,091,020	1,051,200	(b)(c)	67,142,220
All Other Non-Convertible Bonds(a)	—	274,144,742	—		274,144,742

Total Non-Convertible Bonds	—	364,074,757	1,538,878		365,613,635

Convertible Bonds(a)	—	37,977,545	—		37,977,545
Municipals(a)	—	2,561,325	—		2,561,325

Total Bonds and Notes	—	404,613,627	1,538,878		406,152,505

Senior Loans(a)	—	775,480	—		775,480
Common Stocks
Chemicals	—	1,209,040	—		1,209,040
Media	480,936	6,164	—		487,100
Oil, Gas & Consumable Fuels	15,392	251,610	112	(b)(c)	267,114
All Other Common Stocks(a)	68,482,960	—	—		68,482,960

Total Common Stocks	68,979,288	1,466,814	112		70,446,214

Preferred Stocks
Convertible Preferred Stocks
Independent Energy	—	597,208	56,043	(d)	653,251
Midstream	6,099,847	—	2,096,047	(d)	8,195,894
REITs—Diversified	—	3,847,475	—		3,847,475

Total Convertible Preferred Stocks	6,099,847	4,444,683	2,152,090		12,696,620

Non-Convertible Preferred Stocks
REITs—Warehouse/Industrials	—	242,977	—		242,977
All Other Non-Convertible Preferred Stocks(a)	390,230	—	—		390,230

Total Non-Convertible Preferred Stocks	390,230	242,977	—		633,207

Total Preferred Stocks	6,490,077	4,687,660	2,152,090		13,329,827

Warrants	—	96,216	—		96,216
Short-Term Investments	—	75,813,912	—		75,813,912

Total	$75,469,365	$487,453,709	$3,691,080		$566,614,154

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

(c) Includes a security fair valued at zero using Level 3 inputs.

(d) Valued using broker-dealer bid prices.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$11,066	(b)	$11,066
ABS Other	—	1,420,400	2,175,944	(b)	3,596,344
Collateralized Mortgage Obligations	—	330,300	61	(b)	330,361
All Other Non-Convertible Bonds(a)	—	157,801,932	—		157,801,932

Total Non-Convertible Bonds	—	159,552,632	2,187,071		161,739,703

Convertible Bonds(a)	—	3,979,350	—		3,979,350
Municipals(a)	—	1,516,233	—		1,516,233

Total Bonds and Notes	—	165,048,215	2,187,071		167,235,286

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Investment Grade Fixed Income Fund

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$20,791,983	$—	$—	$20,791,983
Preferred Stocks
Convertible Preferred Stocks
Independent Energy	—	131,214	—	131,214
All Other Convertible Preferred Stocks(a)	1,719,752	—	—	1,719,752

Total Convertible Preferred Stocks	1,719,752	131,214	—	1,850,966

Non-Convertible Preferred Stocks(a)	—	200,208	—	200,208

Total Preferred Stocks	1,719,752	331,422	—	2,051,174

Short-Term Investments	—	97,648,700	—	97,648,700

Total	$22,511,735	$263,028,337	$2,187,071	$287,727,143

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2018 and/or September 30, 2019:

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
Non-Convertible Bonds
ABS Other	$1,081,487	(a)	$—	$—	$111,971	$67,658	$(39,900)	$—	$—	$1,221,216	(a)	$109,916
Finance Companies	—		136	—	(6,833)	—	—	153,000	—	146,303		(6,833)
Independent Energy	—		1,574	—	(103,574)	157,800	—	—	—	55,800	(a)	(103,574)
Metals & Mining	1,301		(6,928)	(2,563,247)	2,568,874	—	—	—	—	—		—
Common Stocks
Oil, Gas & Consumable Fuels	—		—	—	(55,744)	46,880	—	8,975	—	111	(a)	(55,744)
Preferred Stocks
Independent Energy	—		—	—	(164,047)	—	—	395,225	—	231,178		(164,047)

Total	$1,082,788		$(5,218)	$(2,563,247)	$2,350,647	$272,338	$(39,900)	$557,200	$—	$1,654,608		$(220,282)

(a) Includes a security fair valued at zero using Level 3 inputs.

A debt security valued at $153,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019 this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A common stock valued at $8,975 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A preferred stock valued at $395,225 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

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Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
Canada	$—	$—	$(7,090)	$(14,931)	$—	$(940,125)	$964,154	$—	$2,008	$(14,931)

A debt security valued at $964,154 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security.

All transfers are recognized as of the beginning of the reporting period.

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
Non-Convertible Bonds
Airlines	$72,082		$—	$—	$—	$—	$—	$—	$(72,082)	$—		$—
Finance Companies	—		443	—	(22,765)	—	—	510,000	—	487,678		(22,765)
Independent Energy	—	(a)	11,230	(1,171,625)	(765,965)	2,977,560	—	—	—	1,051,200	(a)	(1,956,116)
Metals & Mining	2,073		(12,378)	(4,077,025)	4,087,330	—	—	—	—	—		—
Loan Participations
ABS Other	418,404		—	(3,286)	23,001	—	(438,119)	—	—	—		—
Common Stocks
Oil, Gas & Consumable Fuels	—		—	—	(891,843)	882,919	—	9,036	—	112	(a)	(891,843)
Preferred Stocks
Convertible Preferred Stocks
Independent Energy	—		—	—	(39,769)	—	—	95,812	—	56,043		(39,769)
Midstream	—		—	—	(1,538,461)	583,409	—	3,051,099	—	2,096,047		(1,538,461)

Total	$492,559		$(705)	$(5,251,936)	$851,528	$4,443,888	$(438,119)	$3,665,947	$(72,082)	$3,691,080		$(4,448,954)

(a)	Includes securities fair valued at zero using Level 3 inputs.

A debt security valued at $72,082 was transferred from Level 3 to Level 2 during the period ended September 30, 2019. At September 30, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $510,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019 this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A common stock valued at $9,036 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

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Preferred stocks valued at $3,146,911 were transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$12,329	$—	$17	$(418)	$—	$(862)	$—	$—	$11,066	$(491)
ABS Other	2,608,676	—	5,098	(98,979)	9,706	(348,557)	—	—	2,175,944	(88,184)
Airlines	520,966	—	—	—	—	—	—	(520,966)	—	—
Collateralized Mortgage Obligations	878	—	(23)	16	—	(810)	—	—	61	(1)

Total	$3,142,849	$—	$5,092	$(99,381)	$9,706	$(350,229)	$—	$(520,966)	$2,187,071	$(88,676)

A debt security valued at $42,985 was transferred from Level 3 to Level 2 during the period ended September 30, 2019. At September 30, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $477,981 was transferred from Level 3 to Level 2 during the period ended September 30, 2019. At September 30, 2018, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security. At September 30, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Bond Fund and Inflation Protected Securities Fund used during the period include forward foreign currency contracts, futures contracts and swap agreements.

Global Bond Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2019, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Global Bond Fund and Inflation Protected Securities Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. Inflation Protected Securities Fund may use futures contracts and interest rate swap agreements to gain investment exposure. During the year ended September 30, 2019, Global Bond Fund used futures contracts to manage duration. Inflation Protected Securities Fund used futures contracts to hedge against changes in interest rates and to manage duration. Inflation Protected Securities Fund used interest rate swap agreements to gain investment exposure.

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The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts[1]
Over-the-counter asset derivatives
Foreign exchange contracts	$331,686	$—
Exchange-traded asset derivatives
Interest rate contracts	—	833,841

Total asset derivatives	$331,686	$833,841

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]
Over-the-counter liability derivatives
Foreign exchange contracts	$(365,157)	$—
Exchange-traded liability derivatives
Interest rate contracts	—	(198,471)

Total liability derivatives	$(365,157)	$(198,471)

1Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Forward foreign currency contracts
Interest rate contracts	$(871,673)	$—
Foreign exchange contracts	—	(5,259,222)

Total	$(871,673)	$(5,259,222)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Forward foreign currency contracts
Interest rate contracts	$659,223	$—
Foreign exchange contracts	—	2,155,741

Total	$659,223	$2,155,741

Transactions in derivative instruments for Inflation Protected Securities Fund during the year ended September 30, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Swap agreements
Interest rate contracts	$(151,570)	$(5,254)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$4,821

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

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September 30, 2019

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Global Bond Fund and Inflation Protected Securities Fund based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2019:

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	31.39%	22.61%
Highest Notional Amount Outstanding	68.28%	26.72%
Lowest Notional Amount Outstanding	8.74%	18.27%
Notional Amount Outstanding as of September 30, 2019	8.74%	21.37%

Inflation Protected Securities Fund	Futures	Interest Rate Swaps
Average Notional Amount Outstanding	79.52%	14.96%
Highest Notional Amount Outstanding	226.08%	67.80%
Lowest Notional Amount Outstanding	0.00%	0.00%
Notional Amount Outstanding as of September 30, 2019	0.00%	0.00%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2019, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Bond Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Citibank N.A.	$190,634	$—	$190,634	$(140,000)	$50,634
Credit Suisse International	128,745	(128,745)	—	—	—
HSBC Bank USA	12,307	—	12,307	—	12,307

	$331,686	$(128,745)	$202,941	$(140,000)	$62,941

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
BNP Paribas S.A	$(2,828)	$—	$(2,828)	$—	$(2,828)
Credit Suisse International	(280,934)	128,745	(152,189)	152,189	—
Morgan Stanley Capital Services, Inc.	(81,395)	—	(81,395)	—	(81,395)

	$(365,157)	$128,745	$(236,412)	$152,189	$(84,223)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting

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September 30, 2019

of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2019:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Bond Fund	$6,524,303	$6,103,369

Net loss amount reflects cash received as collateral for Global Bond Fund of $140,000, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities. For the year ended September 30, 2019, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Fixed Income Fund	$13,266,860	$10,000,000	$79,973,456	$163,361,728
Global Bond Fund	1,392,020,359	1,427,520,224	394,441,992	546,918,460
Inflation Protected Securities Fund	64,867,176	65,908,350	2,001,009	4,394,008
Institutional High Income Fund	10,358,412	5,000,000	116,599,172	160,497,957
Investment Grade Fixed Income Fund	11,877,924	3,928,471	9,669,003	41,493,854

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Over $10 Billion
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.55%	0.50%	0.48%	0.45%	0.40%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, are net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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For the year ended September 30, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Class N
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.69%	0.94%	0.64%
Inflation Protected Securities Fund	0.40%	0.65%	0.35%
Institutional High Income Fund	0.75%	—	—
Investment Grade Fixed Income Fund	0.55%	—	—

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2019, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Fixed Income Fund	$4,067,358	$—	$4,067,358	0.50%	0.50%
Global Bond Fund	4,704,444	—	4,704,444	0.55%	0.55%
Inflation Protected Securities Fund	69,334	69,334	—	0.25%	—%
Institutional High Income Fund	3,926,580	—	3,926,580	0.60%	0.60%
Investment Grade Fixed Income Fund	1,104,993	—	1,104,993	0.40%	0.40%

1 Management fee waiver is subject to possible recovery until September 30, 2020.

For the year ended September 30, 2019, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Class N	Total
Global Bond Fund	$239,260	$138,242	$36,448	$413,950

In addition, Loomis Sayles reimbursed non-class specific expenses of Inflation Protected Securities Fund in the amount of $85,3662.

2 Expense reimbursements are subject to possible recovery until September 30, 2020.

No expenses were recovered for any of the Funds during the year ended September 30, 2019 under the terms of the expense limitation agreements.

b.  Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund and Inflation Protected Securities Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the year ended September 30, 2019, the distribution fees for each Fund were as follows:

Fund	Retail Class
Global Bond Fund	$545,414
Inflation Protected Securities Fund	2,376

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c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended September 30, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Fixed Income Fund	$358,089	$6,357	$351,732
Global Bond Fund	376,542	6,702	369,840
Inflation Protected Securities Fund	12,209	217	11,992
Institutional High Income Fund	288,251	5,224	283,027
Investment Grade Fixed Income Fund	121,560	2,102	119,458

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Bond Fund	$561,630
Inflation Protected Securities Fund	18,539
Institutional High Income Fund	6,396

As of September 30, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Bond Fund	$7,064
Inflation Protected Securities Fund	471
Institutional High Income Fund	72

Sub-transfer agent fees attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

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Notes to Financial Statements – continued

September 30, 2019

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

f.  Affiliated Ownership. As of September 30, 2019, the percentage of each Fund’s net assets owned by affiliates is as follows:

Inflation Protected Securities Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	21.01%
Loomis Sayles Trust	8.98%
Loomis Sayles Distribution	7.97%
Natixis Sustainable Future 2015 Fund	2.26%
Natixis Sustainable Future 2020 Fund	1.40%
Natixis Sustainable Future 2025 Fund	0.84%
Natixis Sustainable Future 2030 Fund	0.86%
Natixis Sustainable Future 2035 Fund	0.66%
Natixis Sustainable Future 2040 Fund	0.43%
Natixis Sustainable Future 2045 Fund	0.16%

44.57%

Institutional High Income Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	3.54%
Other Loomis Sayles Affiliates	11.12%

14.66%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to the Inflation Protected Securities Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2020 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2019, Natixis Advisors reimbursed the Fund $895 for transfer agency expenses related to Class N shares.

7.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses for Global Bond Fund and Inflation Protected Securities Fund attributable to Institutional Class and Retail Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

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Notes to Financial Statements – continued

September 30, 2019

All other Funds in this report allocate transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended September 30, 2019, Global Bond Fund and Inflation Protected Securities Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Class N
Global Bond Fund	$380,601	$219,610	$2,907
Inflation Protected Securities Fund	25,871	993	895

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2019, none of the Funds had borrowings under this agreement.

9.  Concentration of Risk. Certain Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

10.  Interest Expense. The Funds incur interest expense on cash overdrafts and foreign currency debit balances held at the custodian bank. Interest expense incurred for the year ended September 30, 2019 is reflected on the Statements of Operations.

11.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6f)	Total Percentage of Ownership
Fixed Income Fund	4	30.14%	—	30.14%
Global Bond Fund	2	28.35%	—	28.35%
Inflation Protected Securities Fund	1	15.87%	44.57%	60.44%
Institutional High Income Fund	3	37.27%	14.66%	51.93%
Investment Grade Fixed Income Fund	8	58.31%	—	58.31%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements – continued

September 30, 2019

12.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Fixed Income Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,176,253	$41,541,043	3,212,232	$43,221,745
Issued in connection with the reinvestment of distributions	3,432,838	42,326,890	4,118,968	54,741,088
Redeemed	(13,399,912)	(174,232,222)	(21,294,674)	(285,060,909)

Net change	(6,790,821)	$(90,364,289)	(13,963,474)	$(187,098,076)

Decrease from capital share transactions	(6,790,821)	$(90,364,289)	(13,963,474)	$(187,098,076)

	Global Bond Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,226,387	$52,953,887	7,274,530	$120,605,569
Issued in connection with the reinvestment of distributions	149,219	2,377,054	58,519	967,912
Redeemed	(10,504,657)	(171,704,843)	(10,311,272)	(171,172,535)

Net change	(7,129,051)	$(116,373,902)	(2,978,223)	$(49,599,054)

Retail Class
Issued from the sale of shares	1,121,678	$18,246,576	2,760,720	$45,165,806
Issued in connection with the reinvestment of distributions	52,412	821,302	37,470	609,258
Redeemed	(4,382,868)	(70,560,176)	(4,982,912)	(80,673,153)

Net change	(3,208,778)	$(51,492,298)	(2,184,722)	$(34,898,089)

Class N
Issued from the sale of shares	2,749,713	$45,412,287	4,661,298	$77,730,955
Issued in connection with the reinvestment of distributions	114,580	1,829,843	31,377	520,238
Redeemed	(5,536,193)	(91,413,779)	(3,153,532)	(52,501,920)

Net change	(2,671,900)	$(44,171,649)	1,539,143	$25,749,273

Decrease from capital share transactions	(13,009,729)	$(212,037,849)	(3,623,802)	$(58,747,870)

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Notes to Financial Statements – continued

September 30, 2019

	Inflation Protected Securities Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	460,302	$4,704,593	657,843	$6,815,816
Issued in connection with the reinvestment of distributions	48,376	502,779	79,549	815,033
Redeemed	(794,259)	(8,132,100)	(769,761)	(7,958,282)

Net change	(285,581)	$(2,924,728)	(32,369)	$(327,433)

Retail Class
Issued from the sale of shares	35,398	$364,690	10,703	$110,116
Issued in connection with the reinvestment of distributions	1,664	17,313	2,922	29,917
Redeemed	(30,929)	(313,268)	(28,128)	(289,818)

Net change	6,133	$68,735	(14,503)	$(149,785)

Class N
Issued from the sale of shares	97,933	$1,010,452	154,541	$1,598,160
Issued in connection with the reinvestment of distributions	3,401	35,387	4,963	50,831
Redeemed	(101,642)	(1,046,710)	(119,962)	(1,235,810)

Net change	(308)	$(871)	39,542	$413,181

Decrease from capital share transactions	(279,756)	$(2,856,864)	(7,330)	$(64,037)

	Institutional High Income Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,868,671	$58,735,035	3,710,173	$25,135,649
Issued in connection with the reinvestment of distributions	7,226,648	44,516,153	5,624,205	37,682,171
Redeemed	(24,694,958)	(158,695,796)	(16,116,574)	(108,034,605)

Net change	(8,599,639)	$(55,444,608)	(6,782,196)	$(45,216,785)

Decrease from capital share transactions	(8,599,639)	$(55,444,608)	(6,782,196)	$(45,216,785)

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,715,904	$44,596,334	1,139,163	$13,941,000
Issued in connection with the reinvestment of distributions	744,228	8,846,688	925,987	11,287,409
Redeemed	(3,321,935)	(39,589,135)	(6,251,753)	(75,774,653)
Redeemed in-kind (Note 13)	—	—	(6,616,044)	(80,054,135)

Net change	1,138,197	$13,853,887	(10,802,647)	$(130,600,379)

Increase (decrease) from capital share transactions	1,138,197	$13,853,887	(10,802,647)	$(130,600,379)

13.  Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. For the year ended September 30, 2018, Investment Grade Fixed Income Fund participated in a redemption in-kind transaction. For the year ended September 30, 2019 none of the Funds participated in redemption in-kind transactions.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund and Loomis Sayles Investment Grade Fixed Income Fund (five of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2019, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Fixed Income	4.73%
Inflation Protected Securities	1.18%
Institutional High Income	6.66%
Investment Grade Fixed Income	13.26%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2019, unless subsequently determined to be different.

Fund	Amount
Fixed Income	$6,273,120
Global Bond	3,049,750
Institutional High Income	7,881,060
Investment Grade Fixed Income	4,090,610

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Fixed Income
Inflation Protected Securities
Institutional High Income
Investment Grade Fixed Income

Foreign Tax Credit. For the year ended September 30, 2019, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
Global Bond	$60,642	$15,014,562

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust)”. Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

Annual Report

September 30, 2019

Portfolio Review	1

Portfolio of Investments	9

Financial Statements	35

Notes to Financial Statements	39

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-633-3330. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/loomissayles.

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Managers	Symbol

Matthew J. Eagan, CFA®	Institutional Class	LSIOX

Daniel J. Fuss, CFA®, CIC

Brian P. Kennedy

Elaine M. Stokes

Todd P. Vandam, CFA®

Investment Objective

The Fund’s investment objective is high current income. Capital appreciation is the Fund’s secondary objective.

Market Conditions

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

Investment grade corporates generated robust returns and finished the period as the top performing major fixed income category. In addition to benefiting from the rally in rate-sensitive assets, IG corporates were boosted by both positive earnings trends and healthy investor risk appetites.

High yield bonds posted a gain but lagged most other fixed income categories. The bulk of the shortfall occurred in December, when stocks and other higher-risk assets sold off sharply. While high yield issues rebounded over the following nine months as investor sentiment improved, the category could not recover from its earlier underperformance.

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasuries and investment grade corporates. Commercial mortgage-backed securities delivered the largest gains, followed by mortgage-backed securities and asset-backed securities, respectively.

Performance Results

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles High Income Opportunities Fund returned 5.14% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 6.36%.

Explanation of Fund Performance

The Fund’s allocation to convertible securities limited performance for the 12 months, primarily due to holdings of energy names that were negatively affected by softening demand and increasing supply. High yield and equity holdings in the energy sector also hampered returns due to the downturn in oil prices. While the Fund’s allocation to US Treasuries contributed to returns on an absolute basis, it weighed on return relative to the benchmark as higher-yielding holdings outperformed.

The Fund’s allocation to investment grade corporate credit contributed positively to performance, aided by security selection in banking, communications and basic industry names. The allocation to high yield corporate credit also had a positive impact on performance during the 12 months. Within high yield, select exposure to cable satellite and finance companies produced the best results. Finally, exposure to securitized assets generated positive returns during the period, led by security selection within non-agency commercial mortgage-backed securities (CMBS).

Outlook

Recent market volatility and macro developments have confirmed our view that we are in a late cycle environment. We have become more cautious based on the high degree of uncertainty associated with the outlook for trade; we believe there is still potential for a deal but with reduced conviction. Weak global manufacturing demand has persisted longer than expected, and this has the potential to further weaken business and consumer sentiment. We expect the US economy to weather this manufacturing slowdown without recession. However, it is likely that more policy easing will be needed to avoid a near-term downturn with the trade dispute showing the potential for rapid escalation. The Fund’s portfolio reflects a cautious view, and we expect the above factors will be the primary issues driving risk profiles in the financial markets. As we gain clarity on the macro risk factors, we will seek to invest opportunistically where we feel the market may be mispricing risk in credit, currency or rates.

In our view, it is possible the Fed overtightened in 2018 while fiscal stimulus and corporate tax cuts were temporarily boosting economic activity. We don’t believe that yield curve inversion is entirely indicative of an imminent recession, and there can be significant lag time between inversion and the start of a recession. Risk assets can still perform well while yield curves are inverted, which supports continued investment in credit. However, security selection is critical. With the recent policy pivot and acknowledgment of a global slowdown by the Fed and other global central banks, the direction of rates in the near term appears to be more neutral. Additionally, further central bank cuts should support extension of the credit cycle.1

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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The current shift in US monetary policy has not translated to a materially weaker US dollar. This, combined with slower global growth and trade conflict, leaves us with a cautious view on markets outside of the US. We are being patient and highly selective within our allocation to emerging market debt.

We believe there are still opportunities in the credit markets, given the positive technical backdrop including flat to negative net issuance and solid retail inflows driven by negative global yields, along with expectations for slower but non-recessionary US economic growth. We are finding value in select areas of the market, while maintaining a higher credit quality bias and increased emphasis on sectors with more defensive characteristics and positive secular trends including healthcare, communications, technology and media. These are industries that should hold up well even in a downturn. The upside potential for the credit markets, given current valuations, is largely dependent on global profit growth and capital expenditures helping to extend this stage of the cycle. The key risk to markets, in our view, centers on the overhang from macro uncertainty with potential for contagion across sectors.

Consistent with our process, we use periods of market volatility to invest where there has been significant dislocation at the sector or security level and valuations show a disconnect from the underlying fundamentals. We have maintained sufficient liquidity in our portfolios to be positioned to invest opportunistically as these situations arise.

Hypothetical Growth of $10,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 2019

Average Annual Total Returns — September 30, 2019

				Expense Ratios[2]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class (Inception 4/12/04)	5.14%	5.33%	8.44%	0.00%	0.00%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[1]	6.36	5.37	7.94

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Barclays U.S. Universal and Global High-Yield Indices.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or Natixis Advisors, L.P.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Managers	Symbol

Ian Anderson	Institutional Class	LSSAX

Alessandro Pagani, CFA®

Clifton V. Rowe, CFA®

Investment Objective

The Fund’s investment objective is to seek a high level of current income consistent with capital preservation.

Market Conditions

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 32.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

These circumstances helped fuel gains for US Treasuries, with longer-term issues registering the largest advance. The yield on the benchmark 10-year Treasury note, after reaching a peak of 3.23% in October 2018, fell to 1.47% in early September — near its lowest level of the past decade. (Prices and yields move in opposite directions.)

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasuries and investment grade corporates. Commercial mortgage-backed securities (CMBS) delivered the largest gains, followed by mortgage-backed securities (MBS) and asset-backed securities (ABS), respectively.

Performance Results

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Securitized Asset Fund returned 8.97% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Securitized Bond Index, which returned 7.93%.

Explanation of Fund Performance

The Fund’s positioning with respect to agency collateralized mortgage obligations (CMOs) was the largest positive contributor to relative performance. Holdings of agency CMBS also contributed significantly to relative return, with exposure to interest only derivatives driving the outperformance. The Fund’s positioning with respect to residential mortgage-backed securities (RMBS) contributed to relative performance for the period, primarily due to exposure to re-performing loans and single-family rental loans.

The Fund’s holdings of agency pass-through MBS detracted from relative return, with exposure to TBA (to be announced) securities, which are forward-settling mortgage-backed securities issued by Freddie Mac, Fannie Mae, and Ginnie Mae, that were driving the underperformance.

Outlook

We are overweight in MBS versus Treasuries. Duration hedged carry remains attractive and convexity risks remain low, as the Bloomberg Barclays Securitized Index has contracted significantly in duration. While prepayments have increased on newly originated collateral, they have remained relatively low on the index, as most of the universe is concentrated in seasoned lower coupons. We believe that the 10-year Treasury would have to be below ~1.5% for a sustained period of time for our outlook on prepayments to change. MBS continues to trade at or near its 2-year wides in spread terms. In our base case we do not expect significant spread widening. Carry is currently +80 bps versus forwards (i.e. ZV spread). We believe that MBS could withstand a 20bp Treasury widening over a 1 year horizon before exhibiting negative excess returns.

Consumer ABS fundamentals remain stable supported by low levels of unemployment, rising wages and tight underwriting standards. We continue to watch closely for any signs of unexpected pressure on the consumer from changes in the US economy. In Q3 2019, Consumer ABS spreads were slightly wider on strong supply as issuers take advantage of the rate rally and lock in low borrowing costs. The sector stills offers comparable carry to corporates but with shorter spread duration, lower volatility and solid fundamentals, making it an attractive investment. The commercial sector continues to show divergence from the consumer sector, particularly in the transportation and manufacturing sectors. Airline profitability remains challenged by higher unit costs and slowing global passenger growth, despite favorable long-term trends. On-the-run Whole Business ABS continue to look attractive relative to comparable corporate bonds while we are cautious on off-the-run names that are testing the market’s appetite with new asset classes and higher leverage. Select equipment ABS also offer incremental spread pickup over consumer ABS while offering better liquidity than other commercial ABS assets.

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Commercial real estate (CRE) fundamentals are late cycle but remain positive. Like much of the economy, the sector is in a ‘growth recession’ with appreciation and income growth both positive but slowing. Valuations are high vs history, but supported by past income growth, a strong mortgage market and an estimated $350 billion of committed capital. Construction is limited and demand for space is supported by job creation. Net operating Income growth of 4% this year, should support 1%-4% price appreciation, but performance is expected to vary across markets and property types. If the US economy avoids recession and interest rates remain low, the next CRE expansion could start in 2020 (with some sub-market exceptions). CMBS retains an attractive carry relative to corporate bonds. We expect spreads to follow corporates but with less volatility, but heavy new issuance could pressure spreads during in the fourth quarter of 2019. The credit curve will continue to be pressured by low yields (traditional AAA buyers are reaching for yield in AA and A rated bonds and bids remain aggressive for BBB and lower rated bonds).

US house prices rose 5% in 2018 and we expect 3% appreciation in 2019. Higher rates and affordability constraints will conspire to slow growth in the housing sector, and additional underperformance will continue to manifest itself in geographies that have witnessed substantial appreciation in recent years. On a national basis, however, strong demographic demand and persistent lack of supply will continue to support prices. Credit fundamentals continue to be good: Pre-crisis loans are curing and new mortgages show excellent underwriting quality and low delinquencies. In securities, our outlook is generally positive. We have performed in line with broader risk assets, in most cases with substantially less volatility. We continue to find opportunity in pockets of the market that have lagged.

Hypothetical Growth of $10,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 2019

Average Annual Total Returns — September 30, 2019

				Expense Ratios[2]
	1 Year	5 Years	10 Years	Gross	Net

Institutional Class (Inception 3/2/06)	8.97%	3.79%	5.45%	0.00%	0.00%

Comparative Performance
Bloomberg Barclays U.S. Securitized Bond Index[1]	7.93	2.84	3.33

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible), and fixed-rate mortgage-backed securities.

[2]	The amount shown under Gross and Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund. All fees are paid by investors indirectly through separately negotiated advisory relationships with the Fund’s Adviser or through “wrap fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Fund, Loomis Sayles or Natixis Advisors, L.P.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by calling Loomis Sayles at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

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UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Advisors, L.P. (“Natixis Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2019 through September 30, 2019.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,025.70	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

* Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,039.70	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.07	$0.00

* Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, a graph showing each Fund’s performance against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2019. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. The Trustees also considered that the Funds are generally only available to institutional clients of Loomis Sayles and participants in certain “wrap programs.”

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that through December 31, 2018, each Fund’s one-, three- and five-year performance, as applicable, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles High Income Opportunities Fund	32%	14%	3%
Loomis Sayles Securitized Asset Fund	1%	14%	4%

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The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services. The Adviser also bears most of the Funds’ expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements that each Fund’s advisory fee of 0% was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and each Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2020.

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Portfolio of Investments – as of September 30, 2019

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 88.2% of Net Assets

Non-Convertible Bonds – 82.2%

	ABS Home Equity – 0.4%
$175,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	$190,182
33,973	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	35,821
34,129	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	34,304
142,849	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 2.387%, 9/19/2045(a)	117,776
125,000	Home Partners of America Trust, Series 2016-2, Class E, 1-month LIBOR + 3.780%, 5.805%, 10/17/2033, 144A(a)	125,000
225,000	Home Partners of America Trust, Series 2016-2, Class F, 1-month LIBOR + 4.700%, 6.725%, 10/17/2033, 144A(a)	224,684

		727,767

	Aerospace & Defense – 1.4%
480,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	479,400
606,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	668,236
170,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	200,600
1,045,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	1,122,069

		2,470,305

	Airlines – 0.8%
959,361	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025	958,497
485,000	Latam Finance Ltd., 7.000%, 3/01/2026, 144A	516,530

		1,475,027

	Automotive – 1.6%
450,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	459,844
550,000	Allison Transmission, Inc., 5.875%, 6/01/2029, 144A	596,750
225,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	229,691
845,000	Delphi Technologies PLC, 5.000%, 10/01/2025, 144A	747,825
65,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	65,800
60,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	60,750
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	344,000

	Automotive – continued
335,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	310,712

		2,815,372

	Banking – 4.2%
20,000	Ally Financial, Inc., 4.125%, 2/13/2022	20,450
1,910,000	Ally Financial, Inc., 4.625%, 3/30/2025	2,055,637
980,000	Ally Financial, Inc., 5.125%, 9/30/2024	1,070,650
95,000	CIT Group, Inc., 4.125%, 3/09/2021	96,662
740,000	CIT Group, Inc., 5.000%, 8/01/2023	788,100
1,125,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	1,311,851
460,000	Danske Bank A/S, 5.000%, 1/12/2022, 144A	483,621
375,000	Danske Bank A/S, 5.375%, 1/12/2024, 144A	411,912
340,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	307,829
815,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	838,668

		7,385,380

	Brokerage – 0.1%
140,000	Jefferies Group LLC, 6.250%, 1/15/2036	161,333

	Building Materials – 1.7%
125,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	125,937
300,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	308,613
300,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	325,128
405,000	James Hardie International Finance Ltd., 4.750%, 1/15/2025, 144A	417,150
400,000	James Hardie International Finance Ltd., 5.000%, 1/15/2028, 144A	415,000
105,000	JELD-WEN, Inc., 4.625%, 12/15/2025, 144A	105,397
130,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	128,700
340,000	Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 7/15/2023	345,950
680,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	707,200

		2,879,075

	Cable Satellite – 7.4%
400,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	406,500
1,905,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	1,976,437
255,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	271,575
91,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	93,048

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Cable Satellite – continued
$575,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	$608,062
1,765,000	CSC Holdings LLC, 5.500%, 4/15/2027, 144A	1,866,293
710,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	789,147
45,000	CSC Holdings LLC, 6.750%, 11/15/2021	48,488
410,000	DISH DBS Corp., 7.750%, 7/01/2026	417,175
275,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	283,938
1,600,000	Telenet Finance Luxembourg Notes S.a.r.l., 5.500%, 3/01/2028, 144A	1,634,864
875,000	Virgin Media Secured Finance PLC, 5.250%, 1/15/2026, 144A	898,021
630,000	Virgin Media Secured Finance PLC, 5.500%, 5/15/2029, 144A	657,562
565,000	Ziggo Bond Co. BV, 5.875%, 1/15/2025, 144A	580,538
2,305,000	Ziggo BV, 5.500%, 1/15/2027, 144A	2,402,271

		12,933,919

	Chemicals – 0.5%
805,000	Hercules LLC, 6.500%, 6/30/2029	861,350

	Construction Machinery – 0.8%
200,000	Ashtead Capital, Inc., 4.125%, 8/15/2025, 144A	203,500
115,000	United Rentals North America, Inc., 4.625%, 7/15/2023	117,542
490,000	United Rentals North America, Inc., 4.625%, 10/15/2025	500,039
285,000	United Rentals North America, Inc., 5.875%, 9/15/2026	303,895
230,000	United Rentals North America, Inc., 6.500%, 12/15/2026	250,585

		1,375,561

	Consumer Cyclical Services – 1.3%
190,000	IHS Markit Ltd., 4.000%, 3/01/2026, 144A	200,070
295,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	330,400
730,000	Uber Technologies, Inc., 7.500%, 11/01/2023, 144A	735,475
925,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	922,688

		2,188,633

	Electric – 2.3%
695,000	AES Corp. (The), 4.000%, 3/15/2021	708,031
340,000	AES Corp. (The), 4.500%, 3/15/2023	347,650
90,000	AES Corp. (The), 5.125%, 9/01/2027	95,625
652,000	AES Corp. (The), 5.500%, 4/15/2025	677,161
220,000	AES Corp. (The), 6.000%, 5/15/2026	233,475
925,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,083,406

	Electric – continued
765,000	Vistra Operations Co. LLC, 5.500%, 9/01/2026, 144A	800,343

		3,945,691

	Finance Companies – 3.7%
535,000	Aircastle Ltd., 4.125%, 5/01/2024	557,380
410,000	Aircastle Ltd., 5.500%, 2/15/2022	436,263
340,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	347,650
435,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	441,895
245,000	Navient Corp., 5.500%, 1/25/2023	252,962
980,000	Navient Corp., 6.500%, 6/15/2022	1,043,700
245,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	238,263
785,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	810,120
1,155,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	1,191,094
150,000	Springleaf Finance Corp., 6.875%, 3/15/2025	165,281
560,000	Springleaf Finance Corp., 7.125%, 3/15/2026	621,222
99,000	Stearns Holdings LLC, 9.375%, 8/15/2020, 144A(b)(c)(d)(e)	35,640
320,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	330,566

		6,472,036

	Financial Other – 1.5%
840,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024, 144A	839,160
645,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	651,853
220,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 2/01/2022	225,720
520,000	Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023, 144A	542,100
270,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	287,550

		2,546,383

	Food & Beverage – 2.3%
350,000	B&G Foods, Inc., 5.250%, 4/01/2025	357,437
285,000	BRF S.A., 4.875%, 1/24/2030, 144A	281,437
225,000	JBS USA LUX S.A./JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	234,410
315,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	333,894
65,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 6.500%, 4/15/2029, 144A	72,149
350,000	MARB BondCo PLC, 6.875%, 1/19/2025, 144A	365,925
335,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	351,331

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2019

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Food & Beverage – continued
$260,000	Performance Food Group, Inc., 5.500%, 10/15/2027, 144A	$273,650
240,000	Pilgrim’s Pride Corp., 5.750%, 3/15/2025, 144A	248,400
440,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	472,560
635,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	673,227
420,000	Sigma Holdco BV, 7.875%, 5/15/2026, 144A	418,950

		4,083,370

	Gaming – 1.8%
150,000	Boyd Gaming Corp., 6.375%, 4/01/2026	159,000
80,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	87,989
610,000	International Game Technology PLC, 6.250%, 2/15/2022, 144A	643,713
200,000	Melco Resorts Finance Ltd., 5.625%, 7/17/2027, 144A	207,544
165,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.500%, 1/15/2028	171,188
360,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.750%, 2/01/2027, 144A	404,208
1,145,000	MGM Resorts International, 6.000%, 3/15/2023	1,261,446
240,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029, 144A	251,496

		3,186,584

	Government Owned – No Guarantee – 0.7%
475,000	Petrobras Global Finance BV, 5.750%, 2/01/2029	523,868
260,000	Petrobras Global Finance BV, 6.900%, 3/19/2049	298,220
640,000	YPF S.A., 6.950%, 7/21/2027, 144A	488,608

		1,310,696

	Health Insurance – 0.6%
320,000	Centene Corp., 4.750%, 1/15/2025	328,480
780,000	MPH Acquisition Holdings LLC, 7.125%, 6/01/2024, 144A	718,575

		1,047,055

	Healthcare – 4.5%
580,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	576,143
390,000	Encompass Health Corp., 4.500%, 2/01/2028	394,290
415,000	Encompass Health Corp., 4.750%, 2/01/2030	419,316
895,000	HCA Healthcare, Inc., 6.250%, 2/15/2021	937,154
115,000	HCA, Inc., 5.250%, 4/15/2025	127,907
655,000	HCA, Inc., 5.375%, 2/01/2025	715,587

	Healthcare – continued
430,000	HCA, Inc., 7.050%, 12/01/2027	503,100
35,000	HCA, Inc., 7.500%, 12/15/2023	39,638
790,000	HCA, Inc., 7.500%, 11/06/2033	948,000
40,000	HCA, Inc., 7.690%, 6/15/2025	48,100
40,000	HCA, Inc., 8.360%, 4/15/2024	47,609
205,000	HCA, Inc., MTN, 7.580%, 9/15/2025	241,900
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	23,400
105,000	Hill Rom Holdings, Inc., 4.375%, 9/15/2027, 144A	107,347
215,000	Hologic, Inc., 4.375%, 10/15/2025, 144A	220,375
250,000	Hologic, Inc., 4.625%, 2/01/2028, 144A	259,063
330,000	IQVIA, Inc., 5.000%, 10/15/2026, 144A	345,675
1,330,000	Polaris Intermediate Corp., 8.500% PIK or 8.500% Cash, 12/01/2022, 144A(f)	1,130,500
670,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	679,246

		7,764,350

	Home Construction – 1.8%
460,000	Lennar Corp., 4.500%, 4/30/2024	484,610
385,000	Lennar Corp., 4.750%, 11/15/2022	404,731
690,000	Lennar Corp., 5.000%, 6/15/2027	738,300
720,000	PulteGroup, Inc., 6.000%, 2/15/2035	766,800
495,000	PulteGroup, Inc., 6.375%, 5/15/2033	547,767
205,000	Taylor Morrison Communities, Inc., 5.750%, 1/15/2028, 144A	222,425

		3,164,633

	Independent Energy – 5.2%
1,095,000	Aker BP ASA, 5.875%, 3/31/2025, 144A	1,151,141
265,000	Aker BP ASA, 6.000%, 7/01/2022, 144A	273,612
805,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	740,600
1,115,000	Bruin E&P Partners LLC, 8.875%, 8/01/2023, 144A	833,462
68,000	California Resources Corp., 5.500%, 9/15/2021	33,490
33,000	California Resources Corp., 6.000%, 11/15/2024	12,524
985,000	California Resources Corp., 8.000%, 12/15/2022, 144A	487,575
450,000	Centennial Resource Production LLC, 6.875%, 4/01/2027, 144A	448,875
410,000	Denbury Resources, Inc., 7.750%, 2/15/2024, 144A	316,725
495,000	Gulfport Energy Corp., 6.000%, 10/15/2024	358,058
480,000	Gulfport Energy Corp., 6.375%, 5/15/2025	340,800
290,000	Gulfport Energy Corp., 6.375%, 1/15/2026	203,000
462,000	Halcon Resources Corp., 6.750%, 2/15/2025(b)(e)(g)	44,879
725,000	Montage Resources Corp., 8.875%, 7/15/2023	554,625
399,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	372,067

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$175,000	PDC Energy, Inc., 5.750%, 5/15/2026	$172,393
70,000	PDC Energy, Inc., 6.125%, 9/15/2024	69,825
550,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	544,500
140,000	Seven Generations Energy Ltd., 6.875%, 6/30/2023, 144A	143,150
280,000	SM Energy Co., 5.000%, 1/15/2024	251,300
230,000	SM Energy Co., 5.625%, 6/01/2025	197,179
128,000	SM Energy Co., 6.125%, 11/15/2022	122,669
100,000	SM Energy Co., 6.625%, 1/15/2027	86,250
75,000	SM Energy Co., 6.750%, 9/15/2026	65,625
420,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	196,350
660,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	630,320
95,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	73,415
565,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	381,375

		9,105,784

	Industrial Other – 0.1%
150,000	Installed Building Products, Inc., 5.750%, 2/01/2028, 144A	154,688

	Life Insurance – 0.5%
745,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	800,726

	Local Authorities – 0.1%
260,000	Provincia de Buenos Aires, 6.500%, 2/15/2023, 144A(e)(g)	91,000
185,000	Provincia de Buenos Aires, 7.875%, 6/15/2027, 144A	66,600

		157,600

	Lodging – 1.5%
115,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024	117,156
595,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.625%, 4/01/2025	612,850
450,000	Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028, 144A	454,500
460,000	Marriott Ownership Resorts, Inc./ILG LLC, 5.625%, 4/15/2023	473,294
205,000	Marriott Ownership Resorts, Inc./ILG LLC, 6.500%, 9/15/2026	220,888
665,000	Wyndham Destinations, Inc., 5.625%, 3/01/2021	687,444

		2,566,132

	Media Entertainment – 3.6%
660,000	AMC Networks, Inc., 4.750%, 12/15/2022	669,280
25,000	AMC Networks, Inc., 5.000%, 4/01/2024	25,751
1,280,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026, 144A	1,328,000

	Media Entertainment – continued
335,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027, 144A	347,563
440,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	475,332
670,000	Meredith Corp., 6.875%, 2/01/2026	680,887
710,000	Netflix, Inc., 4.875%, 4/15/2028	722,389
415,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	432,637
115,000	Nexstar Escrow, Inc., 5.625%, 7/15/2027, 144A	120,463
880,000	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 4/15/2022, 144A	882,464
50,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.000%, 8/15/2027, 144A	52,480
485,000	Tegna, Inc., 5.000%, 9/15/2029, 144A	491,727

		6,228,973

	Metals & Mining – 2.6%
545,000	Commercial Metals Co., 4.875%, 5/15/2023	565,437
460,000	First Quantum Minerals Ltd., 6.500%, 3/01/2024, 144A	438,725
835,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	795,337
355,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	351,603
400,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	394,000
400,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	393,000
365,000	FMG Resources (August 2006) Pty Ltd., 5.125%, 5/15/2024, 144A	379,600
465,000	Mineral Resources Ltd., 8.125%, 5/01/2027, 144A	478,625
730,000	Steel Dynamics, Inc., 5.500%, 10/01/2024	749,199

		4,545,526

	Midstream – 3.0%
875,000	Energy Transfer Operating LP, Series A, (fixed rate to 2/15/2023, variable rate thereafter), 6.250%(h)	811,562
785,000	EnLink Midstream Partners LP, 4.850%, 7/15/2026	745,750
90,000	EnLink Midstream Partners LP, 5.050%, 4/01/2045	72,000
490,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	399,350
250,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	204,375
1,020,000	Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625%, 2/15/2026, 144A	1,065,900
115,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	109,538
375,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	381,562
125,000	NGPL PipeCo LLC, 4.375%, 8/15/2022, 144A	129,576

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2019

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Midstream – continued
$540,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	$578,829
50,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	50,375
670,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	675,862

		5,224,679

	Non-Agency Commercial Mortgage-Backed Securities – 1.0%
100,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 5.528%, 11/15/2031, 144A(a)(e)(g)	99,782
180,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 6.528%, 11/15/2031, 144A(a)(e)(g)	179,416
795,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A	763,160
320,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.250%, 5.278%, 11/15/2027, 144A(a)(e)(g)	277,220
350,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.150%, 6.178%, 11/15/2027, 144A(a)(e)(g)	272,398
100,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.969%, 6/15/2045, 144A(d)(i)	89,787

		1,681,763

	Oil Field Services – 1.7%
1,045,000	McDermott Technology Americas, Inc./McDermott Technology U.S., Inc., 10.625%, 5/01/2024, 144A(e)(g)	240,350
90,000	Noble Holding International Ltd., 5.250%, 3/15/2042	37,115
1,210,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	1,028,500
565,150	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	566,563
22,250	Transocean Pontus Ltd., 6.125%, 8/01/2025, 144A	22,584
165,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	167,475
700,000	Transocean Sentry Ltd., 5.375%, 5/15/2023, 144A	699,125
135,000	Transocean, Inc., 7.500%, 1/15/2026, 144A	120,150

		2,881,862

	Packaging – 0.8%
330,000	ARD Finance S.A., 7.875% PIK or 7.125% Cash, 9/15/2023(f)	339,900

	Packaging – continued
345,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	353,194
475,000	Berry Global, Inc., 4.500%, 2/15/2026, 144A	468,468
275,000	Crown Americas LLC/Crown Americas Capital Corp., 4.750%, 2/01/2026	287,719

		1,449,281

	Pharmaceuticals – 2.7%
20,000	Bausch Health Cos., Inc., 5.500%, 3/01/2023, 144A	20,250
247,000	Bausch Health Cos., Inc., 5.875%, 5/15/2023, 144A	250,087
305,000	Bausch Health Cos., Inc., 6.125%, 4/15/2025, 144A	316,056
240,000	Bausch Health Cos., Inc., 9.000%, 12/15/2025, 144A	269,400
225,000	Catalent Pharma Solutions, Inc., 4.875%, 1/15/2026, 144A	231,469
605,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.000%, 2/01/2025, 144A	356,950
480,000	Mylan NV, 5.250%, 6/15/2046	511,445
80,000	Mylan, Inc., 5.200%, 4/15/2048	84,688
165,000	Mylan, Inc., 5.400%, 11/29/2043	173,592
235,000	Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/2022	201,513
815,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	658,227
2,500,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	1,568,750

		4,642,427

	Property & Casualty Insurance – 0.5%
880,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	849,200

	Refining – 0.6%
540,000	Parkland Fuel Corp., 5.875%, 7/15/2027, 144A	566,627
495,000	Parkland Fuel Corp., 6.000%, 4/01/2026, 144A	522,844

		1,089,471

	REITs – Diversified – 0.3%
65,000	iStar, Inc., 4.625%, 9/15/2020	65,792
220,000	iStar, Inc., 5.250%, 9/15/2022	224,675
245,000	iStar, Inc., 6.500%, 7/01/2021	249,165

		539,632

	REITs – Hotels – 0.7%
380,000	Service Properties Trust, 4.750%, 10/01/2026	382,208
770,000	Service Properties Trust, 4.350%, 10/01/2024	779,483

		1,161,691

	REITs – Mortgage – 0.7%
645,000	Starwood Property Trust, Inc., 3.625%, 2/01/2021	647,419

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	REITs – Mortgage – continued
$610,000	Starwood Property Trust, Inc., 4.750%, 3/15/2025	$630,923

		1,278,342

	REITs – Regional Malls – 1.0%
1,620,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.750%, 5/15/2026, 144A	1,692,900

	Restaurants – 0.8%
380,000	1011778 B.C. ULC/New Red Finance, Inc., 3.875%, 1/15/2028, 144A	382,417
855,000	1011778 B.C. ULC/New Red Finance, Inc., 5.000%, 10/15/2025, 144A	884,113
125,000	Yum Brands, Inc., 4.750%, 1/15/2030, 144A	129,082

		1,395,612

	Retailers – 1.8%
685,000	Asbury Automotive Group, Inc., 6.000%, 12/15/2024	708,975
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	527,842
170,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	171,700
535,000	Group 1 Automotive, Inc., 5.250%, 12/15/2023, 144A	549,712
545,000	Hanesbrands, Inc., 4.875%, 5/15/2026, 144A	575,792
400,000	J.C. Penney Corp., Inc., 5.875%, 7/01/2023, 144A	344,000
115,000	Murphy Oil USA, Inc., 4.750%, 9/15/2029	117,588
135,000	William Carter Co. (The), 5.625%, 3/15/2027, 144A	144,450

		3,140,059

	Technology – 5.2%
135,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	140,400
125,000	CDK Global, Inc., 5.250%, 5/15/2029, 144A	129,375
665,000	CDW LLC/CDM Finance Corp., 4.250%, 4/01/2028	678,367
895,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	738,375
115,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	104,075
97,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	97,029
545,000	CommScope, Inc., 5.500%, 3/01/2024, 144A	560,669
455,000	Dell International LLC/EMC Corp., 4.900%, 10/01/2026, 144A	487,716
315,000	Dell International LLC/EMC Corp., 6.020%, 6/15/2026, 144A	354,242
645,000	Dun & Bradstreet Corp. (The), 6.875%, 8/15/2026, 144A	703,050
140,000	Equinix, Inc., 5.375%, 4/01/2023	143,108

	Technology – continued
1,680,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	1,705,704
695,000	NXP BV/NXP Funding LLC, 3.875%, 9/01/2022, 144A	717,244
315,000	Open Text Corp., 5.625%, 1/15/2023, 144A	322,481
20,000	Open Text Corp., 5.875%, 6/01/2026, 144A	21,354
575,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	590,813
235,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	239,700
630,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	658,366
710,000	Western Digital Corp., 4.750%, 2/15/2026	730,412

		9,122,480

	Transportation Services – 0.1%
185,000	APL Ltd., 8.000%, 1/15/2024(e)(g)	159,119

	Treasuries – 2.5%
2,010,000	U.S. Treasury Note, 2.000%, 1/31/2020	2,010,550
800,000	U.S. Treasury Note, 2.625%, 7/31/2020	804,969
1,585,000	U.S. Treasury Note, 2.750%, 11/30/2020	1,602,026

		4,417,545

	Wireless – 3.3%
1,070,000	Altice Luxembourg S.A., 10.500%, 5/15/2027, 144A	1,205,890
200,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	208,520
200,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	218,422
80,000	Nokia Oyj, 3.375%, 6/12/2022	81,186
700,000	Nokia Oyj, 4.375%, 6/12/2027	731,500
520,000	Sprint Capital Corp., 6.875%, 11/15/2028	566,904
120,000	Sprint Capital Corp., 8.750%, 3/15/2032	148,014
955,000	Sprint Corp., 7.125%, 6/15/2024	1,029,299
1,205,000	Sprint Corp., 7.250%, 9/15/2021	1,285,855
175,000	Sprint Corp., 7.875%, 9/15/2023	192,231
125,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	128,663

		5,796,484

	Wirelines – 2.5%
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	208,023
590,000	Frontier Communications Corp., 8.000%, 4/01/2027, 144A	623,040
840,000	Frontier Communications Corp., 8.500%, 4/01/2026, 144A	839,916
845,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	852,647
155,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	180,577

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2019

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$1,330,000	Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/2025, 144A	$1,353,275
390,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A(b)	215,475

		4,272,953

	Total Non-Convertible Bonds

	(Identified Cost $141,569,426)	143,149,449

Convertible Bonds – 6.0%

	Cable Satellite – 1.0%
1,360,000	DISH Network Corp., 2.375%, 3/15/2024	1,195,065
690,000	DISH Network Corp., 3.375%, 8/15/2026	632,182

		1,827,247

	Diversified Manufacturing – 0.4%
820,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	777,857

	Independent Energy – 0.6%
805,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	480,987
325,000	PDC Energy, Inc., 1.125%, 9/15/2021	299,518
235,000	SM Energy Co., 1.500%, 7/01/2021	211,952
69,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	67,293

		1,059,750

	Oil Field Services – 0.5%
725,000	Nabors Industries, Inc., 0.750%, 1/15/2024	463,565
390,000	Oil States International, Inc., 1.500%, 2/15/2023	325,845

		789,410

	Pharmaceuticals – 1.7%
1,450,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	1,425,345
430,000	Dermira, Inc., 3.000%, 5/15/2022	361,469
430,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024	385,050
365,000	Intercept Pharmaceuticals, Inc., 3.250%, 7/01/2023	313,900
385,000	PTC Therapeutics, Inc., 3.000%, 8/15/2022	398,458

		2,884,222

	Technology – 1.8%
645,000	Avaya Holdings Corp., 2.250%, 6/15/2023	548,173
700,000	CalAmp Corp., 2.000%, 8/01/2025	569,975
410,000	Evolent Health, Inc., 2.000%, 12/01/2021	359,006
605,000	Nuance Communications, Inc., 1.000%, 12/15/2035	572,893

	Technology – continued
245,000	Nuance Communications, Inc., 1.250%, 4/01/2025	242,606
200,000	Palo Alto Networks, Inc., 0.750%, 7/01/2023	210,308
375,000	Pure Storage, Inc., 0.125%, 4/15/2023	368,758
255,000	Western Digital Corp., 1.500%, 2/01/2024	244,163

		3,115,882

	Total Convertible Bonds

	(Identified Cost $11,407,355)	10,454,368

	Total Bonds and Notes

	(Identified Cost $152,976,781)	153,603,817

Senior Loans – 0.9%

	Chemicals – 0.1%
98,108	Chemours Co. (The), 2018 USD Term Loan B, 1-month LIBOR + 1.750%, 3.800%, 4/03/2025(a)	94,454

	Retailers – 0.4%
787,918	J.C. Penney Corp., Inc., 2016 Term Loan B, 3-month LIBOR + 4.250%, 6.394%, 6/23/2023(a)	684,748

	Transportation Services – 0.4%
809,459	Uber Technologies, 2018 Term Loan, 1-month LIBOR + 4.000%, 6.028%, 4/04/2025(a)	803,558

	Total Senior Loans

	(Identified Cost $1,616,131)	1,582,760

Shares

Preferred Stocks – 1.5%

	Food & Beverage – 1.4%
22,971	Bunge Ltd., 4.875%	2,357,826

	Midstream – 0.1%
90	Chesapeake Energy Corp., 5.750%(d)(e)(g)	31,524
13	Chesapeake Energy Corp., 5.750%, 144A(d)(e)(g)	4,554
641	Chesapeake Energy Corp., 5.750%(d)(e)(g)	224,530

		260,608

	Total Preferred Stocks

	(Identified Cost $2,771,931)	2,618,434

Common Stocks – 0.3%

	Chemicals – 0.1%
12,926	Hexion Holdings Corp., Class B(j)	158,731

	Oil, Gas & Consumable Fuels – 0.1%
12,202	Whiting Petroleum Corp.(j)	97,982

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles High Income Opportunities Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Pharmaceuticals – 0.1%
4,298	Bristol-Myers Squibb Co.	$217,952

	Total Common Stocks

	(Identified Cost $914,211)	474,665

Principal Amount

Short-Term Investments – 8.8%

$10,850,581	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $10,850,913 on 10/01/2019 collateralized by $10,375,000 U.S. Treasury Note, 2.625% due 12/31/2025 valued at $11,070,032 including accrued interest (Note 2 of Notes to Financial Statements)	10,850,581

4,415,000	U.S. Treasury Bills, 1.995%-2.138%, 10/15/2019(k)(l)	4,412,090

	Total Short-Term Investments

	(Identified Cost $15,262,156)	15,262,671

	Total Investments – 99.7%

	(Identified Cost $173,541,210)	173,542,347

	Other assets less liabilities—0.3%	560,258

	Net Assets – 100.0%	$174,102,605

(†)	See Note 2 of Notes to Financial Statements.

(a)	Variable rate security. Rate as of September 30, 2019 is disclosed.

(b)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(c)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of this security amounted to $35,640 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.

(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(e)	Illiquid security. (Unaudited)

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. For the period ended September 30, 2019, interest payments were made in cash.

(g)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of these securities amounted to $1,624,772 or 0.9% of net assets. See Note 2 of Notes to Financial Statements.

(h)	Perpetual bond with no specified maturity date.

(i)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.

(j)	Non-income producing security.

(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(l)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $81,536,350 or 46.8% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2019

Cable Satellite	8.4%
Technology	7.0
Independent Energy	5.8
Healthcare	4.5
Pharmaceuticals	4.5
Banking	4.2
Finance Companies	3.7
Food & Beverage	3.7
Media Entertainment	3.6
Wireless	3.3
Midstream	3.1
Metals & Mining	2.6
Treasuries	2.5
Wirelines	2.5
Electric	2.3
Retailers	2.2
Oil Field Services	2.2
Other Investments, less than 2% each	24.8
Short-Term Investments	8.8

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 112.3% of Net Assets

	ABS Car Loan – 8.9%
$98,476	ACC Trust, Series 2018-1, Class A, 3.700%, 12/21/2020, 144A	$98,599
5,060,000	AmeriCredit Automobile Receivables Trust, Series 2016-4, Class C, 2.410%, 7/08/2022(a)	5,068,796
2,000,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class C, 3.740%, 10/18/2024	2,089,797
1,500,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class C, 3.360%, 2/18/2025	1,540,567
894,454	Avid Automobile Receivables Trust, Series 2018-1, Class A, 2.840%, 8/15/2023, 144A	895,180
250,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.500%, 2/20/2021, 144A	250,093
4,395,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.500%, 7/20/2021, 144A(a)	4,398,340
825,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1, Class A, 3.450%, 3/20/2023, 144A	847,392
4,250,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.360%, 3/20/2026, 144A	4,232,414
2,750,000	Bank of the West Auto Trust, Series 2019-1, Class B, 2.760%, 1/15/2025, 144A	2,779,636
2,430,000	California Republic Auto Receivables Trust, Series 2016-2, Class B, 2.520%, 5/16/2022	2,434,958
3,100,000	California Republic Auto Receivables Trust, Series 2017-1, Class C, 3.760%, 12/15/2023(b)(c)	3,148,084
3,950,000	California Republic Auto Receivables Trust, Series 2018-1, Class C, 3.870%, 10/16/2023(b)(c)	4,072,807
1,370,000	Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class C, 4.070%, 3/19/2025, 144A	1,410,422
390,233	Capital Auto Receivables Asset Trust, Series 2017-1, Class A3, 2.020%, 8/20/2021, 144A	389,998
1,655,000	CarMax Auto Owner Trust, Series 2017-4, Class D, 3.300%, 5/15/2024	1,678,668
1,655,000	CarMax Auto Owner Trust, Series 2018-1, Class C, 2.950%, 11/15/2023	1,676,672
1,015,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024	1,032,370
1,285,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025	1,329,968
161,526	CIG Auto Receivables Trust, Series 2017-1A, Class A, 2.710%, 5/15/2023, 144A	161,693

	ABS Car Loan – continued
1,209,880	CIG Auto Receivables Trust, Series 2019-1A, Class A, 3.330%, 8/15/2024, 144A	1,217,980
618,857	CPS Auto Receivables Trust, Series 2014-D, Class C, 4.350%, 11/16/2020, 144A(a)	620,176
1,745,000	CPS Auto Receivables Trust, Series 2016-A, Class D, 5.000%, 12/15/2021, 144A(b)(c)	1,764,774
1,675,000	CPS Auto Receivables Trust, Series 2019-C, Class B, 2.630%, 8/15/2023, 144A	1,681,850
4,025,000	CPS Auto Trust, Series 2016-D, Class D, 4.530%, 1/17/2023, 144A	4,101,010
1,675,000	Credit Acceptance Auto Loan Trust, Series 2018-1A, Class A, 3.010%, 2/16/2027, 144A	1,685,057
2,000,000	Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.550%, 8/15/2027, 144A(a)	2,038,206
917,576	Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.020%, 11/15/2021, 144A(a)	918,193
2,800,000	Drive Auto Receivables Trust, Series 2018-5, Class C, 3.990%, 1/15/2025	2,880,339
1,000,000	Drive Auto Receivables Trust, Series 2019-2, Class C, 3.420%, 6/16/2025	1,022,127
1,775,000	DT Auto Owner Trust, Series 2018-3A, Class C, 3.790%, 7/15/2024, 144A	1,812,762
1,072,656	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	1,073,685
1,200,000	DT Auto Owner Trust, Series 2018-2A, Class D, 4.150%, 3/15/2024, 144A	1,236,695
2,245,000	First Investors Auto Owner Trust, Series 2017-1A, Class C, 2.950%, 4/17/2023, 144A	2,259,071
666,545	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	669,502
2,645,000	Flagship Credit Auto Trust, Series 2017-4, Class B, 2.660%, 10/17/2022, 144A	2,653,823
1,329,000	Flagship Credit Auto Trust, Series 2018-3, Class B, 3.590%, 12/16/2024, 144A	1,354,841
2,800,000	Flagship Credit Auto Trust, Series 2018-4, Class B, 3.880%, 10/16/2023, 144A	2,885,854
3,900,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A(a)	3,900,027
1,818,654	GLS Auto Receivables Trust, Series 2018-1A, Class A, 2.820%, 7/15/2022, 144A	1,823,662
2,435,000	Hertz Vehicle Financing II LP, Series 2017-2A, Class A, 3.290%, 10/25/2023, 144A(a)	2,490,783

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Car Loan – continued
$497,938	Motor PLC, Series 2017-1A, Class A1, 1-month LIBOR + 0.530%, 2.548%, 9/25/2024, 144A(d)	$497,984
2,990,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A(a)	2,992,645
1,175,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	1,179,705
1,670,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1, 1-month LIBOR + 0.640%, 2.668%, 2/15/2023, 144A(d)	1,673,261
1,705,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.690%, 10/15/2023, 144A	1,755,401
1,100,000	NextGear Floorplan Master Owner Trust, Series 2019-1A, Class A2, 3.210%, 2/15/2024, 144A	1,122,852
2,000,000	Prestige Auto Receivables Trust, Series 2018-1A, Class C, 3.750%, 10/15/2024, 144A	2,059,846
3,460,492	Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.460%, 3/15/2022(a)	3,461,416
5,660,000	Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.760%, 12/15/2022	5,679,634
1,655,000	Santander Drive Auto Receivables Trust, Series 2018-1, Class C, 2.960%, 3/15/2024	1,663,887
2,830,000	Santander Drive Auto Receivables Trust, Series 2018-3, Class D, 4.070%, 8/15/2024	2,918,906
2,220,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024	2,260,656
848,015	Tidewater Auto Receivables Trust, Series 2018-AA, Class A2, 3.120%, 7/15/2022, 144A(a)	849,453
1,680,000	United Auto Credit Securitization Trust, Series 2019-1, Class C, 3.160%, 8/12/2024, 144A	1,689,091
37,282	Veros Automobile Receivables Trust, Series 2017-1, Class A, 2.840%, 4/17/2023, 144A	37,279
1,035,000	Westlake Automobile Receivables Trust, Series 2018-1A, Class C, 2.920%, 5/15/2023, 144A	1,038,365

		110,507,252

	ABS Credit Card – 1.2%
2,000,000	Barclays Dryrock Issuance Trust, Series 2015-1, Class A, 2.200%, 12/15/2022(a)	2,000,148
3,930,000	Delamare Cards MTN Issuer PLC, Series 2018-1A, Class A1, 1-month LIBOR + 0.700%, 2.757%, 11/19/2025, 144A(a)(d)	3,933,427

	ABS Credit Card – continued
4,100,000	World Financial Network Credit Card Master Trust, Series 2019-B, Class A, 2.490%, 4/15/2026	4,132,888
4,220,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026	4,216,628

		14,283,091

	ABS Home Equity – 5.1%
3,987,131	Ajax Mortgage Loan Trust, Series 2019-D, Class A1, 2.956%, 9/25/2065, 144A(e)	3,973,740
1,509,787	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A(a)	1,542,318
1,308,652	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT1, Class A1, 3.000%, 3/28/2057, 144A(a)(e)	1,321,603
1,301,247	Bayview Opportunity Master Fund IVb Trust, Series 2016-SPL2, Class A, 4.000%, 6/28/2053, 144A(a)(e)	1,327,875
1,385,000	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL2, Class B1, 4.250%, 6/28/2054, 144A(e)	1,433,589
2,016,100	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL3, Class B1, 4.250%, 11/28/2053, 144A(e)	2,135,123
2,029,340	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A, 3.500%, 1/28/2055, 144A(a)(e)	2,062,131
478,310	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A(a)	477,599
625,604	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	628,667
1,808,776	CoreVest American Finance Trust, Series 2018-1, Class A, 3.804%, 6/15/2051, 144A	1,868,729
1,986,171	CoreVest American Finance Trust, Series 2019-2, Class A, 2.835%, 6/15/2052, 144A	2,022,578
59,748	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.924%, 7/25/2021(e)(f)(g)	57,080
39,301	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(e)(f)(g)	38,867
3,365,565	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 3.868%, 10/25/2027(a)(d)	3,387,459

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Home Equity – continued
$2,643,171	GCAT Trust, Series 2019-RPL1, Class A, 2.650%, 10/25/2068, 144A(e)	$2,647,898
1,164,656	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 2.582%, 8/25/2060, 144A(d)	1,162,551
1,796,994	HarborView Mortgage Loan Trust, Series 2004-3, Class 1A, 4.677%, 5/19/2034(e)	1,859,991
840,857	Holmes Master Issuer PLC, Series 2018-1A, Class A2, 3-month LIBOR + 0.360%, 2.663%, 10/15/2054, 144A(d)	840,094
3,145,585	Invitation Homes Trust, Series 2018-SFR2, Class A, 1-month LIBOR + 0.900%, 2.928%, 6/17/2037, 144A(a)(d)	3,145,580
2,906,333	Invitation Homes Trust, Series 2018-SFR4, Class A, 1-month LIBOR + 1.100%, 3.125%, 1/17/2038, 144A(a)(d)	2,913,152
92,266,087	JPMorgan Mortgage Trust, Series 2017-4, Class AX1, IO, 0.458%, 11/25/2048, 144A(b)(c)(e)(h)	1,040,116
304,991	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(e)	305,458
1,966,454	Mill City Mortgage Loan Trust, Series 2018-3, Class A1, 3.500%, 8/25/2058, 144A(a)(e)	2,020,268
52,190	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 4.412%, 7/25/2035(e)(f)(g)	45,870
1,555,891	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(e)	1,581,133
2,245,374	Onslow Bay Financial LLC, Series 2019-EXP1, Class 1A3, 4.000%, 1/25/2059, 144A(e)	2,287,556
1,417,000	Progress Residential Trust, Series 2015-SFR3, 4.673%, 11/12/2032, 144A	1,417,448
400,000	Progress Residential Trust, Series 2017-SFR2, Class A, 2.897%, 12/17/2034, 144A	402,780
2,270,000	Progress Residential Trust, Series 2019-SFR2, Class B, 3.446%, 5/17/2036, 144A	2,311,092
24,251	Residential Accredit Loans, Inc., Trust, Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021(f)(g)	23,044
164,201	Residential Accredit Loans, Inc., Trust, Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021(f)(g)	156,455
5,026	Residential Accredit Loans, Inc., Trust, Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021(f)(g)	4,843

	ABS Home Equity – continued
475,110	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047, 144A(e)	487,031
729,024	Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.000%, 12/25/2047, 144A(e)	756,801
819,445	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 2/25/2048, 144A(e)	838,507
1,597,143	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048, 144A(a)(e)	1,623,557
2,328,369	Sequoia Mortgage Trust, Series 2019-CH2, Class A1, 4.500%, 8/25/2049, 144A(e)	2,417,384
900,192	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)(e)	901,230
986,287	Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.250%, 4/25/2056, 144A(a)(e)	982,287
1,813,197	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(a)(e)	1,880,020
3,033,371	Tricon American Homes Trust, Series 2017-SFR2, Class A, 2.928%, 1/17/2036, 144A(a)	3,076,050
1,700,000	Tricon American Homes Trust, Series 2019-SFR1, Class A, 2.750%, 3/17/2038, 144A(f)	1,700,103
2,099,500	WaMu Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 4.058%, 11/25/2036(e)	1,985,985

		63,091,642

	ABS Other – 7.2%
4,345,006	Accelerated Assets LLC, Series 2018-1, Class A, 3.870%, 12/02/2033, 144A	4,481,865
325,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A	327,982
1,691,667	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(e)	1,744,770
2,493,405	Castlelake Aircraft Securitization Trust, Series 2019-1, Class A, 3.967%, 4/15/2039	2,531,303
1,051,000	CCG Receivables Trust, Series 2018-1, Class B, 3.090%, 6/16/2025, 144A	1,062,042
1,155,000	CCG Receivables Trust, Series 2019-1, Class B, 3.220%, 9/14/2026, 144A	1,183,574
694,502	Centre Point Funding LLC, Series 2012-2A, Class 1, 2.610%, 8/20/2021, 144A	691,787
1,393,595	Chesapeake Funding II LLC, Series 2017-4A, Class A1, 2.120%, 11/15/2029, 144A	1,393,167

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$4,000,000	Chesapeake Funding II LLC, Series 2018-1A, Class B, 3.450%, 4/15/2030, 144A(b)(c)	$4,104,888
2,291,597	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A(a)	2,337,151
4,013,144	Diamond Resorts Owner Trust, Series 2019-1, Class A, 2.890%, 2/20/2032, 144A	4,027,086
1,607,000	GreatAmerica Leasing Receivables Funding LLC, Series 2017-1, Class A4, 2.360%, 1/20/2023, 144A	1,607,076
3,662,234	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A	3,803,854
740,385	Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/2039, 144A	743,218
2,396,612	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	2,454,014
1,340,000	Lendmark Funding Trust, Series 2017-2A, Class A, 2.800%, 5/20/2026, 144A	1,339,492
1,260,765	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	1,293,129
3,135,000	Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.920%, 12/20/2029, 144A	3,142,532
392,817	Marlette Funding Trust, Series 2018-2A, Class A, 3.060%, 7/17/2028, 144A	393,173
1,296,288	Marlette Funding Trust, Series 2019-2A, Class A, 3.130%, 7/16/2029, 144A	1,306,258
260,687	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(e)	265,783
9,265,000	OneMain Financial Issuance Trust, Series 2015-3A, Class A, 3.630%, 11/20/2028, 144A(a)	9,364,225
1,620,000	OneMain Financial Issuance Trust, Series 2019-1A, Class B, 3.790%, 2/14/2031, 144A	1,667,913
3,117,319	Orange Lake Timeshare Trust, Series 2018-A, Class A, 3.100%, 11/08/2030, 144A(a)	3,167,409
4,441,566	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	4,574,994
3,955,000	SCF Equipment Trust LLC, Series 2018-1A, Class B, 3.970%, 12/20/2025, 144A	4,099,375
1,125,000	SCF Equipment Trust LLC, Series 2019-1A, Class A2, 3.230%, 10/20/2024, 144A	1,134,835
772,664	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A(a)	790,384

	ABS Other – continued
1,003,139	Sierra Timeshare Receivables Fund, Series 2018-2A, Class A, 3.500%, 6/20/2035, 144A	1,024,498
260,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A3, 28-day ARS, 5.541%, 9/15/2032(d)(f)	259,922
225,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A4, 28-day ARS, 5.320%, 9/15/2032(d)(f)	224,933
980,000	SoFi Consumer Loan Program Trust, Series 2018-1A, Class A2, 3.140%, 2/25/2027, 144A	985,726
3,985,000	SoFi Consumer Loan Program Trust, Series 2018-3, Class A2, 3.670%, 8/25/2027, 144A	4,041,997
3,672,595	SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200%, 5/27/2036, 144A	3,711,857
770,764	Sprite Ltd., Series 2017-1, Class A, 4.250%, 12/15/2037, 144A	784,128
965,042	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	963,882
369,111	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	368,988
2,516,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A(a)	2,522,192
4,736,616	Wave LLC, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	4,766,534
2,808,001	Welk Resorts LLC, Series 2019-AA, Class A, 2.800%, 6/15/2038, 144A	2,835,555
930,000	Wheels SPV 2 LLC, Series 2018-1A, Class A4, 3.410%, 4/20/2027, 144A	954,248
1,270,000	Wheels SPV 2 LLC, Series 2019-1A, Class A2, 2.300%, 5/22/2028, 144A	1,272,578

		89,750,317

	ABS Student Loan – 3.6%
760,100	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	762,420
3,142,869	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033(a)	3,220,152
4,630,000	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042, 144A	4,976,334
2,960,000	Navient Student Loan Trust, Series 2018-2A, Class A3, 1-month LIBOR + 0.750%, 2.768%, 3/25/2067, 144A(a)(d)	2,959,079
2,340,000	Navient Student Loan Trust, Series 2018-4A, Class A2, 1-month LIBOR + 0.680%, 2.698%, 6/27/2067, 144A(a)(d)	2,323,158

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Student Loan – continued
$3,400,000	Nelnet Student Loan Trust, Series 2018-1A, Class A2, 1-month LIBOR + 0.760%, 2.778%, 5/25/2066, 144A(a)(d)	$3,371,223
1,153,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 5.410%, 6/15/2032(d)(f)	1,152,654
182,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A4, 28-day ARS, 5.260%, 6/15/2032(d)(f)	181,945
356,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28-day ARS, 5.240%, 3/15/2033(d)(f)	355,893
5,387,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 5.240%, 3/15/2033(d)(f)	5,385,384
2,608,964	SLM Student Loan Trust, Series 2008-2, Class A3, 3-month LIBOR + 0.750%, 3.026%, 4/25/2023(d)	2,583,107
2,715,000	SMB Private Education Loan Trust, Series 2018-A, Class A2B, 1-month LIBOR + 0.800%, 2.828%, 2/15/2036, 144A(a)(d)	2,712,559
2,575,000	SMB Private Education Loan Trust, Series 2018-B, Class A2A, 3.600%, 1/15/2037, 144A(a)	2,664,698
143,366	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1-month LIBOR + 1.250%, 3.268%, 8/25/2032, 144A(d)	143,666
2,591,927	SoFi Professional Loan Program LLC, Series 2015-C, Class B, 3.580%, 8/25/2036, 144A(a)	2,639,257
1,908,165	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A(a)	1,923,938
2,485,000	SoFi Professional Loan Program LLC, Series 2017-F, Class A2FX, 2.840%, 1/25/2041, 144A(a)	2,520,812
2,815,000	SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX, 3.590%, 1/25/2048, 144A(a)	2,932,222
1,855,319	South Carolina Student Loan Corp., Series 2010-1, Class A2, 3-month LIBOR + 1.000%, 3.276%, 7/25/2025(a)(d)	1,856,785

		44,665,286

	ABS Whole Business – 1.6%
2,761,655	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	2,866,058
3,284,400	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	3,382,584

	ABS Whole Business – continued
1,556,100	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	1,643,942
2,024,375	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2I, 4.116%, 7/25/2048, 144A	2,101,544
691,250	Driven Brands Funding LLC, Series 2018-1A, Class A2, 4.739%, 4/20/2048, 144A	724,361
1,930,413	Five Guys Funding LLC, Series 2017-1A, Class A2, 4.600%, 7/25/2047, 144A	2,028,288
3,989,700	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	4,180,527
2,589,804	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	2,714,464
597,000	Wingstop Funding LLC, Series 2018-1, Class A2, 4.970%, 12/05/2048, 144A	619,961

		20,261,729

	Agency Commercial Mortgage-Backed Securities – 8.8%
317,180	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 3.228%, 11/25/2022(d)	317,518
1,320,000	Federal National Mortgage Association, Series 2017-M12, Class A2, 3.184%, 6/25/2027(e)	1,400,339
5,510,000	Federal National Mortgage Association, Series 2018-M4, Class A2, 3.144%, 3/25/2028(a)(e)	5,842,870
9,870,284	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class X1, 1.445%, 12/25/2021(e)(f)(g)(h)	226,432
380,435,485	FHLMC Multifamily Structured Pass Through Certificates, Series K028, Class X1, 0.401%, 2/25/2023(a)(e)(h)	3,055,315
80,282,456	FHLMC Multifamily Structured Pass Through Certificates, Series K031, Class X1, 0.334%, 4/25/2023(a)(e)(f)(g)(h)	575,647
32,791,889	FHLMC Multifamily Structured Pass Through Certificates, Series K036, Class X1, 0.881%, 10/25/2023(e)(h)	872,661
35,100,546	FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class X1, 1.306%, 3/25/2024(e)(h)	1,516,021
38,503,034	FHLMC Multifamily Structured Pass Through Certificates, Series K040, Class X1, 0.861%, 9/25/2024(a)(e)(h)	1,183,025

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Agency Commercial Mortgage-Backed Securities – continued
$77,200,976	FHLMC Multifamily Structured Pass Through Certificates, Series K046, Class X1, 0.492%, 3/25/2025(e)(h)	$1,398,750
73,086,783	FHLMC Multifamily Structured Pass Through Certificates, Series K047, Class X1, 0.261%, 5/25/2025(e)(f)(g)(h)	571,894
36,674,349	FHLMC Multifamily Structured Pass Through Certificates, Series K049, Class X1, 0.729%, 7/25/2025(e)(h)	1,089,698
21,479,555	FHLMC Multifamily Structured Pass Through Certificates, Series K050, Class X1, 0.456%, 8/25/2025(e)(h)	377,477
42,157,979	FHLMC Multifamily Structured Pass Through Certificates, Series K051, Class X1, 0.681%, 9/25/2025(a)(e)(h)	1,188,467
17,195,020	FHLMC Multifamily Structured Pass Through Certificates, Series K052, Class X1, 0.797%, 11/25/2025(e)(h)	590,737
9,643,535	FHLMC Multifamily Structured Pass Through Certificates, Series K053, Class X1, 1.026%, 12/25/2025(e)(f)(g)(h)	455,088
16,875,354	FHLMC Multifamily Structured Pass Through Certificates, Series K054, Class X1, 1.313%, 1/25/2026(e)(h)	1,075,171
7,603,298	FHLMC Multifamily Structured Pass Through Certificates, Series K055, Class X1, 1.499%, 3/25/2026(e)(h)	569,771
28,443,291	FHLMC Multifamily Structured Pass Through Certificates, Series K057, Class X1, 1.325%, 7/25/2026(e)(h)	1,891,695
8,649,168	FHLMC Multifamily Structured Pass Through Certificates, Series K058, Class X1, 1.056%, 8/25/2026(e)(h)	475,824
25,842,002	FHLMC Multifamily Structured Pass Through Certificates, Series K059, Class X1, 0.435%, 9/25/2026(e)(h)	494,303
93,765,805	FHLMC Multifamily Structured Pass Through Certificates, Series K060, Class X1, 0.197%, 10/25/2026(e)(h)	599,932
15,154,802	FHLMC Multifamily Structured Pass Through Certificates, Series K152, Class X1, 1.102%, 1/25/2031(e)(h)	1,242,836

	Agency Commercial Mortgage-Backed Securities – continued
3,103,528	FHLMC Multifamily Structured Pass Through Certificates, Series KS01, Class X1, 1.433%, 1/25/2023(e)(f)(g)(h)	80,849
50,985,848	FHLMC Multifamily Structured Pass Through Certificates, Series KS03, Class X, 0.416%, 8/25/2025(e)(f)(g)(h)	473,475
35,001,572	FHLMC Multifamily Structured Pass Through Certificates, Series KW02, Class X1, 0.445%, 12/25/2026(e)(h)	531,366
2,913,291	FNMA, 3.000%, 1/01/2028(a)	3,092,103
6,904,020	FNMA, 3.120%, 8/01/2027(a)	7,380,746
4,210,000	FNMA, 3.225%, 12/01/2029(a)	4,559,203
1,892,268	FNMA, 3.340%, 3/01/2029	2,057,642
3,000,000	FNMA, 3.410%, 4/01/2028(a)	3,263,912
2,308,588	FNMA, 3.430%, 5/01/2033(a)	2,503,337
6,249,811	FNMA, 3.880%, 6/01/2033(a)	7,069,541
4,619,232	Government National Mortgage Association, Series 2006-46, Class IO, 0.484%, 4/16/2046(e)(f)(g)(h)	53,315
2,308,799	Government National Mortgage Association, Series 2006-51, Class IO, 0.940%, 8/16/2046(a)(e)(f)(g)(h)	66,992
4,000,000	Government National Mortgage Association, Series 2008-52, Class E, 6.041%, 8/16/2042(a)(e)	4,750,197
1,406,253	Government National Mortgage Association, Series 2008-80, Class E, 5.674%, 8/16/2042(a)(e)	1,496,368
6,961,550	Government National Mortgage Association, Series 2009-114, Class IO, 0.001%, 10/16/2049(e)(f)(g)(h)	2,337
8,997,764	Government National Mortgage Association, Series 2010-124, Class X, 0.081%, 12/16/2052(a)(e)(f)(g)(h)	20,017
264,255	Government National Mortgage Association, Series 2010-49, Class IA, 1.506%, 10/16/2052(e)(f)(g)(h)	12,557
3,754,900	Government National Mortgage Association, Series 2011-119, Class IO, 0.291%, 8/16/2051(e)(f)(g)(h)	36,281
22,445,412	Government National Mortgage Association, Series 2011-121, Class IO, 0.389%, 6/16/2043(a)(e)(f)(g)(h)	161,491
2,519,503	Government National Mortgage Association, Series 2011-121, Class ZA, 6.500%, 8/16/2051(a)	3,314,596
15,369,802	Government National Mortgage Association, Series 2011-161, Class IO, 0.375%, 4/16/2045(e)(f)(g)(h)	180,337

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Agency Commercial Mortgage-Backed Securities – continued
$6,174,274	Government National Mortgage Association, Series 2011-38, Class IO, 0.112%, 4/16/2053(a)(e)(f)(g)(h)	$116,519
836,748	Government National Mortgage Association, Series 2011-53, Class IO, 0.735%, 5/16/2051(a)(e)(f)(g)(h)	1,552
8,793,537	Government National Mortgage Association, Series 2012-100, Class IC, 1.393%, 9/16/2050(e)(f)(g)(h)	343,990
6,685,747	Government National Mortgage Association, Series 2012-111, Class IC, 1.293%, 9/16/2050(e)(f)(g)(h)	242,984
54,781,679	Government National Mortgage Association, Series 2012-142, Class IO, 0.923%, 4/16/2054(a)(e)(h)	1,597,242
13,327,308	Government National Mortgage Association, Series 2012-23, Class IO, 0.557%, 6/16/2053(a)(e)(f)(g)(h)	304,508
24,218,649	Government National Mortgage Association, Series 2012-55, Class IO, 0.420%, 4/16/2052(a)(e)(f)(g)(h)	289,317
15,558,269	Government National Mortgage Association, Series 2012-70, Class IO, 0.441%, 8/16/2052(a)(e)(f)(g)(h)	220,129
14,900,810	Government National Mortgage Association, Series 2012-79, Class IO, 0.665%, 3/16/2053(e)(f)(g)(h)	469,478
57,916,572	Government National Mortgage Association, Series 2012-85, Class IO, 0.785%, 9/16/2052(a)(e)(h)	2,198,432
4,982,013	Government National Mortgage Association, Series 2013-175, Class IO, 0.682%, 5/16/2055(e)(f)(g)(h)	137,278
10,311,573	Government National Mortgage Association, Series 2014-101, Class IO, 0.816%, 4/16/2056(e)(h)	488,060
32,397,936	Government National Mortgage Association, Series 2014-130, Class IB, 0.858%, 8/16/2054(a)(e)(h)	1,271,237
30,738,812	Government National Mortgage Association, Series 2014-24, Class IX, 0.658%, 1/16/2054(a)(e)(h)	817,622
21,714,525	Government National Mortgage Association, Series 2014-70, Class IO, 0.818%, 3/16/2049(a)(e)(h)	793,238

	Agency Commercial Mortgage-Backed Securities – continued
14,944,837	Government National Mortgage Association, Series 2014-86, Class IO, 0.728%, 4/16/2056(e)(h)	584,025
37,110,640	Government National Mortgage Association, Series 2015-120, Class IO, 0.854%, 3/16/2057(a)(e)(h)	2,016,321
66,589,247	Government National Mortgage Association, Series 2015-146, Class IB, 0.843%, 7/16/2055(a)(e)(h)	3,249,282
14,466,389	Government National Mortgage Association, Series 2015-171, Class IO, 0.869%, 11/16/2055(e)(h)	754,224
25,239,810	Government National Mortgage Association, Series 2015-189, Class IG, 0.917%, 1/16/2057(a)(e)(h)	1,527,819
15,203,883	Government National Mortgage Association, Series 2015-21, Class IO, 0.927%, 7/16/2056(e)(h)	800,275
33,658,335	Government National Mortgage Association, Series 2015-32, Class IO, 0.838%, 9/16/2049(a)(e)(h)	1,579,047
11,701,956	Government National Mortgage Association, Series 2015-68, Class IO, 0.761%, 7/16/2057(e)(h)	569,970
41,583,721	Government National Mortgage Association, Series 2015-70, Class IO, 1.029%, 12/16/2049(a)(e)(h)	2,495,564
31,255,068	Government National Mortgage Association, Series 2015-73, Class IO, 0.795%, 11/16/2055(a)(e)(h)	1,589,086
27,041,320	Government National Mortgage Association, Series 2016-143, 0.961%, 10/16/2056(a)(h)	2,127,614
51,266,322	Government National Mortgage Association, Series 2016-6, Class IO, 0.719%, 2/16/2051(a)(e)(h)	2,339,774
48,742,846	Government National Mortgage Association, Series 2017-168, Class IO, 0.657%, 12/16/2059(a)(e)(h)	2,819,481
25,803,083	Government National Mortgage Association, Series 2018-2, Class IO, 0.786%, 12/16/2059(e)(h)	1,742,678
80,132,848	Government National Mortgage Association, Series 2018-82, Class IO, 0.510%, 5/16/2058(e)(h)	4,096,728
39,892,943	Government National Mortgage Association, Series 2019-75, Class IO, 0.915%, 12/16/2060(e)(h)	3,333,534

		109,035,141

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – 36.3%
$3,906,966	Federal Agricultural Mortgage Corp., Series 2017-1, Class A2, 3.730%, 3/25/2047, 144A(a)(e)	$3,946,103
7,500,000	Federal Home Loan Mortgage Corp., 4.500%, 2/15/2041	8,449,627
57,836	Federal Home Loan Mortgage Corp., REMIC, Series 1673, Class SE, 8.390%, 2/15/2024(e)(f)(g)	62,090
58,339	Federal Home Loan Mortgage Corp., REMIC, Series 2060, Class ZA, 6.000%, 4/15/2028(a)(f)(g)	63,582
543,676	Federal Home Loan Mortgage Corp., REMIC, Series 2626, Class SQ, 9.931%, 6/15/2023(e)(f)(g)	585,405
464,982	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class MH, 5.000%, 7/15/2033(f)(g)	486,984
140,922	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(a)(f)(g)(h)	34,725
120,113	Federal Home Loan Mortgage Corp., REMIC, Series 2725, Class SC, 5.925%, 11/15/2033(e)(f)(g)	124,372
386,470	Federal Home Loan Mortgage Corp., REMIC, Series 2882, Class TF, 1-month LIBOR + 0.250%, 2.278%, 10/15/2034(a)(d)(f)(g)	384,678
5,597,893	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(a)	6,368,825
2,003,203	Federal Home Loan Mortgage Corp., REMIC, Series 3013, Class AS, 12.987%, 5/15/2035(a)(e)	2,523,941
5,436,579	Federal Home Loan Mortgage Corp., REMIC, Series 3149, Class LS, 5.173%, 5/15/2036(a)(e)(h)	1,245,998
1,681,363	Federal Home Loan Mortgage Corp., REMIC, Series 3416, Class BI, 4.223%, 2/15/2038(e)(f)(g)(h)	306,547
1,028,781	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class VS, 12.005%, 2/15/2038(a)(e)	1,360,785
968,278	Federal Home Loan Mortgage Corp., REMIC, Series 3417, Class WS, 11.329%, 2/15/2038(a)(e)	1,247,686
1,040,252	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 2.827%, 6/15/2048(a)(e)(h)	1,038,044

	Collateralized Mortgage Obligations – continued
312,043	Federal Home Loan Mortgage Corp., REMIC, Series 3605, Class NC, 5.500%, 6/15/2037(f)(g)	349,332
1,126,727	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 3.991%, 12/15/2036(a)(e)(h)	1,186,453
1,937,290	Federal Home Loan Mortgage Corp., REMIC, Series 3785, Class LS, 5.845%, 1/15/2041(a)(e)	2,290,253
360,817	Federal Home Loan Mortgage Corp., REMIC, Series 3808, Class SH, 5.000%, 2/15/2041(e)	423,348
655,367	Federal Home Loan Mortgage Corp., REMIC, Series 3828, Class EF, 1-month LIBOR + 0.400%, 2.428%, 5/15/2037(a)(d)(f)(g)	652,948
4,639,000	Federal Home Loan Mortgage Corp., REMIC, Series 3848, Class WX, 5.000%, 4/15/2041(a)	5,297,023
1,800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4041, Class ES, 13.863%, 8/15/2040(a)(e)	3,238,095
2,502,837	Federal Home Loan Mortgage Corp., REMIC, Series 4097, 4.123%, 8/15/2032(e)(f)(g)(h)	303,045
1,820,000	Federal Home Loan Mortgage Corp., REMIC, Series 4204, Class QP, 3.000%, 5/15/2043(a)	1,906,923
1,068,109	Federal Home Loan Mortgage Corp., REMIC, Series 4238, Class FD, 1-month LIBOR + 0.300%, 2.328%, 2/15/2042(a)(d)	1,069,521
7,914,272	Federal Home Loan Mortgage Corp., REMIC, Series 4321, Class BS, 1.870%, 6/15/2039(e)(f)(g)(h)	389,051
9,242,188	Federal Home Loan Mortgage Corp., REMIC, Series 4367, Class MZ, 4.000%, 7/15/2044	10,383,418
800,000	Federal Home Loan Mortgage Corp., REMIC, Series 4395, Class PE, 2.500%, 4/15/2037	797,812
357,917	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class NT, 6.500%, 8/15/2043(e)(f)(g)	400,333
425,382	Federal Home Loan Mortgage Corp., REMIC, Series 4460, Class TN, 5.000%, 8/15/2043(e)(f)(g)	470,878
1,399,000	Federal Home Loan Mortgage Corp., REMIC, Series 4480, Class NB, 3.500%, 6/15/2045	1,558,374
434,621	Federal Home Loan Mortgage Corp., Series 224, Class IO, 6.000%, 3/01/2033(a)(f)(g)(h)	84,893
5,817,149	Federal Home Loan Mortgage Corp., Series 277, Class 30, 3.000%, 9/15/2042(a)	5,949,207

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$1,448,218	Federal Home Loan Mortgage Corp., Series 3459, Class MB, 5.000%, 6/15/2038	$1,594,924
4,418,437	Federal Home Loan Mortgage Corp., Series 353, Class 300, 3.000%, 12/15/2046(a)	4,553,408
181,392	Federal Home Loan Mortgage Corp., Series 3792, Class DF, 1-month LIBOR + 0.400%, 2.428%, 11/15/2040(d)(f)(g)	180,414
2,170,761	Federal Home Loan Mortgage Corp., Series 4268, Class DL, 2.500%, 11/15/2028(a)	2,219,792
1,655,138	Federal Home Loan Mortgage Corp., Series 4290, Class QB, 2.500%, 1/15/2029	1,673,084
5,380,909	Federal Home Loan Mortgage Corp., Series 4774, Class KZ, 4.500%, 1/15/2048	6,370,230
10,634,034	Federal Home Loan Mortgage Corp., Series 4838, Class UZ, 4.500%, 8/15/2048	12,078,238
5,927,566	Federal National Mortgage Association, 3.000%, 8/25/2049	6,021,401
3,192,229	Federal National Mortgage Association, 4.500%, 8/25/2041	3,724,993
124,599	Federal National Mortgage Association, REMIC, Series 1996-45, Class SC, 5.232%, 1/25/2024(e)(f)(g)(h)	10,492
1,189,376	Federal National Mortgage Association, REMIC, Series 2005-22, Class DG, 6.810%, 4/25/2035(a)(e)	1,271,797
2,580,239	Federal National Mortgage Association, REMIC, Series 2005-45, Class DA, 17.019%, 6/25/2035(a)(e)	3,959,105
1,935,158	Federal National Mortgage Association, REMIC, Series 2005-62, Class GZ, 5.750%, 7/25/2035(a)	2,378,252
2,060,658	Federal National Mortgage Association, REMIC, Series 2006-46, Class SK, 16.799%, 6/25/2036(a)(e)	3,148,743
82,189	Federal National Mortgage Association, REMIC, Series 2006-69, Class KI, 5.282%, 8/25/2036(e)(f)(g)(h)	17,541
546,019	Federal National Mortgage Association, REMIC, Series 2008-15, Class AS, 22.908%, 8/25/2036(e)	927,738
1,326,055	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.453%, 8/25/2038(a)(e)	1,370,751

	Collateralized Mortgage Obligations – continued
338,871	Federal National Mortgage Association, REMIC, Series 2008-87, Class LD, 4.298%, 11/25/2038(e)(f)(g)	353,141
1,479,711	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 2.556%, 3/25/2039(a)(e)	1,488,978
50,284	Federal National Mortgage Association, REMIC, Series 2009-71, Class MB, 4.500%, 9/25/2024(f)(g)	51,772
125,484	Federal National Mortgage Association, REMIC, Series 2010-75, Class MT, 2.834%, 12/25/2039(e)(f)(g)	126,938
2,229,052	Federal National Mortgage Association, REMIC, Series 2010-80, Class PZ, 5.000%, 7/25/2040(a)	2,658,186
2,023,761	Federal National Mortgage Association, REMIC, Series 2010-95, Class FB, 1-month LIBOR + 0.400%, 2.418%, 9/25/2040(a)(d)	2,028,654
458,025	Federal National Mortgage Association, REMIC, Series 2011-100, Class SH, 5.600%, 11/25/2040(e)	580,816
5,209,171	Federal National Mortgage Association, REMIC, Series 2012-112, Class DA, 3.000%, 10/25/2042(a)	5,331,011
1,500,000	Federal National Mortgage Association, REMIC, Series 2013-109, Class US, 7.241%, 7/25/2043(a)(e)	1,864,076
939,818	Federal National Mortgage Association, REMIC, Series 2013-23, Class TS, 3.000%, 3/25/2043(e)	939,431
3,632,208	Federal National Mortgage Association, REMIC, Series 2013-34, Class PS, 4.132%, 8/25/2042(a)(e)(f)(g)(h)	504,773
120,760	Federal National Mortgage Association, REMIC, Series 2014-67, Class PT, 6.000%, 10/25/2044(e)(f)(g)	121,859
1,845,566	Federal National Mortgage Association, REMIC, Series 2015-1, Class SN, 6.000%, 7/25/2043(a)(e)	1,987,375
687,206	Federal National Mortgage Association, REMIC, Series 2015-55, Class KT, 5.500%, 5/25/2041(e)	759,702
2,827,399	Federal National Mortgage Association, REMIC, Series 2016-26, Class KL, 4.500%, 11/25/2042(a)(e)	3,067,906

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$19,259,919	Federal National Mortgage Association, REMIC, Series 2016-32, Class SA, 4.082%, 10/25/2034(a)(e)(h)	$3,120,613
23,335,937	Federal National Mortgage Association, REMIC, Series 2016-60, Class ES, 4.082%, 9/25/2046(a)(e)(h)	3,989,428
15,376,080	Federal National Mortgage Association, REMIC, Series 2016-60, Class QS, 4.082%, 9/25/2046(a)(e)(h)	2,734,253
9,601,051	Federal National Mortgage Association, REMIC, Series 2016-82, Class SC, 4.082%, 11/25/2046(e)(h)	1,538,648
9,098,358	Federal National Mortgage Association, REMIC, Series 2016-82, Class SG, 4.082%, 11/25/2046(e)(h)	1,581,100
11,706,542	Federal National Mortgage Association, REMIC, Series 2016-93, Class SL, 4.632%, 12/25/2046(a)(e)(h)	2,132,049
6,000,000	Federal National Mortgage Association, Series 2010-134, Class DB, 4.500%, 12/25/2040(a)	6,884,081
1,841,868	Federal National Mortgage Association, Series 2011-60, Class ZB, 5.000%, 7/25/2041	2,227,950
16,440,709	Federal National Mortgage Association, Series 2016-22, Class ST, IO, 4.082%, 4/25/2046(a)(e)(h)	2,739,893
15,117,494	Federal National Mortgage Association, Series 2017-26, Class SA, 4.132%, 4/25/2047(a)(e)(h)	2,502,576
78,758,910	Federal National Mortgage Association, Series 2017-57, Class SD, IO, 1.932%, 8/25/2047(a)(e)(h)	6,501,304
18,875,702	Federal National Mortgage Association, Series 2019-31, Class FA, 1-month LIBOR + 0.400%, 2.418%, 7/25/2049	18,862,659
571,228	Federal National Mortgage Association, Series 334, Class 11, 6.000%, 3/25/2033(a)(f)(g)(h)	116,748
138,625	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/25/2033(a)(e)(f)(g)(h)	35,544
590,248	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 6/25/2033(a)(f)(g)(h)	122,405
114,740	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 11/25/2033(f)(g)(h)	20,723

	Collateralized Mortgage Obligations – continued
1,282,966	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/25/2035(a)(f)(g)(h)	209,237
530,421	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/25/2035(a)(f)(g)(h)	115,707
286,984	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/25/2036(a)(f)(g)(h)	61,032
647,188	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/25/2036(a)(f)(g)(h)	138,618
289,579	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/25/2036(a)(f)(g)(h)	71,259
335,353	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/25/2036(a)(f)(g)(h)	69,901
413,784	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/25/2037(a)(f)(g)(h)	107,068
409,269	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(a)(f)(g)(h)	81,170
201,800	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(a)(e)(f)(g)(h)	38,600
247,352	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(a)(f)(g)(h)	52,492
163,229	Federal National Mortgage Association, Series 381, Class 19, 7.000%, 3/25/2037(a)(e)(f)(g)(h)	33,924
47,139	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/25/2038(f)(g)(h)	10,589
1,429,879	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(a)(e)(f)(g)(h)	260,879
502,270	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(a)(f)(g)(h)	106,940
417,653	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(a)(e)(f)(g)(h)	77,623
440,459	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(a)(e)(f)(g)(h)	67,324
230,238	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(a)(f)(g)(h)	58,161
36,452	Federal National Mortgage Association, Series 386, Class 25, 7.000%, 3/25/2038(e)(f)(g)(h)	8,902
288,676	Government National Mortgage Association, Series 2009-65, Class NZ, 5.500%, 8/20/2039(f)(g)	348,357
481,917	Government National Mortgage Association, Series 2010-H02, Class FA, 1-month LIBOR + 0.680%, 2.820%, 2/20/2060(d)	483,777

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$775,868	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 2.559%, 10/20/2060(d)	$772,905
1,139,690	Government National Mortgage Association, Series 2010-H22, Class FE, 1-month LIBOR + 0.350%, 2.579%, 5/20/2059(a)(d)	1,138,137
230,039	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 2.579%, 10/20/2060(d)	229,216
2,468,244	Government National Mortgage Association, Series 2011- H20, Class FA, 1-month LIBOR + 0.550%, 2.779%, 9/20/2061(a)(d)	2,472,406
1,109,022	Government National Mortgage Association, Series 2011-H01, Class AF, 1-month LIBOR + 0.450%, 2.679%, 11/20/2060(d)	1,108,167
198,324	Government National Mortgage Association, Series 2011-H05, Class FB, 1-month LIBOR + 0.500%, 2.729%, 12/20/2060(d)	198,419
195,732	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 2.679%, 2/20/2061(d)	195,577
109,540	Government National Mortgage Association, Series 2011-H11, Class FA, 1-month LIBOR + 0.500%, 2.729%, 3/20/2061(d)	109,590
153,900	Government National Mortgage Association, Series 2011-H21, Class FA, 1-month LIBOR + 0.600%, 2.829%, 10/20/2061(d)(f)(g)	153,547
401,458	Government National Mortgage Association, Series 2011-H21, Class FT, 1-year CMT + 0.700%, 2.640%, 10/20/2061(d)	402,989
6,101,146	Government National Mortgage Association, Series 2012-H08, Class FA, 1-month LIBOR + 0.600%, 2.829%, 1/20/2062(a)(d)	6,117,685
271,583	Government National Mortgage Association, Series 2012-H11, Class BA, 2.000%, 5/20/2062(a)(f)(g)	269,461
875,054	Government National Mortgage Association, Series 2012-H11, Class GA, 1-month LIBOR + 0.580%, 2.809%, 5/20/2062(d)	876,762
286,593	Government National Mortgage Association, Series 2012-H16, Class HA, 2.000%, 7/20/2062	285,904
1,782,008	Government National Mortgage Association, Series 2012-H20, Class BA, 1-month LIBOR + 0.560%, 2.789%, 9/20/2062(a)(d)	1,784,797

	Collateralized Mortgage Obligations – continued
3,338,440	Government National Mortgage Association, Series 2012-H20, Class PT, 2.775%, 7/20/2062(e)	3,355,420
1,444,000	Government National Mortgage Association, Series 2012-H22, Class HD, 5.250%, 1/20/2061(e)	1,487,956
76,133	Government National Mortgage Association, Series 2012-H24, Class FE, 1-month LIBOR + 0.600%, 2.829%, 10/20/2062(d)	76,192
5,232,325	Government National Mortgage Association, Series 2012-H24, Class HI, 1.043%, 10/20/2062(e)(f)(g)(h)	165,113
3,462,686	Government National Mortgage Association, Series 2012-H26, Class BA, 1-month LIBOR + 0.350%, 2.579%, 10/20/2062(a)(d)	3,452,674
1,446,876	Government National Mortgage Association, Series 2012-H27, Class FA, 1-month LIBOR + 0.400%, 2.629%, 10/20/2062(a)(d)	1,444,143
2,200,861	Government National Mortgage Association, Series 2012-H30, Class GA, 1-month LIBOR + 0.350%, 2.579%, 12/20/2062(a)(d)	2,194,760
891,367	Government National Mortgage Association, Series 2013-H01, Class JA, 1-month LIBOR + 0.320%, 2.549%, 1/20/2063(d)(f)(g)	883,814
16,978,279	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(a)	16,894,843
3,175,875	Government National Mortgage Association, Series 2013-H10, Class LA, 2.500%, 4/20/2063	3,167,584
2,252,731	Government National Mortgage Association, Series 2013-H11, Class JA, 3.500%, 4/20/2063	2,268,526
15,713,041	Government National Mortgage Association, Series 2013-H12, Class A, 3.500%, 1/20/2063	15,799,226
1,843,457	Government National Mortgage Association, Series 2013-H13, Class SI, 1.332%, 6/20/2063(e)(f)(g)(h)	100,621
1,669,469	Government National Mortgage Association, Series 2013-H14, Class FG, 1-month LIBOR + 0.470%, 2.699%, 5/20/2063(d)	1,669,109
17,968,330	Government National Mortgage Association, Series 2013-H16, Class AI, 1.644%, 7/20/2063(e)(h)	697,045
13,462,549	Government National Mortgage Association, Series 2013-H18, Class EI, 1.809%, 7/20/2063(e)(f)(g)(h)	726,932
1,935,482	Government National Mortgage Association, Series 2013-H18, Class JI, 1.390%, 8/20/2063(e)(f)(g)(h)	73,052

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$1,171,671	Government National Mortgage Association, Series 2013-H19, Class DF, 1-month LIBOR + 0.650%, 2.879%, 5/20/2063(d)	$1,174,292
541,669	Government National Mortgage Association, Series 2013-H20, Class FA, 1-month LIBOR + 0.600%, 2.829%, 8/20/2063(d)	543,008
1,341,136	Government National Mortgage Association, Series 2013-H21, Class FB, 1-month LIBOR + 0.700%, 2.929%, 9/20/2063(d)	1,347,617
2,429,156	Government National Mortgage Association, Series 2013-H22, Class FB, 1-month LIBOR + 0.700%, 2.929%, 8/20/2063(a)(d)	2,440,054
230,464	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 2.590%, 4/20/2063(d)	231,079
11,093,735	Government National Mortgage Association, Series 2014-H03, Class FS, 1-month LIBOR + 0.650%, 2.879%, 2/20/2064(a)(d)	11,157,728
7,149,990	Government National Mortgage Association, Series 2014-H05, Class FB, 1-month LIBOR + 0.600%, 2.829%, 12/20/2063(a)(d)	7,170,513
2,604,403	Government National Mortgage Association, Series 2014-H06, Class FA, 1-month LIBOR + 0.570%, 2.799%, 3/20/2064(a)(d)	2,609,649
9,100,074	Government National Mortgage Association, Series 2014-H12, Class HZ, 4.601%, 6/20/2064(a)(e)	9,870,101
2,699,946	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.880%, 7/20/2064(a)(d)	2,701,261
2,011,585	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.729%, 7/20/2064(a)(d)	2,012,591
22,001,459	Government National Mortgage Association, Series 2014-H24, Class HI, 0.942%, 9/20/2064(e)(h)	837,772
44,640	Government National Mortgage Association, Series 2015-39, Class SN, 2.540%, 3/20/2045(a)(e)(f)(g)	43,752
14,190,166	Government National Mortgage Association, Series 2015-H01, Class XZ, 4.598%, 10/20/2064(a)(e)	15,806,847
12,484,498	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 2.699%, 2/20/2065(a)(d)	12,478,437

	Collateralized Mortgage Obligations – continued
907,176	Government National Mortgage Association, Series 2015-H04, Class HA, 3.500%, 11/20/2064(e)(f)(g)	934,683
50,457	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 2.529%, 4/20/2061(a)(d)(f)(g)	50,073
3,289,776	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	3,247,912
2,934,061	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 2.459%, 5/20/2065(a)(d)	2,917,429
274,043	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 2.509%, 5/20/2063(a)(d)	273,725
227,958	Government National Mortgage Association, Series 2015-H19, Class FA, 1-month LIBOR + 0.200%, 2.429%, 4/20/2063(a)(d)(f)(g)	226,225
6,141,860	Government National Mortgage Association, Series 2015-H26, Class FC, 1-month LIBOR + 0.600%, 2.829%, 8/20/2065(a)(d)	6,153,479
849,737	Government National Mortgage Association, Series 2015-H28, Class JZ, 5.162%, 3/20/2065(e)	882,353
94,046	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 2.929%, 10/20/2065(a)(d)(f)(g)	93,746
119,193	Government National Mortgage Association, Series 2015-H29, Class HZ, 4.585%, 9/20/2065(e)(f)(g)	141,048
40,496	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 2.909%, 8/20/2061(d)(f)(g)	40,373
1,770,000	Government National Mortgage Association, Series 2016-17, Class GT, 5.000%, 8/20/2045(e)	2,072,422
1,073,471	Government National Mortgage Association, Series 2016-23, Class PA, 5.683%, 7/20/2037(a)(e)	1,213,179
17,386,498	Government National Mortgage Association, Series 2016-H01, Class AI, 1.891%, 1/20/2066(a)(e)(h)	1,360,024
3,787,804	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.149%, 2/20/2066(a)(d)	3,827,607

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$24,529,924	Government National Mortgage Association, Series 2016-H09, Class JI, 2.107%, 4/20/2066(a)(e)(h)	$2,167,292
2,555,837	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 2.829%, 4/20/2066(a)(d)	2,559,041
4,797,043	Government National Mortgage Association, Series 2016-H13, Class FD, 1-year CMT + 0.450%, 2.390%, 5/20/2066(d)	4,787,130
1,649,863	Government National Mortgage Association, Series 2016-H13, Class FT, 1-month LIBOR + 0.580%, 2.809%, 5/20/2066(a)(d)	1,652,215
578,654	Government National Mortgage Association, Series 2016-H14, Class JZ, 4.376%, 8/20/2063(e)(f)(g)	599,987
571,550	Government National Mortgage Association, Series 2016-H19, Class CZ, 4.419%, 8/20/2066(e)(f)(g)	619,941
584,044	Government National Mortgage Association, Series 2016-H19, Class EZ, 5.304%, 6/20/2061(e)(f)(g)	603,123
1,234,339	Government National Mortgage Association, Series 2016-H19, Class FC, 1-month LIBOR + 0.400%, 2.629%, 8/20/2066(a)(d)	1,234,424
154,606	Government National Mortgage Association, Series 2016-H19, Class FE, 1-month LIBOR + 0.370%, 2.599%, 6/20/2061(a)(d)(f)(g)	153,824
940,356	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 2.629%, 9/20/2063(a)(d)	940,139
9,013,513	Government National Mortgage Association, Series 2016-H20, Class FG, 1-month LIBOR + 0.700%, 2.929%, 8/20/2066(a)(d)	9,048,919
3,323,566	Government National Mortgage Association, Series 2017-H14, Class FK, 1-year CMT + 0.200%, 2.140%, 5/20/2067(a)(d)	3,305,071
3,760,451	Government National Mortgage Association, Series 2017-H17, Class FG, 1-month LIBOR + 0.500%, 2.729%, 8/20/2067(a)(d)	3,762,190
30,611,344	Government National Mortgage Association, Series 2018-110, Class IO, 0.719%, 1/16/2060(e)(h)	2,169,674
39,628,344	Government National Mortgage Association, Series 2018-129, Class IO, 0.611%, 7/16/2060(e)(h)	2,601,137

	Collateralized Mortgage Obligations – continued
2,161,992	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 2.429%, 10/20/2064(a)(d)	2,158,693
4,308,658	Government National Mortgage Association, Series 2018-H04, Class FM, 1-month LIBOR + 0.300%, 2.529%, 3/20/2068(a)(d)	4,285,360
1,162,543	Government National Mortgage Association, Series 2018-H10, Class FJ, 1-month LIBOR + 0.250%, 2.479%, 6/20/2068(a)(d)	1,160,338
9,269,265	Government National Mortgage Association, Series 2018-H11, Class FJ, 12-month LIBOR + 0.080%, 2.590%, 6/20/2068(a)(d)	9,138,949
4,287,245	Government National Mortgage Association, Series 2018-H14, Class FG, 1-month LIBOR + 0.350%, 2.579%, 9/20/2068(a)(d)	4,282,805
3,776,427	Government National Mortgage Association, Series 2018-H16, Class CZ, 4.274%, 5/20/2068(e)	4,615,010
1,000,000	Government National Mortgage Association, Series 2019-31, Class V, 3.500%, 2/20/2039	1,040,419
14,680,534	Government National Mortgage Association, Series 2019-44, Class BS, 1-month LIBOR + 6.050%, 4.006%, 4/20/2049	2,305,242
12,280,000	Government National Mortgage Association, Series 2019-70, Class SK, 1-month LIBOR + 6.000%, 3.956%, 8/20/2043	3,544,289
8,454,260	Government National Mortgage Association, Series 2019-H01, Class FT, 1-month LIBOR + 0.400%, 2.629%, 10/20/2068(a)(d)	8,442,416
1,815,810	Government National Mortgage Association, Series 2019-H02, Class BZ, 4.289%, 1/20/2069(e)(f)	2,159,679
9,719,622	Government National Mortgage Association, Series 2019-H04, Class NA, 3.500%, 9/20/2068	10,345,648

		449,971,860

	Hybrid ARMs – 0.6%
67,030	FHLMC, 1-year CMT + 2.255%, 4.586%, 1/01/2035(a)(d)	70,799
1,228,563	FHLMC, 1-year CMT + 2.216%, 4.696%, 6/01/2035(a)(d)	1,295,370
105,515	FHLMC, 1-year CMT + 2.271%, 4.741%, 1/01/2036(a)(d)	110,139
619,259	FHLMC, 12-month LIBOR + 2.190%, 5.315%, 2/01/2037(a)(d)	659,004
198,570	FNMA, 6-month LIBOR + 1.544%, 3.881%, 2/01/2037(a)(d)	205,968
211,216	FNMA, 1-year CMT + 2.045%, 4.045%, 10/01/2035(a)(d)	214,517
203,549	FNMA, 12-month LIBOR + 1.878%, 4.534%, 9/01/2036(a)(d)	215,446

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Hybrid ARMs – continued
$502,378	FNMA, 12-month LIBOR + 1.655%, 4.574%, 8/01/2038(a)(d)	$524,657
1,668,366	FNMA, 12-month LIBOR + 1.722%, 4.690%, 9/01/2037(a)(d)	1,759,753
576,316	FNMA, 1-year CMT + 2.138%, 4.730%, 9/01/2034(a)(d)	606,832
1,254,334	FNMA, 1-year CMT + 2.211%, 4.810%, 6/01/2034(a)(d)	1,321,615

		6,984,100

	Mortgage Related – 30.9%
1,195,928	FHLMC, 3.500%, 3/01/2046(a)	1,245,331
558,066	FHLMC, 4.000%, 9/01/2045	589,183
41,837	FHLMC, 5.000%, 9/01/2035	46,189
6,200,319	FNMA, 2.500%, with various maturities from 2046 to 2057(a)(i)	6,180,356
6,433,723	FNMA, 4.000%, with various maturities from 2041 to 2052(a)(i)	6,780,220
1,458,300	FNMA, 4.500%, with various maturities from 2045 to 2046(a)(i)	1,559,259
349,957	FNMA, 5.500%, 8/01/2034(a)	395,755
3,825	FNMA, 6.000%, 10/01/2034	4,402
792,593	GNMA, 1-month LIBOR + 0.531%, 2.929%, 8/20/2063(d)	801,598
15,863	GNMA, 3.763%, 11/20/2061(e)	15,974
106,469	GNMA, 3.881%, 8/20/2062(e)	106,856
28,262	GNMA, 3.923%, 10/20/2061(e)	28,369
1,421,101	GNMA, 1-month LIBOR + 1.718%, 4.093%, 2/20/2061(a)(d)	1,477,988
147,038	GNMA, 4.119%, 1/20/2062(a)(e)	147,467
27,899	GNMA, 4.126%, 10/20/2061(e)	28,590
6,703	GNMA, 4.129%, 6/20/2062(e)	6,737
355,110	GNMA, 1-month LIBOR + 1.735%, 4.133%, 7/20/2060(d)	371,120
80,326	GNMA, 4.140%, 10/20/2061(a)(e)	80,366
244,847	GNMA, 4.176%, 7/20/2062(e)	246,446
103,548	GNMA, 4.187%, 2/20/2062(a)(e)	103,888
249,545	GNMA, 1-month LIBOR + 1.790%, 4.188%, 9/20/2060(d)	260,860
64,860	GNMA, 4.213%, 8/20/2061(e)	65,651
7,600	GNMA, 4.224%, 5/20/2062(e)	7,656
116,433	GNMA, 4.233%, 12/20/2061(a)(e)	118,162
305,561	GNMA, 4.234%, 3/20/2062(a)(e)	305,715
48,096	GNMA, 4.238%, 2/20/2063(e)	48,601
38,166	GNMA, 4.248%, 12/20/2061(e)	38,399
700,805	GNMA, 4.295%, 3/20/2063(e)	710,850
6,917	GNMA, 4.307%, 5/20/2062(e)	7,024
5,124	GNMA, 4.310%, 12/20/2060(e)	5,282
21,133	GNMA, 4.317%, 3/20/2062(e)	21,400
711	GNMA, 4.331%, 5/20/2062(e)	721
41,027	GNMA, 4.349%, 3/20/2062(e)	41,686
1,047,175	GNMA, 4.356%, 5/20/2063(a)(e)	1,068,659
576,610	GNMA, 4.357%, 6/20/2063(e)	586,202
19,311	GNMA, 4.360%, 10/20/2062(e)	19,559
1,976,290	GNMA, 4.389%, 2/20/2063(a)(e)	1,995,851
56,141	GNMA, 4.393%, 6/20/2062(e)	56,399
12,579	GNMA, 4.395%, 12/20/2062(e)	12,679
1,018,880	GNMA, 4.403%, 7/20/2061(e)	1,057,877

	Mortgage Related – continued
1,806,715	GNMA, 1-month LIBOR + 2.003%, 4.403%, 2/20/2063(a)(d)	1,879,029
35,435	GNMA, 4.407%, 2/20/2067(e)	39,040
231,472	GNMA, 4.409%, with various maturities from 2063 to 2064(e)(i)	234,275
1,330,997	GNMA, 4.413%, 4/20/2063(a)(e)	1,351,761
41,717	GNMA, 4.418%, with various maturities from 2062 to 2063(e)(i)	42,134
35,328	GNMA, 4.436%, with various maturities from 2062 to 2063(e)(i)	35,950
14,975	GNMA, 4.448%, 3/20/2063(e)	15,187
586,162	GNMA, 4.450%, 1/20/2067(a)(e)	593,702
1,203,712	GNMA, 4.451%, 4/20/2066(a)(e)	1,295,384
935,711	GNMA, 4.452%, 4/20/2063(a)(e)	950,802
38,489	GNMA, 4.470%, 1/20/2067(e)	42,583
412,675	GNMA, 4.479%, 7/20/2063(a)(e)	418,294
89,232	GNMA, 4.487%, 11/20/2063(e)	90,534
36,654	GNMA, 4.488%, 4/20/2067(e)	37,396
148,035	GNMA, 4.500%, 9/20/2060(e)	150,421
2,484,897	GNMA, 4.504%, 6/20/2063(a)(e)	2,524,406
2,066,832	GNMA, 4.505%, 2/20/2067(a)(e)	2,288,933
486,211	GNMA, 4.508%, 1/20/2063(e)	490,333
213,171	GNMA, 4.510%, 1/20/2063(e)	215,152
2,101,523	GNMA, 4.519%, 3/20/2063(a)(e)	2,124,673
2,809,959	GNMA, 4.523%, 12/20/2064(a)(e)	3,029,864
2,712,791	GNMA, 4.526%, 4/20/2067(a)(e)	3,018,849
23,375	GNMA, 4.528%, 3/20/2063(e)	23,642
2,499,740	GNMA, 4.535%, 12/20/2066(a)(e)	2,763,331
1,171,551	GNMA, 4.536%, 11/20/2063(e)	1,246,328
12,329,386	GNMA, 4.548%, 6/20/2067(a)(e)	13,735,087
976,525	GNMA, 4.549%, 7/20/2067(e)	1,089,153
4,692,200	GNMA, 4.556%, with various maturities from 2064 to 2066(a)(e)(i)	5,063,182
732,564	GNMA, 4.559%, 8/20/2063(e)	744,442
1,285,258	GNMA, 4.565%, with various maturities from 2062 to 2068(e)(i)	1,375,616
1,285,050	GNMA, 4.566%, with various maturities from 2063 to 2067(e)(i)	1,408,201
155,296	GNMA, 4.567%, 4/20/2065(e)	168,481
3,552,880	GNMA, 4.568%, 4/20/2067(a)(e)	3,971,869
267,150	GNMA, 4.570%, with various maturities from 2062 to 2063(e)(i)	270,441
67,008	GNMA, 4.572%, 6/20/2062(e)	67,395
836	GNMA, 4.573%, 2/20/2062(e)	839
7,148,970	GNMA, 4.575%, with various maturities from 2065 to 2067(a)(e)(i)	7,841,156
1,393,153	GNMA, 4.581%, 12/20/2063(e)	1,492,624
82,929	GNMA, 4.592%, 10/20/2062(e)	83,457
779,020	GNMA, 4.593%, 7/20/2067(e)	864,506
4,785,098	GNMA, 4.601%, 5/20/2067(a)(e)	5,331,042
5,354,279	GNMA, 4.605%, with various maturities from 2066 to 2067(a)(e)(i)	5,903,767
1,800,986	GNMA, 4.606%, with various maturities in 2067(e)(i)	1,964,513
1,233,845	GNMA, 4.608%, 12/20/2063(e)	1,311,912
3,941,915	GNMA, 4.609%, 8/20/2067(a)(e)	4,443,940
9,369,249	GNMA, 4.610%, 7/20/2067(a)(e)	10,397,430
122,020	GNMA, 4.611%, 9/20/2062(e)	123,839

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Mortgage Related – continued
$1,459,413	GNMA, 4.615%, 1/20/2067(a)(e)	$1,621,557
2,254	GNMA, 4.630%, 3/20/2062(e)	2,427
46,383	GNMA, 4.631%, 9/20/2063(e)	49,647
835,086	GNMA, 4.638%, with various maturities from 2062 to 2063(e)(i)	891,698
3,055,960	GNMA, 4.648%, 6/20/2066(a)(e)	3,348,861
6,703,103	GNMA, 4.649%, 5/20/2067(a)(e)	7,491,834
46,785	GNMA, 4.650%, with various maturities from 2061 to 2064(e)(i)	50,312
3,360,486	GNMA, 4.655%, 3/20/2067(a)(e)	3,837,104
153,791	GNMA, 4.659%, with various maturities from 2062 to 2067(e)(i)	162,026
1,053,263	GNMA, 4.669%, 10/20/2064(e)	1,134,841
744,825	GNMA, 4.674%, 11/20/2063(e)	802,923
1,316,537	GNMA, 4.686%, 5/20/2064(a)(e)	1,418,723
2,324	GNMA, 4.697%, 3/20/2061(e)	2,361
271,323	GNMA, 4.700%, with various maturities in 2061(e)(i)	278,878
835,586	GNMA, 1-month LIBOR + 2.310%, 4.707%, 6/20/2065(d)	888,626
10,565	GNMA, 4.710%, 8/20/2061(e)	10,855
559,619	GNMA, 4.730%, 12/20/2063(e)	594,990
10	GNMA, 4.740%, 10/20/2060(e)	12
5,653	GNMA, 4.810%, with various maturities from 2060 to 2061(e)(i)	6,276
249,954	GNMA, 4.887%, 12/20/2061(a)(e)	276,120
107,201	GNMA, 4.940%, 2/20/2062(a)(e)	107,567
12,556	GNMA, 4.980%, 1/20/2062(e)	12,703
2,523	GNMA, 4.988%, 3/20/2062(e)	2,569
1,385	GNMA, 5.060%, 6/20/2061(e)	1,571
22,061	GNMA, 5.088%, 1/20/2062(e)	22,302
15,886	GNMA, 5.108%, 6/20/2061(a)(e)	16,161
3,387	GNMA, 5.129%, 2/20/2062(e)	3,432
886	GNMA, 5.139%, 9/20/2063(e)	909
31,658	GNMA, 5.140%, 5/20/2060(e)	31,830
10,909	GNMA, 5.240%, 5/20/2060(e)	11,073
12,590	GNMA, 5.302%, 7/20/2060(e)	12,586
308	GNMA, 5.312%, 3/20/2064(e)	334
883	GNMA, 5.336%, 12/20/2061(e)	951
408	GNMA, 5.338%, 6/20/2062(e)	440
499	GNMA, 5.395%, 11/20/2063(e)	533
2,147	GNMA, 5.460%, with various maturities in 2059(e)(i)	2,389
94	GNMA, 5.470%, with various maturities in 2059(e)(i)	102
9,097	GNMA, 5.486%, 5/20/2060(e)	9,120
8,728	GNMA, 5.500%, with various maturities from 2058 to 2060(e)(i)	9,109
6,864	GNMA, 5.585%, 11/20/2059(e)	7,766
500	GNMA, 5.634%, 6/20/2061(e)	543
436	GNMA, 5.644%, 9/20/2059(e)	480
15,751	GNMA, 5.653%, 2/20/2060(e)	15,903
3,462	GNMA, 5.669%, 6/20/2059(e)	3,936
4,835	GNMA, 5.744%, 12/20/2059(e)	4,913
129,610,000	GNMA (TBA), 3.000%, 12/01/2049(j)	132,761,650
106,350,000	UMBS® (TBA), 3.000%, 11/01/2049(j)	107,878,781

		382,989,946

	Non-Agency Commercial Mortgage-Backed Securities – 8.1%
4,155,000	BANK, Series 2019-BN19, Class A3, 3.183%, 8/15/2061	4,404,979
2,720,000	BANK, Series 2019-BN20, Class A3, 3.011%, 9/15/2061	2,841,720
4,185,000	Benchmark Mortgage Trust, Series 2019-B13, Class A4, 2.952%, 8/15/2057(f)	4,310,241
510,000	Cali Mortgage Trust, Series 2019-101C, Class A, 3.957%, 3/10/2039, 144A	572,117
2,424,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	2,462,641
2,572,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR13, Class A4, 4.194%, 11/10/2046(a)(e)	2,772,240
2,605,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR6, Class A4, 3.101%, 3/10/2046(a)	2,674,322
5,595,000	Commercial Mortgage Pass Through Certificates, Series 2013-WWP, Class A2, 3.424%, 3/10/2031, 144A	5,846,080
411,421	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	411,297
2,464,969	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047(a)	2,539,301
1,220,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A4, 3.691%, 3/10/2047	1,288,388
1,300,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,386,995
2,520,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS5, Class A4, 3.838%, 9/10/2047(a)	2,687,851
3,110,000	Commercial Mortgage Pass Through Certificates, Series 2015-DC1, Class A5, 3.350%, 2/10/2048(a)	3,264,738
1,200,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	1,255,396
2,250,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class B, 1-month LIBOR +1.900%, 3.928%, 1/15/2034, 144A(d)	2,257,083
5,200,000	GS Mortgage Securities Corp. II, Series 2013-KING, Class C, 3.550%, 12/10/2027, 144A(a)(e)	5,197,181
5,775,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(a)(e)	6,023,563
3,461,000	GS Mortgage Securities Trust, Series 2013-GC16, Class B, 5.161%, 11/10/2046(a)(e)	3,816,878
2,930,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047(a)	3,146,970

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$1,416,000	GS Mortgage Securities Trust, Series 2014-GC20, Class A5, 3.998%, 4/10/2047	$1,518,047
3,425,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A(a)	3,587,392
1,385,043	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047(a)	1,424,158
2,735,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048(a)	2,811,381
2,338,487	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047(a)	2,375,505
1,000,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.671%, 6/15/2044, 144A(e)	1,010,441
3,135,000	Morgan Stanley Capital I Trust, Series 2013-ALTM, Class A2, 3.828%, 2/05/2035, 144A(a)(e)	3,236,477
3,475,000	RBS Commercial Funding, Inc., Trust, Series 2013-SMV, Class C, 3.704%, 3/11/2031, 144A(e)	3,484,497
1,865,717	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class A, 1-month LIBOR + 1.220%, 3.248%, 11/15/2027, 144A(a)(d)	1,863,271
6,500,000	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class B, 1-month LIBOR + 1.650%, 3.678%, 11/15/2027, 144A(a)(d)	6,490,062
1,350,000	UBS Commercial Mortgage Trust, Series 2019-C16, Class A4, 3.605%, 4/15/2052	1,472,454
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Class ASB, 3.400%, 6/15/2048(a)	4,145,429
1,465,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A4, 3.723%, 5/15/2047	1,544,552
1,635,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class A5, 3.995%, 5/15/2047	1,756,079
4,328,548	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	4,465,062

		100,344,788

	Total Bonds and Notes

	(Identified Cost $1,409,434,761)	1,391,885,152

Collateralized Loan Obligations – 2.6%
1,053,205	Acis CLO Ltd., Series 2014-3A, Class A1A, 3-month LIBOR + 1.510%, 3.763%, 2/01/2026, 144A(d)	1,053,816
2,199,566	Acis CLO Ltd., Series 2014-4A, Class A, 3-month LIBOR + 1.420%, 3.673%, 5/01/2026, 144A(d)	2,202,761
3,503,466	B&M CLO Ltd., Series 2014-1A, Class A1R, 3-month LIBOR + 0.730%, 3.052%, 4/16/2026, 144A(d)	3,499,409
3,190,128	Hull Street CDO Ltd., Series 2014-1A, Class AR, 3-month LIBOR + 1.220%, 3.520%, 10/18/2026, 144A(d)	3,193,396
2,089,680	CVP Cascade CLO Ltd., Series 2014-2A, Class A1R, 3-month LIBOR + 1.200%, 3.500%, 7/18/2026, 144A(d)	2,089,830
1,623,686	Halcyon Loan Advisors Funding Ltd., Series 2014-2A, Class A1BR, 3-month LIBOR + 1.180%, 3.436%, 4/28/2025, 144A(d)	1,624,507
1,649,867	Halcyon Loan Advisors Funding Ltd., Series 2014-1A, Class A1R, 3-month LIBOR + 1.130%, 3.430%, 4/18/2026, 144A(d)	1,650,397
1,506,100	Staniford Street CLO Ltd., Series 2014-1A, Class AR, 3-month LIBOR + 1.180%, 3.299%, 6/15/2025, 144A(d)	1,505,496
2,130,000	Venture XXI CLO Ltd., Series 2015-21A, Class AR, 3-month LIBOR + 0.880%, 3.183%, 7/15/2027, 144A(d)	2,130,028
3,830,000	Jamestown CLO VII Ltd., Series 2015-7A, Class A1R, 3-month LIBOR + 0.830%, 3.106%, 7/25/2027, 144A(d)	3,813,273
3,960,000	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3-month LIBOR + 0.820%, 3.123%, 10/13/2027, 144A(d)	3,942,307
2,567,000	Venture VII CDO Ltd., Series 2006-7A, Class B, 3-month LIBOR + 0.380%, 2.658%, 1/20/2022, 144A(d)	2,561,127
2,630,759	Elevation CLO Ltd., Series 2015-4A, Class AR, 3-month LIBOR + 0.990%, 3.290%, 4/18/2027, 144A(d)	2,631,008

	Total Collateralized Loan Obligations

	(Identified Cost $31,925,791)	31,897,355

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Loan Participations – 0.4%

	ABS Other – 0.4%
$4,336,027	Harbour Aircraft Investments Ltd., Series 2017-1, Class A, 4.000%, 11/15/2037(f) (Identified Cost $4,310,781)	$4,421,731

Short-Term Investments – 4.1%
12,593,975	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $12,594,360 on 10/01/2019 collateralized by $10,265,000 U.S. Treasury Note, 2.625% due 12/31/2025 valued at $10,952,663; $1,865,000 U.S. Treasury Note, 2.250% due 4/30/2021 valued at $1,897,611 including accrued interest (Note 2 of Notes to Financial Statements)	12,593,975
1,450,000	U.S. Treasury Bills, 2.497%, 1/02/2020(k)(l)	1,443,217
7,110,000	U.S. Treasury Bills, 2.320%, 11/21/2019(k)(l)	7,091,930
25,000,000	U.S. Treasury Bills, 1.863%-1.885%, 12/19/2019(k)(m)	24,905,351
5,000,000	U.S. Treasury Bills, 1.846%, 12/26/2019(k)	4,978,679

	Total Short-Term Investments

	(Identified Cost $50,996,034)	51,013,152

	Total Investments – 119.4%

	(Identified Cost $1,496,667,367)	1,479,217,390

	Other assets less liabilities—(19.4)%	(240,082,356)

	Net Assets – 100.0%	$1,239,135,034

(†)	See Note 2 of Notes to Financial Statements.

(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts or TBA transactions.

(b)	Illiquid security. (Unaudited)

(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of these securities amounted to $14,130,669 or 1.1% of net assets. See Note 2 of Notes to Financial Statements.

(d)	Variable rate security. Rate as of September 30, 2019 is disclosed.

(e)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.

(f)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(g)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $19,526,937 or 1.6% of net assets. See Note 2 of Notes to Financial Statements.

(h)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(i)	The Fund’s investment in mortgage related securities of Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

(j)	When-issued/delayed delivery. See Note 2 of Notes to Financial Statements.

(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(l)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

(m)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $340,812,592 or 27.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
ARS	Auction Rate Security
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit
SLM	Sallie Mae
TBA	To Be Announced
UMBS®	Uniform Mortgage-Backed Securities

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Securitized Asset Fund – continued

At September 30, 2019, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	12/31/2019	74	$15,985,017	$15,947,000	$38,017
5 Year U.S. Treasury Note	12/31/2019	185	22,163,518	22,042,461	121,057
Ultra 10 Year U.S. Treasury Note	12/19/2019	164	23,589,942	23,354,625	235,317

Total					$394,391

At September 30, 2019, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[2]	Market Value	Unrealized Appreciation (Depreciation)[3]
63,000,000	USD	3/04/2024	2.564%	3-month LIBOR	$(2,834,380)	$(2,854,771)
50,000,000	USD	5/23/2024	2.222%	3-month LIBOR	(1,595,985)	(1,874,731)

Total					$(4,430,365)	$(4,729,502)

1  Payments are made semiannually.

2 Payments are made quarterly.

3 Differences between unrealized appreciation (depreciation) and market value, if any, are due to net interest receivable (payable) balances.

Industry Summary at September 30, 2019

Collateralized Mortgage Obligations	36.3%
Mortgage Related	30.9
ABS Car Loan	8.9
Agency Commercial Mortgage-Backed Securities	8.8
Non-Agency Commercial Mortgage-Backed Securities	8.1
ABS Other	7.6
ABS Home Equity	5.1
ABS Student Loan	3.6
Other Investments, less than 2% each	3.4
Short-Term Investments	4.1
Collateralized Loan Obligations	2.6

Total Investments	119.4
Other assets less liabilities (including swap agreements and futures contracts)	(19.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Statements of Assets and Liabilities

September 30, 2019

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$173,541,210	$1,496,667,367
Net unrealized appreciation (depreciation)	1,137	(17,449,977)

Investments at value	173,542,347	1,479,217,390
Cash	98,683	—
Due from brokers (Note 2)	—	1,543,133
Receivable for Fund shares sold	313,180	4,012,078
Receivable for securities sold	874,929	78,000
Receivable for when-issued/delayed delivery securities sold (Note 2)	—	464,557,665
Collateral received for delayed delivery securities (Note 2)	—	390,000
Interest receivable	2,065,923	4,575,251
Tax reclaims receivable	—	585
Receivable for variation margin on futures contracts (Note 2)	—	16,109
Receivable for variation margin on centrally cleared swap agreements (Note 2)	—	30,700

TOTAL ASSETS	176,895,062	1,954,420,911

LIABILITIES
Payable for securities purchased	2,777,496	8,875,098
Payable for when-issued/delayed delivery securities purchased (Note 2)	—	705,806,328
Payable for Fund shares redeemed	14,961	214,451
Due to brokers (Note 2)	—	390,000

TOTAL LIABILITIES	2,792,457	715,285,877

NET ASSETS	$174,102,605	$1,239,135,034

NET ASSETS CONSIST OF:
Paid-in capital	$174,573,317	$1,305,466,878
Accumulated loss	(470,712)	(66,331,844)

NET ASSETS	$174,102,605	$1,239,135,034

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$174,102,605	$1,239,135,034

Shares of beneficial interest	16,654,765	124,664,820

Net asset value, offering and redemption price per share	$10.45	$9.94

See accompanying notes to financial statements.

35  |

Statements of Operations

For the Year Ended September 30, 2019

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$8,696,146	$45,964,546
Dividends	125,888	—
Less net foreign taxes withheld	—	(5,458)

Investment income	8,822,034	45,959,088

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND SWAP AGREEMENTS
Net realized gain (loss) on:
Investments	(749,555)	17,605,970
Futures contracts	—	(2,356,205)
Swap agreements	—	333,994
Net change in unrealized appreciation (depreciation) on:
Investments	(44,613)	41,112,756
Futures contracts	—	673,359
Swap agreements	—	(4,729,502)

Net realized and unrealized gain (loss) on investments, futures contracts and swap agreements	(794,168)	52,640,372

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,027,866	$98,599,460

See accompanying notes to financial statements.

|  36

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Investment income	$8,822,034	$7,612,305	$45,959,088	$43,239,779
Net realized gain (loss) on investments, futures contracts and swap agreements	(749,555)	2,220,178	15,583,759	(9,451,581)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap agreements	(44,613)	(5,399,405)	37,056,613	(29,190,948)

Net increase in net assets resulting from operations	8,027,866	4,433,078	98,599,460	4,597,250

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(10,688,805)	(7,763,560)	(64,801,602)	(62,940,373)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	37,343,416	377,880	55,883,032	74,159,634

Net increase (decrease) in net assets	34,682,477	(2,952,602)	89,680,890	15,816,511
NET ASSETS
Beginning of the year	139,420,128	142,372,730	1,149,454,144	1,133,637,633

End of the year	$174,102,605	$139,420,128	$1,239,135,034	$1,149,454,144

See accompanying notes to financial statements.

37  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Opportunities Fund – Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$10.69	$10.95	$10.66	$10.11	$10.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Investment income(a)	0.60	0.58	0.62	0.60	0.55
Net realized and unrealized gain (loss)	(0.08)	(0.24)	0.30	0.60	(0.81)

Total from Investment Operations	0.52	0.34	0.92	1.20	(0.26)

LESS DISTRIBUTIONS FROM:
Investment income	(0.62)	(0.60)	(0.63)	(0.62)	(0.55)
Net realized capital gains	(0.14)	—	—	(0.03)	—

Total Distributions	(0.76)	(0.60)	(0.63)	(0.65)	(0.55)

Net asset value, end of the period	$10.45	$10.69	$10.95	$10.66	$10.11

Total return	5.14%	3.21%	8.91%	12.55%	(2.61)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$174,103	$139,420	$142,373	$135,706	$120,168
Net expenses(b)	—	—	—	—	—
Gross expenses(b)	—	—	—	—	—
Investment income	5.78%	5.45%	5.74%	5.94%	5.12%
Portfolio turnover rate	48%	42%	37%	36%	28%

(a)	Per share investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

	Securitized Asset Fund – Institutional Class
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$9.65		$10.16	$10.57	$10.62	$10.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Investment income(a)	0.39		0.37	0.39	0.40	0.37
Net realized and unrealized gain (loss)	0.45		(0.33)	(0.25)	0.04	0.06

Total from Investment Operations	0.84		0.04	0.14	0.44	0.43

LESS DISTRIBUTIONS FROM:
Investment income	(0.55)		(0.55)	(0.55)	(0.49)	(0.54)

Net asset value, end of the period	$9.94		$9.65	$10.16	$10.57	$10.62

Total return	8.97%		0.39%	1.40%	4.27%	4.13%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,239,135		$1,149,454	$1,133,638	$1,015,859	$945,208
Net expenses(b)	—		—	—	—	—
Gross expenses(b)	—		—	—	—	—
Investment income	3.98%		3.81%	3.78%	3.84%	3.47%
Portfolio turnover rate	369	%(c)	259%	313%	306%	272%

(a)	Per share investment income has been calculated using the average shares outstanding during the period.
(b)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(c)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of TBA securities (see Note 2 of Notes to Financial Statements).

See accompanying notes to financial statements.

|  38

Notes to Financial Statements

September 30, 2019

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Advisors, L.P. (“Natixis Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

39  |

Notes to Financial Statements – continued

September 30, 2019

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2019, securities held by the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Opportunities Fund	$1,624,772	0.9%	$35,640	Less than 0.1%
Securitized Asset Fund	14,130,669	1.1%	19,526,937	1.6%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2019.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the

|  40

Notes to Financial Statements – continued

September 30, 2019

time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements. The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

g.  When-Issued and Delayed Delivery Transactions. The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

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Notes to Financial Statements – continued

September 30, 2019

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Stripped Securities. Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

i.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, contingent payment debt instruments, interest rate swaps, defaulted bonds and/or non-income producing securities, distribution re-designations, convertible bonds and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, premium amortization, defaulted bonds and/or non-income producing securities, contingent payment debt instruments, convertible bonds, futures contracts mark-to-market and swap adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax characterization of distributions paid to shareholders during the years ended September 30, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$9,838,729	$850,076	$10,688,805	$7,763,560	$—	$7,763,560
Securitized Asset Fund	64,801,602	—	64,801,602	62,940,373	—	62,940,373

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Notes to Financial Statements – continued

September 30, 2019

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$642,619	$6,081,706

Capital loss carryforward:
Short-term:
No expiration date	—	(1,164,884)
Long-term:
No expiration date	(706,200)	(49,368,347)

Total capital loss carryforward	(706,200)	(50,533,231)

Unrealized depreciation	(382,262)	(21,880,319)

Total accumulated losses	$(445,843)	$(66,331,844)

As of September 30, 2019, the tax cost of investments (including derivatives) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Federal tax cost	$173,924,609	$1,496,667,344

Gross tax appreciation	$6,007,158	$25,794,947
Gross tax depreciation	(6,389,420)	(47,675,266)

Net tax depreciation	$(382,262)	$(21,880,319)

k.  Senior Loans. Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

l.  Loan Participations. A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, a Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

m.  Collateralized Loan Obligations. Each Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

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Notes to Financial Statements – continued

September 30, 2019

n.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

o.  Due to/from Brokers. Transactions and positions in certain futures contracts and delayed delivery commitments are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Securitized Asset Fund represents cash pledged as initial margin for futures contracts or as collateral for delayed delivery securities. The due to brokers balance in the Statements of Assets and Liabilities for Securitized Asset Fund represents cash received as collateral for delayed delivery securities. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

p.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2019, neither Fund had loaned securities under this agreement.

q.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

r.  New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated the application of this provision and has determined there will be no impact on the net asset value of the Funds.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Financial Statements – continued

September 30, 2019

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Finance Companies	$—	$6,436,396	$35,640	(b)	$6,472,036
Non-Agency Commercial Mortgage-Backed Securities	—	1,591,976	89,787	(c)	1,681,763
All Other Non-Convertible Bonds(a)	—	134,995,650	—		134,995,650

Total Non-Convertible Bonds	—	143,024,022	125,427		143,149,449

Convertible Bonds(a)	—	10,454,368	—		10,454,368

Total Bonds and Notes	—	153,478,390	125,427		153,603,817

Senior Loans(a)	—	1,582,760	—		1,582,760
Preferred Stocks
Food & Beverage	—	2,357,826	—		2,357,826
Midstream	—	—	260,608	(c)	260,608

Total Preferred Stocks	—	2,357,826	260,608		2,618,434

Common Stocks
Chemicals	—	158,731	—		158,731
All Other Common Stocks(a)	315,934	—	—		315,934

Total Common Stocks	315,934	158,731	—		474,665

Short-Term Investments	—	15,262,671	—		15,262,671

Total	$315,934	$172,840,378	$386,035		$173,542,347

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Valued using broker-dealer bid prices.

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Notes to Financial Statements – continued

September 30, 2019

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Home Equity	$—	$61,065,380	$2,026,262	(b)	$63,091,642
ABS Other	—	89,265,462	484,855	(c)	89,750,317
ABS Student Loan	—	37,589,410	7,075,876	(c)	44,665,286
Agency Commercial Mortgage-Backed Securities	—	103,992,674	5,042,467	(d)	109,035,141
Collateralized Mortgage Obligations	—	433,653,870	16,317,990	(e)	449,971,860
Non-Agency Commercial Mortgage-Backed Securities	—	96,034,547	4,310,241	(c)	100,344,788
All Other Bonds and Notes(a)	—	535,026,118	—		535,026,118

Total Bonds and Notes	—	1,356,627,461	35,257,691		1,391,885,152

Collateralized Loan Obligations	—	31,897,355	—		31,897,355
Loan Participations(a)	—	—	4,421,731	(c)	4,421,731
Short-Term Investments	—	51,013,152	—		51,013,152

Total Investments	—	1,439,537,968	39,679,422		1,479,217,390

Futures Contracts (unrealized appreciation)	394,391	—	—		394,391

Total	$394,391	$1,439,537,968	$39,679,422		$1,479,611,781

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	$—	$(4,729,502)	$—	$(4,729,502)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices ($1,700,103) or fair valued by the Fund’s adviser ($326,159).
(c)	Valued using broker-dealer bid prices.
(d)	Fair valued by the Fund’s adviser.
(e)	Valued using broker-dealer bid prices ($2,159,679) or fair valued by the Fund’s adviser ($14,158,311).

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2018 and/or September 30, 2019:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
Non-Convertible Bonds
Airlines	$311,867	$—	$(4,457)	$4,363	$—	$(311,773)	$—	$—	$—	$—
Finance Companies	—	—	—	(61,320)	—	(3,000)	99,960	—	35,640	(61,320)
Home Construction	2	—	(200,000)	199,998	—	—	—	—	—	—
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	7,392	—	—	82,395	—	89,787	7,392
Preferred Stocks
Midstream	—	—	—	(204,711)	—	—	465,319	—	260,608	(204,711)

Total	$311,869	$—	$(204,457)	$(54,278)	$—	$(314,773)	$647,674	$—	$386,035	$(258,639)

A debt security valued at $99,960 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019 this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

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Notes to Financial Statements – continued

September 30, 2019

A debt security valued at $82,395 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

Preferred stocks valued at $465,319 were transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
ABS Car Loan	$1,999,740	$—	$—	$—	$—	$—	$—	$(1,999,740)	$—	$—
ABS Home Equity	179,995	—	(4,218)	5,743	1,699,938	(144,020)	288,824	—	2,026,262	1,528
ABS Other	—	—	141	1,218	533,496	(50,000)	—	—	484,855	1,218
ABS Student Loan	8,002,399	—	2,033	(605)	914,049	(1,842,000)	—	—	7,075,876	364
Agency Commercial Mortgage-Backed Securities	249,179	—	(1,247,430)	(414,255)	—	—	6,454,973	—	5,042,467	(414,252)
Collateralized Mortgage Obligations	12,852,557	—	(1,454,183)	1,008,722	4,196,975	(6,890,325)	16,955,830	(10,351,586)	16,317,990	1,005,007
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	—	4,310,241	—	—	—	4,310,241	—
Loan Participations
ABS Other	5,055,075	1,516	4,515	116,352	—	(755,727)	—	—	4,421,731	116,939

Total	$28,338,945	$1,516	$(2,699,142)	$717,175	$11,654,699	$(9,682,072)	$23,699,627	$(12,351,326)	$39,679,422	$710,804

Debt securities valued at $23,699,627 were transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019 these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $12,351,326 were transferred from Level 3 to Level 2 during the period ended September 30, 2019. At September 30, 2018, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

The significant unobservable inputs used for those securities fair valued by the adviser and categorized in Level 3 as of September 30, 2019, were as follows:

Description	Valuation Technique(s)	Unobservable Input	Unobservable Input Value(s)	Value
Bonds and Notes
ABS Home Equity	Market Discount	Discount Rate[1]	1.00% - 3.00%	$326,159
Agency Commercial Mortgage-Backed Securities	Market Discount	Discount Rate[1]	1.00% - 2.00%	5,042,467
Collateralized Mortgage Obligations	Market Discount	Discount Rate[1]	0.50% - 2.00%	14,158,311

Total				$19,526,937

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Notes to Financial Statements – continued

September 30, 2019

1 “Odd lot” securities (those with current principal below the normal trading size) are valued using a discount to the “round lot” price for the same security. The significant unobservable input used in the fair value measurement is the discount rate. Discount rates are set at a specific fixed rate depending on the size of the odd lot. The Unobservable Input Value(s) noted above reflect a range due to the fact that there are multiple odd lot securities within each asset type that have had different discount rates applied. A significant change in the discount rate could have a material effect on the fair value measurement. There is an inverse relationship between the discount rate and the fair value measurement, meaning a significant increase in the discount rate would result in a lower fair value measurement, and vice versa.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Securitized Asset Fund used during the period include futures contracts and swap agreements.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swaps to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended September 30, 2019, Securitized Asset Fund used futures contracts to hedge against changes in interest rates and used both futures contracts and interest rate swaps to manage duration.

Additionally, during the year ended September 30, 2019, Securitized Asset Fund used interest rate swaps to gain investment exposure.

The following is a summary of derivative instruments for Securitized Asset Fund as of September 30, 2019, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives

Interest rate contracts	$394,391

Liabilities	Swap agreements at value[2]
Exchange-traded/cleared liability derivatives

Interest rate contracts	$(4,430,365)

1 Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

2 Represents swap agreements, at value. Only the current day’s variation margin on swap agreements is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2019 as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Swap agreements
Interest rate contracts	$(2,356,205)	$333,994

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Swap agreements
Interest rate contracts	$673,359	$(4,729,502)

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract and swap agreement activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2019:

Securitized Asset Fund	Futures	Interest Rate Swaps
Average Notional Amount Outstanding	11.18%	4.99%
Highest Notional Amount Outstanding	19.78%	9.61%
Lowest Notional Amount Outstanding	3.95%	0.00%
Notional Amount Outstanding as of September 30, 2019	4.95%	9.12%

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Notes to Financial Statements – continued

September 30, 2019

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
Securitized Asset Fund	$3,466,845	$3,466,845

5.  Purchases and Sales of Securities. For the year ended September 30, 2019, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$6,416,389	$7,751,529	$86,008,251	$62,462,104
Securitized Asset Fund	5,061,543,811	5,221,923,208	371,381,960	243,601,032

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses and all other expenses incurred; and other operating expenses of the Funds, as applicable.

Loomis Sayles serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust. Natixis Distribution currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distribution to the extent that Natixis Distribution incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds.

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Notes to Financial Statements – continued

September 30, 2019

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, Trustees fees and expenses allocable to the Funds.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

e.  Payment by Affiliates. For the year ended September 30, 2019, Loomis Sayles reimbursed Securitized Asset Fund $35,219 in connection with a trading error.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds (applicable allocations to the Funds are paid by Loomis Sayles) based on their average daily unused portion of the line of credit. Loomis Sayles, on behalf of the Funds, paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement.

For the year ended September 30, 2019, neither Fund had borrowings under this agreement.

8.  Concentration of Risk. Securitized Asset Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Opportunities Fund	5	97.78%
Securitized Asset Fund	3	96.77%

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Notes to Financial Statements – continued

September 30, 2019

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,368,732	$55,556,767	2,002,293	$21,483,869
Issued in connection with the reinvestment of distributions	593,934	6,147,496	418,948	4,484,671
Redeemed	(2,346,806)	(24,360,847)	(2,387,044)	(25,590,660)

Increase from capital share transactions	3,615,860	$37,343,416	34,197	$377,880

	Securitized Asset Fund

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	32,004,897	$312,974,724	29,974,095	$295,773,405
Issued in connection with the reinvestment of distributions	1,503,724	14,632,987	1,365,477	13,460,028
Redeemed	(27,921,888)	(271,724,679)	(23,814,351)	(235,073,799)

Increase from capital share transactions	5,586,733	$55,883,032	7,525,221	$74,159,634

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund (two of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2019, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
High Income Opportunities Fund	0.66%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2019, unless subsequently determined to be different.

Fund	Amount
High Income Opportunities Fund	$850,076

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities Fund

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Loomis Sayles Bond Fund

Annual Report

September 30, 2019

Portfolio Review	1

Portfolio of Investments	13

Financial Statements	30

Notes to Financial Statements	37

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-633-3330. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/loomissayles.

LOOMIS SAYLES BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Institutional Class	LSBDX
Daniel J. Fuss, CFA®, CIC	Retail Class	LSBRX
Brian P. Kennedy	Admin Class	LBFAX
Elaine M. Stokes	Class N	LSBNX

Investment Objective

The Fund’s investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

Investment grade corporates generated robust returns and finished the period as the top performing major fixed income category. In addition to benefiting from the rally in rate-sensitive assets, IG corporates were boosted by both positive earnings trends and healthy investor risk appetites.

High yield bonds posted a gain but lagged most other fixed income categories. The bulk of the shortfall occurred in December, when stocks and other higher-risk assets sold off sharply. While high yield issues rebounded over the following nine months as investor sentiment improved, the category could not recover from its earlier underperformance.

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasuries and investment grade corporates. Commercial mortgage-backed securities delivered the largest gains, followed by mortgage-backed securities and asset-backed securities, respectively.

Portfolio Results

For the 12 months ended September 30, 2019, Institutional Class shares of the Loomis Sayles Bond Fund returned 4.88% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 11.32%.

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Explanation of Fund Performance

Overall, shorter than benchmark duration had a negative impact on performance for the period. The Fund’s allocation to high yield corporate credit was also a detractor from relative and absolute performance for the 12 months. High yield bonds lagged their investment grade counterparts over the period and security selection within the asset class also weighed on performance. Exposure to non-US dollar denominated issues also detracted, with holdings denominated in the Canadian dollar and Norwegian krone the worst performers. Finally, our allocation to convertible securities detracted from performance as energy names held were negatively impacted by softening demand and increased supply.

On an absolute and excess relative return basis, US Treasury bonds led positive contributions to the Fund’s performance over the 12 months. An allocation to equities added to performance during the period, driven largely by strong security selection. The Fund’s exposure to emerging market credit also boosted return. Performance within emerging markets was aided by security selection, in particular holdings within basic industry and energy related names.

Outlook

Recent market volatility and macro developments have confirmed our view that we are in a late cycle environment. We have become more cautious based on the high degree of uncertainty associated with the outlook for trade; we believe there is still potential for a deal but with reduced conviction. Weak global manufacturing demand has persisted longer than expected, and this has the potential to further weaken business and consumer sentiment. We expect the US economy to weather this manufacturing slowdown without recession. However, it is likely that more policy easing will be needed to avoid a near-term downturn with the trade dispute showing the potential for rapid escalation. The Fund’s portfolio reflects a cautious view, and we expect the above factors will be the primary issues driving risk profiles in the financial markets. As we gain clarity on the macro risk factors, we will seek to invest opportunistically where we feel the market may be mispricing risk in credit, currency or rates.
In our view, it is possible the Fed overtightened in 2018 while fiscal stimulus and corporate tax cuts were temporarily boosting economic activity. We don’t believe that yield curve inversion is entirely indicative of an imminent recession, and there can be significant lag time between inversion and the start of a recession. Risk assets can still perform well while yield curves are inverted, which supports continued investment in credit. However, security selection is critical. With the recent policy pivot and acknowledgment of a global slowdown by the Fed and other global central banks, the direction of rates in the near term appears to be more neutral. Additionally, further central bank cuts should support extension of the credit cycle.1

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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LOOMIS SAYLES BOND FUND

The current shift in US monetary policy has not translated to a materially weaker US dollar. This, combined with slower global growth and trade conflict, leaves us with a cautious view on markets outside of the US. We are being patient and highly selective within our allocation to emerging market debt.

We believe there are still opportunities in the credit markets, given the positive technical backdrop including flat to negative net issuance and solid retail inflows driven by negative global yields, along with expectations for slower but non-recessionary US economic growth. We are finding value in select areas of the market, while maintaining a higher credit quality bias and increased emphasis on sectors with more defensive characteristics and positive secular trends including healthcare, communications, technology and media. These are industries that should hold up well even in a downturn. The upside potential for the credit markets, given current valuations, is largely dependent on global profit growth and capital expenditures helping to extend this stage of the cycle. The key risk to markets, in our view, centers on the overhang from macro uncertainty with potential for contagion across sectors.

Consistent with our process, we use periods of market volatility to invest where there has been significant dislocation at the sector or security level and valuations show a disconnect from the underlying fundamentals. We have maintained sufficient liquidity in our portfolios to be positioned to invest opportunistically as these situations arise.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized during the current fiscal year. This analysis is performed regularly to determine how realized currency losses will affect periodic ordinary income distributions for the Fund. Based on the most recent quarterly analysis (as of September 30, 2019), Fund officers believe that realized currency losses will have an impact on the distributions in the 2020 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the Fund adviser’s ability to manage realized currency losses and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

3  |

Despite persistent uncertainty surrounding the world economy and the U.S.-China trade dispute, emerging market bonds delivered a strong absolute return and narrowly outpaced the headline domestic indexes. Latin America was the top performer at the regional level, led by Brazil.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2009 through September 30, 20192

See notes to chart on page 5.

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LOOMIS SAYLES BOND FUND

Average Annual Total Returns — September 30, 20192

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/16/91)	4.88%	2.79%	6.09%	—%	0.66%	0.66%

Retail Class (Inception 12/31/96)	4.72	2.54	5.81	—	0.91	0.91

Admin Class (Inception 1/2/98)	4.40	2.26	5.53	—	1.16	1.16
Class N (Inception 2/1/13)	4.97	2.85	—	3.51	0.59	0.59

Comparative Performance
Bloomberg Barclays U.S. Government/ Credit Bond Index[1]	11.32	3.61	3.94	3.10

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the U.S. Aggregate Index.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Fund’s proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles Funds at 800-633-3330; on the Fund’s website at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and the SEC’s website.

Quarterly Portfolio Schedules

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

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The first line in the table for each class of Fund shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2019 through September 30, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2019	Ending Account Value 9/30/2019	Expenses Paid During Period* 4/1/2019 – 9/30/2019
Actual	$1,000.00	$1,035.90	$3.42
Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	$3.40

Retail Class
Actual	$1,000.00	$1,035.60	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66

Admin Class
Actual	$1,000.00	$1,033.60	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92

Class N
Actual	$1,000.00	$1,036.30	$3.01
Hypothetical (5% return before expenses)	$1,000.00	$1,022.11	$2.99

*  Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.67%, 0.92%, 1.17% and 0.59% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on the Fund’s advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark, (ii) information on the Fund’s advisory fee and other expenses, including information comparing the Fund’s advisory fee to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of a peer group of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iii) the allocation of the Fund’s brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) the Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing the Fund’s performance and expense differentials against the Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives

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of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent Board and Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreement for a one-year period at its meeting held in June 2019. In considering whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information that compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Fund using a variety of performance metrics, including metrics that measured the performance of the Fund on a risk adjusted basis.

The Board noted that through December 31, 2018, the Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Bond Fund	81%	56%	81%

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The Board noted that the Fund’s performance lagged that of the Fund’s category group median as determined by the independent third party for certain periods. The Board concluded that other factors relevant to performance supported renewal of the Agreement, including: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s longer-term performance was strong.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser and/or other relevant factors supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory and administrative services as well as the total expense level of the Fund. This information included comparisons (provided both by management and by an independent third party) of the Fund’s advisory fee and total expense level to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Fund has an expense cap in place, and that the current expenses are below the cap. The Trustees also noted that management had proposed to reduce the Fund’s expense cap. The Trustees further noted that the Fund’s total advisory fee rate was below the median of a peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability,

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including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels of the Fund, whether the Adviser had implemented breakpoints and/or expense caps with respect to the Fund and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fee and was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above. The Trustees also considered that the Fund has benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

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•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2020.

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Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 63.7% of Net Assets

Non-Convertible Bonds – 58.1%

	ABS Other – 0.5%
$23,364,508	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(a)(b)(c)	$22,196,283
19,829,337	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(a)(b)(c)(d)	16,101,422
8,642,054	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(a)(b)(c)(d)	4,744,488
32,585,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(a)(b)(c)(d)(e)	—
10,211,924	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)(f)	10,081,550

		53,123,743

	Aerospace & Defense – 1.3%
26,680,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	26,646,650
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	1,123,282
11,844,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	11,459,070
5,490,000	Bombardier, Inc., 7.875%, 4/15/2027, 144A	5,467,217
4,055,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	4,587,259
10,576,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	11,662,155
10,821,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	12,768,780
328,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	387,040
6,995,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 3.893%, 2/15/2067, 144A(g)	5,290,109
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	29,806,010
25,941,000	TransDigm, Inc., 6.500%, 7/15/2024	26,751,656

		135,949,228

	Airlines – 1.0%
29,295,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	30,418,463
4,523,620	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	4,594,551
4,409,074	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	4,433,434
2,317,992	Continental Airlines Pass Through Certificates, Series 2012-1, Class B, 6.250%, 10/11/2021	2,345,947
2,472,992	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	2,520,078
1,207	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	1,219
284,489	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	302,094

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$5,381,602	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	$5,712,033
56,320,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	56,404,480

		106,732,299

	Automotive – 1.2%
3,641,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	3,736,576
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	3,928,997
18,730,000	Delphi Technologies PLC, 5.000%, 10/01/2025, 144A	16,576,050
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,686,329
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,808,098
26,145,000	Ford Motor Credit Co. LLC, 5.596%, 1/07/2022	27,468,578
37,875,000	General Motors Financial Co., Inc., 4.375%, 9/25/2021	39,129,680
17,724,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	17,477,636
6,201,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	6,666,075
9,660,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	8,959,650

		127,437,669

	Banking – 5.3%
4,423,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	4,619,385
59,285,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	63,999,111
54,910,000	Bank of Nova Scotia (The), 2.130%, 6/15/2020, (CAD)	41,489,720
22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 144A(h)	24,864,000
7,340,000	Citigroup, Inc., 4.500%, 1/14/2022	7,715,986
52,380,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	32,927,886
4,045,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	4,212,946
2,275,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	2,059,740
27,405,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	21,025,221
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,123,435
26,445,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	27,212,974
6,600,000	Morgan Stanley, 3.950%, 4/23/2027	6,981,089
47,205,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	51,119,494
75,000,000	Morgan Stanley, GMTN, 5.000%, 9/30/2021, (AUD)	53,943,273
139,740,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	147,156,003
15,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	18,186,921
68,800,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	52,763,371
2,250,000	National Australia Bank Ltd., 5.000%, 3/11/2024, (AUD)	1,749,232

		566,149,787

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Brokerage – 1.0%
$2,010,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.250%, 8/15/2024, 144A	$2,002,462
51,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	55,173,283
21,725,000	Jefferies Group LLC, 6.250%, 1/15/2036	25,035,349
22,428,000	Jefferies Group LLC, 6.450%, 6/08/2027	25,988,975

		108,200,069

	Building Materials – 0.3%
7,794,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	7,852,455
4,835,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	4,786,650
4,057,000	Masco Corp., 6.500%, 8/15/2032	4,974,137
841,000	Masco Corp., 7.125%, 3/15/2020	857,656
4,534,000	Masco Corp., 7.750%, 8/01/2029	5,808,151
650,000	Owens Corning, 4.400%, 1/30/2048	598,317
6,344,000	Owens Corning, 7.000%, 12/01/2036	7,780,125

		32,657,491

	Cable Satellite – 1.1%
24,710,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	26,038,163
9,330,000	DISH DBS Corp., 5.000%, 3/15/2023	9,426,099
8,654,000	DISH DBS Corp., 7.750%, 7/01/2026	8,805,445
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	28,369,249
6,190,000	Time Warner Cable LLC, 4.500%, 9/15/2042	6,091,256
535,000	Time Warner Cable LLC, 5.875%, 11/15/2040	598,335
15,800,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	12,808,990
19,615,000	Ziggo BV, 5.500%, 1/15/2027, 144A	20,442,753

		112,580,290

	Chemicals – 1.3%
18,254,000	Consolidated Energy Finance S.A., 6.500%, 5/15/2026, 144A	17,706,380
119,535,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	119,594,170
5,865,000	Methanex Corp., 5.250%, 3/01/2022	6,095,016

		143,395,566

	Construction Machinery – 0.4%
27,030,000	Toro Co. (The), 6.625%, 5/01/2037(b)(f)	34,192,423
3,280,000	United Rentals North America, Inc., 4.875%, 1/15/2028	3,411,200
9,505,000	United Rentals North America, Inc., 6.500%, 12/15/2026	10,355,698

		47,959,321

	Consumer Cyclical Services – 0.1%
8,919,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	9,989,280

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Products – 0.2%
$15,473,000	Avon Products, Inc., 8.950%, 3/15/2043	$17,329,760

	Diversified Manufacturing – 0.2%
8,950,000	General Electric Co., 4.500%, 3/11/2044	9,586,764
11,695,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 2.603%, 5/13/2024(g)	10,782,452
2,080,000	General Electric Co., Series D, (fixed rate to 1/21/2021, variable rate thereafter), 5.000%(h)	1,964,789

		22,334,005

	Electric – 1.1%
2,644,000	AES Corp. (The), 4.875%, 5/15/2023	2,690,270
41,683,849	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	48,529,894
38,973,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	39,070,432
8,663,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	11,148,561
12,250,000	Vistra Energy Corp., 5.875%, 6/01/2023	12,513,375

		113,952,532

	Finance Companies – 3.8%
3,100,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 4.053%, 1/15/2067, 144A(a)(b)(c)(g)	1,511,802
15,585,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	16,145,992
27,420,000	Navient Corp., 5.500%, 1/25/2023	28,311,150
2,830,000	Navient Corp., 5.875%, 10/25/2024	2,851,225
150,996(††)	Navient Corp., 6.000%, 12/15/2043	3,507,260
35,296,000	Navient Corp., 6.750%, 6/15/2026	36,178,400
75,327,000	Navient Corp., MTN, 6.125%, 3/25/2024	78,128,411
2,950,000	Navient Corp., MTN, 7.250%, 1/25/2022	3,178,625
53,763,000	Navient Corp., Series A, MTN, 5.625%, 8/01/2033	45,396,402
10,870,000	Quicken Loans, Inc., 5.250%, 1/15/2028, 144A	11,217,840
31,410,000	Springleaf Finance Corp., 6.875%, 3/15/2025	34,609,894
10,145,000	Springleaf Finance Corp., 7.125%, 3/15/2026	11,254,102
36,085,000	Springleaf Finance Corp., 7.750%, 10/01/2021	39,242,438
77,845,000	Springleaf Finance Corp., 8.250%, 10/01/2023	90,689,425

		402,222,966

	Financial Other – 0.4%
35,775,000	Nationstar Mortgage Holdings, Inc., 9.125%, 7/15/2026, 144A	38,100,375

	Food & Beverage – 0.0%
1,500,000	Fonterra Co-operative Group Ltd., MTN, 4.500%, 6/30/2021, (AUD)	1,066,585

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Gaming – 0.2%
$17,635,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	$19,530,763

	Government Owned – No Guarantee – 0.1%
8,465,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	10,886,662

	Healthcare – 2.8%
5,175,000	HCA, Inc., 5.375%, 9/01/2026	5,685,772
27,204,000	HCA, Inc., 7.050%, 12/01/2027	31,828,680
27,545,000	HCA, Inc., 7.500%, 11/06/2033	33,054,000
45,324,000	HCA, Inc., 8.360%, 4/15/2024	53,945,985
6,944,000	HCA, Inc., MTN, 7.580%, 9/15/2025	8,193,920
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	14,561,820
45,135,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	45,757,863
54,975,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	57,733,645
49,062,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	44,646,420
990,000	Tenet Healthcare Corp., 8.125%, 4/01/2022	1,070,735
690,000	Universal Health Services, Inc., 4.750%, 8/01/2022, 144A	695,175

		297,174,015

	Home Construction – 0.6%
8,225,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029, 144A	8,358,656
52,605,000	PulteGroup, Inc., 6.000%, 2/15/2035	56,024,325

		64,382,981

	Independent Energy – 3.4%
24,372,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.000%, 4/01/2022, 144A	24,364,688
7,440,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	7,272,600
6,507,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	5,986,440
7,525,000	Bellatrix Exploration Ltd., 8.500%, 9/11/2023(a)(b)(c)(d)(i)	4,515,000
8,199,000	Bellatrix Exploration Ltd., 9.500% PIK or 3.000% Cash, 12/15/2023(a)(b)(c)(d)(i)(j)(k)	—
11,379,000	California Resources Corp., 5.500%, 9/15/2021	5,604,158
1,709,000	California Resources Corp., 6.000%, 11/15/2024(b)(f)	648,583
103,250,000	California Resources Corp., 8.000%, 12/15/2022, 144A	51,108,750
1,835,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	1,481,763
24,610,000	Chesapeake Energy Corp., 8.000%, 1/15/2025	17,780,725
57,280,000	Chesapeake Energy Corp., 8.000%, 6/15/2027	38,961,856
19,891,000	Continental Resources, Inc., 3.800%, 6/01/2024	20,270,014
8,832,000	Continental Resources, Inc., 4.500%, 4/15/2023	9,169,010
418,000	Continental Resources, Inc., 5.000%, 9/15/2022	421,667
1,500,000	Denbury Resources, Inc., 7.750%, 2/15/2024, 144A	1,158,750
15,432,000	Halcon Resources Corp., 6.750%, 2/15/2025(b)(f)(k)	1,499,064

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – continued
$20,735,000	Lonestar Resources America, Inc., 11.250%, 1/01/2023, 144A	$17,720,131
145,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	139,925
16,830,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	16,240,950
2,000,000	Montage Resources Corp., 8.875%, 7/15/2023	1,530,000
2,660,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	2,433,900
2,770,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	2,825,093
186,667	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	185,733
4,270,000	QEP Resources, Inc., 5.250%, 5/01/2023	3,960,510
27,050,000	Sanchez Energy Corp., 6.125%, 1/15/2023(b)(f)(k)	1,702,527
12,420,000	Sanchez Energy Corp., 7.750%, 6/15/2021(b)(f)(k)	745,200
4,915,000	SM Energy Co., 5.000%, 1/15/2024	4,411,213
9,235,000	SM Energy Co., 5.625%, 6/01/2025	7,917,165
17,818,000	SM Energy Co., 6.125%, 11/15/2022	17,075,880
13,772,000	SM Energy Co., 6.625%, 1/15/2027	11,878,350
11,777,000	SM Energy Co., 6.750%, 9/15/2026	10,304,875
25,660,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A	11,675,300
3,615,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A	1,690,013
38,670,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	36,931,010
7,005,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	5,413,394
33,205,000	Whiting Petroleum Corp., 6.625%, 1/15/2026	22,413,375

		367,437,612

	Life Insurance – 2.7%
6,212,000	American International Group, Inc., 4.875%, 6/01/2022	6,638,814
67,930,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 144A(h)	79,732,837
1,185,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(h)	1,458,048
7,878,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	7,028,053
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	16,207,984
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	16,381,750
2,030,000	MetLife, Inc., (fixed rate to 4/08/2038, variable rate thereafter), 9.250%, 4/08/2068, 144A	2,948,575
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	77,049,853
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(b)(f)	65,235,209
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(b)(f)	17,611,755

		290,292,878

	Local Authorities – 0.7%
99,500,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	70,316,818
1,507,000	Ontario Hydro, 6.042%, 11/27/2020, (CAD)(l)	1,112,963

		71,429,781

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Media Entertainment – 0.1%
164,410,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	$6,211,156

	Metals & Mining – 1.1%
35,180,000	ArcelorMittal, 6.750%, 3/01/2041	41,519,920
3,635,000	ArcelorMittal, 7.000%, 10/15/2039	4,402,394
3,950,000	Barrick Gold Corp., 5.800%, 11/15/2034	4,656,666
5,370,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	7,031,129
12,096,000	Commercial Metals Co., 5.375%, 7/15/2027	12,247,200
5,000,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	4,762,500
27,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	27,219
16,650,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	16,490,659
1,445,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,419,713
11,965,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	9,110,234
13,525,000	United States Steel Corp., 6.650%, 6/01/2037	10,380,437

		112,048,071

	Midstream – 1.1%
755,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022, 144A	759,002
9,050,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	9,434,625
7,325,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	7,756,069
1,455,000	Energy Transfer Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,543,743
310,000	Gibson Energy, Inc., 5.375%, 7/15/2022, 144A, (CAD)	237,206
31,400,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	32,664,108
17,922,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	17,070,705
11,555,000	NGL Energy Partners LP/NGL Energy Finance Corp., 7.500%, 11/01/2023	11,757,213
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	265,536
16,100,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(b)(f)(h)	11,571,392
18,753,000	Williams Cos., Inc., 3.350%, 8/15/2022	19,181,882

		112,241,481

	Mortgage Related – 0.0%
30,241	FHLMC, 5.000%, 12/01/2031	32,652

	Oil Field Services – 1.5%
8,997,000	Global Marine, Inc., 7.000%, 6/01/2028	8,160,549
15,000,000	Nabors Industries, Inc., 5.100%, 9/15/2023	11,653,200
13,165,000	Noble Holding International Ltd., 7.875%, 2/01/2026, 144A	9,478,800
10,000	Precision Drilling Corp., 5.250%, 11/15/2024	8,775

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Oil Field Services – continued
$4,722	Precision Drilling Corp., 6.500%, 12/15/2021	$4,627
2,710,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	2,303,500
27,645,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	28,059,675
51,710,000	Transocean, Inc., 5.800%, 10/15/2022	50,287,975
69,157,000	Transocean, Inc., 6.800%, 3/15/2038	42,531,555
4,030,000	Transocean, Inc., 7.500%, 4/15/2031	2,841,150
15,500,000	Valaris PLC, 7.750%, 2/01/2026	8,737,970

		164,067,776

	Paper – 1.3%
38,882,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	55,502,148
9,625,000	International Paper Co., 8.700%, 6/15/2038	14,173,430
8,214,000	WestRock MWV LLC, 7.950%, 2/15/2031	11,362,535
25,138,000	WestRock MWV LLC, 8.200%, 1/15/2030	34,413,768
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	5,274,797
14,035,000	Weyerhaeuser Co., 7.375%, 3/15/2032	19,664,824

		140,391,502

	Property & Casualty Insurance – 0.2%
13,985,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.563%, 1/15/2033, 144A(e)(g)	9,876,906
80,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 13.563%, 1/15/2033(e)(g)	56,500
4,810,000	Radian Group, Inc., 4.500%, 10/01/2024	4,954,300
2,825,000	Radian Group, Inc., 4.875%, 3/15/2027	2,860,313

		17,748,019

	REITs – Diversified – 0.0%
2,340,000	iStar, Inc., 4.625%, 9/15/2020	2,368,525

	Retailers – 0.8%
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	5,146,456
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,046,785
2,250,000	Dillard’s, Inc., 7.750%, 5/15/2027	2,555,280
36,970,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036(b)(f)	11,997,504
3,515,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	1,001,775
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	10,526,766
41,870,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	41,922,337

		81,196,903

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supermarkets – 0.2%
$14,985,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 5.750%, 3/15/2025	$15,409,825
6,795,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024	7,117,762
2,705,000	Safeway, Inc., 7.250%, 2/01/2031	2,759,100

		25,286,687

	Supranational – 0.1%
18,525,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	13,022,054

	Technology – 1.6%
49,820,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	50,582,246
73,905,000	KLA Corp., 4.650%, 11/01/2024	81,372,722
12,970,000	KLA Corp., 5.650%, 11/01/2034	15,421,631
2,277,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,748,681
17,527,000	Seagate HDD Cayman, 4.875%, 6/01/2027	18,095,131

		168,220,411

	Transportation Services – 0.2%
20,994,000	APL Ltd., 8.000%, 1/15/2024(b)(f)	18,056,939

	Treasuries – 14.9%
545,500,000	Canadian Government Bond, 0.750%, 9/01/2020, (CAD)	408,080,198
2,331,740,000	Central Bank of Iceland, 7.250%, 10/26/2022, (ISK)	20,908,628
8,600,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	41,246,792
8,554,600(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	43,199,993
4,579,595(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	24,587,881
39,547,655(†††)	Mexican Fixed Rate Bonds, Series M, 8.000%, 12/07/2023, (MXN)	209,814,599
10,160,320(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	53,453,148
3,288,446(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	18,550,375
34,470,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	199,745,737
113,749(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	659,149
128,565,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	87,224,130
83,000,000	New Zealand Government Bond, Series 420, 3.000%, 4/15/2020, (NZD)	52,572,824
764,599,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	87,516,824
253,010,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	67,258,235
97,345,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	29,291,709
203,945,000	U.S. Treasury Bond, 3.000%, 8/15/2048	242,535,218

		1,586,645,440

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – 0.9%
281,500,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	$13,729,794
143,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	7,058,478
53,182,000	Sprint Capital Corp., 6.875%, 11/15/2028	57,979,016
8,400,000	Sprint Capital Corp., 8.750%, 3/15/2032	10,360,980
10,853,000	Sprint Corp., 7.125%, 6/15/2024	11,697,363

		100,825,631

	Wirelines – 4.4%
137,303,000	AT&T, Inc., 4.300%, 2/15/2030	151,071,451
15,760,000	AT&T, Inc., 4.500%, 3/09/2048	16,951,948
19,930,000	AT&T, Inc., 4.550%, 3/09/2049	21,544,136
5,790,000	Bell Canada, Inc., MTN, 6.550%, 5/01/2029, 144A, (CAD)	5,602,557
3,695,000	Bell Canada, Inc., MTN, 7.300%, 2/23/2032, 144A, (CAD)	3,848,116
10,946,000	Bell Canada, Inc., Series M-17, MTN, 6.100%, 3/16/2035, 144A, (CAD)	10,703,591
1,875,000	CenturyLink, Inc., 5.625%, 4/01/2025	1,945,312
1,700,000	CenturyLink, Inc., Series S, 6.450%, 6/15/2021	1,785,000
11,795,000	CenturyLink, Inc., Series W, 6.750%, 12/01/2023	12,915,525
3,825,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	3,616,767
425,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	393,125
23,492,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	20,555,500
8,990,000	Qwest Corp., 7.250%, 9/15/2025	10,161,342
49,543,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	52,763,295
23,485,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	25,833,500
4,300,000	Telecom Italia SpA, EMTN, 5.875%, 5/19/2023, (GBP)	5,845,271
4,700,000	Telefonica Emisiones S.A., EMTN, 5.289%, 12/09/2022, (GBP)	6,503,948
18,145,000	Telefonica Emisiones S.A., EMTN, 5.375%, 2/02/2026, (GBP)	27,058,750
71,128,000	Verizon Communications, Inc., 4.329%, 9/21/2028	80,596,559
5,495,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A(k)	2,967,300
12,552,000	Windstream Services LLC/Windstream Finance Corp., 10.500%, 6/30/2024, 144A(k)	6,934,980

		469,597,973

	Total Non-Convertible Bonds (Identified Cost $6,526,920,418)	6,178,276,878

Convertible Bonds – 3.9%

	Cable Satellite – 1.9%
48,505,000	DISH Network Corp., 2.375%, 3/15/2024	42,622,540
179,420,000	DISH Network Corp., 3.375%, 8/15/2026	164,385,627

		207,008,167

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Independent Energy – 0.6%
$79,985,000	Chesapeake Energy Corp., 5.500%, 9/15/2026	$47,791,038
14,628,000	SM Energy Co., 1.500%, 7/01/2021	13,193,309
1,884,000	Whiting Petroleum Corp., 1.250%, 4/01/2020	1,837,389

		62,821,736

	Leisure – 0.3%
35,626,000	Rovi Corp., 0.500%, 3/01/2020	35,053,846

	Pharmaceuticals – 0.1%
4,102,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	4,032,253
1,263,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	1,300,683

		5,332,936

	REITs – Diversified – 0.2%
18,765,000	iStar, Inc., 3.125%, 9/15/2022	19,871,578

	Technology – 0.8%
13,345,000	Booking Holdings, Inc., 0.900%, 9/15/2021	15,473,747
6,420,000	Evolent Health, Inc., 2.000%, 12/01/2021	5,621,513
27,117,000	Nuance Communications, Inc., 1.000%, 12/15/2035	25,677,901
16,613,000	Nuance Communications, Inc., 1.250%, 4/01/2025	16,450,691
1,566,000	Nuance Communications, Inc., 1.500%, 11/01/2035	1,565,060
23,950,000	Western Digital Corp., 1.500%, 2/01/2024	22,932,125

		87,721,037

	Total Convertible Bonds (Identified Cost $453,817,803)	417,809,300

Municipals – 1.7%

	Illinois – 0.2%
25,725,000	State of Illinois, 5.100%, 6/01/2033	27,863,776

	Michigan – 0.1%
12,705,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	12,868,895

	Virginia – 0.9%
95,465,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	91,772,414

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Puerto Rico – 0.5%
$85,210,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035(k)	$51,232,512

	Total Municipals (Identified Cost $200,403,993)	183,737,597

	Total Bonds and Notes (Identified Cost $7,181,142,214)	6,779,823,775

Senior Loans – 0.2%

	Media Entertainment – 0.1%
13,911,535	iHeartCommunications, Inc., Exit Term Loan, 1-month LIBOR + 4.000%, 6.100%, 5/01/2026(g)	13,993,753

	Oil Field Services – 0.0%
3,684,894	Petroleum Geo-Services ASA, New Term Loan B, 3-month LIBOR + 2.500%, 4.604%, 3/19/2021(g)	3,394,709

	Technology – 0.1%
7,048,927	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 11.069%, 4/01/2022(g)	5,235,802

	Total Senior Loans (Identified Cost $28,994,219)	22,624,264

Shares

Common Stocks – 9.9%

	Automobiles – 1.8%
21,480,222	Ford Motor Co.	196,758,833

	Chemicals – 0.1%
733,495	Hexion Holdings Corp., Class B(e)	9,007,319

	Diversified Telecommunication Services – 3.9%
11,115,698	AT&T, Inc.	420,618,012

	Electronic Equipment, Instruments & Components – 1.1%
4,304,382	Corning, Inc.	122,760,975

	Media – 0.1%
1,740,413	Clear Channel Outdoor Holdings, Inc.(e)	4,385,841

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Media – continued
83,772	iHeartMedia, Inc., Class A(e)	$1,256,580
204,160	Thryv Holdings, Inc.(b)(d)(e)(f)	1,599,185

		7,241,606

	Oil, Gas & Consumable Fuels – 0.1%
3,016,077	Bellatrix Exploration Ltd.(a)(c)(d)(e)(i)	—
1,033,462	Chesapeake Energy Corp.(e)	1,457,181
2,354	Frontera Energy Corp.	22,779
209,391	Paragon Offshore Ltd., Litigation Units, Class A(a)(b)(c)(d)(e)	2,094
299,302	Paragon Offshore Ltd., Litigation Units, Class B(d)(e)	4,489,530
2,021	Southcross Holdings Group LLC(d)(e)	—
2,021	Southcross Holdings LP, Class A(d)	909,450

		6,881,034

	Pharmaceuticals – 2.8%
5,822,378	Bristol-Myers Squibb Co.	295,252,788

	Total Common Stocks (Identified Cost $1,031,744,228)	1,058,520,567

Preferred Stocks – 1.6%

Convertible Preferred Stocks – 1.4%

	Banking – 0.2%
11,443	Bank of America Corp., Series L, 7.250%	17,155,460

	Communications – 0.0%
4,982	Cincinnati Bell, Inc., Series B, 6.750%	161,915

	Independent Energy – 0.3%
257,387	Chesapeake Energy Corp., 4.500%	11,052,198
503,052	Chesapeake Energy Corp., 5.000%(b)(f)	19,115,976
16,454	Chesapeake Energy Corp., Series A, 5.750%, 144A(a)(b)(f)	5,763,342

		35,931,516

	Midstream – 0.5%
50,481	Chesapeake Energy Corp., 5.750%(a)(b)(f)	17,681,980
3,044	Chesapeake Energy Corp., 5.750%(a)(b)(f)	1,066,252
39,322	Chesapeake Energy Corp., 5.750%, 144A(a)(b)(f)	13,773,710
433,942	El Paso Energy Capital Trust I, 4.750%	22,768,937

		55,290,879

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	REITs – Diversified – 0.4%
745,513	iStar, Inc., Series J, 4.500%(b)(f)	$39,897,383

	Total Convertible Preferred Stocks (Identified Cost $208,770,957)	148,437,153

Non-Convertible Preferred Stocks – 0.2%

	Electric – 0.0%
2,925	Connecticut Light & Power Co. (The), 1.900%	135,915
50,100	Southern California Edison Co., 4.780%	1,212,921

		1,348,836

	Finance Companies – 0.0%
16,004	iStar, Inc., Series G, 7.650%	408,081

	Home Construction – 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%(e)	177,104

	REITs – Office Property – 0.0%
2,318	Highwoods Properties, Inc., Series A, 8.625%	2,758,420

	REITs – Warehouse/Industrials – 0.2%
169,007	Prologis, Inc., Series Q, 8.540%	12,210,756

	Total Non-Convertible Preferred Stocks (Identified Cost $11,892,010)	16,903,197

	Total Preferred Stocks (Identified Cost $220,662,967)	165,340,350

Closed-End Investment Companies – 0.0%
170,002	NexPoint Strategic Opportunities Fund (Identified Cost $9,807,937)	3,048,136

Warrants – 0.1%
629,465	iHeartMedia, Inc., Expiration on 5/1/2039(e) (Identified Cost $15,276,366)	8,969,876

Principal Amount (‡)

Short-Term Investments – 24.8%
$16,704,156,763	Central Bank of Iceland, 0.000%, (ISK)(b)(f)(g)(o)	134,759,846
85,575,000	Federal Home Loan Bank Discount Notes, 1.950%, 11/15/2019(m)	85,373,899
123,565,000	Ford Motor Credit Co. LLC, 4.331%, 12/02/2019(m)	122,982,020

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – continued
$367,370,022	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $367,381,247 on 10/01/2019 collateralized by $4,180,000 U. S. Treasury Note, 2.250% due 4/30/2021 valued at $4,253,091; $100,000,000 U. S. Treasury Note, 2.750% due 8/31/2025 valued at $106,690,900; $15,360,000 U. S. Treasury Note, 2.625% due 12/31/2025 valued at $16,388,982; $34,000,000 U. S. Treasury Note, 2.250% due 11/15/2025 valued at $35,556,622; $44,335,000 U. S. Treasury Note, 2.750% due 6/30/2025 valued at $47,437,829; $152,830,000 U. S. Treasury Note, 2.875% due 7/31/2025 valued at $164,392,965 including accrued interest (Note 2 of Notes to Financial Statements)	$367,370,022
320,000,000	U.S. Treasury Bills, 1.765%-1.825%, 3/05/2020(m)(n)	317,528,266
213,185,000	U.S. Treasury Bills, 1.815%, 3/26/2020(m)	211,321,895
375,000,000	U.S. Treasury Bills, 1.830%-1.837%, 2/27/2020(m)(n)	372,225,653
497,820,000	U.S. Treasury Bills, 1.840%-2.350%, 11/14/2019(m)(n)	496,736,813
11,000,000	U.S. Treasury Bills, 2.117%, 10/10/2019(m)	10,995,139
160,000,000	U.S. Treasury Bills, 2.318%, 11/29/2019(m)	159,524,722
109,000,000	U.S. Treasury Bills, 2.385%, 10/24/2019(m)	108,875,172
250,000,000	U.S. Treasury Bills, 2.391%-2.394%, 10/03/2019(m)(n)	249,977,258

	Total Short-Term Investments (Identified Cost $2,634,074,700)	2,637,670,705

	Total Investments – 100.3% (Identified Cost $11,121,702,631)	10,675,997,673

	Other assets less liabilities—(0.3)%	(30,946,872)

	Net Assets – 100.0%	$10,645,050,801

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.

(†)	See Note 2 of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 25.

(†††)	Amount shown represents units. One unit represents a principal amount of 100.

(a)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(b)	Illiquid security. (Unaudited)

(c)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $49,071,089 or 0.5% of net assets. See Note 2 of Notes to Financial Statements.

(d)	Securities subject to restriction on resale. At September 30, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets

Bellatrix Exploration Ltd., 8.500%	6/04/2019	$7,374,500	$4,515,000	Less than 0.1%

Bellatrix Exploration Ltd., 9.500% PIK or 3.000% Cash	6/04/2019	5,411,340	—	—

Bellatrix Exploration Ltd.	6/04/2019	3,790,394	—	—

GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	19,829,337	16,101,422	0.2%

GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	8,642,054	4,744,488	Less than 0.1%

GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	25,395,339	—	—

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

	Acquisition Date	Acquisition Cost	Value	% of Net Assets

Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	$1,451,033	$2,094	$	Less than 0.1%

Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	28,157,326	4,489,530		Less than 0.1%

Southcross Holdings Group LLC	4/29/2016	—	—		—

Southcross Holdings LP, Class A	4/29/2016	2,950,992	909,450		Less than 0.1%

Thryv Holdings, Inc.	8/12/2016	960,757	1,599,185		Less than 0.1%

(e)	Non-income producing security.

(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2019, the value of these securities amounted to $406,999,820 or 3.8% of net assets. See Note 2 of Notes to Financial Statements.

(g)	Variable rate security. Rate as of September 30, 2019 is disclosed.

(h)	Perpetual bond with no specified maturity date.

(i)	Affiliated issuer. See Note 5g for a summary of transactions in securities of affiliated issuers.

(j)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional principal. No payments were made during the period.

(k)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.

(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(m)	Interest rate represents discount rate at time of purchase; not a coupon rate.

(n)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

(o)	Security callable by issuer at any time. No specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $1,486,051,064 or 14.0% of net assets.

ABS	Asset-Backed Securities

EMTN	Euro Medium Term Note

FHLMC	Federal Home Loan Mortgage Corp.

GMTN	Global Medium Term Note

GO	General Obligation

LIBOR	London Interbank Offered Rate

MTN	Medium Term Note

PIK	Payment-in-Kind

REITs	Real Estate Investment Trusts

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

GBP	British Pound

ISK	Icelandic Krona

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Bond Fund – continued

Industry Summary at September 30, 2019

Treasuries	14.9%
Banking	5.5
Wirelines	4.4
Independent Energy	4.3
Diversified Telecommunication Services	3.9
Finance Companies	3.8
Cable Satellite	3.0
Pharmaceuticals	2.9
Healthcare	2.8
Life Insurance	2.7
Technology	2.5
Other Investments, less than 2% each	24.8
Short-Term Investments	24.8
Closed-End Investment Companies	0.0 *

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

* Less than 0.1%

Currency Exposure Summary at September 30, 2019

United States Dollar	82.0%
Mexican Peso	5.9
Canadian Dollar	5.6
Other, less than 2% each	6.8

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

29  |

Statement of Assets and Liabilities

September 30, 2019

ASSETS
Unaffiliated investments at cost	$11,104,998,657
Affiliated investments at cost	16,703,974
Net unrealized depreciation on unaffiliated investments	(433,515,984)
Net unrealized depreciation on affiliated investments	(12,188,974)

Investments at value	10,675,997,673
Cash	3,111,186
Foreign currency at value (identified cost $1,268,250)	1,265,531
Receivable for Fund shares sold	8,655,041
Receivable for securities sold	618,712
Dividends and interest receivable	99,299,210
Tax reclaims receivable	88,897
Prepaid expenses (Note 7)	850

TOTAL ASSETS	10,789,037,100

LIABILITIES
Payable for securities purchased	123,734,176
Payable for Fund shares redeemed	12,447,386
Management fees payable (Note 5)	4,652,209
Deferred Trustees’ fees (Note 5)	1,847,119
Administrative fees payable (Note 5)	384,321
Payable to distributor (Note 5d)	93,150
Other accounts payable and accrued expenses	827,938

TOTAL LIABILITIES	143,986,299

NET ASSETS	$10,645,050,801

NET ASSETS CONSIST OF:
Paid-in capital	$11,188,067,482
Accumulated loss	(543,016,681)

NET ASSETS	$10,645,050,801

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$8,071,960,606

Shares of beneficial interest	590,847,553

Net asset value, offering and redemption price per share	$13.66

Retail Class:
Net assets	$2,019,827,817

Shares of beneficial interest	148,654,776

Net asset value, offering and redemption price per share	$13.59

Admin Class shares:
Net assets	$84,028,110

Shares of beneficial interest	6,209,766

Net asset value, offering and redemption price per share	$13.53

Class N shares:
Net assets	$469,234,268

Shares of beneficial interest	34,390,605

Net asset value, offering and redemption price per share	$13.64

See accompanying notes to financial statements.

|  30

Statement of Operations

For the Year Ended September 30, 2019

INVESTMENT INCOME
Interest from unaffiliated investments	$475,331,193
Interest from affiliated investments	334,961
Dividends	51,649,284
Less net foreign taxes withheld	(327)

527,315,111

Expenses
Management fees (Note 5)	58,057,559
Service and distribution fees (Note 5)	5,901,285
Administrative fees (Note 5)	4,846,466
Trustees’ fees and expenses (Note 5)	371,268
Transfer agent fees and expenses (Notes 5 and 6)	8,019,947
Audit and tax services fees	60,688
Custodian fees and expenses	423,454
Legal fees (Note 7)	323,677
Registration fees	173,235
Shareholder reporting expenses	413,391
Miscellaneous expenses (Note 7)	294,295

Total expenses	78,885,265
Less waiver and/or expense reimbursement (Note 5)	(85,577)

Net expenses	78,799,688

Net investment income	448,515,423

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Unaffiliated investments	9,466,122
Foreign currency transactions (Note 2c)	15,110,548
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	38,830,043
Affiliated investments	(12,188,974)
Foreign currency translations (Note 2c)	(18,824,911)

Net realized and unrealized gain on investments and foreign currency transactions	32,392,828

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$480,908,251

See accompanying notes to financial statements.

31  |

Statement of Changes in Net Assets

	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income	$448,515,423	$449,279,257
Net realized gain (loss) on investments and foreign currency transactions	24,576,670	(73,732,618)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,816,158	(276,730,698)

Net increase in net assets resulting from operations	480,908,251	98,815,941

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(334,548,005)	(560,660,670)
Retail Class	(81,827,929)	(181,286,570)
Admin Class	(3,617,633)	(7,655,310)
Class N	(18,399,820)	(22,074,884)

Total distributions	(438,393,387)	(771,677,434)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	(1,508,711,343)	(892,380,889)

Net decrease in net assets	(1,466,196,479)	(1,565,242,382)
NET ASSETS
Beginning of the year	12,111,247,280	13,676,489,662

End of the year	$10,645,050,801	$12,111,247,280

See accompanying notes to financial statements.

|  32

Financial Highlights

For a share outstanding throughout each period.

	Institutional Class
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$13.57	$14.28	$14.04	$13.65	$15.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.55	0.49	0.53	0.56	0.61
Net realized and unrealized gain (loss)	0.08	(0.37)	0.28	0.62	(1.55)

Total from Investment Operations	0.63	0.12	0.81	1.18	(0.94)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)	(0.54)	(0.43)	(0.29)	(0.50)
Net realized capital gains	(0.04)	(0.29)	(0.14)	(0.50)	(0.40)

Total Distributions	(0.54)	(0.83)	(0.57)	(0.79)	(0.90)

Net asset value, end of the period	$13.66	$13.57	$14.28	$14.04	$13.65

Total return	4.88%	0.97%	5.99%	9.17%	(6.37)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,071,961	$9,025,850	$9,785,854	$10,045,427	$12,966,991
Net expenses	0.67%	0.66%	0.66%	0.66%	0.64%
Gross expenses	0.67%	0.66%	0.66%	0.66%	0.64%
Net investment income	4.12%	3.59%	3.80%	4.21%	4.17%
Portfolio turnover rate	17%	7%	9%	13%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

33  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Retail Class
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$13.49		$14.21	$13.97	$13.59	$15.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.52		0.46	0.50	0.53	0.57
Net realized and unrealized gain (loss)	0.08		(0.38)	0.28	0.61	(1.55)

Total from Investment Operations	0.60		0.08	0.78	1.14	(0.98)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)		(0.51)	(0.40)	(0.26)	(0.46)
Net realized capital gains	(0.04)		(0.29)	(0.14)	(0.50)	(0.40)

Total Distributions	(0.50)		(0.80)	(0.54)	(0.76)	(0.86)

Net asset value, end of the period	$13.59		$13.49	$14.21	$13.97	$13.59

Total return	4.72	%(b)	0.64%	5.75%	8.86%	(6.58)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,019,828		$2,520,105	$3,496,126	$4,495,997	$6,268,878
Net expenses	0.91	%(c)	0.91%	0.91%	0.91%	0.89%
Gross expenses	0.92%		0.91%	0.91%	0.91%	0.89%
Net investment income	3.88%		3.33%	3.56%	3.97%	3.91%
Portfolio turnover rate	17%		7%	9%	13%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  34

Financial Highlights – continued

For a share outstanding throughout each period.

	Admin Class
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$13.44		$14.16	$13.92	$13.54	$15.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48		0.42	0.46	0.49	0.53
Net realized and unrealized gain (loss)	0.08		(0.38)	0.28	0.62	(1.55)

Total from Investment Operations	0.56		0.04	0.74	1.11	(1.02)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.43)		(0.47)	(0.36)	(0.23)	(0.42)
Net realized capital gains	(0.04)		(0.29)	(0.14)	(0.50)	(0.40)

Total Distributions	(0.47)		(0.76)	(0.50)	(0.73)	(0.82)

Net asset value, end of the period	$13.53		$13.44	$14.16	$13.92	$13.54

Total return	4.40	%(b)	0.38%	5.51%	8.64%	(6.89)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$84,028		$121,683	$170,436	$185,902	$239,088
Net expenses	1.16	%(c)	1.16%	1.16%	1.16%	1.14%
Gross expenses	1.17%		1.16%	1.16%	1.16%	1.14%
Net investment income	3.63%		3.08%	3.31%	3.72%	3.67%
Portfolio turnover rate	17%		7%	9%	13%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

35  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Class N
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$13.55	$14.27	$14.02	$13.64	$15.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56	0.50	0.54	0.57	0.63
Net realized and unrealized gain (loss)	0.08	(0.38)	0.29	0.61	(1.56)

Total from Investment Operations	0.64	0.12	0.83	1.18	(0.93)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)	(0.55)	(0.44)	(0.30)	(0.51)
Net realized capital gains	(0.04)	(0.29)	(0.14)	(0.50)	(0.40)

Total Distributions	(0.55)	(0.84)	(0.58)	(0.80)	(0.91)

Net asset value, end of the period	$13.64	$13.55	$14.27	$14.02	$13.64

Total return	4.97%	0.97%	6.14%	9.18%	(6.31)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$469,234	$443,609	$224,074	$113,335	$85,042
Net expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Gross expenses	0.59%	0.59%	0.59%	0.58%	0.57%
Net investment income	4.20%	3.68%	3.83%	4.28%	4.33%
Portfolio turnover rate	17%	7%	9%	13%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  36

Notes to Financial Statements

September 30, 2019

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Institutional Class, Retail Class, Admin Class and Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Admin Class shares are primarily intended for employer-sponsored retirement plans and are offered exclusively through intermediaries. Class N shares do not pay a front-end sales charge, a contingent deferred sales charge (“CDSC”) or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class) and transfer agent fees are borne collectively for Institutional Class, Retail Class, and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

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Notes to Financial Statements – continued

September 30, 2019

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from

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Notes to Financial Statements – continued

September 30, 2019

prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of September 30, 2019, securities held by the Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$406,999,820	3.8%	$49,071,089	0.5%

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

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Notes to Financial Statements – continued

September 30, 2019

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statement of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

During the year ended September 30, 2019, the amount of income available to be distributed by the Fund has been reduced by $64,282,781 as a result of losses arising from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  When-Issued and Delayed Delivery Transactions. The Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Fund at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Fund takes delivery of the security. No interest accrues to the Fund until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Fund or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Fund covers its net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

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Notes to Financial Statements – continued

September 30, 2019

There were no when-issued or delayed delivery securities held by the Fund as of September 30, 2019.

e.  Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2019 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, defaulted and/or non-income producing securities, deferred Trustees’ Fees, partnership basis adjustments, premium amortization, convertible bonds and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book

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Notes to Financial Statements – continued

September 30, 2019

and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, convertible bonds, defaulted and/or non-income producing securities, return of capital distributions received, trust preferred securities, partnership basis adjustments, corporate actions and contingent payment debt instruments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2019 and 2018 were as follows:

2019 Distributions Paid From:			2018 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$402,223,224	$36,170,163	$438,393,387	$499,042,461	$272,634,973	$771,677,434

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statement of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$24,392,173
Undistributed long-term capital gains	11,452,136

Total undistributed earnings	35,844,309

Unrealized depreciation	(537,483,285)

Total accumulated losses	$(501,638,976)

As of September 30, 2019, unrealized appreciation (depreciation) as a component of distributable earnings was as follows:

Unrealized appreciation (depreciation)
Investments	$35,943,187
Foreign currency translations	(573,426,472)

Total unrealized depreciation	$(537,483,285)

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Notes to Financial Statements – continued

September 30, 2019

As of September 30, 2019, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

Federal tax cost	$11,212,886,415

Gross tax appreciation	$735,824,287
Gross tax depreciation	(1,272,713,029)

Net tax depreciation	$(536,888,742)

The difference between these amounts and those reported in the component of distributable earnings are primarily attributable to foreign currency mark-to-market.

g.  Senior Loans. The Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

h.  Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2019, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

i.  Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value

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Notes to Financial Statements – continued

September 30, 2019

(including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2019, the Fund did not loan securities under this agreement.

j.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

k.  New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated the application of this provision and has determined there will be no impact on the net asset value of the Fund.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

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Notes to Financial Statements – continued

September 30, 2019

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$10,081,550	$43,042,193	(b)(c)	$53,123,743
Finance Companies	3,507,260	397,203,904	1,511,802	(d)	402,222,966
Independent Energy	—	362,922,612	4,515,000	(c)(d)	367,437,612
All Other Non-Convertible Bonds(a)	—	5,355,492,557	—		5,355,492,557

Total Non-Convertible Bonds	3,507,260	6,125,700,623	49,068,995		6,178,276,878

Convertible Bonds(a)	—	417,809,300	—		417,809,300
Municipals(a)	—	183,737,597	—		183,737,597

Total Bonds and Notes	3,507,260	6,727,247,520	49,068,995		6,779,823,775

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Notes to Financial Statements – continued

September 30, 2019

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3		Total
Senior Loans(a)	$—	$22,624,264	$—		$22,624,264
Common Stocks
Chemicals	—	9,007,319	—		9,007,319
Media	5,642,421	1,599,185	—		7,241,606
Oil, Gas & Consumable Fuels	1,479,960	5,398,980	2,094	(c)(d)	6,881,034
All Other Common Stocks(a)	1,035,390,608	—	—		1,035,390,608

Total Common Stocks	1,042,512,989	16,005,484	2,094		1,058,520,567

Preferred Stocks
Convertible Preferred Stocks
Independent Energy	11,052,198	19,115,976	5,763,342	(e)	35,931,516
Midstream	22,768,937	—	32,521,942	(e)	55,290,879
REITs — Diversified	—	39,897,383	—		39,897,383
All Other Convertible Preferred Stocks(a)	17,317,375	—	—		17,317,375

Total Convertible Preferred Stocks	51,138,510	59,013,359	38,285,284		148,437,153

Non-Convertible Preferred Stocks
Electric	1,212,921	135,915	—		1,348,836
REITs — Office Property	—	2,758,420	—		2,758,420
REITs — Warehouse/Industrials	—	12,210,756	—		12,210,756
All Other Non-Convertible Preferred Stocks(a)	585,185	—	—		585,185

Total Non-Convertible Preferred Stocks	1,798,106	15,105,091	—		16,903,197

Total Preferred Stocks	52,936,616	74,118,450	38,285,284		165,340,350

Closed-End Investment Companies	3,048,136	—	—		3,048,136
Warrants	—	8,969,876	—		8,969,876
Short-Term Investments	—	2,637,670,705	—		2,637,670,705

Total	$1,102,005,001	$9,486,636,299	$87,356,373		$10,675,997,673

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued by the Fund’s adviser ($26,940,771) or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($16,101,422).

(c) Includes a security fair valued at zero using Level 3 inputs.

(d) Fair valued by the Fund’s adviser.

(e) Valued using broker-dealer bid prices.

|  46

Notes to Financial Statements – continued

September 30, 2019

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2018 and/or September 30, 2019:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$46,028,298	(a)	$—	$57,257	$898,455	$1,253,800
Finance Companies	—		1,406	—	(70,604)	—
Independent Energy	—		127,740	—	(8,398,580)	12,785,840
Metals & Mining	4,228		(58,686)	(8,112,057)	8,166,515	—
Common Stocks
Oil, Gas & Consumable Fuels	—		—	—	(3,957,488)	3,790,394
Preferred Stocks
Convertible Preferred Stocks
Independent Energy	—		—	—	(4,089,749)	—
Midstream	—		—	—	(23,588,739)	10,220,750

Total	$46,032,526		$70,460	$(8,054,800)	$(31,040,190)	$28,050,784

Investments in Securities – continued	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(5,195,617)	$—	$—	$43,042,193	(a)	$976,533
Finance Companies	—	1,581,000	—	1,511,802		(70,604)
Independent Energy	—	—	—	4,515,000	(a)	(8,398,580)
Metals & Mining	—	—	—	—		—
Common Stocks
Oil, Gas & Consumable Fuels	—	169,188	—	2,094	(a)	(3,957,488)
Preferred Stocks
Convertible Preferred Stocks
Independent Energy	—	9,853,091	—	5,763,342		(4,089,749)
Midstream	—	45,889,931	—	32,521,942		(23,588,739)

Total	$(5,195,617)	$57,493,210	$—	$87,356,373		$(39,128,627)

(a) Includes a security fair valued at zero using Level 3 Inputs.

47  |

Notes to Financial Statements – continued

September 30, 2019

A debt security valued at $1,581,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A common stock valued at $169,188 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

Preferred stocks valued at $55,743,022 were transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities. For the year ended September 30, 2019, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $1,213,561,981 and $1,675,242,927, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $188,627,043 and $2,115, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $3 billion	Next $12 billion	Next $10 billion	Over $25 billion
0.60%	0.50%	0.49%	0.48%

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Notes to Financial Statements – continued

September 30, 2019

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until January 31, 2021, may be terminated before then only with the consent of the Fund’s Board of Trustees and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class	Class N
0.67%	0.92%	1.17%	0.62%

Prior to July 1, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class	Class N
0.70%	0.95%	1.20%	0.65%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreement (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2019, the management fees for the Fund were $58,057,559 (effective rate of 0.53% of average daily net assets).

No expenses were recovered during the year ended September 30, 2019 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees. Natixis Distribution, L.P. (“Natixis Distribution”) which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).

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Notes to Financial Statements – continued

September 30, 2019

Under the Retail Class Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2019, the service and distribution fees for the Fund were as follows:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$251,556	$5,398,173	$251,556

c.  Administrative Fees. Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements – continued

September 30, 2019

Prior to July 1, 2019, the Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended September 30, 2019, the administrative fees were as follows:

Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
$4,846,466	$85,577	$4,760,889

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $7,681,015.

As of September 30, 2019, the Fund owes Natixis Distribution $93,150 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

51  |

Notes to Financial Statements – continued

September 30, 2019

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

f.  Affiliated Ownership. As of September 30, 2019, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.34% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

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Notes to Financial Statements – continued

September 30, 2019

g.  Affiliated Transactions. As a result of a business restructuring, the Fund received common stock shares of Bellatrix Exploration Ltd. (the “Company”) which constitutes more than 5% of the voting securities of the Company. As such, the Company is considered to be an affiliate. A summary of affiliated transactions for the year ended September 30, 2019, is as follows:

	Beginning Value	Purchase Cost	Sales Proceeds	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value	Investment Income
Bellatrix Exploration Ltd., 8.500%	$—	$7,374,500	$—	$9,638	$—	$(2,869,138)	$4,515,000	$207,221
Bellatrix Exploration Ltd., 9.500% PIK or 3.000% Cash	—	5,411,340	—	118,102	—	(5,529,442)	—	—
Bellatrix Exploration Ltd.	—	3,790,394	—	—	—	(3,790,394)	—	—

	$—	$16,576,234	$—	$127,740	$—	$(12,188,974)	$4,515,000	$207,221

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2019, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

Transfer Agent Fees and Expenses
Institutional Class	Retail Class	Admin Class	Class N
$6,299,685	$1,637,963	$76,304	$5,995

7.  Line of Credit. The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

For the year ended September 30, 2019, the Fund had no borrowings under this agreement.

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Notes to Financial Statements – continued

September 30, 2019

8.  Concentration of Risk. The Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

9.  Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	114,880,589	$1,536,762,571	136,137,978	$1,872,986,565
Issued in connection with the reinvestment of distributions	22,980,553	307,097,798	37,467,372	514,100,351
Redeemed	(212,391,166)	(2,831,530,285)	(193,311,881)	(2,665,985,676)

Net change	(74,530,024)	$(987,669,916)	(19,706,531)	$(278,898,760)

Retail Class
Issued from the sale of shares	15,929,615	$212,676,780	24,485,180	$336,311,913
Issued in connection with the reinvestment of distributions	6,000,286	79,721,992	13,038,770	178,062,565
Redeemed	(60,037,841)	(797,894,770)	(96,754,700)	(1,323,122,744)

Net change	(38,107,940)	$(505,495,998)	(59,230,750)	$(808,748,266)

Admin Class
Issued from the sale of shares	1,157,656	$15,385,127	1,852,036	$25,262,450
Issued in connection with the reinvestment of distributions	264,817	3,500,482	536,880	7,306,069
Redeemed	(4,266,412)	(56,394,526)	(5,372,921)	(74,065,591)

Net change	(2,843,939)	$(37,508,917)	(2,984,005)	$(41,497,072)

Class N
Issued from the sale of shares	10,314,319	$138,677,808	24,958,840	$344,844,926
Issued in connection with the reinvestment of distributions	1,364,601	18,225,344	1,612,839	22,072,535
Redeemed	(10,030,579)	(134,939,664)	(9,532,680)	(130,154,252)

Net change	1,648,341	$21,963,488	17,038,999	$236,763,209

Decrease from capital share transactions	(113,833,562)	$(1,508,711,343)	(64,882,287)	$(892,380,889)

|  54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Bond Fund (one of the funds constituting Loomis Sayles Funds I, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

55  |

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2019, 11.96% of dividends distributed by Bond Fund qualify for the dividends received deduction for corporate shareholders.

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Bond Fund designated $36,170,163 as capital gains distributions for the fiscal year ended September 30, 2019, unless subsequently determined to be different.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.

|  56

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President of since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

|  62

Annual Report

September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols

Daniel Conklin, CFA®*	Class A LSDRX

Christopher T. Harms	Class C LSCDX

Clifton V. Rowe, CFA®	Class N LSDNX

Kurt L. Wagner, CFA®, CIC	Class Y LSDIX

Loomis Sayles & Company, L.P.

*	Daniel Conklin was named Associate Portfolio Manager effective October 1, 2019.

Investment Goal

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates. The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

These circumstances helped fuel gains for US Treasuries, with longer-term issues registering the largest advance. The yield on the benchmark 10-year Treasury note, after reaching a peak of 3.23% in October 2018, fell to 1.47% in early September — near its lowest level of the past decade. (Prices and yields move in opposite directions.)

Investment grade corporates generated robust returns and finished the period as the top performing major fixed income category. In addition to benefiting from the rally in rate-sensitive assets, investment grade corporates were boosted by both positive earnings trends and healthy investor risk appetites.

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasuries and investment grade corporates. Commercial mortgage backed securities (CMBS) delivered the largest gains, followed by mortgage-backed-securities (MBS) and asset-backed securities (ABS), respectively.

Performance Results

For the 12 months ended September 30, 2019, Class Y shares of the Loomis Sayles Intermediate Duration Bond Fund returned 8.38% at net asset value. The Fund

1  |

outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 8.17%.

Explanation of Fund Performance

A meaningful underweight to US Treasuries proved beneficial as the sector underperformed risk assets during the period. Corporate bond exposure was a strong source of positive performance over the period as corporates outperformed US Treasuries of comparable duration (and corresponding interest rate sensitivity). Positive contributions within the Fund’s allocation to corporates were driven by an overweight to financial issuers, most notably within banking and insurance. Additionally, security selection within industrial-related segments such as communications, basic industry and consumer cyclical also contributed to performance. Finally, out-of-benchmark positioning in securitized credit was advantageous over the 12 months, most notably issuer choices within non-agency CMBS and car loan receivables within ABS.

On the downside, exposure to agency-backed securitized assets marginally detracted from performance. Security selection within student loan names was also a slight constraint on relative performance during the period. Finally, the Fund’s allocation to government- related sectors weighed modestly on return.

Outlook

We believe that the Fed will cut rates at least one more time in 2019 depending on the progress of trade talks and economic indicators. In our opinion, the cuts should help ameliorate yield curve inversion, stimulate activity and ease concerns about the end of the credit cycle.1 We believe these cuts represent a “mid-cycle adjustment” and we do not expect a US recession to take hold over the next twelve months.

Corporate fundamentals remain consistent with a credit cycle in late expansion mode. Top line revenues have plateaued, margins have started to deteriorate, leverage is elevated, and businesses are concerned with the economic environment, particularly given the ongoing discussions around trade. Primary cycle risks continue to include the pace of global growth, US trade policy, strong dollar, global central bank policy accommodation and the potential for further escalation of Middle East tensions.

We continue to favor sectors offering higher yield potential than Treasuries and therefore remain underweight government bonds given low yields.

Additionally, we continue to be overweight credit. We are focused on security selection opportunities, buying new issues with favorable concessions and secondary market bonds that offer potentially favorable risk/return profiles. We remain overweight both agency and non-agency CMBS, particularly senior parts of the capital stack.

Within MBS, we are focused on securities with limited prepayment risk. The high-quality ABS sector remains attractive relative to government bonds. Consumer fundamentals continue to be healthy and we still favor auto loans and credit card receivables within ABS.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

We have been maintaining a higher yield and exposure to more credit-sensitive sectors relative to the benchmark. We continue to monitor the portfolio and diversify our holdings with an eye toward minimizing undue exposure to macroeconomic risk and/or issuer-specific events.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Class Y Shares

September 30, 2009 through September 30, 20191,4,5

3  |

Average Annual Total Returns — September 30, 20194,5

				Life of	Expense Ratios[6]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 1/28/98)[1]
NAV	8.38%	2.91%	3.75%	—%	0.45%	0.40%

Class A (Inception 5/28/10)[1]
NAV	8.11	2.65	3.50	—	0.70	0.65
With 4.25% Maximum Sales Charge	3.54	1.77	3.05	—

Class C (Inception 8/31/16)[1]
NAV	7.28	1.86	2.64	—	1.45	1.40
With CDSC[2]	6.28	1.86	2.64	—

Class N (Inception 2/01/19)
NAV	—	—	—	6.19	0.40	0.35

Comparative Performance
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	8.17	2.68	3.05	5.70

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

As of August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range within the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

4	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  4

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols

Daniel Conklin, CFA®*	Class A NEFLX

Christopher T. Harms	Class C NECLX

Clifton V. Rowe, CFA®	Class N LGANX

Kurt L. Wagner, CFA®, CIC	Class Y NELYX

Loomis, Sayles & Company, L.P.

*	Daniel Conklin was named Associate Portfolio Manager effective October 1, 2019.

Investment Goal

The Fund seeks high current return consistent with preservation of capital.

Market Conditions

Global fixed income markets delivered healthy gains over the 12-month period, reflecting the combination of slowing economic growth, persistently low inflation and the US Federal Reserve’s (Fed’s) shift toward an increasingly accommodative monetary policy. As recently as the fourth quarter of 2018, the markets generally anticipated that the Fed would continue to raise interest rates for at least another 12 months. As growth slowed in late 2018, however, the Fed indicated that its next move would likely be to reduce interest rates.

The Fed indeed cut rates by a quarter point on both August 1 and September 19, 2019, bringing its benchmark federal funds target rate to a range of 1.75% to 2.00%. In addition, the markets appeared to be pricing in the likelihood of further reductions by mid-2020. The dramatic change in the outlook for Fed policy was the leading factor in the strong, broad-based rally in bonds.

These circumstances helped fuel gains for US Treasuries, with longer-term issues registering the largest advance. The yield on the benchmark 10-year Treasury note, after reaching a peak of 3.23% in October 2018, fell to 1.47% in early September — near its lowest level of the past decade. (Prices and yields move in opposite directions.)

Securitized assets generated strong absolute returns, but their lower interest rate sensitivity caused them to lag Treasuries and investment grade corporates. Commercial mortgage-backed securities (CMBS) delivered the largest gains, followed by mortgage-backed securities (MBS) and asset-backed securities (ABS), respectively.

Performance Results

For the 12 months ended September 30, 2019, Class Y shares of the Loomis Sayles Limited Term Government and Agency Fund returned 4.67% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which returned 5.69%.

5  |

Explanation of Fund Performance

The Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) was the main detractor from relative return. The portfolio’s slightly shorter-than-benchmark stance with respect to duration (and corresponding sensitivity to changes in interest rates) weighed on results as yields fell. An underweight allocation to US Agency bonds acted as a constraint on performance as the sector outperformed comparable-duration Treasuries over the period. Finally, the Fund’s cash position detracted from relative return.

The Fund’s selection within securitized assets aided performance relative to the benchmark for the 12-month period. On the agency-backed side of securitized assets, holdings of CMBS led positive contributions, while auto receivables within ABS contributed positively on the non-agency side.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) are more attractive with valuations near longer-term averages. Mortgages issued in recent years are relatively high quality compared with those issued in prior years. Therefore, we favor an underweight to recently issued 30-year MBS and prefer MBS sectors less likely to face refinancing and extension risk, such as low loan balance mortgages and home equity conversion mortgages.

Within the commercial real estate sector, top-tier assets and markets have generally recovered and are at or above prior peak levels. We believe investment grade CMBS remain attractive.

We believe ABS currently offer an attractive combination of strong credit quality and enhanced yield. Within the sector we favor higher-yielding securities and bonds of less frequent issuers within ABS. Our analysis indicates the credit risk of these securities is inefficiently priced and they offer potentially attractive opportunities for additional yield.

|  6

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares

September 30, 2009 through September 30, 20193

7  |

Average Annual Total Returns — September 30, 20193

				Life of	Expense Ratios[4]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Class Y (Inception 3/31/94)
NAV	4.67%	1.52%	2.11%	—%	0.55%	0.55%

Class A (Inception 1/3/89)
NAV	4.42	1.27	1.85	—	0.80	0.80
With 2.25% Maximum Sales Charge	2.03	0.80	1.62	—

Class C (Inception 12/30/94)
NAV	3.64	0.51	1.09	—	1.55	1.55
With CDSC[1]	2.64	0.51	1.09	—

Class N (Inception 2/1/17)
NAV	4.77	—	—	2.23	0.48	0.46

Comparative Performance
Bloomberg Barclays U.S. 1-5 Year Government Bond Index[2]	5.69	1.69	1.68	2.23

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg Barclays U.S. Government Index, which is composed of the Bloomberg Barclays U.S. Treasury and U.S. Agency Indices. The Bloomberg Barclays U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg Barclays U.S. Government Index is a component of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Aggregate Bond Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  8

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

9  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2019 through September 30, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  10

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2019	ENDING ACCOUNT VALUE 9/30/2019	EXPENSES PAID DURING PERIOD* 4/1/2019 – 9/30/2019
Class A
Actual	$1,000.00	$1,039.80	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$1,037.00	$7.15
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class N
Actual	$1,000.00	$1,041.40	$1.79
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78
Class Y
Actual	$1,000.00	$1,042.10	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40%, 0.35% and 0.40% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2019	ENDING ACCOUNT VALUE 9/30/2019	EXPENSES PAID DURING PERIOD* 4/1/2019 – 9/30/2019
Class A
Actual	$1,000.00	$1,020.90	$4.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class C
Actual	$1,000.00	$1,017.10	$7.84
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.84
Class N
Actual	$1,000.00	$1,022.70	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.33
Class Y
Actual	$1,000.00	$1,023.10	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.79

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.80%, 1.55%, 0.46% and 0.55% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

11  |

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, the use of “soft” commission dollars to pay for research and other similar services, (iv) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review

|  12

Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2019. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that through December 31, 2018, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Intermediate Duration Bond Fund	17%	76%	83%
Loomis Sayles Limited Term Government and Agency Fund	29%	15%	22%

13  |

In the case of a Fund that had performance that lagged that of a relevant category group median as determined by the independent third-party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement, including: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance had shown improvement relative to its category; (3) the Fund had outperformed its relevant performance benchmark; and (4) that the Fund had recently been assigned to a different category by the independent third-party data provider, which is expected to result in more relevant performance comparisons.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Funds under their caps. The Trustees noted that the total advisory fee rates for the Funds were below the medians of their respective peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its

|  14

affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of Natixis Investment Managers compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense caps. With respect to economies of scale, the Trustees noted that the Loomis Sayles Limited Term Government and Agency Fund had breakpoints in its advisory fee and that all of the Funds were subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the

15  |

Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements, should be continued through June 30, 2020.

|  16

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 97.5% of Net Assets
	ABS Car Loan — 9.0%
$22,037	ACC Trust, Series 2018-1, Class A, 3.700%, 12/21/2020, 144A	$22,064
70,164	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	70,323
160,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.240%, 4/08/2022	159,940
555,000	AmeriCredit Automobile Receivables Trust, Series 2016-4, Class B, 1.830%, 12/08/2021(a)	554,335
110,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.300%, 2/18/2022	109,990
510,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class B, 3.580%, 10/18/2024	526,963
480,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/2024	483,707
695,000	AmeriCredit Automobile Receivables Trust, Series 2019-3, Class A3, 2.060%, 4/18/2024	695,536
360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A(a)	363,898
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1, Class A, 3.450%, 3/20/2023, 144A	102,714
640,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	665,998
261,072	Bank of the West Auto Trust, Series 2017-1, Class A3, 2.110%, 1/15/2023, 144A	260,875
450,000	Bank of the West Auto Trust, Series 2019-1, Class A3, 2.430%, 4/15/2024, 144A	453,441
461,067	California Republic Auto Receivables Trust, Series 2017-1, Class A4, 2.280%, 6/15/2022(a)	461,121
87,552	Capital Auto Receivables Asset Trust, Series 2017-1, Class A3, 2.020%, 8/20/2021, 144A	87,500
565,000	Capital One Prime Auto Receivables Trust, Series 2019-2, Class A3, 1.920%, 5/15/2024	565,352
624,827	CarMax Auto Owner Trust, Series 2017-2, Class A3, 1.930%, 3/15/2022(a)	624,158
660,000	Carvana Auto Receivables Trust, Series 2019-3A, Class A3, 2.340%, 6/15/2023, 144A(b)(c)	660,000
10,742	Chrysler Capital Auto Receivables Trust, Series 2016-BA, Class A3, 1.640%, 7/15/2021, 144A	10,740
25,558	CIG Auto Receivables Trust, Series 2017-1A, Class A, 2.710%, 5/15/2023, 144A	25,584
27,454	CPS Auto Receivables Trust, Series 2017-C, Class B, 2.300%, 7/15/2021, 144A	27,453
775,000	CPS Auto Receivables Trust, Series 2018-D, Class B, 3.610%, 11/15/2022, 144A	784,893
1,005,000	Drive Auto Receivables Trust, Series 2018-5, Class B, 3.680%, 7/15/2023	1,019,949
215,000	Drive Auto Receivables Trust, Series 2019-3, Class B, 2.650%, 2/15/2024	217,034
153,564	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	153,711
170,881	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A	172,767
3,715	DT Auto Owner Trust, Series 2017-1A, Class C, 2.700%, 11/15/2022, 144A	3,716
60,000	DT Auto Owner Trust, Series 2018-2A, Class C, 3.670%, 3/15/2024, 144A	60,777
285,000	DT Auto Owner Trust, Series 2019-1A, Class C, 3.610%, 11/15/2024, 144A	290,586
270,000	DT Auto Owner Trust, Series 2019-2A, Class C, 3.180%, 2/18/2025, 144A	274,000

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$184,397	Exeter Automobile Receivables Trust, Series 2017-2A, Class B, 2.820%, 5/16/2022, 144A	$184,701
111,732	Exeter Automobile Receivables Trust, Series 2018-1A, Class B, 2.750%, 4/15/2022, 144A	111,809
368,667	Exeter Automobile Receivables Trust, Series 2018-2A, Class B, 3.270%, 5/16/2022, 144A	369,620
150,000	Exeter Automobile Receivables Trust, Series 2019-2A, Class B, 3.060%, 5/15/2023, 144A	151,561
123,173	First Investors Auto Owner Trust, Series 2017-1A, Class A2, 2.200%, 3/15/2022, 144A	123,147
269,841	First Investors Auto Owner Trust, Series 2017-2A, Class A2, 2.270%, 7/15/2022, 144A	269,732
270,465	First Investors Auto Owner Trust, Series 2018-2A, Class A1, 3.230%, 12/15/2022, 144A	271,724
183,065	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	183,877
4,893	Flagship Credit Auto Trust, Series 2016-3, Class B, 2.430%, 6/15/2021, 144A	4,893
64,560	Flagship Credit Auto Trust, Series 2016-4, Class B, 2.410%, 10/15/2021, 144A	64,547
800,000	Flagship Credit Auto Trust, Series 2018-4, Class B, 3.880%, 10/16/2023, 144A	824,530
230,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A	230,002
705,000	Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.030%, 12/15/2027, 144A(a)	704,581
595,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/2031, 144A(a)	619,703
635,000	Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.840%, 3/15/2024	646,926
265,000	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A	269,622
631,525	GLS Auto Receivables Trust, Series 2019-2A, Class A, 3.060%, 4/17/2023, 144A	635,377
133,460	GM Financial Consumer Automobile Receivables Trust, Series 2017-1A, Class A3, 1.780%, 10/18/2021, 144A	133,235
416,056	GM Financial Consumer Automobile Receivables Trust, Series 2017-3A, Class A3, 1.970%, 5/16/2022, 144A(a)	416,009
450,000	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	452,683
510,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A(a)	510,451
150,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	150,601
125,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A2, 3.220%, 2/15/2023, 144A	126,656
310,000	NextGear Floorplan Master Owner Trust, Series 2018-2A, Class A2, 3.690%, 10/15/2023, 144A	319,164
1,045,000	Prestige Auto Receivables Trust, Series 2019-1A, Class A3, 2.450%, 5/15/2023, 144A	1,048,406
370,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.900%, 10/15/2024	375,959
460,000	Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.810%, 12/16/2024	468,424

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$655,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.160%, 11/15/2022	$655,112
129,353	Westlake Automobile Receivables Trust, Series 2018-1A, Class B, 2.670%, 5/17/2021, 144A	129,418
515,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class B, 3.260%, 10/17/2022, 144A	520,073
830,000	Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.620%, 7/15/2024, 144A	834,281
105,227	World Omni Auto Receivables Trust, Series 2017-B, Class A3, 1.950%, 2/15/2023	105,187

		21,821,136

	ABS Credit Card — 1.9%
620,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024	635,223
925,000	Barclays Dryrock Issuance Trust, Series 2019-1, Class A, 1.960%, 5/15/2025	926,745
805,000	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4, 1.990%, 7/17/2023(a)	805,186
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	263,155
555,000	World Financial Network Credit Card Master Trust, Series 2016-C, Class A, 1.720%, 8/15/2023(a)	554,888
730,000	World Financial Network Credit Card Master Trust, Series 2017-A, Class A, 2.120%, 3/15/2024(a)	729,410
585,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class A, 2.210%, 7/15/2026	584,609

		4,499,216

	ABS Home Equity — 0.4%
244,830	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A, 4.000%, 4/28/2055, 144A	250,106
55,315	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	55,233
139,800	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	140,484
11,866	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.924%, 7/25/2021(b)(c)(d)	11,336
5,332	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)(c)(d)	5,273
279,300	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 1-month LIBOR + 1.850%, 3.868%, 10/25/2027(a)(e)	281,117
92,911	Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(d)	93,053
79,350	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(d)	79,441
35,025	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 4.968%, 5/01/2035(d)	36,463

		952,506

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Other — 2.8%
$195,765	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	$199,656
176,558	John Deere Owner Trust, Series 2017-B, Class A3, 1.820%, 10/15/2021	176,284
520,000	Mariner Finance Issuance Trust, Series 2017-BA, Class A, 2.920%, 12/20/2029, 144A	521,249
194,829	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(d)	198,638
113,635	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	114,028
555,000	OneMain Financial Issuance Trust, Series 2018-1A, Class A, 3.300%, 3/14/2029, 144A(a)	564,780
285,618	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	294,198
338,894	SCF Equipment Leasing LLC, Series 2018-1A, Class A2, 3.630%, 10/20/2024, 144A(a)	341,636
64,021	Sierra Timeshare Conduit Receivables Funding LLC, Series 2017-1A, Class A, 2.910%, 3/20/2034, 144A	64,599
730,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class A2, 3.350%, 4/26/2027, 144A	736,198
789,382	SoFi Consumer Loan Program Trust, Series 2018-4, Class A, 3.540%, 11/26/2027, 144A	797,440
121,458	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	121,312
48,889	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	48,873
129,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	129,476
2,180,000	Verizon Owner Trust, Series 2019-B, Class A1A, 2.330%, 12/20/2023	2,197,250
345,000	Wheels SPV 2 LLC, Series 2019-1A, Class A2, 2.300%, 5/22/2028, 144A	345,700

		6,851,317

	ABS Student Loan — 0.4%
89,546	Earnest Student Loan Program LLC, Series 2017-A, Class A2, 2.650%, 1/25/2041, 144A	89,819
318,534	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	326,367
123,988	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 3-month LIBOR + 0.800%, 3.076%, 7/25/2025(e)	124,020
34,516	SoFi Professional Loan Program LLC, Series 2015-A, Class A2, 2.420%, 3/25/2030, 144A	34,517
174,816	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	176,262
180,000	SoFi Professional Loan Program LLC, Series 2017-E, Class A2B, 2.720%, 11/26/2040, 144A	183,352
77,479	South Carolina Student Loan Corp., Series 2010-1, Class A2, 3-month LIBOR + 1.000%, 3.276%, 7/25/2025(e)	77,540

		1,011,877

	ABS Whole Business — 0.2%
529,650	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	554,983

	Aerospace & Defense — 0.2%
450,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	450,414

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — 0.8%
$648,018	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(a)(d)	$661,141
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(a)	530,657
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024(a)	723,635

		1,915,433

	Airlines — 0.0%
34,207	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	34,548

	Automotive — 5.0%
425,000	American Honda Finance Corp., MTN, 2.000%, 2/14/2020	424,958
925,000	American Honda Finance Corp., MTN, 2.150%, 9/10/2024	921,052
1,095,000	American Honda Finance Corp., MTN, 2.200%, 6/27/2022	1,099,041
245,000	American Honda Finance Corp., MTN, 3.625%, 10/10/2023	259,450
290,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A	288,680
1,100,000	Daimler Finance North America LLC, 3.350%, 2/22/2023, 144A	1,129,528
670,000	Ford Motor Credit Co. LLC, 2.979%, 8/03/2022	664,488
200,000	Ford Motor Credit Co. LLC, 3.810%, 1/09/2024	199,286
535,000	Ford Motor Credit Co. LLC, 4.542%, 8/01/2026	534,504
360,000	General Motors Financial Co., Inc., 4.150%, 6/19/2023	374,155
315,000	Harley-Davidson Financial Services, Inc., 3.350%, 2/15/2023, 144A	321,177
220,000	Harley-Davidson Financial Services, Inc., 4.050%, 2/04/2022, 144A	226,904
585,000	Hyundai Capital America, 2.750%, 9/18/2020, 144A	586,142
1,175,000	Hyundai Capital America, 3.000%, 6/20/2022, 144A	1,183,904
175,000	Hyundai Capital America, 3.450%, 3/12/2021, 144A	177,200
1,065,000	Nissan Motor Acceptance Corp., 2.150%, 7/13/2020, 144A	1,063,841
730,000	Nissan Motor Acceptance Corp., 3.450%, 3/15/2023, 144A	749,472
870,000	Toyota Motor Credit Corp., MTN, 2.150%, 9/08/2022	875,233
255,000	Volkswagen Group of America Finance LLC, 3.200%, 9/26/2026, 144A	256,986
615,000	Volkswagen Group of America Finance LLC, 4.250%, 11/13/2023, 144A	655,224

		11,991,225

	Banking — 17.3%
315,000	American Express Co., 2.200%, 10/30/2020	315,470
495,000	American Express Co., 3.700%, 8/03/2023	521,514
915,000	ANZ New Zealand International Ltd., 2.200%, 7/17/2020, 144A	916,469
395,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	413,587
545,000	Bank of Montreal, MTN, 2.500%, 6/28/2024	550,784
950,000	Bank of Nova Scotia (The), 2.150%, 7/14/2020	951,239
450,000	Banque Federative du Credit Mutuel S.A., 2.200%, 7/20/2020, 144A	450,551
460,000	Banque Federative du Credit Mutuel S.A., 2.700%, 7/20/2022, 144A	466,048
485,000	Banque Federative du Credit Mutuel S.A., 3.750%, 7/20/2023, 144A	510,389
1,110,000	Barclays PLC, (fixed rate to 5/16/2023, variable rate thereafter), 4.338%, 5/16/2024	1,160,136
770,000	Barclays PLC, (fixed rate to 6/20/2029, variable rate thereafter), 5.088%, 6/20/2030	802,874
720,000	BB&T Corp., MTN, 2.500%, 8/01/2024	725,777

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$1,015,000	BB&T Corp., MTN, 3.050%, 6/20/2022	$1,039,842
490,000	BNZ International Funding Ltd., 2.400%, 2/21/2020, 144A	490,558
160,000	Capital One Financial Corp., 3.750%, 3/09/2027	167,951
545,000	Capital One NA, 2.150%, 9/06/2022	544,466
215,000	Citigroup, Inc., 2.900%, 12/08/2021	218,172
1,000,000	Citigroup, Inc., (fixed rate to 1/24/2022, variable rate thereafter), 3.142%, 1/24/2023	1,018,220
310,000	Citizens Bank NA, 2.250%, 3/02/2020	310,097
250,000	Comerica Bank, 2.500%, 6/02/2020	250,659
225,000	Comerica, Inc., 3.700%, 7/31/2023	236,239
660,000	Cooperatieve Rabobank U.A. (NY), 2.750%, 1/10/2023	671,687
925,000	Credit Agricole S.A., 3.750%, 4/24/2023, 144A	966,749
940,000	Danske Bank A/S, 3.875%, 9/12/2023, 144A	974,541
215,000	Deutsche Bank AG, 3.150%, 1/22/2021	214,851
795,000	Discover Bank, 2.450%, 9/12/2024	793,132
240,000	Discover Financial Services, 4.500%, 1/30/2026	260,764
520,000	Goldman Sachs Group, Inc. (The), (fixed rate to 10/31/2021, variable rate thereafter), 2.876%, 10/31/2022	525,934
520,000	HSBC Holdings PLC, (fixed rate to 9/12/2025, variable rate thereafter), 4.292%, 9/12/2026	557,603
185,000	HSBC USA, Inc., 2.375%, 11/13/2019	185,041
350,000	ING Groep NV, 4.625%, 1/06/2026, 144A	387,534
695,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	690,118
535,000	JPMorgan Chase & Co., (fixed rate to 4/1/2022, variable rate thereafter), 3.207%, 4/01/2023	548,037
790,000	KeyCorp, MTN, 2.550%, 10/01/2029	772,737
665,000	Lloyds Bank PLC, 2.250%, 8/14/2022	663,357
495,000	Lloyds Banking Group PLC, 4.050%, 8/16/2023	519,027
560,000	Mitsubishi UFJ Financial Group, Inc., 3.195%, 7/18/2029	578,645
790,000	Mizuho Financial Group, Inc., (fixed rate to 9/13/2029, variable rate thereafter), 2.869%, 9/13/2030	786,689
930,000	National Australia Bank Ltd., 3.700%, 11/04/2021	960,230
1,135,000	National Bank of Canada, 2.200%, 11/02/2020	1,137,497
620,000	Nationwide Building Society, (fixed rate to 3/08/2023, variable rate thereafter), 3.766%, 3/08/2024, 144A	636,653
1,020,000	NatWest Markets PLC, 3.625%, 9/29/2022, 144A	1,047,147
1,055,000	Nordea Bank Abp, 2.125%, 5/29/2020, 144A	1,054,895
315,000	Northern Trust Corp., (fixed rate to 5/08/2027, variable rate thereafter), 3.375%, 5/08/2032	323,275
820,000	PNC Financial Services Group, Inc. (The), 2.600%, 7/23/2026	830,252
1,125,000	Royal Bank of Canada, GMTN, 2.550%, 7/16/2024	1,140,237
690,000	Santander Holdings USA, Inc., 3.500%, 6/07/2024	707,877
635,000	Santander Holdings USA, Inc., 3.700%, 3/28/2022	652,831
235,000	Santander Holdings USA, Inc., 4.450%, 12/03/2021	245,450
350,000	Santander UK PLC, 2.125%, 11/03/2020	349,659
715,000	Santander UK PLC, 2.500%, 1/05/2021	715,903

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$580,000	Santander UK PLC, 2.875%, 6/18/2024	$588,648
530,000	Standard Chartered PLC, (fixed rate to 5/21/2024, variable rate thereafter), 3.785%, 5/21/2025, 144A	547,117
305,000	State Street Corp., (fixed rate to 5/15/2022, variable rate thereafter), 2.653%, 5/15/2023	309,961
545,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	551,081
235,000	Sumitomo Mitsui Financial Group, Inc., 2.784%, 7/12/2022	238,401
440,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	450,067
515,000	Svenska Handelsbanken AB, 3.900%, 11/20/2023	550,324
1,140,000	Synchrony Bank, 3.650%, 5/24/2021	1,161,902
150,000	Synchrony Financial, 3.700%, 8/04/2026	153,095
75,000	Synchrony Financial, 4.250%, 8/15/2024	79,056
1,065,000	Toronto Dominion Bank (The), MTN, 3.250%, 6/11/2021	1,087,382
840,000	U.S. Bank NA, 2.000%, 1/24/2020	840,062
1,150,000	UBS AG, 2.200%, 6/08/2020, 144A	1,151,081
665,000	UniCredit SpA, 3.750%, 4/12/2022, 144A	680,007
1,030,000	Wells Fargo Bank NA, 3.625%, 10/22/2021	1,059,831
195,000	Westpac Banking Corp., 2.800%, 1/11/2022	198,361

		41,605,770

	Brokerage — 0.2%
415,000	Ameriprise Financial, Inc., 3.000%, 3/22/2022	422,695

	Building Materials — 0.3%
107,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/2020	107,385
600,000	Martin Marietta Materials, Inc., 3-month LIBOR + 0.650%, 2.800%, 5/22/2020(e)	600,824
40,000	Masco Corp., 3.500%, 4/01/2021	40,549
4,000	Masco Corp., 7.125%, 3/15/2020	4,079

		752,837

	Cable Satellite — 0.1%
320,000	Cox Communications, Inc., 3.150%, 8/15/2024, 144A	327,713

	Chemicals — 0.7%
205,000	Alpek SAB de CV, 4.250%, 9/18/2029, 144A	206,743
480,000	Cabot Corp., 4.000%, 7/01/2029	502,768
255,000	DuPont de Nemours, Inc., 3.766%, 11/15/2020	259,694
9,000	Eastman Chemical Co., 4.500%, 1/15/2021	9,185
45,000	Methanex Corp., 3.250%, 12/15/2019	45,089
740,000	Methanex Corp., 5.250%, 12/15/2029	742,989

		1,766,468

	Collateralized Mortgage Obligations — 3.5%
672,484	Government National Mortgage Association, Series 2010-H02, Class FA, 1-month LIBOR + 0.680%, 2.820%, 2/20/2060(e)	675,080
328,151	Government National Mortgage Association, Series 2010-H03, Class FA, 1-month LIBOR + 0.550%, 2.690%, 3/20/2060(e)	328,645
173,905	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.880%, 7/20/2064(e)	173,990

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$123,467	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.729%, 7/20/2064(e)	$123,529
23,619	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	23,495
315,609	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065(a)	311,593
511,053	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.149%, 2/20/2066(a)(e)	516,423
571,230	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 2.829%, 4/20/2066(a)(e)	571,946
2,193,853	Government National Mortgage Association, Series 2018-H17, Class JA, 3.750%, 9/20/2068(a)(d)	2,372,724
429,135	Government National Mortgage Association, Series 2019-H01, Class FL, 1-month LIBOR + 0.450%, 2.679%, 12/20/2068(e)	428,704
1,497,078	Government National Mortgage Association, Series 2019-H01, Class FT, 1-month LIBOR + 0.400%, 2.629%, 10/20/2068(a)(e)	1,494,981
1,304,620	Government National Mortgage Association, Series 2019-H10, Class FM, 1-month LIBOR + 0.400%, 2.629%, 5/20/2069(e)	1,303,830

		8,324,940

	Construction Machinery — 0.6%
265,000	Caterpillar Financial Services Corp., 2.650%, 5/17/2021	267,880
300,000	Caterpillar Financial Services Corp., MTN, 3.150%, 9/07/2021	306,206
500,000	Caterpillar Financial Services Corp., MTN, 3.650%, 12/07/2023	530,837
110,000	John Deere Capital Corp., MTN, 2.600%, 3/07/2024	112,242
174,000	John Deere Capital Corp., Series 0014, MTN, 2.450%, 9/11/2020	174,761

		1,391,926

	Consumer Cyclical Services — 0.7%
790,000	Expedia Group, Inc., 3.250%, 2/15/2030, 144A	787,747
285,000	Experian Finance PLC, 4.250%, 2/01/2029, 144A	320,116
495,000	Western Union Co. (The), 4.250%, 6/09/2023	520,323

		1,628,186

	Diversified Manufacturing — 0.8%
455,000	Kennametal, Inc., 4.625%, 6/15/2028	483,965
265,000	Timken Co. (The), 4.500%, 12/15/2028	284,250
860,000	United Technologies Corp., 3.650%, 8/16/2023	910,079
175,000	Wabtec Corp., 3-month LIBOR + 1.300%, 3.419%, 9/15/2021(e)	175,005
155,000	Wabtec Corp., 4.950%, 9/15/2028	170,916

		2,024,215

	Electric — 5.2%
720,000	Alliant Energy Finance LLC, 4.250%, 6/15/2028, 144A	772,882
225,000	Ameren Corp., 2.500%, 9/15/2024	226,117
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	123,009
1,035,000	Consolidated Edison, Inc., Series A, 2.000%, 3/15/2020	1,034,434
225,000	Dominion Energy, Inc., 3.071%, 8/15/2024	230,480
590,000	DTE Energy Co., Series C, 2.529%, 10/01/2024	591,757

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — continued
$1,135,000	Duke Energy Carolinas LLC, 3.050%, 3/15/2023	$1,174,325
575,000	Evergy, Inc., 2.900%, 9/15/2029	572,092
451,000	Exelon Corp., 2.450%, 4/15/2021	452,010
179,000	Exelon Generation Co. LLC, 2.950%, 1/15/2020	179,244
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	121,464
605,000	Fortis, Inc., 2.100%, 10/04/2021	603,007
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	191,491
690,000	National Rural Utilities Cooperative Finance Corp., MTN, 1.500%, 11/01/2019	688,129
830,000	Nextera Energy Capital Holding, Inc., 2.403%, 9/01/2021	835,121
1,115,000	PNM Resources, Inc., 3.250%, 3/09/2021	1,125,529
370,000	PSEG Power LLC, 3.850%, 6/01/2023	390,836
235,000	Public Service Enterprise Group, Inc., 2.875%, 6/15/2024	241,112
273,000	Southern Co. (The), 2.750%, 6/15/2020	273,997
720,000	Southern Power Co., Series E, 2.500%, 12/15/2021	721,234
815,000	Vistra Operations Co. LLC, 3.550%, 7/15/2024, 144A	820,409
1,030,000	Wisconsin Public Service Corp., 3.350%, 11/21/2021	1,058,795

		12,427,474

	Finance Companies — 1.3%
790,000	Air Lease Corp., 3.250%, 10/01/2029	778,882
275,000	Air Lease Corp., 3.875%, 7/03/2023	286,975
210,000	Aircastle Ltd., 4.125%, 5/01/2024	218,785
1,005,000	Ares Capital Corp., 4.200%, 6/10/2024	1,030,130
305,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	315,403
225,000	Aviation Capital Group LLC, 4.375%, 1/30/2024, 144A	236,935
375,000	Avolon Holdings Funding Ltd., 3.625%, 5/01/2022, 144A	380,063

		3,247,173

	Financial Other — 0.2%
410,000	Mitsubishi UFJ Lease & Finance Co. Ltd., 2.652%, 9/19/2022, 144A	411,275
185,000	ORIX Corp., 3.250%, 12/04/2024	191,764

		603,039

	Food & Beverage — 2.8%
835,000	Bacardi Ltd., 4.700%, 5/15/2028, 144A	911,961
120,000	Brown-Forman Corp., 3.500%, 4/15/2025	127,695
525,000	Bunge Ltd. Finance Corp., 4.350%, 3/15/2024	552,998
565,000	Coca-Cola Co. (The), 1.750%, 9/06/2024	559,702
785,000	Diageo Capital PLC, 2.375%, 10/24/2029	777,904
1,095,000	General Mills, Inc., 2.600%, 10/12/2022	1,107,033
90,000	Kraft Heinz Foods Co., 3.000%, 6/01/2026	89,045
555,000	Kraft Heinz Foods Co., 3.750%, 4/01/2030, 144A	560,182
845,000	Molson Coors Brewing Co., 2.250%, 3/15/2020	844,484
795,000	Mondelez International Holdings Netherlands BV, 2.250%, 9/19/2024, 144A	791,163
140,000	Smithfield Foods, Inc., 3.350%, 2/01/2022, 144A	140,417
320,000	Sysco Corp., 3.550%, 3/15/2025	339,023

		6,801,607

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Government Owned – No Guarantee — 0.1%
$155,000	Petroleos Mexicanos, 6.875%, 8/04/2026	$166,644

	Health Insurance — 0.1%
310,000	Humana, Inc., 2.500%, 12/15/2020	310,707

	Healthcare — 0.8%
630,000	Cigna Corp., 3.750%, 7/15/2023	659,721
95,000	Express Scripts Holding Co., 4.500%, 2/25/2026	103,750
65,000	Express Scripts Holding Co., 4.750%, 11/15/2021	68,311
190,000	Fresenius Med Care III Co., 3.750%, 6/15/2029, 144A	191,116
195,000	HCA, Inc., 4.125%, 6/15/2029	204,494
183,000	Life Technologies Corp., 6.000%, 3/01/2020	185,802
310,000	MEDNAX, Inc., 6.250%, 1/15/2027, 144A	307,653
94,000	Quest Diagnostics, Inc., 4.750%, 1/30/2020	94,712

		1,815,559

	Hybrid ARMs — 0.1%
40,677	FHLMC, 1-year CMT + 2.255%, 4.586%, 1/01/2035(e)	42,965
90,563	FHLMC, 1-year CMT + 2.500%, 4.992%, 5/01/2036(e)	96,063

		139,028

	Life Insurance — 2.3%
85,000	AIG Global Funding, 2.150%, 7/02/2020, 144A	85,059
380,000	Athene Global Funding, 2.750%, 4/20/2020, 144A	381,323
330,000	Brighthouse Financial, Inc., Series WI, 3.700%, 6/22/2027	325,879
405,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	404,312
155,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A	166,711
505,000	Metropolitan Life Global Funding I, 2.400%, 6/17/2022, 144A	509,248
1,070,000	New York Life Global Funding, 2.875%, 4/10/2024, 144A	1,103,395
915,000	New York Life Global Funding, 2.950%, 1/28/2021, 144A	926,612
615,000	Protective Life Corp., 3.400%, 1/15/2030, 144A	625,236
720,000	Reliance Standard Life Global Funding, 3.850%, 9/19/2023, 144A	756,564
170,000	Unum Group, 4.000%, 6/15/2029	176,706
63,000	Unum Group, 5.625%, 9/15/2020	65,005

		5,526,050

	Lodging — 0.2%
350,000	Marriott International, Inc., Series Z, 4.150%, 12/01/2023	372,518

	Media Entertainment — 0.3%
95,000	Activision Blizzard, Inc., 2.300%, 9/15/2021	95,244
425,000	CBS Corp., 2.900%, 6/01/2023	430,875
130,000	Interpublic Group of Cos., Inc. (The), 3.500%, 10/01/2020	131,527
112,000	S&P Global, Inc., 3.300%, 8/14/2020	113,072

		770,718

	Metals & Mining — 0.3%
585,000	ArcelorMittal, 3.600%, 7/16/2024	590,957
155,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	162,588

		753,545

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Midstream — 0.7%
$25,000	Energy Transfer Operating LP, 4.250%, 3/15/2023	$26,119
440,000	Midwest Connector Capital Co. LLC, 3.625%, 4/01/2022, 144A	451,357
1,130,000	MPLX LP, 3-month LIBOR + 0.900%, 3.002%, 9/09/2021(e)	1,133,751
195,000	ONEOK, Inc., 3.400%, 9/01/2029	193,715

		1,804,942

	Mortgage Related — 2.2%
2,672	FHLMC, 3.000%, 10/01/2026	2,746
237	FHLMC, 6.500%, 1/01/2024	264
54	FHLMC, 8.000%, 7/01/2025	58
54	FNMA, 6.000%, 9/01/2021	54
176,347	GNMA, 4.200%, 2/20/2063(a)(d)	177,907
164,811	GNMA, 4.217%, 2/20/2063(d)	166,772
44,154	GNMA, 4.224%, 5/20/2062(d)	44,482
38,217	GNMA, 4.307%, 5/20/2062(d)	38,811
73,356	GNMA, 4.360%, 10/20/2062(d)	74,299
106,192	GNMA, 4.395%, 4/20/2063(d)	107,635
60,484	GNMA, 4.404%, 6/20/2066(d)	65,708
222,178	GNMA, 4.431%, 10/20/2066(d)	244,143
104,102	GNMA, 4.436%, 9/20/2066(d)	113,815
99,405	GNMA, 4.442%, 11/20/2064(d)	100,815
59,657	GNMA, 4.443%, 11/20/2066(d)	64,952
68,599	GNMA, 4.465%, 8/20/2066(d)	74,706
110,346	GNMA, 4.499%, 11/20/2066(d)	120,920
215,877	GNMA, 4.504%, 4/20/2063(a)(d)	218,963
123,511	GNMA, 4.524%, 10/20/2066(d)	135,341
192,292	GNMA, 4.529%, 9/20/2066(d)	212,262
1,037,337	GNMA, 4.530%, 4/20/2067(a)(d)	1,148,890
89,322	GNMA, 4.532%, 10/20/2066(d)	98,678
92,821	GNMA, 4.545%, 3/20/2063(d)	93,872
458,596	GNMA, 4.549%, 7/20/2067(a)(d)	511,488
89,240	GNMA, 4.551%, 2/20/2063(d)	90,143
874,764	GNMA, 4.590%, 1/20/2067(a)(d)	973,267
12,291	GNMA, 4.622%, 7/20/2062(d)	12,493
415,378	GNMA, 4.686%, 5/20/2064(a)(d)	447,618
674	GNMA, 4.700%, 8/20/2061(d)	732
793	GNMA, 6.500%, 12/15/2023	878

		5,342,712

	Natural Gas — 0.5%
250,000	Atmos Energy Corp., 2.625%, 9/15/2029	252,826
965,000	Sempra Energy, 1.625%, 10/07/2019	964,909

		1,217,735

	Non-Agency Commercial Mortgage-Backed Securities — 5.4%
565,000	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050(a)	577,387
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048(a)	532,613

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	$381,352
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049(a)	1,049,631
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(d)	276,015
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A(a)	543,528
28,635	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	28,627
68,558	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	68,545
189,792	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	195,515
478,193	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047(a)	493,071
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	297,521
280,000	Commercial Mortgage Pass Through Certificates, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	293,931
520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049(a)	561,830
640,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A(a)	685,232
84,913	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	89,026
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.550%, 3/05/2033, 144A(d)	354,634
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	354,437
180,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A	188,534
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	362,582
102,657	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	105,556
166,200	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2017-JP5, Class A1, 2.086%, 3/15/2050	165,854
1,100,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.386%, 6/13/2052	1,182,152
240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.218%, 7/15/2046(d)	255,948
181,889	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	184,768
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	136,292
195,456	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class A, 1-month LIBOR + 1.220%, 3.248%, 11/15/2027, 144A(e)	195,200

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$505,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A(a)	$504,682
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046(a)	582,733
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	213,652
1,295,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A2, 3.118%, 1/15/2060(a)	1,319,365
152,101	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A3, 3.660%, 3/15/2047	154,462
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	349,872
325,752	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047(a)	336,026

		13,020,573

	Oil Field Services — 0.4%
980,000	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 2.773%, 12/15/2022	996,313

	Pharmaceuticals — 0.5%
305,000	AbbVie, Inc., 3.600%, 5/14/2025	317,226
235,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	240,365
525,000	Pfizer, Inc., 3.200%, 9/15/2023	549,833

		1,107,424

	Property & Casualty Insurance — 0.9%
645,000	American Financial Group, Inc., 3.500%, 8/15/2026	662,474
180,000	Assurant, Inc., 4.200%, 9/27/2023	188,274
145,000	AXIS Specialty Finance LLC, 3.900%, 7/15/2029	151,656
275,000	Enstar Group Ltd., 4.950%, 6/01/2029	290,333
690,000	PartnerRe Finance B LLC, 3.700%, 7/02/2029	718,978
270,000	Willis North America, Inc., 2.950%, 9/15/2029	265,744

		2,277,459

	Railroads — 0.2%
206,000	CSX Corp., 3.700%, 10/30/2020	208,522
215,000	Union Pacific Corp., 3.646%, 2/15/2024	227,472

		435,994

	REITs – Apartments — 0.1%
270,000	UDR, Inc., 3.000%, 8/15/2031	270,275

	REITs – Diversified — 0.2%
565,000	EPR Properties, 3.750%, 8/15/2029	564,811

	REITs – Health Care — 0.4%
615,000	Omega Healthcare Investors, Inc., 4.500%, 1/15/2025	648,251
190,000	Sabra Health Care LP/Sabra Capital Corp., 4.800%, 6/01/2024	200,490

		848,741

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	REITs – Hotels — 0.6%
$695,000	Host Hotels & Resorts LP, Series H, 3.375%, 12/15/2029	$693,960
785,000	Service Properties Trust, 4.950%, 10/01/2029	778,239

		1,472,199

	REITs – Office Property — 0.3%
140,000	Alexandria Real Estate Equities, Inc., 2.750%, 12/15/2029	137,973
185,000	Kilroy Realty LP, 3.050%, 2/15/2030	181,219
290,000	Office Properties Income Trust, 4.250%, 5/15/2024	296,441

		615,633

	REITs – Regional Malls — 0.3%
735,000	Simon Property Group LP, 2.000%, 9/13/2024	727,850

	REITs – Shopping Centers — 0.3%
565,000	Brixmor Operating Partnership LP, 3.650%, 6/15/2024	587,646
120,000	Regency Centers LP, 2.950%, 9/15/2029	119,678

		707,324

	REITs – Single Tenant — 0.2%
525,000	Spirit Realty LP, 3.400%, 1/15/2030	521,140

	Restaurants — 0.7%
1,280,000	McDonald’s Corp., MTN, 2.625%, 1/15/2022	1,299,475
420,000	McDonald’s Corp., MTN, 3.350%, 4/01/2023	438,337

		1,737,812

	Retailers — 0.8%
345,000	AutoNation, Inc., 3.500%, 11/15/2024	351,580
290,000	AutoNation, Inc., 4.500%, 10/01/2025	308,169
415,000	Best Buy Co., Inc., 4.450%, 10/01/2028	450,759
55,000	Ralph Lauren Corp., 3.750%, 9/15/2025	59,023
850,000	Seven & i Holdings Co. Ltd., 3.350%, 9/17/2021, 144A	867,609

		2,037,140

	Sovereigns — 0.4%
930,000	Abu Dhabi Government International Bond, 2.500%, 9/30/2029, 144A	923,471

	Technology — 2.6%
560,000	Amphenol Corp., 2.800%, 2/15/2030	544,485
915,000	Flex Ltd., 4.875%, 6/15/2029	960,508
450,000	Genpact Luxembourg S.a.r.l., 3.700%, 4/01/2022	456,819
565,000	Global Payments, Inc., 2.650%, 2/15/2025	567,616
610,000	Hewlett Packard Enterprise Co., 2.100%, 10/04/2019, 144A	609,992
1,145,000	Hewlett Packard Enterprise Co., 3-month LIBOR + 0.680%, 2.807%, 3/12/2021(e)	1,147,246
530,000	International Business Machines Corp., 2.850%, 5/13/2022	541,143
89,000	Jabil, Inc., 5.625%, 12/15/2020	92,175
175,000	Marvell Technology Group Ltd., 4.200%, 6/22/2023	183,423
140,000	Microchip Technologies, Inc., 3.922%, 6/01/2021	142,993
565,000	Panasonic Corp., 2.536%, 7/19/2022, 144A	568,422
205,000	Seagate HDD Cayman, 4.875%, 3/01/2024	215,331
130,000	Texas Instruments, Inc., 2.250%, 9/04/2029	127,983

		6,158,136

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Tobacco — 0.3%
$565,000	BAT Capital Corp., 3.215%, 9/06/2026	$557,879
215,000	Imperial Brands Finance PLC, 3.500%, 7/26/2026, 144A	214,994

		772,873

	Transportation Services — 1.0%
410,000	FedEx Corp., 3.100%, 8/05/2029	406,392
695,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	735,478
135,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.450%, 1/29/2026, 144A	145,783
320,000	Ryder System, Inc., MTN, 3.750%, 6/09/2023	335,722
275,000	Ryder System, Inc., MTN, 3.875%, 12/01/2023	291,675
430,000	TTX Co., 2.600%, 6/15/2020, 144A	430,994

		2,346,044

	Treasuries — 19.6%
6,585,000	U.S. Treasury Note, 1.125%, 2/28/2021	6,527,124
21,825,000	U.S. Treasury Note, 1.250%, 8/31/2024	21,518,939
2,395,000	U.S. Treasury Note, 1.500%, 9/15/2022	2,390,509
9,330,000	U.S. Treasury Note, 1.750%, 6/30/2024	9,409,086
7,015,000	U.S. Treasury Note, 2.375%, 5/15/2029	7,449,601

		47,295,259

	Wireless — 0.1%
200,000	SK Telecom Co. Ltd., 3.750%, 4/16/2023, 144A	208,655

	Wirelines — 0.2%
205,000	British Telecommunications PLC, 4.500%, 12/04/2023	220,471
144,000	Verizon Communications, Inc., 3.376%, 2/15/2025	151,901

		372,372

	Total Bonds and Notes (Identified Cost $231,408,623)	235,044,354

Short-Term Investments — 3.6%
8,791,292	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $8,791,560 on 10/01/2019 collateralized by $8,420,000 U.S. Treasury Note, 2.625% due 1/31/2026 valued at $8,970,474 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,791,292)	8,791,292

	Total Investments — 101.1% (Identified Cost $240,199,915)	243,835,646
	Other assets less liabilities — (1.1)%	(2,655,425)

	Net Assets — 100.0%	$241,180,221

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Intermediate Duration Bond Fund – (continued)

(c)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $676,609 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.
(e)	Variable rate security. Rate as of September 30, 2019 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $58,380,606 or 24.2% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2019, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2019	174	$20,846,172	$20,731,828	$(114,344)

Industry Summary at September 30, 2019

Treasuries	19.6%
Banking	17.3
ABS Car Loan	9.0
Non-Agency Commercial Mortgage-Backed Securities	5.4
Electric	5.2
Automotive	5.0
Collateralized Mortgage Obligations	3.5
ABS Other	2.8
Food & Beverage	2.8
Technology	2.6
Life Insurance	2.3
Mortgage Related	2.2
Other Investments, less than 2% each	19.8
Short-Term Investments	3.6

Total Investments	101.1
Other assets less liabilities (including futures contracts)	(1.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 82.4% of Net Assets
	ABS Car Loan — 1.4%
$1,550,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	$1,566,782
840,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-1, Class A, 3.450%, 3/20/2023, 144A	862,799
1,824,950	CPS Auto Receivables Trust, Series 2019-C, Class A, 2.550%, 9/15/2022, 144A	1,826,898
1,516,646	Exeter Automobile Receivables Trust, Series 2019-3A, Class A, 2.590%, 9/15/2022, 144A	1,519,529
936,969	First Investors Auto Owner Trust, Series 2018-2A, Class A1, 3.230%, 12/15/2022, 144A	941,329
2,090,000	Foursight Capital Automobile Receivables Trust, Series 2018-2, Class A3, 3.640%, 5/15/2023, 144A	2,124,200
1,495,000	NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.540%, 4/18/2022, 144A	1,496,323
685,000	NextGear Floorplan Master Owner Trust, Series 2017-2A, Class A2, 2.560%, 10/17/2022, 144A	687,743

		11,025,603

	ABS Home Equity — 0.2%
810,839	CoreVest American Finance Trust, Series 2017-1, Class A, 2.968%, 10/15/2049, 144A	814,808
725,259	Towd Point Mortgage Trust, Series 2015-2, Class 1A12, 2.750%, 11/25/2060, 144A(a)	726,096

		1,540,904

	ABS Other — 0.8%
736,996	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	751,646
825,000	Navistar Financial Dealer Note Master Owner Trust II, Series 2018-1, Class A, 1-month LIBOR + 0.630%, 2.648%, 9/25/2023, 144A(b)	826,016
2,740,122	SoFi Consumer Loan Program Trust, Series 2018-4, Class A, 3.540%, 11/26/2027, 144A	2,768,093
2,214,829	Welk Resorts LLC, Series 2019-AA, Class A, 2.800%, 6/15/2038, 144A	2,236,563

		6,582,318

	ABS Student Loan — 0.0%
85,950	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 2.968%, 1/25/2039, 144A(b)	86,387

	Agency Commercial Mortgage-Backed Securities — 9.2%
1,303,608	Federal National Mortgage Association, Series 2015-M17, Class FA, 1-month LIBOR + 0.930%, 3.228%, 11/25/2022(b)	1,304,998
614,913	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	615,614
13,445,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ20, Class A2, 3.799%, 12/25/2025	14,621,628
4,393,698	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	4,400,849
4,185,657	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,261,753

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$3,859,195	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	$3,913,210
6,377,810	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	6,472,989
2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027	2,772,844
2,358,609	FHLMC Multifamily Structured Pass Through Certificates, Series K725, Class A1, 2.666%, 5/25/2023	2,387,363
248,895	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 1-month LIBOR + 0.330%, 2.419%, 11/25/2021(b)	248,431
1,730,160	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 2.739%, 1/25/2023(b)	1,730,695
4,664,742	FHLMC Multifamily Structured Pass Through Certificates, Series KF53, Class A, 1-month LIBOR + 0.390%, 2.479%, 10/25/2025(b)	4,644,389
429,355	FHLMC Multifamily Structured Pass Through Certificates, Series KI01, Class A, 1-month LIBOR + 0.160%, 2.249%, 9/25/2022(b)	428,534
2,087,765	FHLMC Multifamily Structured Pass Through Certificates, Series KI02, Class A, 1-month LIBOR + 0.200%, 2.289%, 2/25/2023(b)	2,087,332
10,261,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ21, Class A2, 3.700%, 9/25/2026	11,183,132
5,979,543	FHLMC Multifamily Structured Pass Through Certificates, Series Q008, Class A, 1-month LIBOR + 0.390%, 2.479%, 10/25/2045(b)	5,982,608
5,200,000	FNMA, 3.580%, 1/01/2026	5,643,286
130,409	Government National Mortgage Association, Series 2003-72, Class Z, 5.288%, 11/16/2045(a)	139,828
103,464	Government National Mortgage Association, Series 2003-88, Class Z, 4.498%, 3/16/2046(a)	108,703

		72,948,186

	Collateralized Mortgage Obligations — 12.3%
34,256	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year Treasury – 0.200%, 1.740%, 5/15/2023(b)(c)(d)	33,380
25,744	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year Treasury – 0.650%, 0.930%, 8/15/2023(b)(c)(d)	25,144
116,683	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029(c)(d)	125,097
29,332	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020(c)(d)	29,078
992,266	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	1,078,487
1,499,194	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	1,671,139
754,076	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	826,482
1,120,447	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 2.827%, 6/15/2048(a)(e)	1,118,069
1,285,005	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 3.991%, 12/15/2036(a)(e)	1,353,122

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$721,452	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 1-month LIBOR + 2.100%, 4.128%, 6/15/2043(b)	$739,143
1,122,802	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	1,269,397
18,277	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 7-year Treasury – 0.050%, 1.690%, 9/25/2022(b)(c)(d)	18,046
26,094	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year Treasury – 0.500%, 1.080%, 4/25/2024(b)(c)(d)	25,437
8,169	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 4.693%, 8/25/2042(a)(c)(d)	8,391
403,933	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025(c)(d)	418,175
495,726	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 2.279%, 7/25/2037(b)	487,249
1,151,255	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.453%, 8/25/2038(a)	1,190,059
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 3.018%, 7/25/2043(b)	5,255,850
5,479	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 10-year Treasury – 0.650%, 1.150%, 4/25/2023(b)(c)(d)	5,424
8,016	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 4.294%, 3/25/2044(a)(c)(d)	8,635
519,719	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 3.646%, 10/25/2044(b)	525,332
1,038,021	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 2.559%, 10/20/2060(b)	1,034,057
994,919	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 2.579%, 10/20/2060(b)	991,359
785,374	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 2.679%, 2/20/2061(b)	784,751
311,961	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061	313,346
919,799	Government National Mortgage Association, Series 2012-124, Class HT, 7.290%, 7/20/2032(a)	917,547
46,140	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 2.679%, 5/20/2062(b)(c)(d)	45,678
849,603	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 2.749%, 8/20/2062(b)	849,957
509,257	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 2.729%, 10/20/2062(b)(c)(d)	506,118
204,772	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 2.729%, 12/20/2062(b)(c)(d)	203,793
3,426,027	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 2.579%, 3/20/2063(b)	3,417,187
2,286,031	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 2.629%, 3/20/2063(b)	2,282,066
8,513,294	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 2.590%, 4/20/2063(b)	8,536,004

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$5,235,262	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.880%, 7/20/2064(b)	$5,237,810
3,669,200	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.729%, 7/20/2064(b)	3,671,036
3,121,125	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 2.699%, 2/20/2065(b)	3,119,609
50,759	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 2.529%, 4/20/2061(b)(c)(d)	50,373
630,987	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	627,686
5,334,199	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	5,266,320
108,690	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 2.479%, 4/20/2065(b)(c)(d)	108,049
4,445,103	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 2.459%, 5/20/2065(b)	4,419,905
1,009,607	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 2.529%, 7/20/2065(b)	1,008,358
97,663	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 2.929%, 10/20/2065(b)(c)(d)	97,352
36,234	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 2.909%, 8/20/2061(b)(c)(d)	36,123
5,599,036	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.149%, 2/20/2066(b)	5,657,871
2,129,864	Government National Mortgage Association, Series 2016-H10, Class FJ, 1-month LIBOR + 0.600%, 2.829%, 4/20/2066(b)	2,132,534
2,808,531	Government National Mortgage Association, Series 2016-H19, Class FJ, 1-month LIBOR + 0.400%, 2.629%, 9/20/2063(b)	2,807,881
2,807,113	Government National Mortgage Association, Series 2017-H24, Class FJ, 1-month LIBOR + 0.250%, 2.479%, 10/20/2067(b)	2,804,409
8,027,184	Government National Mortgage Association, Series 2018-H11, Class FJ, 12-month LIBOR + 0.080%, 2.590%, 6/20/2068(b)	7,914,329
14,158,998	Government National Mortgage Association, Series 2019-H04, Class NA, 3.500%, 9/20/2068	15,070,958
216,191	NCUA Guaranteed Notes, Series 2010-A1, Class A, 1-month LIBOR + 0.350%, 2.399%, 12/07/2020(b)	216,071
311,918	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 1-month LIBOR + 0.450%, 2.507%, 10/07/2020(b)	312,053
855,328	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 1-month LIBOR + 0.560%, 2.617%, 12/08/2020(b)	855,832
56,002	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 1-month LIBOR + 0.560%, 2.617%, 12/08/2020(b)	56,085

		97,563,643

	Hybrid ARMs — 6.0%
1,232,834	FHLMC, 12-month LIBOR + 1.771%, 4.113%, 9/01/2035(b)	1,294,263
348,556	FHLMC, 1-year CMT + 1.870%, 4.397%, 9/01/2038(b)	363,125
403,297	FHLMC, 6-month LIBOR + 1.704%, 4.398%, 6/01/2037(b)	408,700

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$202,019	FHLMC, 12-month LIBOR + 1.625%, 4.403%, 11/01/2038(b)	$210,514
68,839	FHLMC, 12-month LIBOR + 1.729%, 4.426%, 12/01/2037(b)	69,693
595,771	FHLMC, 1-year CMT + 2.248%, 4.478%, 9/01/2038(b)	627,876
850,147	FHLMC, 1-year CMT + 2.220%, 4.595%, 7/01/2033(b)	892,641
235,856	FHLMC, 12-month LIBOR + 1.718%, 4.636%, 4/01/2037(b)	247,766
489,962	FHLMC, 1-year CMT + 2.165%, 4.672%, 4/01/2036(b)	506,337
150,456	FHLMC, 1-year CMT + 2.209%, 4.677%, 9/01/2038(b)	158,970
280,577	FHLMC, 12-month LIBOR + 1.798%, 4.684%, 11/01/2038(b)	296,056
2,476,457	FHLMC, 1-year CMT + 2.251%, 4.695%, 3/01/2037(b)	2,614,440
280,238	FHLMC, 12-month LIBOR + 1.795%, 4.750%, 3/01/2038(b)	298,739
1,810,855	FHLMC, 12-month LIBOR + 1.896%, 4.771%, 9/01/2041(b)	1,899,558
249,823	FHLMC, 12-month LIBOR + 1.934%, 4.780%, 12/01/2034(b)	263,798
887,079	FHLMC, 1-year CMT + 2.286%, 4.790%, 2/01/2036(b)	935,889
1,542,124	FHLMC, 1-year CMT + 2.277%, 4.854%, 2/01/2036(b)	1,627,165
850,548	FHLMC, 12-month LIBOR + 1.741%, 4.856%, 4/01/2037(b)	898,207
558,373	FHLMC, 1-year CMT + 2.245%, 4.940%, 3/01/2036(b)	589,407
241,365	FHLMC, 1-year CMT + 2.250%, 5.000%, 2/01/2035(b)	254,426
210,389	FHLMC, 12-month LIBOR + 2.180%, 5.305%, 3/01/2037(b)	222,225
75,288	FNMA, 6-month LIBOR + 1.544%, 3.881%, 2/01/2037(b)	78,093
1,363,032	FNMA, 12-month LIBOR + 1.595%, 3.952%, 9/01/2037(b)	1,427,321
734,519	FNMA, 6-month LIBOR + 1.542%, 4.107%, 7/01/2035(b)	759,270
183,213	FNMA, 12-month LIBOR + 1.564%, 4.204%, 8/01/2035(b)	192,128
379,746	FNMA, 1-year CMT + 2.223%, 4.309%, 8/01/2035(b)	402,706
671,068	FNMA, 12-month LIBOR + 1.712%, 4.337%, 8/01/2034(b)	703,137
368,879	FNMA, 12-month LIBOR + 1.657%, 4.347%, 8/01/2038(b)	382,800
292,850	FNMA, 1-year CMT + 2.145%, 4.352%, 9/01/2036(b)	308,188
486,795	FNMA, 12-month LIBOR + 1.619%, 4.382%, 7/01/2038(b)	509,947
1,183,445	FNMA, 12-month LIBOR + 1.601%, 4.401%, 7/01/2035(b)	1,235,132
320,567	FNMA, 12-month LIBOR + 1.656%, 4.422%, 10/01/2033(b)	334,758
1,549,303	FNMA, 12-month LIBOR + 1.562%, 4.424%, 4/01/2037(b)	1,619,711
1,465,479	FNMA, 1-year CMT + 2.177%, 4.458%, 11/01/2033(b)	1,543,655
317,095	FNMA, 12-month LIBOR + 1.690%, 4.501%, 11/01/2036(b)	332,932
198,072	FNMA, 12-month LIBOR + 1.802%, 4.529%, 7/01/2041(b)	207,260
187,943	FNMA, 12-month LIBOR + 1.732%, 4.536%, 11/01/2035(b)	196,738
323,753	FNMA, 1-year CMT + 2.185%, 4.549%, 12/01/2034(b)	335,841
339,336	FNMA, 1-year CMT + 2.287%, 4.556%, 10/01/2033(b)	355,238
3,286,112	FNMA, 1-year CMT + 2.185%, 4.562%, 10/01/2034(b)	3,466,875
572,195	FNMA, 12-month LIBOR + 1.605%, 4.607%, 4/01/2037(b)	600,424
1,683,684	FNMA, 1-year CMT + 2.177%, 4.634%, 12/01/2040(b)	1,771,986
1,136,557	FNMA, 1-year CMT + 2.273%, 4.648%, 6/01/2037(b)	1,205,926
1,682,184	FNMA, 12-month LIBOR + 1.800%, 4.661%, 10/01/2041(b)	1,749,800
622,470	FNMA, 1-year CMT + 2.162%, 4.674%, 6/01/2036(b)	656,169
567,411	FNMA, 1-year CMT +2.287%, 4.681%, 6/01/2033(b)	596,746
1,216,903	FNMA, 12-month LIBOR + 1.722%, 4.690%, 9/01/2037(b)	1,283,560
204,766	FNMA, 1-year CMT + 2.192%, 4.725%, 4/01/2033(b)	212,340
396,870	FNMA, 1-year CMT + 2.138%, 4.730%, 9/01/2034(b)	417,885
2,342,387	FNMA, 1-year CMT + 2.218%, 4.746%, 4/01/2034(b)	2,470,118

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$365,603	FNMA, 12-month LIBOR + 1.800%, 4.800%, 12/01/2041(b)	$383,798
65,902	FNMA, 1-year CMT + 2.440%, 4.815%, 8/01/2033(b)	69,158
65,669	FNMA, 12-month LIBOR + 1.811%, 4.821%, 1/01/2037(b)	69,243
1,615,278	FNMA, 12-month LIBOR + 1.796%, 4.823%, 3/01/2037(b)	1,707,116
528,786	FNMA, 1-year CMT + 2.245%, 4.833%, 4/01/2034(b)	555,799
612,164	FNMA, 1-year CMT + 2.185%, 4.848%, 1/01/2036(b)	644,400
483,502	FNMA, 12-month LIBOR + 1.765%, 4.890%, 2/01/2037(b)	505,118
981,675	FNMA, 6-month LIBOR + 2.280%, 4.910%, 7/01/2037(b)	1,042,535
198,735	FNMA, 12-month LIBOR + 1.800%, 4.925%, 3/01/2034(b)	209,048
1,024,873	FNMA, 12-month LIBOR + 1.820%, 4.945%, 2/01/2047(b)	1,090,616
209,418	FNMA, 1-year CMT + 2.500%, 5.031%, 8/01/2036(b)	222,964
428,399	FNMA, 1-year CMT + 2.482%, 5.066%, 5/01/2035(b)	455,480
507,938	FNMA, 12-month LIBOR + 2.473%, 5.348%, 6/01/2035(b)	544,551

		47,536,305

	Mortgage Related — 5.2%
54,567	FHLMC, 3.000%, 10/01/2026	56,066
422,875	FHLMC, 4.000%, with various maturities from 2024 to 2042(f)	448,805
199,146	FHLMC, 4.500%, with various maturities from 2025 to 2034(f)	207,704
73,602	FHLMC, 5.500%, 10/01/2023	76,165
31,182	FHLMC, COFI + 1.250%, 5.773%, 6/01/2020(b)	31,247
59,604	FHLMC, COFI + 1.250%, 5.889%, 8/01/2020(b)	59,913
56,181	FHLMC, COFI + 1.250%, 5.921%, 10/01/2020(b)	56,545
75,420	FHLMC, COFI + 1.250%, 5.954%, 11/01/2020(b)	75,946
173	FHLMC, 6.000%, 11/01/2019	173
222,860	FHLMC, 6.500%, 12/01/2034	255,662
155	FHLMC, 7.500%, 6/01/2026	168
131,032	FNMA, 3.000%, 3/01/2042	135,107
1,244,613	FNMA, 5.000%, with various maturities from 2037 to 2038(f)	1,373,866
554,021	FNMA, 5.500%, with various maturities from 2023 to 2033(f)	591,866
483,899	FNMA, 6.000%, with various maturities from 2021 to 2022(f)	500,092
175,584	FNMA, 6.500%, with various maturities from 2032 to 2037(f)	196,768
67,127	FNMA, 7.500%, with various maturities from 2030 to 2032(f)	73,449
3,074,061	GNMA, 1-month LIBOR + 1.718%, 4.093%, 2/20/2061(b)	3,197,117
427,558	GNMA, 4.129%, 6/20/2062(a)	429,720
227,629	GNMA, 4.180%, 3/20/2062(a)	228,443
258,919	GNMA, 4.187%, 2/20/2062(a)	259,769
45,791	GNMA, 4.205%, 8/20/2061(a)	47,008
162,287	GNMA, 4.233%, 12/20/2061(a)	164,696
405,166	GNMA, 4.248%, 12/20/2061(a)	407,648
2,293,929	GNMA, 1-month LIBOR + 1.890%, 4.287%, 2/20/2063(b)	2,387,833
1,059,942	GNMA, 4.309%, 3/20/2063(a)	1,072,441
800,993	GNMA, 4.371%, 2/20/2063(a)	810,372
76,553	GNMA, 4.401%, 2/20/2062(a)	77,905
2,323,376	GNMA, 4.409%, 6/20/2063(a)	2,365,697
2,351,742	GNMA, 4.469%, 12/20/2062(a)	2,373,185
3,386,514	GNMA, 4.486%, 10/20/2065(a)	3,691,274
55,263	GNMA, 4.537%, 3/20/2062(a)	55,353

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$3,608,956	GNMA, 4.540%, 11/20/2062(a)	$3,634,019
2,840,319	GNMA, 1-month LIBOR + 2.159%, 4.556%, 3/20/2063(b)	2,956,925
526,862	GNMA, 4.566%, 4/20/2063(a)	535,104
475,256	GNMA, 4.600%, 7/20/2063(a)	507,430
1,853,894	GNMA, 4.601%, 2/20/2066(a)	1,999,109
1,938,575	GNMA, 4.624%, 3/20/2064(a)	2,080,663
87,775	GNMA, 4.638%, 8/20/2062(a)	88,675
373,542	GNMA, 4.650%, 1/20/2064(a)	402,758
838,499	GNMA, 1-month LIBOR + 2.266%, 4.663%, 5/20/2065(b)	888,060
1,863,070	GNMA, 4.674%, 11/20/2063(a)	2,008,392
837,751	GNMA, 1-month LIBOR + 2.276%, 4.674%, 6/20/2065(b)	891,196
1,367,612	GNMA, 4.686%, 5/20/2064(a)	1,473,762
24,112	GNMA, 4.697%, 3/20/2061(a)	24,499
49,383	GNMA, 4.700%, with various maturities in 2061(a)(f)	51,731
32,646	GNMA, 4.710%, 8/20/2061(a)	33,542
1,534,981	GNMA, 1-month LIBOR + 2.364%, 4.760%, 2/20/2063(b)	1,601,583
62,659	GNMA, 4.826%, 4/20/2061(a)	63,526
80,579	GNMA, 4.940%, 2/20/2062(a)	80,853
11,056	GNMA, 6.000%, 12/15/2031	12,683
45,996	GNMA, 6.500%, 5/15/2031	52,975
55,348	GNMA, 7.000%, 10/15/2028	61,203

		41,156,691

	Non-Agency Commercial Mortgage-Backed Securities — 2.0%
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,330,883
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,587,575
4,282,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,479,670
1,397,747	DBUBS Mortgage Trust, Series 2011-LC2A, Class A4, 4.537%, 7/10/2044, 144A	1,435,638
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,655,529
1,040,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	1,069,045
3,287,216	Starwood Retail Property Trust, Inc., Series 2014-STAR, Class A, 1-month LIBOR + 1.220%, 3.248%, 11/15/2027, 144A(b)	3,282,907

		15,841,247

	Treasuries — 45.3%
8,395,000	U.S. Treasury Note, 1.125%, 6/30/2021	8,311,706
24,445,000	U.S. Treasury Note, 1.125%, 7/31/2021	24,201,505
21,405,000	U.S. Treasury Note, 1.125%, 8/31/2021	21,188,442
20,945,000	U.S. Treasury Note, 1.250%, 7/31/2023	20,692,187
9,635,000	U.S. Treasury Note, 1.375%, 1/31/2021	9,584,567
5,000,000	U.S. Treasury Note, 1.375%, 9/30/2023	4,963,281
13,605,000	U.S. Treasury Note, 1.625%, 8/31/2022	13,616,692
26,050,000	U.S. Treasury Note, 1.750%, 11/30/2021	26,108,002

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Treasuries — continued
$8,460,000	U.S. Treasury Note, 1.750%, 6/30/2022	$8,497,012
12,480,000	U.S. Treasury Note, 1.750%, 7/15/2022	12,529,237
12,605,000	U.S. Treasury Note, 1.750%, 9/30/2022	12,667,533
16,165,000	U.S. Treasury Note, 1.875%, 4/30/2022	16,274,240
9,900,000	U.S. Treasury Note, 2.000%, 2/28/2021	9,934,805
17,015,000	U.S. Treasury Note, 2.000%, 12/31/2021	17,153,247
13,945,000	U.S. Treasury Note, 2.125%, 9/30/2021	14,073,011
6,000,000	U.S. Treasury Note, 2.125%, 5/15/2022	6,078,516
8,305,000	U.S. Treasury Note, 2.125%, 11/30/2023	8,487,970
6,550,000	U.S. Treasury Note, 2.250%, 2/15/2021	6,592,729
11,915,000	U.S. Treasury Note, 2.250%, 1/31/2024	12,252,902
5,290,000	U.S. Treasury Note, 2.250%, 11/15/2027	5,533,629
8,000,000	U.S. Treasury Note, 2.375%, 12/31/2020	8,056,562
3,865,000	U.S. Treasury Note, 2.500%, 12/31/2020	3,898,215
3,130,000	U.S. Treasury Note, 2.500%, 1/31/2024	3,251,165
7,835,000	U.S. Treasury Note, 2.875%, 11/15/2021	8,033,935
67,520,000	U.S. Treasury Note, 2.875%, 10/31/2023	70,983,037
6,030,000	U.S. Treasury Note, 2.875%, 11/30/2023	6,345,868

		359,309,995

	Total Bonds and Notes (Identified Cost $645,691,022)	653,591,279

Short-Term Investments — 18.5%
32,100,000	Federal Home Loan Bank Discount Notes, 1.600%, 10/04/2019(g)	32,094,971
40,200,000	Federal Home Loan Bank Discount Notes, 1.600%, 10/07/2019(g)	40,187,404
11,815,923	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $11,816,284 on 10/01/2019 collateralized by $11,630,000 U.S. Treasury Note, 2.125% due 5/15/2025 valued at $12,054,228 including accrued interest (Note 2 of Notes to Financial Statements)	11,815,923
3,530,000	U.S. Treasury Bills, 1.764%, 1/23/2020(g)	3,509,952
10,090,000	U.S. Treasury Bills, 1.815%-2.380%, 10/03/2019(g)(h)	10,089,082
12,565,000	U.S. Treasury Bills, 1.823%-2.468%, 2/27/2020(g)(h)	12,472,041
11,510,000	U.S. Treasury Bills, 1.843%-2.301%, 11/21/2019(g)(h)	11,480,747
11,625,000	U.S. Treasury Bills, 2.377%, 10/24/2019(g)	11,611,687
13,145,000	U.S. Treasury Bills, 2.396%, 10/17/2019(g)	13,134,645

	Total Short-Term Investments (Identified Cost $146,371,099)	146,396,452

	Total Investments — 100.9% (Identified Cost $792,062,121)	799,987,731
	Other assets less liabilities — (0.9)%	(7,139,770)

	Net Assets — 100.0%	$792,847,961

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2019 is disclosed.
(b)	Variable rate security. Rate as of September 30, 2019 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Fair valued by the Fund’s adviser. At September 30, 2019, the value of these securities amounted to $1,744,293 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(h)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2019, the value of Rule 144A holdings amounted to $27,940,169 or 3.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
COFI	Cost Of Funds Index
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Interest
REMIC	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2019

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Industry Summary at September 30, 2019

Treasuries	45.3%
Collateralized Mortgage Obligations	12.3
Agency Commercial Mortgage-Backed Securities	9.2
Hybrid ARMs	6.0
Mortgage Related	5.2
Non-Agency Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	2.4
Short-Term Investments	18.5

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Statements of Assets and Liabilities

September 30, 2019

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$240,199,915	$792,062,121
Net unrealized appreciation	3,635,731	7,925,610

Investments at value	243,835,646	799,987,731
Cash	4,398	—
Due from brokers (Note 2)	145,000	—
Receivable for Fund shares sold	2,101,370	862,409
Receivable for securities sold	487,003	71,894,421
Interest receivable	1,096,453	3,233,165
Tax reclaims receivable	4,467	—
Prepaid expenses (Note 8)	17	60

TOTAL ASSETS	247,674,354	875,977,786

LIABILITIES
Payable for securities purchased	6,163,703	80,181,824
Payable for Fund shares redeemed	74,556	1,833,089
Payable for variation margin on futures contracts (Note 2)	8,201	—
Distributions payable	—	307,984
Management fees payable (Note 6)	38,574	253,981
Deferred Trustees’ fees (Note 6)	114,317	342,370
Administrative fees payable (Note 6)	8,549	27,632
Payable to distributor (Note 6d)	2,185	11,549
Other accounts payable and accrued expenses	84,048	171,396

TOTAL LIABILITIES	6,494,133	83,129,825

NET ASSETS	$241,180,221	$792,847,961

NET ASSETS CONSIST OF:
Paid-in capital	$236,774,714	$821,425,470
Accumulated earnings (loss)	4,405,507	(28,577,509)

NET ASSETS	$241,180,221	$792,847,961

See accompanying notes to financial statements.

43  |

Statements of Assets and Liabilities (continued)

September 30, 2019

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$21,415,384	$308,185,863

Shares of beneficial interest	2,037,282	27,174,545

Net asset value and redemption price per share	$10.51	$11.34

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.98	$11.60

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$466,898	$22,141,954

Shares of beneficial interest	44,304	1,950,835

Net asset value and offering price per share	$10.54	$11.35

Class N shares:
Net assets	$3,545,687	$5,272,101

Shares of beneficial interest	337,687	463,536

Net asset value, offering and redemption price per share	$10.50	$11.37

Class Y shares:
Net assets	$215,752,252	$457,248,043

Shares of beneficial interest	20,531,567	40,185,434

Net asset value, offering and redemption price per share	$10.51	$11.38

See accompanying notes to financial statements.

|  44

Statements of Operations

For the Year Ended September 30, 2019

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$6,658,845	$15,862,051
Less net foreign taxes withheld	(3,931)	—

	6,654,914	15,862,051

Expenses
Management fees (Note 6)	541,556	2,760,971
Service and distribution fees (Note 6)	51,316	1,066,425
Administrative fees (Note 6)	95,382	330,827
Trustees’ fees and expenses (Note 6)	23,355	41,373
Transfer agent fees and expenses (Notes 6 and 7)	169,403	695,642
Audit and tax services fees	51,108	55,151
Custodian fees and expenses	20,121	36,442
Legal fees (Note 8)	6,114	21,958
Registration fees	77,918	97,177
Shareholder reporting expenses	15,455	75,873
Miscellaneous expenses (Note 8)	30,054	42,468

Total expenses	1,081,782	5,224,307
Less waiver and/or expense reimbursement (Note 6)	(164,234)	(20,017)

Net expenses	917,548	5,204,290

Net investment income	5,737,366	10,657,761

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
Investments	4,214,915	(805,903)
Futures contracts	1,026,542	—
Net change in unrealized appreciation (depreciation) on:
Investments	6,536,114	23,250,762
Futures contracts	10,368	—

Net realized and unrealized gain on investments and futures contracts	11,787,939	22,444,859

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,525,305	$33,102,620

See accompanying notes to financial statements.

45  |

Statements of Changes in Net Assets

	Intermediate Duration Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2019	Year Ended September 30, 2018
FROM OPERATIONS:
Net investment income	$5,737,366	$4,230,759	$10,657,761	$7,851,107
Net realized gain (loss) on investments and futures contracts	5,241,457	(2,736,102)	(805,903)	(1,854,197)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	6,546,482	(2,837,300)	23,250,762	(6,897,838)

Net increase (decrease) in net assets resulting from operations	17,525,305	(1,342,643)	33,102,620	(900,928)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(489,457)	(457,955)	(6,888,790)	(6,062,622)
Class C	(4,669)	(30,450)	(335,648)	(373,941)
Class N	(14,658)	—	(117,078)	(53,072)
Class Y	(5,477,745)	(3,945,026)	(9,249,815)	(7,556,453)

Total distributions	(5,986,529)	(4,433,431)	(16,591,331)	(14,046,088)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	62,370,471	(6,673,219)	54,497,302	(4,981,212)

Net increase (decrease) in net assets	73,909,247	(12,449,293)	71,008,591	(19,928,228)
NET ASSETS
Beginning of the year	167,270,974	179,720,267	721,839,370	741,767,598

End of the year	$241,180,221	$167,270,974	$792,847,961	$721,839,370

See accompanying notes to financial statements.

|  46

Financial Highlights

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A*
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$9.97	$10.29	$10.52	$10.39	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25	0.22	0.17	0.20	0.20
Net realized and unrealized gain (loss)	0.55	(0.31)	(0.12)	0.17	0.03

Total from Investment Operations	0.80	(0.09)	0.05	0.37	0.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.23)	(0.20)	(0.21)	(0.22)
Net realized capital gains	—	—	(0.08)	(0.03)	(0.01)

Total Distributions	(0.26)	(0.23)	(0.28)	(0.24)	(0.23)

Net asset value, end of the period	$10.51	$9.97	$10.29	$10.52	$10.39

Total return(b)(c)	8.11%	(0.85)%	0.44%	3.64%	2.17%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$21,415	$19,149	$21,828	$19,327	$18,425
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.72%	0.70%	0.72%	0.72%	0.71%
Net investment income	2.42%	2.17%	1.69%	1.89%	1.93%
Portfolio turnover rate	135%	152%	216%	151%	151%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

47  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016*
Net asset value, beginning of the period	$10.00	$10.30	$10.53	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.13	0.10	0.01
Net realized and unrealized gain (loss)	0.55	(0.31)	(0.13)	0.00	(b)

Total from Investment Operations	0.72	(0.18)	(0.03)	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.12)	(0.12)	(0.01)
Net realized capital gains	—	—	(0.08)	—

Total Distributions	(0.18)	(0.12)	(0.20)	(0.01)

Net asset value, end of the period	$10.54	$10.00	$10.30	$10.53

Total return(c)(d)	7.28%	(1.71)%	(0.29)%	0.08	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$467	$2	$3,225	$3,088
Net expenses(f)	1.40%	1.40%	1.40%	1.40	%(g)
Gross expenses	1.48%	1.45%	1.48%	1.56	%(g)
Net investment income	1.64%	1.31%	0.95%	0.86	%(g)
Portfolio turnover rate	135%	152%	216%	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  48

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class N
	Period Ended September 30, 2019*
Net asset value, beginning of the period	$10.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17
Net realized and unrealized gain (loss)	0.45

Total from Investment Operations	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)

Net asset value, end of the period	$10.50

Total return(b)(c)	6.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,546
Net expenses(d)(e)	0.35%
Gross expenses(e)	0.42%
Net investment income(e)	2.54%
Portfolio turnover rate	135	%(f)

*	From commencement of Class operations on February 1, 2019 through September 30, 2019.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for year ended September 30, 2019.

See accompanying notes to financial statements.

49  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y*
	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Net asset value, beginning of the period	$9.97	$10.29	$10.52	$10.39	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.25	0.20	0.22	0.22
Net realized and unrealized gain (loss)	0.55	(0.31)	(0.13)	0.18	0.04

Total from Investment Operations	0.82	(0.06)	0.07	0.40	0.26

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.26)	(0.22)	(0.24)	(0.25)
Net realized capital gains	—	—	(0.08)	(0.03)	(0.01)

Total Distributions	(0.28)	(0.26)	(0.30)	(0.27)	(0.26)

Net asset value, end of the period	$10.51	$9.97	$10.29	$10.52	$10.39

Total return(b)	8.38%	(0.60)%	0.69%	3.90%	2.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$215,752	$148,119	$154,668	$139,398	$88,592
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.48%	0.45%	0.47%	0.47%	0.47%
Net investment income	2.67%	2.43%	1.93%	2.11%	2.15%
Portfolio turnover rate	135%	152%	216%	151%	151%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$11.09		$11.32	$11.51	$11.57		$11.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15		0.11	0.08	0.11		0.14
Net realized and unrealized gain (loss)	0.34		(0.13)	(0.09)	0.00	(b)	0.01 (c)

Total from Investment Operations	0.49		(0.02)	(0.01)	0.11		0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.21)	(0.18)	(0.17)		(0.19)

Net asset value, end of the period	$11.34		$11.09	$11.32	$11.51		$11.57

Total return(d)	4.42%		(0.17)%	(0.04)%	0.93%		1.26%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$308,186		$328,475	$336,227	$442,671		$346,317
Net expenses	0.80%		0.80%	0.80%	0.77%		0.77%
Gross expenses	0.80%		0.80%	0.80%	0.77%		0.77%
Net investment income	1.31%		1.02%	0.67%	0.96%		1.21%
Portfolio turnover rate	527	%(e)	157%	126%	109	%(f)	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$11.10		$11.33	$11.52	$11.58		$11.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06		0.03	(0.01)	0.02		0.05
Net realized and unrealized gain (loss)	0.34		(0.13)	(0.08)	0.00	(b)	0.01 (c)

Total from Investment Operations	0.40		(0.10)	(0.09)	0.02		0.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.13)	(0.10)	(0.08)		(0.10)

Net asset value, end of the period	$11.35		$11.10	$11.33	$11.52		$11.58

Total return(d)	3.64%		(0.91)%	(0.79)%	0.18%		0.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22,142		$23,341	$43,319	$73,027		$63,167
Net expenses	1.55%		1.55%	1.55%	1.52%		1.53%
Gross expenses	1.55%		1.55%	1.55%	1.52%		1.53%
Net investment income (loss)	0.57%		0.24%	(0.09)%	0.21%		0.47%
Portfolio turnover rate	527	%(e)	157%	126%	109	%(f)	48%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.
(f)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class N
	Year Ended September 30, 2019		Year Ended September 30, 2018	Period Ended September 30, 2017*
Net asset value, beginning of the period	$11.12		$11.36	$11.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.15	0.05
Net realized and unrealized gain (loss)	0.33		(0.14)	0.08	(b)

Total from Investment Operations	0.52		0.01	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)		(0.25)	(0.16)

Net asset value, end of the period	$11.37		$11.12	$11.36

Total return(c)	4.77%		0.09%	1.12	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,272		$3,176	$1,900
Net expenses(e)	0.46%		0.46%	0.47	%(f)
Gross expenses	0.48%		0.48%	0.50	%(f)
Net investment income	1.65%		1.37%	0.64	%(f)
Portfolio turnover rate	527	%(g)	157%	126	%(h)

*	From commencement of Class operations on February 1, 2017 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.
(h)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2019		Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016		Year Ended September 30, 2015
Net asset value, beginning of the period	$11.13		$11.36	$11.55	$11.61		$11.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.14	0.11	0.14		0.17
Net realized and unrealized gain (loss)	0.34		(0.13)	(0.09)	0.00	(b)	0.01 (c)

Total from Investment Operations	0.51		0.01	0.02	0.14		0.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.24)	(0.21)	(0.20)		(0.22)

Net asset value, end of the period	$11.38		$11.13	$11.36	$11.55		$11.61

Total return	4.67%		0.09%	0.22%	1.19%		1.51%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$457,248		$366,847	$360,322	$411,898		$431,727
Net expenses	0.55%		0.55%	0.55%	0.52%		0.52%
Gross expenses	0.55%		0.55%	0.55%	0.52%		0.52%
Net investment income	1.55%		1.26%	0.92%	1.20%		1.45%
Portfolio turnover rate	527	%(d)	157%	126%	109	%(e)	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.
(e)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  54

Notes to Financial Statements

September 30, 2019

1.  Organization.  Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N (effective February 1, 2019 for Intermediate Duration Bond Fund) and Class Y shares.

Class A shares of Intermediate Duration Bond Fund are sold with a maximum front-end sales charge of 4.25%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 2.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for 10 years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C) and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of

55  |

Notes to Financial Statements (continued)

September 30, 2019

the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

|  56

Notes to Financial Statements (continued)

September 30, 2019

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of September 30, 2019, securities held by the Funds were fair valued as follows:

Fund	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Intermediate Duration Bond Fund	$676,609	0.3%
Limited Term Government and Agency Fund	1,744,293	0.2%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income,

57  |

Notes to Financial Statements (continued)

September 30, 2019

non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was

|  58

Notes to Financial Statements (continued)

September 30, 2019

opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

e.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of September 30, 2019.

f.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment

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Notes to Financial Statements (continued)

September 30, 2019

income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as deferred Trustees’ fees, premium amortization and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization and futures contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

September 30, 2019

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Intermediate Duration Bond Fund	$5,986,529	$—	$5,986,529	$4,433,431	$—	$4,433,431
Limited Term Government and Agency Fund	16,591,331	—	16,591,331	14,046,088	—	14,046,088

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$964,707	$482,967
Capital loss carryforward:
Short-term:
No expiration date	—	(1,558,729)
Long-term:
No expiration date	—	(34,283,605)

Total capital loss carryforward	—	(35,842,334)

Unrealized appreciation	3,555,117	7,432,213

Total accumulated earnings (losses)	$4,519,824	$(27,927,154)

Capital loss carryforward utilized in the current year	$4,072,102	$—

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Notes to Financial Statements (continued)

September 30, 2019

As of September 30, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$240,280,529	$792,555,518

Gross tax appreciation	$3,911,890	$11,750,318
Gross tax depreciation	(356,773)	(4,318,105)

Net tax appreciation	$3,555,117	$7,432,213

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from broker balance in the Statements of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

j.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and

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Notes to Financial Statements (continued)

September 30, 2019

U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2019, neither Fund had loaned securities under this agreement.

k.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

l.  New Accounting Pronouncement.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated the application of this provision and has determined there will be no impact on the net asset value of the Funds.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

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Notes to Financial Statements (continued)

September 30, 2019

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019, at value:

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Car Loan	$—	$21,161,136	$660,000	(b)	$21,821,136
ABS Home Equity	—	935,897	16,609	(b)	952,506
All Other Bonds and Notes(a)	—	212,270,712	—		212,270,712

Total Bonds and Notes	—	234,367,745	676,609		235,044,354

Short-Term Investments	—	8,791,292	—		8,791,292

Total	$—	$243,159,037	$676,609		$243,835,646

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Notes to Financial Statements (continued)

September 30, 2019

Intermediate Duration Bond Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(114,344)	$—	$—	$(114,344)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$95,819,350	$1,744,293	(b)	$97,563,643
All Other Bonds and Notes(a)	—	556,027,636	—		556,027,636

Total Bonds and Notes	—	651,846,986	1,744,293		653,591,279

Short-Term Investments	—	146,396,452	—		146,396,452

Total	$—	$798,243,438	$1,744,293		$799,987,731

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2018 and/or September 30, 2019:

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
ABS Car Loan	$—	$—	$—	$93	$659,907
ABS Home Equity	14,830	—	(14)	158	—

	$14,830	$—	$(14)	$251	$659,907

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Notes to Financial Statements (continued)

September 30, 2019

Intermediate Duration Bond Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
ABS Car Loan	$—	$—	$—	$660,000	$93
ABS Home Equity	(7,420)	9,055	—	16,609	(42)

	$(7,420)	$9,055	$—	$676,609	$51

A debt security valued at $9,055 was transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019 this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2018	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Collateralized Mortgage Obligations	$191,318	$—	$(45,762)	$31,407	$412

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Notes to Financial Statements (continued)

September 30, 2019

Limited Term Government and Agency Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2019
Bonds and Notes
Collateralized Mortgage Obligations	$(4,978,779)	$6,545,697	$—	$1,744,293	$30,265

Debt securities valued at $6,545,697 were transferred from Level 2 to Level 3 during the period ended September 30, 2019. At September 30, 2018, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2019 these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Intermediate Duration Bond Fund used during the period include futures contracts.

Intermediate Duration Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2019, Intermediate Duration Bond Fund used futures contracts for hedging purposes and to manage duration.

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Notes to Financial Statements (continued)

September 30, 2019

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2019, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives Interest rate contracts	$(114,344)

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$1,026,542

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$10,368

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2019:

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	9.44%
Highest Notional Amount Outstanding	9.98%
Lowest Notional Amount Outstanding	8.60%
Notional Amount Outstanding as of September 30, 2019	8.60%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

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Notes to Financial Statements (continued)

September 30, 2019

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Intermediate Duration Bond Fund	$145,000	$145,000

5.  Purchases and Sales of Securities.  For the year ended September 30, 2019, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Intermediate Duration Bond Fund	$138,728,969	$96,952,028	$208,219,179	$188,147,571
Limited Term Government and Agency Fund	3,258,496,912	3,232,110,895	51,087,446	107,389,062

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

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Notes to Financial Statements (continued)

September 30, 2019

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $500 million	Next $1.5 billion	Over $2 billion
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3750%	0.3500%	0.3000%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2020, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2019 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Intermediate Duration Bond Fund	0.65%	1.40%	0.35%	0.40%
Limited Term Government and Agency Fund	0.80%	1.55%	0.50%	0.55%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements (continued)

September 30, 2019

For the year ended September 30, 2019, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Intermediate Duration Bond Fund	$541,556	$162,505	$379,051	0.25%	0.17%
Limited Term Government and Agency Fund	2,760,971	—	2,760,971	0.37%	0.37%

For the year ended September 30, 2019, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Limited Term Government and Agency Fund	$7,977	$703	$—	$4,646	$13,326

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2020.

No expenses were recovered for either Fund during the year ended September 30, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

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Notes to Financial Statements (continued)

September 30, 2019

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Intermediate Duration Bond Fund	$48,636	$670	$2,010
Limited Term Government and Agency Fund	819,219	61,802	185,404

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

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Notes to Financial Statements (continued)

September 30, 2019

For the year ended September 30, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Intermediate Duration Bond Fund	$95,382	$1,628	$93,754
Limited Term Government and Agency Fund	330,827	5,765	325,062

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Intermediate Duration Bond Fund	$162,463
Limited Term Government and Agency Fund	381,461

As of September 30, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Intermediate Duration Bond Fund	$2,185
Limited Term Government and Agency Fund	11,549

73  |

Notes to Financial Statements (continued)

September 30, 2019

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2019 were as follows:

Fund	Commissions
Intermediate Duration Bond Fund	$608
Limited Term Government and Agency Fund	10,887

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’

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Notes to Financial Statements (continued)

September 30, 2019

deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of September 30, 2019, the percentage of each Fund’s net assets owned by affiliates is as follows:

Intermediate Duration Bond Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.96%

Limited Term Government and Agency Fund	Percentage of Net Assets
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.19%
Loomis Sayles Distribution	0.19%
Natixis Sustainable Future 2015 Fund	0.07%
Natixis Sustainable Future 2020 Fund	0.06%
Natixis Sustainable Future 2025 Fund	0.04%
Natixis Sustainable Future 2030 Fund	0.03%
Natixis Sustainable Future 2035 Fund	0.02%
Natixis Sustainable Future 2040 Fund	0.01%
Natixis Sustainable Future 2045 Fund	0.01%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2020 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2019 (for the period from February 1, 2019, commencement of Class N operations, through September 30, 2019 for Intermediate Duration Bond Fund), Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Intermediate Duration Bond Fund	$101
Limited Term Government and Agency Fund	926

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Notes to Financial Statements (continued)

September 30, 2019

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2019 (for the period from February 1, 2019, commencement of operations, through September 30, 2019 for Intermediate Duration Bond Fund Class N), the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Intermediate Duration Bond Fund	$14,998	$231	$101	$154,073
Limited Term Government and Agency Fund	304,712	22,989	926	367,015

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2019, neither Fund had borrowings under this agreement.

9.  Concentration of Risk.  Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership

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Notes to Financial Statements (continued)

September 30, 2019

of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Intermediate Duration Bond Fund	1	18.51%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	398,531	$4,099,679	419,513	$4,226,997
Issued in connection with the reinvestment of distributions	47,051	480,510	44,777	451,282
Redeemed	(328,671)	(3,334,024)	(664,405)	(6,691,192)

Net change	116,911	$1,246,165	(200,115)	$(2,012,913)

Class C
Issued from the sale of shares	43,629	$442,533	244	$3,933
Issued in connection with the reinvestment of distributions	435	4,496	3,007	30,450
Redeemed	(3)	(26)	(316,184)	(3,174,018)

Net change	44,061	$447,003	(312,933)	$(3,139,635)

Class N(a)
Issued from the sale of shares	336,294	$3,517,593	—	$—
Issued in connection with the reinvestment of distributions	1,393	14,658	—	—

Net change	337,687	$3,532,251	—	$—

Class Y
Issued from the sale of shares	10,382,829	$104,956,223	3,847,881	$38,930,563
Issued in connection with the reinvestment of distributions	500,421	5,110,711	331,230	3,335,145
Redeemed	(5,211,508)	(52,921,882)	(4,349,784)	(43,786,379)

Net change	5,671,742	$57,145,052	(170,673)	$(1,520,671)

Increase (decrease) from capital share transactions	6,170,401	$62,370,471	(683,721)	$(6,673,219)

(a)	From commencement of Class operations on February 1, 2019 through September 30, 2019.

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Notes to Financial Statements (continued)

September 30, 2019

11.  Capital Shares (continued).

	Year Ended September 30, 2019		Year Ended September 30, 2018
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,604,468	$73,758,793	8,514,333	$95,199,331
Issued in connection with the reinvestment of distributions	468,020	5,253,188	415,392	4,644,926
Redeemed	(9,509,963)	(106,560,526)	(9,012,064)	(100,870,225)

Net change	(2,437,475)	$(27,548,545)	(82,339)	$(1,025,968)

Class C
Issued from the sale of shares	1,272,362	$14,195,722	404,620	$4,537,413
Issued in connection with the reinvestment of distributions	21,420	240,567	25,353	283,986
Redeemed	(1,445,466)	(16,189,983)	(2,149,966)	(24,060,145)

Net change	(151,684)	$(1,753,694)	(1,719,993)	$(19,238,746)

Class N
Issued from the sale of shares	351,754	$3,935,676	707,393	$7,898,516
Issued in connection with the reinvestment of distributions	10,232	115,280	4,698	52,619
Redeemed	(183,979)	(2,066,729)	(593,846)	(6,627,527)

Net change	178,007	$1,984,227	118,245	$1,323,608

Class Y
Issued from the sale of shares	26,296,159	$295,778,178	15,567,203	$174,641,549
Issued in connection with the reinvestment of distributions	623,009	7,019,684	509,058	5,709,282
Redeemed	(19,697,925)	(220,982,548)	(14,832,325)	(166,390,937)

Net change	7,221,243	$81,815,314	1,243,936	$13,959,894

Increase (decrease) from capital share transactions	4,810,091	$54,497,302	(440,151)	$(4,981,212)

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Limited Term Government and Agency Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Intermediate Duration Bond Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Limited Term Government and Agency Fund (one of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of

79  |

Report of Independent Registered Public Accounting Firm

September 30, 2019 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2019

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member and Governance Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

81  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board ; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

83  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board ; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

85  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

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Trustee and Officer Information

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Peter Smail, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19
Loomis Sayles Funds I	$481,241	$442,185	$3,041	$3,035	$88,700	$89,924	$—	$—

1.	Audit-related fees consist of:

2018 & 2019 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2018 & 2019 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2018 and 2019 were $91,741 and $92,959 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19	10/1/17- 9/30/18	10/1/18- 9/30/19
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/17-9/30/18	10/1/18-9/30/19
Control Affiliates	$62,411	$32,252

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Kevin Charleston

Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Charleston

Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	November 21, 2019

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 21, 2019